UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT

COMPANIES

Investment Company Act file number 811-07899 and 811-07885

Name of Fund:   BlackRock Index Funds, Inc.

              BlackRock International Index Fund

              BlackRock S&P 500 Index Fund

              BlackRock Small Cap Index Fund

        Quantitative Master Series LLC:

              Master International Index Series

              Master S&P 500 Index Series

              Master Small Cap Index Series

Fund Address:   100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: John M. Perlowski, Chief Executive Officer, BlackRock Index Funds, Inc.

      and Quantitative Master Series LLC, 55 East 52nd Street, New York, NY 10055

Registrants’ telephone number, including area code: (800) 441-7762

Date of fiscal year end: 12/31/2012

Date of reporting period: 12/31/2012

Item 1 –	Report to Stockholders

DECEMBER 31, 2012

ANNUAL REPORT

BlackRock International Index Fund  |  of BlackRock Index Funds, Inc.

Not FDIC Insured • May Lose Value • No Bank Guarantee

2	BLACKROCK INTERNATIONAL INDEX FUND	DECEMBER 31, 2012

Dear Shareholder

Financial markets substantially improved in 2012 as compared to the prior year, due largely to central bank intervention and considerable relief from the global turmoil seen in 2011. Although 2012 brought its share of headwinds, the strongest returns came from higher-risk asset classes as investors reached for yield in an environment of extremely low interest rates.

The year opened with investor confidence on the rise as global liquidity had been restored and financial news headlines became less daunting. Equity markets moved higher through the first two months of 2012, while climbing US Treasury yields pressured higher-quality fixed income assets. However, markets reversed course in the spring when Europe’s debt crisis boiled over once again. Political instability in Greece and severe deficit and liquidity problems in Spain raised the prospect of a euro collapse. Government borrowing costs in peripheral European countries soared while the region’s finance leaders deliberated over the fiscal integration of the currency bloc. Alongside the drama in Europe, investors were discouraged by gloomy economic reports from various parts of the world. A slowdown in China, a key powerhouse for global growth, emerged as a particular concern. In the United States, disappointing jobs reports signaled that the recovery was losing steam. Risk assets sold off as investors retreated to safe-haven assets.

As the outlook for the global economy worsened, investors grew increasingly optimistic that the world’s largest central banks soon would intervene to stimulate growth. This theme, along with increased cooperation among finance ministers in Europe, fueled a powerful risk-asset rebound in June. In July, the European Central Bank (“ECB”) president stated that the bank would do “whatever it takes” to preserve the euro currency bloc. This assurance along with expectations for policy stimulus from central banks in Europe and the United States drove most asset classes higher through the summer. Early in September, the ECB announced its decision to support the eurozone’s troubled peripheral countries with unlimited purchases of short term sovereign debt. Days later, the US Federal Reserve announced an aggressive stimulus package involving open-ended monthly purchases of agency mortgage-backed securities.

Going into the fall, US stocks slid on lackluster corporate earnings reports and market volatility rose leading up to the US Presidential election. Global trade slowed as many European countries fell into recession and growth continued to decelerate in China, where a once-a-decade leadership change compounded uncertainty. In the United States, automatic tax increases and spending cuts that had been scheduled to take effect at the beginning of 2013 (known as the “fiscal cliff”) threatened to push the nation into recession unless politicians could agree upon alternate measures to reduce the deficit before the end of 2012. Worries that bipartisan gridlock would preclude a budget deal prior to the deadline drove high levels of volatility in financial markets around the world in the months leading up to the last day of the year. Ultimately, the United States averted the worst of the fiscal cliff with a last-minute tax deal. Relief from US fiscal worries, however, was only partial as decisions relating to spending cuts and the debt ceiling remained pending as financial markets closed for the year.

All major asset classes generated positive returns for the 6- and 12-month periods ended December 31, 2012. Riskier assets outperformed higher quality investments as investors sought meaningful returns in a low interest rate environment. International and emerging market equities were the strongest performers. US Treasury yields were volatile, but declined overall, resulting in moderate gains for higher quality fixed income sectors. Tax-exempt municipal bonds benefited from a favorable supply-and-demand environment. Near-zero short term interest rates continued to keep yields on money market securities near their all-time lows.

The New Year brings a host of unknowns, but we believe new opportunities abound. BlackRock was built to provide the global market insight, breadth of capabilities, unbiased investment advice and deep risk management expertise these times require. With access to every asset class, geography and investment style, and extensive market intelligence, we help investors of all sizes build dynamic, diverse portfolios to achieve better, more consistent returns over time. We encourage you to visit www.blackrock.com/newworld for more information.

Sincerely,

Rob Kapito

President, BlackRock Advisors,LLC

“Although 2012 brought its share of headwinds, the strongest returns came from higher-risk asset classes as investors reached for yield in an environment of extremely low interest rates.”

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of December 31, 2012
	6-month	12-month
US large cap equities (S&P 500® Index)	5.95%	16.00%
US small cap equities (Russell 2000® Index)	7.20	16.35
International equities (MSCI Europe, Australasia, Far East Index)	13.95	17.32
Emerging market equities (MSCI Emerging Markets Index)	13.75	18.22
3-month Treasury bill (BofA Merrill Lynch 3-Month US Treasury Bill Index)	0.07	0.11
US Treasury securities (BofA Merrill Lynch 10-Year US Treasury Index)	0.71	4.18
US investment grade bonds (Barclays US Aggregate Bond Index)	1.80	4.21
Tax-exempt municipal bonds (S&P Municipal Bond Index)	3.15	7.42
US high yield bonds (Barclays US Corporate High Yield 2% Issuer Capped Index)	7.97	15.78
Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

THIS PAGE NOT PART OF YOUR FUND REPORT	3

Fund Summary as of December 31, 2012	BlackRock International Index Fund

Investment Objective

BlackRock International Index Fund’s (the “Fund”) investment objective is to match the performance of the MSCI EAFE Index (Europe, Australasia, Far East) (the “MSCI EAFE Index”) in U.S. dollars with net dividends as closely as possible before the deduction of Fund expenses.

Portfolio Management Commentary

How did the Fund perform?

•	The Fund invests all of its assets in Master International Index Series (the “Series”), a series of Quantitative Master Series LLC. For the 12 months ended December 31, 2012, the Fund’s Institutional, Investor A and Class K Shares returned 18.58%, 18.33% and 18.65%, respectively, while the benchmark MSCI EAFE Index returned 17.32%. The MSCI EAFE Index is a free float-adjusted, market capitalization-weighted index designed to measure equity performance of developed markets, excluding the United States and Canada.

Describe the market environment.

•	Following a tumultuous 2011, equity markets began the new year with a strong rally amid lower volatility. The debt situation in Europe had stabilized and global liquidity conditions improved as the European Central Bank (“ECB”) implemented its long-term refinancing operations. Positive economic indicators out of the United States brightened the outlook for the world economy and equities moved higher through the first two months of 2012.

•	A flare-up in the European debt crisis halted the rally in the spring. Political instability in Greece caused anxiety about whether the country would continue its membership in the eurozone. Spain faced severe deficit and policymaking issues and a liquidity crisis in the nation’s banks. Alongside the drama in Europe, investors became discouraged by gloomy economic reports from various parts of the world. A slowdown in China, a key powerhouse for global growth, was of particular concern. Many European countries fell into recession. In the United States, disappointing jobs reports signaled that the recovery was losing steam. International equities gave back all of their year-to-date gains by the end of May.

•

As the global economic picture dimmed, investors grew increasingly optimistic that the world’s central banks would intervene to stimulate growth. Meanwhile, European leaders took meaningful steps toward fiscal integration in the euro currency bloc. These positive themes drove a powerful equity rebound in June. In July, ECB president Mario Draghi boosted investor confidence by stating that the ECB was committed to do “whatever it takes” to hold the eurozone together. This assurance along with growing hopes for additional central bank stimulus overshadowed concerns about the dreary economic landscape and international stock markets continued their advance through the third quarter. In September, the ECB announced its decision to backstop eurozone governments with unlimited purchases of short-term sovereign debt. Days later, the US Federal Reserve announced an aggressive stimulus program involving purchases of agency mortgage-backed securities.

•	Concerns about the world economy resurfaced in the fall amid political uncertainty in key nations. Global trade slowed as Europe’s recession deepened, US growth remained lackluster and growth continued to decelerate in China, where a once-in-a-decade leadership change compounded uncertainty. In the United States, automatic tax increases and spending cuts set to take effect at the beginning of 2013, known as the “fiscal cliff,” threatened to push the nation into recession unless politicians could agree upon alternate measures to reduce the deficit before the end of 2012. Worries that political gridlock would preclude a budget deal prior to the deadline drove high levels of volatility in equity markets around the world in the months leading up to the last day of the year. Ultimately, the United States averted the fiscal cliff with a last-minute tax deal, spurring relief rallies in stock markets globally. However, relief from US fiscal worries was only partial as decisions relating to spending cuts and the national debt ceiling remained pending as financial markets closed for the year. Despite a downtrodden economic environment and a suspenseful lead-up to the US fiscal cliff deadline, international stock prices moved higher through the final months of 2012 as investors took on more risk to achieve meaningful returns in the low interest rate environment.

•	For the 12 months ended December 31, 2012, stocks in all of the 22 developed nations represented in the MSCI EAFE Index posted gains (in USD) with the exception of Israel (-4.68%). Belgium led the index with a return of 39.55%. Stocks in Europe’s core economies, Germany (+30.90%) and France (+21.29%), staged a strong rebound and outperformed markets in the debt-laden peripheral countries, Italy (+12.48%), Ireland (+5.74%), Greece (+4.52%), Portugal (+3.53%) and Spain (+3.00%). Asian markets were pressured by slowing global trade and domestic economic weakness; however, Japanese equities (+8.18%) were buoyed by monetary easing as a weaker yen benefited the nation’s exporters.

Describe recent portfolio activity.

•	During the period, as changes were made to the composition of the MSCI EAFE Index, the Series purchased and sold securities to maintain its objective of replicating the risks and return of the benchmark index.

Describe portfolio positioning at period end.

•	The Series remains positioned to match the risk characteristics of its benchmark index, irrespective of the future direction of international markets.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

4	BLACKROCK INTERNATIONAL INDEX FUND	DECEMBER 31, 2012

Total Return Based on a $10,000 Investment

[1]	Assuming transaction costs and other operating expenses, including administration fees, if any.

[2]	The Fund invests all of its assets in the Series. The Series may invest in a statistically selected sample of the equity securities included in the MSCI EAFE Index and in derivative instruments linked to the MSCI EAFE Index.

[3]	This unmanaged index is a free-float adjusted, market capitalization-weighted index designed to measure equity performance of developed markets, excluding the United States and Canada.

Performance Summary for the Period Ended December 31, 2012

	6-Month Total Returns	Average Annual Total Returns[4]
		1 Year	5 Years	10 Years
Institutional	14.30%	18.58%	(3.78)%	7.96%
Investor A	14.16	18.33	(4.04)	7.68
Class K5	14.26	18.65	(3.74)	8.01
MSCI EAFE Index	13.95	17.32	(3.69)	8.21

[4]	Average annual total returns reflect reductions for service fees, if any. See “About Fund Performance” on page 6 for a detailed description of share classes, including any related fees.

[5]	Class K Shares commenced operations on March 31, 2011.

Past performance is not indicative of future results.

Expense Example

	Actual			Hypothetical[7]
	Beginning Account Value July 1, 2012	Ending Account Value December 31, 2012	Expenses Paid During the Period[6]	Beginning Account Value July 1, 2012	Ending Account Value December 31, 2012	Expenses Paid During the Period[6]	Annualized Expense Ratio
Institutional	$1,000.00	$1,143.00	$1.72	$1,000.00	$1,023.54	$1.63	0.32%
Investor A	$1,000.00	$1,141.60	$3.23	$1,000.00	$1,022.14	$3.05	0.60%
Class K	$1,000.00	$1,142.60	$1.56	$1,000.00	$1,023.64	$1.48	0.29%

[6]	For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period shown). Because the Fund invests significantly in the Series, the expense example reflects the net expenses of both the Fund and the Series in which it invests.

[7]	Hypothetical 5% return before expenses is calculated by pro rating the number of days in the most recent fiscal half year divided by 366.

See “Disclosure of Expenses” on page 6 for further information on how expenses were calculated.

BLACKROCK INTERNATIONAL INDEX FUND	DECEMBER 31, 2012	5

About Fund Performance
•	Institutional and Class K Shares are not subject to any sales charge. These shares bear no ongoing distribution or service fees and are available only to eligible investors. Prior to March 31, 2011, Class K Shares’ performance results are those of Institutional Shares restated to reflect Class K Shares’ fees.

•	Investor A Shares are not subject to any sales charge and bear no ongoing distribution fee. These shares are subject to an ongoing service fee of 0.25% per year.

Performance information reflects past performance and does not guarantee future results. Current performance may be lower or higher than the performance data quoted. Refer to www.blackrock.com/funds to obtain performance data current to the most recent month end. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Figures shown in the performance table on the previous page assume reinvestment of all dividends and capital gain distributions, if any, at net asset value (“NAV”) on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of service and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders. The Fund’s administrator waived and/or reimbursed a portion of the Fund’s fee. Without such waiver and/or reimbursement, the Fund’s performance would have been lower.

Disclosure of Expenses

Shareholders of the Fund may incur the following charges: (a) expenses related to transactions, including exchange fees; and (b) operating expenses, including administration fees, service fees, including 12b-1 fees, and other Fund expenses. The expense example on the previous page (which is based on a hypothetical investment of $1,000 invested on July 1, 2012 and held through December 31, 2012) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense example provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their share class under the heading entitled “Expenses Paid During the Period.”

The expense example also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in the Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in other funds’ shareholder reports.

The expenses shown in the expense example are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as sales charges or exchange fees, if any. Therefore, the hypothetical example is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

Derivative Financial Instruments

The Series may invest in various derivative financial instruments, including financial futures contracts and foreign currency exchange contracts, as specified in Note 2 of the Series’ Notes to Financial Statements, which may constitute forms of economic leverage. Such derivative financial instruments are used to obtain exposure to a security, index and/or market without owning or taking physical custody of securities or to hedge market, equity and/or foreign currency exchange rate risks. Derivative financial instruments involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the derivative financial instrument. The Series’ ability to use a derivative financial instrument successfully depends on the investment advisor’s ability to predict pertinent market movements accurately, which cannot be assured. The use of derivative financial instruments may result in losses greater than if they had not been used, may require the Series to sell or purchase portfolio investments at inopportune times or for distressed values, may limit the amount of appreciation the Series can realize on an investment, may result in lower dividends paid to shareholders or may cause the Series to hold an investment that it might otherwise sell. The Series’ investments in these instruments are discussed in detail in the Series’ Notes to Financial Statements.

6	BLACKROCK INTERNATIONAL INDEX FUND	DECEMBER 31, 2012

Statement of Assets and Liabilities	BlackRock International Index Fund

December 31, 2012

Assets
Investments at value — Master International Index Series (the “Series”) (cost — $244,121,601)	$277,176,858
Withdrawals receivable from the Series	935,201
Capital shares sold receivable	564,005

Total assets	278,676,064

Liabilities
Capital shares redeemed payable	1,499,206
Administration fees payable	54,990
Service fees payable	45,873
Officer’s fees payable	108
Other accrued expenses payable	23,270

Total liabilities	1,623,447

Net Assets	$277,052,617

Net Assets Consist of
Paid-in capital	$294,301,172
Distributions in excess of net investment income	(1,509,001)
Accumulated net realized loss allocated from the Series	(48,794,811)
Net unrealized appreciation/depreciation allocated from the Series	33,055,257

Net Assets	$277,052,617

Net Asset Value
Institutional — Based on net assets of $52,588,815 and 4,754,839 shares outstanding, 125 million shares authorized, $0.0001 par value	$11.06

Investor A — Based on net assets of $223,753,750 and 20,364,232 shares outstanding, 125 million shares authorized, $0.0001 par value	$10.99

Class K — Based on net assets of $710,052 and 64,181 shares outstanding, 125 million shares authorized, $0.0001 par value	$11.06

See Notes to Financial Statements.

BLACKROCK INTERNATIONAL INDEX FUND	DECEMBER 31, 2012	7

Statement of Operations	BlackRock International Index Fund

Year Ended December 31, 2012

Investment Income
Net investment income allocated from the Series:
Dividends — unaffiliated	$9,456,652
Foreign taxes withheld	(663,878)
Dividends — affiliated	1,710
Expenses	(158,386)
Fees waived	3,665

Total income	8,639,763

Fund Expenses
Administration	600,731
Service — Investor A	487,644
Transfer agent — Institutional	30,554
Transfer agent — Investor A	153,778
Transfer agent — Class K	36
Professional	67,144
Printing	43,404
Registration	28,395
Officer	145
Miscellaneous	12,217

Total expenses	1,424,048
Less fees waived by administrator	(167,255)
Less transfer agent fees waived and/or reimbursed — class specific	(54,703)

Total expenses after fees waived and/or reimbursed	1,202,090

Net investment income	7,437,673

Realized and Unrealized Gain (Loss) Allocated from the Series
Net realized loss from investments, financial futures contracts and foreign currency transactions	(20,249,413)

Net change in unrealized appreciation/depreciation on investments, financial futures contracts and foreign currency translations	56,355,838

Total realized and unrealized gain	36,106,425

Net Increase in Net Assets Resulting from Operations	$43,544,098

See Notes to Financial Statements.

8	BLACKROCK INTERNATIONAL INDEX FUND	DECEMBER 31, 2012

Statements of Changes in Net Assets	BlackRock International Index Fund

	Year Ended December 31,
Increase (Decrease) in Net Assets:	2012	2011

Operations
Net investment income	$7,437,673	$8,027,957
Net realized loss	(20,249,413)	(5,481,644)
Net change in unrealized appreciation/depreciation	56,355,838	(37,431,256)

Net increase (decrease) in net assets resulting from operations	43,544,098	(34,884,943)

Dividends to Shareholders From[1]
Net investment income:
Institutional	(1,661,118)	(3,165,026)
Investor A	(6,510,024)	(5,380,392)
Class K	(21,576)	(737)

Decrease in net assets resulting from dividends to shareholders	(8,192,718)	(8,546,155)

Capital Share Transactions
Net increase in net assets derived from capital share transactions	3,246,488	6,705,760

Redemption Fee
Redemption fee	—	1,682

Net Assets
Total increase (decrease) in net assets	38,597,868	(36,723,656)
Beginning of year	238,454,749	275,178,405

End of year	$277,052,617	$238,454,749

Distributions in excess of net investment income	$(1,509,001)	$(978,961)

[1] Dividends are determined in accordance with federal income tax regulations.

BLACKROCK INTERNATIONAL INDEX FUND	DECEMBER 31, 2012	9

Financial Highlights	BlackRock International Index Fund

	Institutional					Investor A
	Year Ended December 31,					Year Ended December 31,
	2012	2011	2010	2009	2008	2012	2011	2010	2009	2008

Per Share Operating Performance
Net asset value, beginning of year	$9.63	$11.42	$10.97	$8.75	$15.73	$9.57	$11.36	$10.91	$8.71	$15.65

Net investment income[1]	0.33	0.35	0.25	0.23	0.40	0.30	0.31	0.23	0.21	0.36
Net realized and unrealized gain (loss)	1.45	(1.79)[2]	0.53 [2]	2.25 [2]	(7.03)[2]	1.45	(1.77)[2]	0.52 [2]	2.23 [2]	(6.98)[2]

Net increase (decrease) from investment operations	1.78	(1.44)	0.78	2.48	(6.63)	1.75	(1.46)	0.75	2.44	(6.62)

Dividends and distributions from:[3]
Net investment income	(0.35)	(0.35)	(0.33)	(0.26)	(0.31)	(0.33)	(0.33)	(0.30)	(0.24)	(0.28)
Net realized gain	—	—	—	—	(0.04)	—	—	—	—	(0.04)

Total dividends and distributions	(0.35)	(0.35)	(0.33)	(0.26)	(0.35)	(0.33)	(0.33)	(0.30)	(0.24)	(0.32)

Net asset value, end of year	$11.06	$9.63	$11.42	$10.97	$8.75	$10.99	$9.57	$11.36	$10.91	$8.71

Total Investment Return[4]
Based on net asset value	18.58%	(12.55)%	7.26%	28.38%	(42.24)%	18.33%	(12.84)%	7.02%	28.00%	(42.41)%

Ratios to Average Net Assets[5]
Total expenses	0.42%[6]	0.44%[6]	0.47%	0.54%	0.54%	0.69%[6]	0.70%[6]	0.74%	0.79%	0.79%

Total expenses after fees waived and/or reimbursed	0.34%[6]	0.35%[6]	0.46%	0.54%	0.54%	0.60%[6]	0.60%[6]	0.73%	0.79%	0.79%

Net investment income	3.22%[6]	3.14%[6]	2.35%	2.43%	3.11%	2.90%[6]	2.84%[6]	2.16%	2.27%	2.83%

Supplemental Data
Net assets, end of year (000)	$52,589	$70,169	$112,145	$89,889	$90,688	$223,754	$168,266	$163,033	$160,964	$136,073

Portfolio turnover of the Series	21%	6%	8%	30%	30%	21%	6%	8%	30%	30%

[1]	Based on average shares outstanding.

[2]	Includes a redemption fee, which is less than $0.01 per share.

[3]	Dividends and distributions are determined in accordance with federal income tax regulations.

[4]	Where applicable, total investment returns include the reinvestment of dividends and distributions.

[5]	Includes the Fund’s share of the Series’ allocated expenses and/or net investment income.

[6]	Includes the Fund’s share of the Series’ allocated fees waived of less than 0.01%.

See Notes to Financial Statements.

10	BLACKROCK INTERNATIONAL INDEX FUND	DECEMBER 31, 2012

Financial Highlights (concluded)	BlackRock International Index Fund

	Class K
	Year Ended December 31, 2012	Period March 31, 2011[1] to December 31, 2011

Per Share Operating Performance
Net asset value, beginning of period	$9.63	$11.80

Net investment income[2]	0.22	0.26
Net realized and unrealized gain (loss)	1.57	(2.08)

Net increase (decrease) from investment operations	1.79	(1.82)

Dividends from net investment income[3]	(0.36)	(0.35)

Net asset value, end of period	$11.06	$9.63

Total Investment Return[4]
Based on net asset value	18.65%	(15.38)%[5]

Ratios to Average Net Assets[6,7]
Total expenses	0.33%	0.48%[8]

Total expenses after fees waived and/or reimbursed	0.29%	0.30%[8]

Net investment income	2.11%	3.27%[8]

Supplemental Data
Net assets, end of period (000)	$710	$20

Portfolio turnover of the Series	21%	6%

[1]	Commencement of operations.

[2]	Based on average shares outstanding.

[3]	Dividends are determined in accordance with federal income tax regulations.

[4]	Where applicable, total investment returns include the reinvestment of dividends and distributions.

[5]	Aggregate total investment return.

[6]	Includes the Fund’s share of the Series’ allocated expenses and/or net investment income.

[7]	Includes the Fund’s share of the Series’ allocated fees waived of less than 0.01%.

[8]	Annualized.

See Notes to Financial Statements.

BLACKROCK INTERNATIONAL INDEX FUND	DECEMBER 31, 2012	11

Notes to Financial Statements	BlackRock International Index Fund

1. Organization and Significant Accounting Policies:

BlackRock International Index Fund (the “Fund”), a series of BlackRock Index Funds, Inc. (the “Corporation”), is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a diversified, open-end management investment company. The Corporation is organized as a Maryland corporation. The Fund seeks to achieve its investment objective by investing all of its assets in Master International Index Series (the “Series”) of Quantitative Master Series LLC (the “Master LLC”), an affiliate of the Fund, which has the same investment objective and strategies as the Fund. The value of the Fund’s investment in the Series reflects the Fund’s proportionate interest in the net assets of the Series. The performance of the Fund is directly affected by the performance of the Series. The percentage of the Series owned by the Fund at December 31, 2012 was 36.6%. The financial statements of the Series, including the Schedule of Investments, are included elsewhere in this report and should be read in conjunction with the Fund’s financial statements. The Fund’s financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“US GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Fund offers multiple classes of shares. Institutional Shares and Class K Shares are sold without a sales charge and only to certain eligible investors. Investor A Shares are generally sold without a front-end sales charge. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Investor A Shares bear certain expenses related to the shareholder servicing of such shares. Each class has exclusive voting rights with respect to matters relating to its shareholder servicing and distribution expenditures.

The following is a summary of significant accounting policies followed by the Fund:

Valuation: US GAAP defines fair value as the price the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Fund’s policy is to fair value its financial instruments at market value. The Fund records its investment in the Series at fair value based on the Fund’s proportionate interest in the net assets of the Series. Valuation of securities held by the Series is discussed in Note 1 of the Series’ Notes to Financial Statements, which are included elsewhere in this report.

Investment Transactions and Investment Income: For financial reporting purposes, contributions to and withdrawals from the Series are accounted on a trade date basis. The Fund records daily its proportionate share of the Series’ income, expenses and realized and unrealized gains and losses. Realized and unrealized gains and losses are adjusted for utilizing partnership tax allocation rules. In addition, the Fund accrues its own expenses. Income, expenses and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Dividends and Distributions: Dividends and distributions paid by the Fund are recorded on the ex-dividend dates. The portion of distributions that exceeds a Fund’s current and accumulated earnings and profits, which are measured on a tax basis, will constitute a nontaxable return of capital. Distributions in excess of a Fund’s taxable income and net capital gains, but not in excess of a Fund’s earnings and profits, will be taxable to shareholders as ordinary income and will not constitute a nontaxable return of capital. Capital losses carried forward from years beginning before 2011 do not reduce earnings and profits, even if such carried forward losses offset current year realized gains. The character and timing of dividends and distributions are determined in accordance with federal income tax regulations, which may differ from US GAAP.

Income Taxes: It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

The Fund files US federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s US federal tax returns remains open for each of the four years ended December 31, 2012. The statutes of limitations on the Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction. Management does not believe there are any uncertain tax positions that require recognition of a tax liability.

Other: Expenses directly related to the Fund or its classes are charged to the Fund or class. Other operating expenses shared by several funds are pro rated among those funds on the basis of relative net assets or other appropriate methods. Expenses directly related to the Fund and other shared expenses pro rated to the Fund are allocated daily to each class based on its relative net assets or other appropriate methods.

2. Administration Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. (“PNC”) is the largest stockholder and an affiliate, for 1940 Act purposes, of BlackRock, Inc. (“BlackRock”).

The Corporation, on behalf of the Fund, entered into an Administration Agreement with BlackRock Advisors, LLC (the “Administrator”), an indirect, wholly owned subsidiary of BlackRock, to provide administrative services (other than investment advice and related portfolio activities). For such services, the Fund pays the Administrator a monthly

12	BLACKROCK INTERNATIONAL INDEX FUND	DECEMBER 31, 2012

Notes to Financial Statements (continued)	BlackRock International Index Fund

fee at an annual rate of 0.24% of the average daily value of the Fund’s net assets. The Fund does not pay an investment advisory fee or investment management fee.

The Administrator contractually agreed to waive and/or reimburse fees or expenses, excluding interest expense, dividend expense, acquired fund fees and expenses and certain other fund expenses, which constitute extraordinary expenses not incurred in the ordinary course of the Fund’s business, in order to limit expenses. The expense limitation as a percentage of average daily net assets is as follows: 0.35% for Institutional, 0.60% for Investor A and 0.30% for Class K Shares. The Administrator has agreed not to reduce or discontinue this contractual waiver or reimbursement prior to May 1, 2013 unless approved by the Corporation’s Board of Directors (the “Board”), including a majority of the Independent Directors. These amounts are shown as fees waived by administrator and transfer agent fees reimbursed, respectively, in the Statement of Operations.

For the year ended December 31, 2012, the amounts shown as transfer agent fees waived and/or reimbursed – class specific were as follows:

Institutional	$7,744
Investor A	$46,926
Class K	$33

In addition, the Administrator waived $167,255, which is shown as fees waived by administrator in the Statement of Operations.

The Corporation, on behalf of the Fund, entered into a Distribution Agreement and Distribution Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of BlackRock. Pursuant to the Distribution Plan and in accordance with Rule 12b-1 under the 1940 Act, the Fund pays BRIL ongoing service fees with respect to its Investor A Shares. The fees are accrued daily and paid monthly at the annual rate of 0.25% based upon the average daily net assets attributable to Investor A Shares.

Pursuant to sub-agreements with BRIL, broker-dealers and BRIL provide shareholder servicing services to the Fund. The ongoing service fee compensates BRIL and each broker-dealer for providing shareholder servicing to Investor A shareholders.

Pursuant to written agreements, certain financial intermediaries, some of which may be affiliates, provide the Fund with sub-accounting, recordkeeping, sub-transfer agency and other administrative services with respect to sub-accounts they service. For these services, these entities receive an annual fee per shareholder account, which will vary depending on share class and/or net assets. For the year ended December 31, 2012, the Fund did not pay any amounts to affiliates in return for these services.

The Administrator maintains a call center, which is responsible for providing certain shareholder services to the Fund, such as responding to shareholder inquiries and processing transactions based upon instructions from shareholders with respect to the subscription and redemption of Fund shares. For the year ended December 31, 2012, the Fund reimbursed the Administrator the following amounts for costs incurred in running the call center, which are included in transfer agent — class specific in the Statement of Operations:

Institutional	$3,812
Investor A	$641
Class K	$2

Certain officers and/or directors of the Corporation are officers and/or directors of BlackRock or its affiliates. The Fund reimburses the Administrator for a portion of the compensation paid to the Corporation’s Chief Compliance Officer.

3. Income Tax Information:

US GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. The following permanent differences as of December 31, 2012 attributable to foreign currency transactions and the sale of stock of passive foreign investment companies by the Fund were reclassified to the following accounts:

Distributions in excess of net investment income	$225,005
Accumulated net realized loss allocated from the Series	$(225,005)

The tax character of distributions paid during the fiscal years ended December 31, 2012 and December 31, 2011 was as follows:

	12/31/12	12/31/11
Ordinary income	$8,192,718	$8,546,155

As of December 31, 2012, the tax components of accumulated net losses were as follows:

Undistributed ordinary income	$280,642
Capital loss carryforwards	(36,696,961)
Net unrealized gains[1]	20,064,843
Qualified late-year losses[2]	(897,079)

Total	$(17,248,555)

[1]	The difference between book-basis and tax-basis net unrealized gains was attributable primarily to the timing and recognition of partnership income.

[2]	The Fund has elected to defer certain qualified late-year losses and recognize such losses in the year ending December 31, 2013.

BLACKROCK INTERNATIONAL INDEX FUND	DECEMBER 31, 2012	13

Notes to Financial Statements (concluded)	BlackRock International Index Fund

As of December 31, 2012, the Fund had capital loss carryforwards available to offset future realized capital gains through the indicated expiration dates as follows:

Expires December 31,
2016	$4,270,741
2017	6,596,186
No expiration date[1]	25,830,034

Total	$36,696,961

[1]	Must be utilized prior to losses subject to expiration.

4. Capital Share Transactions:

Transactions in capital shares for each class were as follows:

	Year Ended December 31, 2012		Year Ended December 31, 2011[2]
	Shares	Amount	Shares	Amount
Institutional
Shares sold	2,586,365	$27,014,746	2,419,978	$27,001,665
Shares issued to shareholders in reinvestment of dividends	133,467	1,452,499	302,801	2,862,205
Shares redeemed	(5,251,574)	(54,524,964)	(5,253,420)	(55,609,457)

Net decrease	(2,531,742)	$(26,057,719)	(2,530,641)	$(25,745,587)

Investor A
Shares sold	6,287,982	$64,635,262	5,442,480	$57,248,032
Shares issued to shareholders in reinvestment of dividends	597,968	6,462,313	567,625	5,330,566
Shares redeemed	(4,100,677)	(42,432,223)	(2,785,511)	(30,152,251)

Net increase	2,785,273	$28,665,352	3,224,594	$32,426,347

Class K
Shares sold	72,801	$753,833	2,119	$25,000
Shares issued to shareholders in reinvestment of dividends	1,909	20,814	—	—
Shares redeemed	(12,648)	(135,792)	—	—

Net increase	62,062	$638,855	2,119	$25,000

Total Net Increase	315,593	$3,246,488	696,072	$6,705,760

[2]	For the period March 31, 2011 (commencement of operations) to December 31, 2011 for Class K.

At December 31, 2012, affiliates owned 2,119 shares of Class K.

Prior to April 1, 2011, there was a 2% redemption fee on shares redeemed or exchanged that have been held for 30 days or less. The redemption fees were collected and retained by the Fund for the benefit of the remaining shareholders. The redemption fees were recorded as a credit to paid-in-capital. Effective April 1, 2011, the redemption fee was terminated and is no longer charged by the Fund.

5. Subsequent Events:

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

14	BLACKROCK INTERNATIONAL INDEX FUND	DECEMBER 31, 2012

Report of Independent Registered Public Accounting Firm	BlackRock International Index Fund

To the Shareholders of BlackRock International Index Fund and Board of Directors of BlackRock Index Funds, Inc.:

We have audited the accompanying statement of assets and liabilities of BlackRock International Index Fund, one of the series constituting BlackRock Index Funds, Inc., (the “Fund”) as of December 31, 2012, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of BlackRock International Index Fund, of BlackRock Index Funds, Inc., as of December 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Boston, Massachusetts

February 15, 2013

Important Tax Information (Unaudited)

The following information is provided with respect to the ordinary income distributions paid by the Fund for the taxable year ended December 31, 2012.

Payable Date	July 19, 2012	December 17, 2012
Qualified Dividend Income for Individuals[1,2]	100%	99.02%
Foreign Source Income[2]	93.43%	93.43%
Foreign Taxes Paid Per Share[3]	$0.002142	$0.026992

[1]	The Fund hereby designates the percentage indicated or the maximum amount allowable by law.

[2]	Expressed as a percentage of the cash distribution grossed-up for foreign taxes.

[3]	The foreign taxes paid represent taxes incurred by the Fund on income received by the Fund from foreign sources. Foreign taxes paid may be included in taxable income with an offsetting deduction from gross income or may be taken as a credit for taxes paid to foreign governments. You should consult your tax advisor regarding the appropriate treatment of foreign taxes paid.

BLACKROCK INTERNATIONAL INDEX FUND	DECEMBER 31, 2012	15

Series Portfolio Information	Master International Index Series

As of December 31, 2012

Ten Largest Holdings	Percent of Long-Term Investments

Nestlé SA, Registered Shares	2%
HSBC Holdings Plc	2
Novartis AG, Registered Shares	1
Roche Holding AG	1
BP Plc	1
Royal Dutch Shell Plc, Class A	1
Toyota Motor Corp.	1
BHP Billiton Ltd.	1
Vodafone Group Plc	1
Sanofi	1

Geographic Allocation	Percent of Long-Term Investments

United Kingdom	22%
Japan	20
France	10
Australia	9
Germany	9
Switzerland	9
Hong Kong	3
Sweden	3
Spain	3
Netherlands	3
Italy	2
Singapore	2
Other[1]	5

[1]	Other includes a 1% or less investment in each of the following countries: Belgium, Denmark, Norway, Finland, Israel, Ireland, Austria, Portugal, New Zealand and Greece.

16	BLACKROCK INTERNATIONAL INDEX FUND	DECEMBER 31, 2012

Schedule of Investments December 31, 2012	Master International Index Series (Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Australia — 8.6%
AGL Energy Ltd.	36,321	$583,899
ALS Ltd./Queensland	23,053	262,974
Alumina Ltd.	160,837	154,361
Amcor Ltd.	80,303	678,700
AMP Ltd.	192,688	977,385
APA Group	54,879	316,818
Asciano Ltd.	65,230	319,105
ASX Ltd.	11,837	386,291
Aurizon Holdings Ltd.	119,562	470,164
Australia & New Zealand Banking Group Ltd.	180,841	4,762,716
Bendigo and Adelaide Bank Ltd.	25,925	230,943
BGP Holdings Plc (a)	783,183	10
BHP Billiton Ltd.	214,704	8,382,135
Boral Ltd.	52,018	238,682
Brambles Ltd.	104,179	826,065
Caltex Australia Ltd.	8,911	179,732
Centro Retail Australia	91,777	217,267
CFS Retail Property Trust	133,352	266,766
Coca-Cola Amatil Ltd.	38,338	538,776
Cochlear Ltd.	3,730	309,215
Commonwealth Bank of Australia	106,014	6,904,306
Computershare Ltd.	29,768	280,819
Crown Ltd.	27,165	303,595
CSL Ltd.	33,658	1,900,239
Dexus Property Group	300,204	318,848
Echo Entertainment Group Ltd.	48,819	176,318
Flight Centre Ltd.	3,423	96,856
Fortescue Metals Group Ltd.	94,491	470,890
Goodman Group	113,434	516,867
GPT Group	94,248	362,778
Harvey Norman Holdings Ltd.	31,404	62,516
Iluka Resources Ltd.	28,027	270,852
Incitec Pivot Ltd.	110,317	376,112
Insurance Australia Group Ltd.	138,359	681,465
Leighton Holdings Ltd.	9,898	186,845
Lend Lease Group	35,581	347,476
Macquarie Group Ltd.	21,542	806,985
Metcash Ltd.	58,890	204,156
Mirvac Group	231,349	360,034
National Australia Bank Ltd.	151,351	3,980,996
Newcrest Mining Ltd.	50,924	1,191,249
Orica Ltd.	24,331	640,055
Origin Energy Ltd.	72,792	894,810
OZ Minerals Ltd.	19,462	138,211
Qantas Airways Ltd. (a)	77,541	121,422
QBE Insurance Group Ltd.	78,658	901,256
Ramsay Health Care Ltd.	8,478	241,812
Rio Tinto Ltd.	29,010	2,039,664
Santos Ltd.	64,222	752,466
Sims Metal Management Ltd.	11,568	114,307
Sonic Healthcare Ltd.	25,257	352,553
SP AusNet	112,082	130,251
Stockland	146,669	542,311
Suncorp Group Ltd.	85,700	915,176

Common Stocks	Shares	Value
Australia (concluded)
Sydney Airport	13,793	$48,587
Tabcorp Holdings Ltd.	47,647	152,185
Tatts Group Ltd.	91,221	287,325
Telstra Corp. Ltd.	289,910	1,321,040
Toll Holdings Ltd.	46,738	224,012
Transurban Group	87,545	556,488
Treasury Wine Estates Ltd.	43,719	215,182
Wesfarmers Ltd.	67,017	2,585,591
Westfield Group	142,962	1,578,851
Westfield Retail Trust	193,076	609,146
Westpac Banking Corp.	205,085	5,619,281
Whitehaven Coal Ltd.	30,229	112,658
Woodside Petroleum Ltd.	43,879	1,563,629
Woolworths Ltd.	82,047	2,517,065
WorleyParsons Ltd.	13,599	334,983

		65,412,523
Austria — 0.3%
Andritz AG	4,889	314,161
Erste Group Bank AG (a)	14,254	453,200
Immoeast AG NPV (a)	30,711	—
IMMOFINANZ AG (a)	60,647	255,311
OMV AG	9,760	353,664
Raiffeisen Bank AG	3,286	136,694
Telekom Austria AG	13,873	105,341
Verbund AG	4,748	117,928
Vienna Insurance Group	2,605	139,039
Voestalpine AG	7,473	274,583

		2,149,921
Belgium — 1.1%
Ageas	15,325	452,811
Anheuser-Busch InBev NV	53,477	4,657,021
Belgacom SA	9,973	293,322
Colruyt SA	5,194	257,093
Delhaize Group	6,874	276,876
Groupe Bruxelles Lambert SA	5,350	426,696
KBC Group Holding	15,841	552,095
Solvay SA	3,985	579,866
Telenet Group Holding NV	3,836	180,508
UCB SA	7,394	423,590
Umicore SA	7,605	421,112

		8,520,990
Denmark — 1.1%
A.P. Moller - Maersk A/S, Class A	38	270,647
A.P. Moller - Maersk A/S, Class B	88	666,393
Carlsberg A/S, Class B	7,119	701,338
Coloplast A/S, Class B	7,715	378,345
Danske Bank A/S (a)	43,225	734,141
DSV A/S	12,590	325,734
Novo-Nordisk A/S, Class B	27,117	4,415,641
Novozymes A/S, Class B	16,127	457,791
TDC A/S	32,329	229,055
Tryg A/S	1,666	126,091

Portfolio Abbreviations

To simplify the listings of portfolio holdings in the Schedule of Investments, the names and descriptions of many of the securities have been abbreviated according to the following list:	AUD	Australian Dollar	NOK	Norwegian Krone
	EUR	Euro	SEK	Swedish Krona
	GBP	British Pound	SGD	Singapore Dollar
	HKD	Hong Kong Dollar	USD	US Dollar
	ILS	Israeli New Shekel

See Notes to Financial Statements.

BLACKROCK INTERNATIONAL INDEX FUND	DECEMBER 31, 2012	17

Schedule of Investments (continued)	Master International Index Series (Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Denmark (concluded)
William Demant Holding A/S (a)	1,739	$149,400

		8,454,576
Finland — 0.8%
Elisa Oyj	9,184	203,607
Fortum Oyj	29,837	558,576
Kesko Oyj, Class B	4,450	146,093
Kone Oyj, Class B	10,442	772,287
Metso Oyj	8,429	359,849
Neste Oil Oyj	8,875	115,057
Nokia Oyj	249,824	987,232
Nokian Renkaat Oyj	7,335	293,819
Orion Oyj, Class B	6,361	187,286
Pohjola Bank Plc, Class A	9,274	138,865
Sampo Oyj, Class A	27,898	903,495
Stora Enso Oyj, Class R	35,753	250,250
UPM-Kymmene Oyj	35,010	411,884
Wartsila Oyj	11,026	480,026

		5,808,326
France — 9.2%
Accor SA	9,663	344,650
Aeroports de Paris	1,990	154,071
Air Liquide SA	20,769	2,623,907
Alstom SA	13,906	560,188
ArcelorMittal	62,338	1,086,890
Arkema	4,137	434,379
Atos Origin SA	3,685	258,786
AXA SA	117,705	2,113,485
BNP Paribas SA	66,780	3,801,788
Bouygues SA	12,430	369,881
Bureau Veritas SA	3,673	411,852
Cap Gemini SA	9,826	429,667
Carrefour SA	40,125	1,033,112
Casino Guichard-Perrachon SA	3,774	361,483
Christian Dior SA	3,653	622,668
Cie Generale de Geophysique-Veritas (a)	10,523	319,755
Cie Generale des Etablissements Michelin, Class B	12,115	1,160,846
CNP Assurances	11,119	171,151
Compagnie de Saint-Gobain	26,511	1,138,485
Credit Agricole SA (a)	67,413	549,016
Danone SA	38,538	2,538,581
Dassault Systemes SA	4,221	471,939
Edenred	11,514	356,109
EDF SA	15,751	291,874
Essilor International SA	13,475	1,359,051
Eurazeo	1,897	91,847
European Aeronautic Defence and Space Co. NV	27,521	1,084,912
Eutelsat Communications SA	8,836	293,887
Fonciere Des Regions	1,752	147,436
France Telecom SA	123,432	1,369,332
GDF Suez	85,018	1,751,036
Gecina SA	1,450	164,202
Groupe Eurotunnel SA	36,810	286,041
ICADE	1,573	140,441
Iliad SA	1,480	254,056
Imerys SA	2,274	145,851
JC Decaux SA	4,659	111,205
Klepierre	6,465	258,401
L’Oreal SA	16,058	2,234,349
Common Stocks	Shares	Value
France (concluded)
Lafarge SA	12,324	$795,789
Lagardere S.C.A.	7,712	259,400
Legrand SA	15,775	669,429
LVMH Moet Hennessy Louis Vuitton SA	16,919	3,122,524
Natixis	60,061	205,295
Pernod Ricard SA	14,130	1,639,376
Peugeot SA (a)	16,412	119,766
PPR	5,031	944,875
Publicis Groupe SA	11,791	709,383
Remy Cointreau SA	1,488	162,489
Renault SA	12,792	694,708
Rexel SA	7,434	152,046
Safran SA	15,263	660,994
Sanofi	79,407	7,530,153
Schneider Electric SA	34,990	2,562,693
Scor SE	11,009	297,557
SES SA	20,384	587,074
Societe BIC SA	1,868	223,913
Societe Generale SA (a)	46,751	1,777,588
Sodexo	6,353	536,820
Suez Environnement Co.	18,139	218,807
Technip SA	6,775	783,434
Thales SA	5,907	205,815
Total SA	141,734	7,374,833
Unibail-Rodamco SE	6,122	1,484,604
Vallourec SA	6,829	358,468
Veolia Environnement SA	21,974	266,392
Vinci SA	30,641	1,475,276
Vivendi SA	86,622	1,959,038
Wendel SA	2,140	220,595
Zodiac Aerospace	2,220	245,779

		69,541,523
Germany — 8.4%
Adidas AG	13,927	1,242,974
Allianz SE, Registered Shares	30,315	4,225,819
Axel Springer AG	2,723	116,571
BASF SE	61,156	5,782,904
Bayer AG, Registered Shares	55,061	5,250,718
Bayerische Motoren Werke AG	22,043	2,145,026
Bayerische Motoren Werke AG, Preference Shares	3,394	219,860
Beiersdorf AG	6,773	554,577
Brenntag AG	3,405	448,593
Celesio AG	5,979	103,562
Commerzbank AG (a)	249,380	477,751
Continental AG	7,324	853,636
Daimler AG, Registered Shares	60,396	3,325,135
Deutsche Bank AG, Registered Shares	61,885	2,722,618
Deutsche Boerse AG	12,733	780,813
Deutsche Lufthansa AG, Registered Shares	15,510	293,205
Deutsche Post AG, Registered Shares	60,361	1,329,481
Deutsche Telekom AG, Registered Shares	187,001	2,128,614
E.ON AG	119,897	2,248,791
Fraport AG Frankfurt Airport Services Worldwide	2,480	144,674
Fresenius Medical Care AG & Co. KGaA	14,071	971,068
Fresenius SE & Co. KGaA	8,285	953,341
GEA Group AG	11,794	383,491
Hannover Rueckversicherung AG, Registered Shares	4,082	319,717
HeidelbergCement AG	9,491	580,771
Henkel AG & Co. KGaA	8,644	593,246

See Notes to Financial Statements.

18	BLACKROCK INTERNATIONAL INDEX FUND	DECEMBER 31, 2012

Schedule of Investments (continued)	Master International Index Series (Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Germany (concluded)
Henkel AG & Co. KGaA, Preference Shares	11,859	$975,652
Hochtief AG (a)	1,911	111,781
Hugo Boss AG	1,594	169,403
Infineon Technologies AG	73,039	595,008
K+S AG	11,603	538,887
Kabel Deutschland Holding AG	5,865	441,432
Lanxess AG	5,465	481,900
Linde AG	12,317	2,154,837
MAN SE	2,811	301,960
Merck KGaA	4,332	570,935
Metro AG	8,809	244,726
Muenchener Rueckversicherungs AG, Registered Shares	11,940	2,155,501
Porsche Automobil Holding SE, Preference Shares	10,092	830,721
ProSieben SAT.1 Media AG, Preference Shares	5,820	165,776
RWE AG	32,577	1,351,212
RWE AG, Non-Voting Preference Shares	2,740	103,605
Salzgitter AG	2,650	138,883
SAP AG	61,340	4,932,510
Siemens AG, Registered Shares	54,784	5,990,663
Suedzucker AG	5,533	227,113
ThyssenKrupp AG	25,925	612,156
United Internet AG	6,744	145,841
Volkswagen AG	1,966	426,498
Volkswagen AG, Preference Shares	9,629	2,209,363

		64,073,319
Greece — 0.1%
Coca-Cola Hellenic Bottling Co. SA (a)	13,339	311,641
OPAP SA	15,543	111,452

		423,093
Hong Kong — 3.1%
AIA Group Ltd.	721,600	2,862,108
ASM Pacific Technology Ltd.	13,304	163,334
Bank of East Asia Ltd.	92,732	360,107
BOC Hong Kong Holdings Ltd.	248,400	781,412
Cathay Pacific Airways Ltd.	79,263	147,223
Cheung Kong Holdings Ltd.	92,835	1,444,456
Cheung Kong Infrastructure Holdings Ltd.	34,500	213,107
CLP Holdings Ltd.	120,187	1,009,791
First Pacific Co. Ltd.	142,000	156,813
Galaxy Entertainment Group Ltd. (a)	142,000	569,389
Hang Lung Properties Ltd.	148,000	595,613
Hang Seng Bank Ltd.	51,253	791,190
Henderson Land Development Co. Ltd.	64,491	461,704
HKT Trust/HKT Ltd.	156,000	153,225
Hong Kong & China Gas Ltd.	347,295	954,196
Hong Kong Exchanges and Clearing Ltd.	72,727	1,258,625
Hopewell Holdings Ltd.	37,849	164,107
Hutchison Whampoa Ltd.	142,176	1,506,631
Hysan Development Co. Ltd.	41,791	203,223
Kerry Properties Ltd.	46,500	244,288
Li & Fung Ltd.	389,980	703,713
The Link REIT	151,914	760,801
MGM China Holdings Ltd.	59,600	109,773
MTR Corp.	95,000	376,442
New World Development Co. Ltd.	243,226	385,069
NWS Holdings Ltd.	91,500	155,516
Orient Overseas International Ltd.	15,057	99,401
Common Stocks	Shares	Value
Hong Kong (concluded)
PCCW Ltd.	276,000	$121,991
Power Assets Holdings Ltd.	91,500	785,030
Sands China Ltd.	160,600	717,989
Shangri-La Asia Ltd.	107,905	217,367
Sino Land Co. Ltd.	201,263	368,541
SJM Holdings Ltd.	131,000	309,168
Sun Hung Kai Properties Ltd.	104,324	1,582,097
Swire Pacific Ltd., Class A	45,077	563,865
Swire Properties Ltd.	78,600	264,726
Wharf Holdings Ltd.	100,357	799,817
Wheelock & Co. Ltd.	62,000	316,267
Wing Hang Bank Ltd.	11,500	121,133
Wynn Macau Ltd. (a)	103,200	284,180
Yue Yuen Industrial Holdings Ltd.	49,285	166,692

		23,250,120
Ireland — 0.4%
CRH Plc	48,102	978,208
Elan Corp. Plc (a)	34,169	350,356
Experian Plc	67,203	1,083,105
Irish Bank Resolution Corp. Ltd. (a)	62,641	1
James Hardie Industries SE	29,405	284,694
Kerry Group Plc	10,046	530,639
Prothena Corp. Plc (a)	833	6,109
Ryanair Holdings Plc	10,891	68,519

		3,301,631
Israel — 0.5%
Bank Hapoalim BM (a)	70,522	302,570
Bank Leumi Le-Israel BM (a)	83,927	285,673
Bezeq The Israeli Telecommunication Corp. Ltd.	131,348	152,142
Delek Group Ltd.	296	69,653
Israel Chemicals Ltd.	30,115	362,679
The Israel Corp. Ltd.	157	103,272
Mellanox Technologies Ltd. (a)	2,298	142,342
Mizrahi Tefahot Bank Ltd. (a)	7,472	77,490
Nice Systems Ltd. (a)	4,090	136,987
Teva Pharmaceutical Industries Ltd.	62,794	2,333,391

		3,966,199
Italy — 2.2%
Assicurazioni Generali SpA	77,728	1,420,456
Atlantia SpA	22,405	406,843
Banca Monte dei Paschi di Siena SpA (a)	399,301	119,430
Banco Popolare SC (a)	115,161	191,762
Enel Green Power SpA	113,673	211,746
Enel SpA	438,202	1,822,693
Eni SpA	169,380	4,149,390
Exor SpA	4,458	112,350
Fiat Industrial SpA	56,948	623,898
Fiat SpA (a)	57,559	289,948
Finmeccanica SpA (a)	27,245	157,673
Intesa Sanpaolo SpA	670,677	1,159,809
Intesa Sanpaolo SpA, Non-Convertible Savings Shares	56,017	79,558
Luxottica Group SpA	10,836	447,254
Mediobanca SpA	33,549	207,233
Pirelli & C SpA	15,554	179,208
Prysmian SpA	13,841	276,280
Saipem SpA	17,813	693,869
Snam Rete Gas SpA	114,239	533,217

See Notes to Financial Statements.

BLACKROCK INTERNATIONAL INDEX FUND	DECEMBER 31, 2012	19

Schedule of Investments (continued)	Master International Index Series (Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Italy (concluded)
Telecom Italia SpA	630,665	$572,055
Telecom Italia SpA, Non-Convertible Savings Shares	396,336	315,440
Tenaris SA	31,423	655,181
Terna SpA	85,205	340,969
UniCredit SpA (a)	269,658	1,327,918
Unione di Banche Italiane ScpA	56,556	263,726

		16,557,906
Japan — 19.4%
ABC-Mart, Inc.	1,600	69,657
Acom Co. Ltd. (a)	2,450	70,568
Advantest Corp.	10,100	159,510
Aeon Co. Ltd.	39,700	453,712
Aeon Credit Service Co. Ltd.	4,400	89,032
Aeon Mall Co. Ltd.	5,000	123,005
Air Water, Inc.	10,000	127,988
Aisin Seiki Co. Ltd.	13,000	405,953
Ajinomoto Co., Inc.	43,000	568,995
Alfresa Holdings Corp.	2,900	113,353
All Nippon Airways Co. Ltd.	80,000	168,072
Amada Co. Ltd.	24,000	156,169
Aozora Bank Ltd.	40,000	122,989
Asahi Glass Co. Ltd.	67,100	489,937
Asahi Group Holdings Ltd.	25,900	551,482
Asahi Kasei Corp.	84,000	496,701
Asics Corp.	10,000	152,765
Astellas Pharma, Inc.	29,500	1,326,367
The Bank of Kyoto Ltd.	21,000	177,850
The Bank of Yokohama Ltd.	83,000	385,918
Benesse Holdings, Inc.	4,300	178,950
Bridgestone Corp.	43,300	1,127,166
Brother Industries Ltd.	15,700	169,018
Calbee, Inc.	1,000	70,463
Canon, Inc.	75,500	2,926,360
Casio Computer Co. Ltd.	14,000	122,881
Central Japan Railway Co.	9,700	787,247
The Chiba Bank Ltd.	50,000	292,908
Chiyoda Corp.	10,000	143,252
Chubu Electric Power Co., Inc.	43,000	573,824
Chugai Pharmaceutical Co. Ltd.	15,100	289,317
The Chugoku Bank Ltd.	13,000	181,451
The Chugoku Electric Power Co., Inc.	19,300	303,709
Citizen Holdings Co. Ltd.	19,000	100,366
Coca-Cola West Co. Ltd.	3,900	60,217
Cosmo Oil Co. Ltd.	38,000	85,104
Credit Saison Co. Ltd.	10,200	255,129
Dai Nippon Printing Co. Ltd.	38,000	297,975
The Dai-ichi Life Insurance Co. Ltd.	566	796,395
Daicel Corp.	21,000	138,943
Daido Steel Co. Ltd.	21,000	106,486
Daihatsu Motor Co. Ltd.	12,000	239,074
Daiichi Sankyo Co. Ltd.	44,500	683,174
Daikin Industries Ltd.	15,400	528,976
Dainippon Sumitomo Pharma Co. Ltd.	10,800	129,748
Daito Trust Construction Co. Ltd.	4,900	463,099
Daiwa House Industry Co. Ltd.	33,000	567,361
Daiwa Securities Group Inc.	110,000	613,694
Dena Co. Ltd.	6,900	226,350
Denki Kagaku Kogyo KK	29,000	99,290
Denso Corp.	32,400	1,128,304
Common Stocks	Shares	Value
Japan (continued)
Dentsu, Inc.	12,113	$324,455
Don Quijote Co. Ltd.	3,700	136,108
East Japan Railway Co.	22,649	1,464,577
Eisai Co. Ltd.	16,800	701,279
Electric Power Development Co. Ltd.	7,700	182,628
FamilyMart Co. Ltd.	4,000	164,792
FANUC Corp.	12,700	2,362,828
Fast Retailing Co. Ltd.	3,500	893,238
Fuji Electric Co. Ltd.	40,800	100,385
Fuji Heavy Industries Ltd.	40,000	504,413
FUJIFILM Holdings Corp.	31,100	625,727
Fujitsu Ltd.	125,000	524,246
Fukuoka Financial Group, Inc.	50,000	200,238
Furukawa Electric Co. Ltd. (a)	46,000	103,459
Gree, Inc.	6,400	99,325
GS Yuasa Corp.	25,000	100,795
The Gunma Bank Ltd.	26,000	127,206
The Hachijuni Bank Ltd.	28,000	140,477
Hakuhodo DY Holdings, Inc.	1,640	106,126
Hamamatsu Photonics KK	4,900	178,158
Hankyu Hanshin Holdings, Inc.	75,000	387,774
Hino Motors Ltd.	18,000	162,698
Hirose Electric Co. Ltd.	2,100	251,453
The Hiroshima Bank Ltd.	35,000	146,772
Hisamitsu Pharmaceutical Co., Inc.	4,000	199,081
Hitachi Chemical Co. Ltd.	7,400	111,542
Hitachi Construction Machinery Co. Ltd.	7,300	153,524
Hitachi High-Technologies Corp.	4,400	91,052
Hitachi Ltd.	309,000	1,818,312
Hitachi Metals Ltd.	12,000	102,335
Hokkaido Electric Power Co., Inc.	12,400	150,533
Hokuriku Electric Power Co.	11,400	135,290
Honda Motor Co. Ltd.	108,500	4,018,256
Hoya Corp.	29,000	571,414
Hulic Co. Ltd.	15,900	107,880
Ibiden Co. Ltd.	8,400	134,417
Idemitsu Kosan Co. Ltd.	1,500	130,708
IHI Corp.	87,000	225,600
Inpex Corp.	147	786,209
Isetan Mitsukoshi Holdings Ltd.	23,105	226,114
Isuzu Motors Ltd.	80,000	477,394
ITOCHU Corp.	100,200	1,059,023
Itochu Techno-Solutions Corp.	1,700	70,003
The Iyo Bank Ltd.	17,000	134,758
J. Front Retailing Co. Ltd.	31,600	175,138
Japan Airlines Co. Ltd. (a)	3,940	169,355
Japan Petroleum Exploration Co.	2,000	70,635
Japan Prime Realty Investment Corp.	52	150,291
Japan Real Estate Investment Corp.	40	394,085
Japan Retail Fund Investment Corp.	136	250,004
The Japan Steel Works Ltd.	21,000	136,813
Japan Tobacco, Inc.	59,900	1,692,137
JFE Holdings, Inc.	33,200	625,709
JGC Corp.	13,000	405,099
The Joyo Bank Ltd.	44,000	209,056
JS Group Corp.	17,900	399,269
JSR Corp.	11,600	221,416
JTEKT Corp.	15,100	143,955
Jupiter Telecommunications Co. Ltd.	143	178,100
JX Holdings, Inc.	150,560	850,027

See Notes to Financial Statements.

20	BLACKROCK INTERNATIONAL INDEX FUND	DECEMBER 31, 2012

Schedule of Investments (continued)	Master International Index Series (Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Japan (continued)
Kajima Corp.	57,800	$191,242
Kamigumi Co. Ltd.	15,000	119,682
Kaneka Corp.	20,000	101,193
The Kansai Electric Power Co., Inc.	49,500	519,856
Kansai Paint Co. Ltd.	15,000	161,653
Kao Corp.	35,000	912,014
Kawasaki Heavy Industries Ltd.	92,000	250,197
KDDI Corp.	17,900	1,265,481
Keikyu Corp.	32,000	284,084
Keio Corp.	38,000	283,294
Keisei Electric Railway Co. Ltd.	18,000	151,898
Keyence Corp.	2,992	829,755
Kikkoman Corp.	12,000	171,350
Kinden Corp.	10,000	65,168
Kintetsu Corp.	108,000	442,553
Kirin Holdings Co. Ltd.	58,000	682,428
Kobe Steel Ltd. (a)	166,000	212,103
Koito Manufacturing Co. Ltd.	6,000	87,505
Komatsu Ltd.	62,200	1,596,076
Konami Corp.	6,700	150,879
Konica Minolta Holdings, Inc.	31,000	223,086
Kubota Corp.	74,000	850,807
Kuraray Co. Ltd.	23,100	302,822
Kurita Water Industries Ltd.	7,500	164,708
Kyocera Corp.	10,300	933,852
Kyowa Hakko Kirin Co. Ltd.	17,000	167,709
Kyushu Electric Power Co., Inc.	28,000	319,234
Lawson, Inc.	4,100	278,124
M3, Inc.	39	62,247
Mabuchi Motor Co. Ltd.	1,800	76,759
Makita Corp.	7,600	353,053
Marubeni Corp.	111,000	796,451
Marui Group Co. Ltd.	15,700	125,422
Maruichi Steel Tube Ltd.	3,400	78,360
Mazda Motor Corp. (a)	175,400	359,976
McDonald’s Holdings Co. Japan Ltd.	4,500	118,746
Medipal Holdings Corp.	9,900	109,765
Meiji Holdings Co. Ltd.	3,993	173,167
Miraca Holdings, Inc.	3,700	149,187
Mitsubishi Chemical Holdings Corp.	90,500	450,833
Mitsubishi Corp.	93,600	1,802,076
Mitsubishi Electric Corp.	129,000	1,098,352
Mitsubishi Estate Co. Ltd.	83,000	1,987,078
Mitsubishi Gas Chemical Co., Inc.	27,000	165,614
Mitsubishi Heavy Industries Ltd.	203,200	982,925
Mitsubishi Logistics Corp.	9,000	129,143
Mitsubishi Materials Corp.	73,000	249,563
Mitsubishi Motors Corp. (a)	262,000	270,880
Mitsubishi Tanabe Pharma Corp.	14,800	193,017
Mitsubishi UFJ Financial Group, Inc.	848,474	4,591,189
Mitsubishi UFJ Lease & Finance Co. Ltd.	3,840	165,182
Mitsui & Co. Ltd.	115,700	1,734,212
Mitsui Chemicals, Inc.	57,000	148,545
Mitsui Fudosan Co. Ltd.	55,000	1,345,469
Mitsui OSK Lines Ltd.	76,000	226,400
Mizuho Financial Group, Inc.	1,521,364	2,789,398
MS&AD Insurance Group Holdings	33,670	671,951
Murata Manufacturing Co. Ltd.	13,400	790,484
Nabtesco Corp.	6,600	147,419
Namco Bandai Holdings, Inc.	11,800	152,954
Common Stocks	Shares	Value
Japan (continued)
NEC Corp. (a)	157,000	$331,166
Nexon Co. Ltd. (a)	7,300	73,935
NGK Insulators Ltd.	19,000	225,391
NGK Spark Plug Co. Ltd.	13,000	173,177
NHK Spring Co. Ltd.	10,700	88,168
Nidec Corp.	7,300	426,311
Nikon Corp.	22,700	670,204
Nintendo Co. Ltd.	7,200	768,796
Nippon Building Fund, Inc.	41	424,136
Nippon Electric Glass Co. Ltd.	23,500	133,809
Nippon Express Co. Ltd.	59,000	243,802
Nippon Meat Packers, Inc.	11,000	152,482
Nippon Paper Group, Inc.	7,094	98,566
Nippon Steel Corp.	506,265	1,246,511
Nippon Telegraph & Telephone Corp.	29,076	1,224,186
Nippon Yusen KK	104,000	244,798
The Nishi-Nippon City Bank Ltd.	48,000	119,104
Nissan Motor Co. Ltd.	165,500	1,570,409
Nisshin Seifun Group, Inc.	12,500	156,427
Nissin Foods Holdings Co. Ltd.	3,900	147,959
Nitori Holdings Co. Ltd.	2,300	168,513
Nitto Denko Corp.	11,010	542,228
NKSJ Holdings, Inc.	24,575	527,110
NOK Corp.	7,100	111,180
Nomura Holdings, Inc.	241,700	1,430,692
Nomura Real Estate Holdings, Inc.	6,500	124,296
Nomura Real Estate Office Fund, Inc.	19	109,450
Nomura Research Institute Ltd.	6,800	141,649
NSK Ltd.	29,000	206,354
NTT Data Corp.	86	269,199
NTT DoCoMo, Inc.	1,017	1,466,026
NTT Urban Development Corp.	84	81,474
Obayashi Corp.	43,000	242,439
Odakyu Electric Railway Co. Ltd.	42,000	436,977
OJI Paper Co. Ltd.	52,000	179,366
Olympus Corp. (a)	14,800	287,131
Omron Corp.	13,600	326,445
Ono Pharmaceutical Co. Ltd.	5,500	280,963
Oracle Corp. Japan	2,600	108,310
Oriental Land Co. Ltd.	3,400	411,755
ORIX Corp.	6,910	780,543
Osaka Gas Co. Ltd.	123,000	446,776
Otsuka Corp.	1,100	83,227
Otsuka Holdings Co. Ltd.	24,000	676,111
Panasonic Corp.	145,700	890,434
Park24 Co. Ltd.	7,000	110,550
Rakuten, Inc.	48,400	377,445
Resona Holdings, Inc.	126,756	579,575
Ricoh Co. Ltd.	43,000	456,421
Rinnai Corp.	2,300	156,271
Rohm Co. Ltd.	6,400	209,215
Sankyo Co. Ltd.	3,200	126,976
Sanrio Co. Ltd.	3,200	102,092
Santen Pharmaceutical Co. Ltd.	4,800	184,382
SBI Holdings, Inc.	15,240	136,235
Secom Co. Ltd.	14,100	710,389
Sega Sammy Holdings, Inc.	13,432	226,723
Sekisui Chemical Co. Ltd.	29,000	252,987
Sekisui House Ltd.	36,000	394,188
Seven & I Holdings Co. Ltd.	50,200	1,415,176

See Notes to Financial Statements.

BLACKROCK INTERNATIONAL INDEX FUND	DECEMBER 31, 2012	21

Schedule of Investments (continued)	Master International Index Series (Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Japan (continued)
Seven Bank Ltd.	33,800	$89,157
Sharp Corp.	64,000	223,836
Shikoku Electric Power Co., Inc.	11,200	178,677
Shimadzu Corp.	16,000	109,180
Shimamura Co. Ltd.	1,600	155,481
Shimano, Inc.	5,100	326,569
Shimizu Corp.	41,000	154,124
Shin-Etsu Chemical Co. Ltd.	27,300	1,666,120
Shinsei Bank Ltd.	102,000	204,157
Shionogi & Co. Ltd.	19,700	328,277
Shiseido Co. Ltd.	23,800	335,948
The Shizuoka Bank Ltd.	36,000	351,652
Showa Denko KK	91,000	139,087
Showa Shell Sekiyu KK	13,200	74,768
SMC Corp.	3,500	635,791
Softbank Corp.	59,000	2,161,831
Sojitz Corp.	87,100	128,781
Sony Corp.	66,900	750,314
Sony Financial Holdings, Inc.	11,400	204,952
Square Enix Holdings Co. Ltd.	4,600	58,516
Stanley Electric Co. Ltd.	9,600	136,446
Sumco Corp. (a)	7,000	68,855
Sumitomo Chemical Co. Ltd.	101,000	318,295
Sumitomo Corp.	74,900	960,952
Sumitomo Electric Industries Ltd.	50,600	584,876
Sumitomo Heavy Industries Ltd.	38,000	182,116
Sumitomo Metal Mining Co. Ltd.	36,000	508,171
Sumitomo Mitsui Financial Group, Inc.	89,450	3,250,773
Sumitomo Mitsui Trust Holdings, Inc.	206,820	728,690
Sumitomo Realty & Development Co. Ltd.	23,000	766,219
Sumitomo Rubber Industries Ltd.	11,500	139,061
Suruga Bank Ltd.	12,000	147,589
Suzuken Co. Ltd.	4,900	138,048
Suzuki Motor Corp.	24,500	641,123
Sysmex Corp.	4,700	216,429
T&D Holdings, Inc.	38,400	467,530
Taiheiyo Cement Corp.	76,000	208,947
Taisei Corp.	68,000	226,119
Taisho Pharmaceutical Holdings Co. Ltd.	2,400	164,839
Taiyo Nippon Sanso Corp.	15,000	86,298
Takashimaya Co. Ltd.	19,000	135,205
Takeda Pharmaceutical Co. Ltd.	52,600	2,350,957
TDK Corp.	8,400	305,901
Teijin Ltd.	63,000	156,892
Terumo Corp.	10,100	401,070
THK Co. Ltd.	8,100	145,684
Tobu Railway Co. Ltd.	69,000	365,917
Toho Co. Ltd.	7,700	135,524
Toho Gas Co. Ltd.	27,000	144,787
Tohoku Electric Power Co., Inc. (a)	30,700	286,263
Tokio Marine Holdings, Inc.	46,100	1,284,311
The Tokyo Electric Power Co., Inc. (a)	95,000	228,955
Tokyo Electron Ltd.	11,300	521,170
Tokyo Gas Co. Ltd.	162,000	740,187
Tokyu Corp.	77,000	433,797
Tokyu Land Corp.	28,000	205,159
TonenGeneral Sekiyu KK	19,000	164,307
Toppan Printing Co. Ltd.	36,000	223,168
Toray Industries, Inc.	96,700	594,030
Toshiba Corp.	269,000	1,064,761
Common Stocks	Shares	Value
Japan (concluded)
Toto Ltd.	20,000	$150,361
Toyo Seikan Kaisha Ltd.	10,300	138,798
Toyo Suisan Kaisha Ltd.	6,000	159,863
Toyoda Gosei Co. Ltd.	4,100	83,340
Toyota Boshoku Corp.	3,600	41,740
Toyota Industries Corp.	10,600	338,415
Toyota Motor Corp.	183,700	8,578,078
Toyota Tsusho Corp.	14,200	350,495
Trend Micro, Inc.	6,900	208,484
Tsumura & Co.	4,100	123,945
Ube Industries Ltd.	68,000	163,352
Uni-charm Corp.	7,700	400,127
Ushio, Inc.	6,300	69,084
USS Co. Ltd.	1,460	152,029
West Japan Railway Co.	11,300	445,182
Yahoo Japan Corp.	962	311,491
Yakult Honsha Co. Ltd.	6,300	275,953
Yamada Denki Co. Ltd.	5,960	230,360
Yamaguchi Financial Group, Inc.	14,000	123,639
Yamaha Corp.	10,800	114,543
Yamaha Motor Co. Ltd.	18,200	201,615
Yamato Holdings Co. Ltd.	25,400	386,004
Yamato Kogyo Co. Ltd.	2,900	84,933
Yamazaki Baking Co. Ltd.	8,000	89,142
Yaskawa Electric Corp.	15,000	144,750
Yokogawa Electric Corp.	13,900	152,417

		146,785,904
Netherlands — 2.6%
Aegon NV	116,809	754,565
Akzo Nobel NV	15,857	1,049,682
ASML Holding NV	20,962	1,344,369
Corio NV	4,309	197,594
DE Master Blenders 1753 NV (a)	38,966	447,669
Delta Lloyd NV	9,644	158,872
Fugro NV	4,564	270,818
Gemalto NV	5,200	469,377
Heineken Holding NV	6,580	362,312
Heineken NV	15,336	1,028,179
ING Groep NV (a)	255,006	2,422,042
Koninklijke Ahold NV	67,086	899,556
Koninklijke Boskalis Westminster NV	4,972	225,067
Koninklijke DSM NV	10,262	625,424
Koninklijke KPN NV	66,783	330,264
Koninklijke Philips Electronics NV	69,203	1,832,509
Koninklijke Vopak NV	4,783	338,099
QIAGEN NV (a)	15,859	288,018
Randstad Holding NV	8,087	300,166
Reed Elsevier NV	45,782	678,841
STMicroelectronics NV	42,937	311,703
TNT Express NV	22,393	249,171
Unilever NV CVA	108,462	4,150,147
Wolters Kluwer NV	20,149	413,894
Ziggo NV	8,074	263,874

		19,412,212
New Zealand — 0.1%
Auckland International Airport Ltd.	62,385	138,086
Contact Energy Ltd. (a)	25,128	108,502
Fletcher Building Ltd.	45,486	319,280

See Notes to Financial Statements.

22	BLACKROCK INTERNATIONAL INDEX FUND	DECEMBER 31, 2012

Schedule of Investments (continued)	Master International Index Series (Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
New Zealand (concluded)
SKYCITY Entertainment Group Ltd.	39,154	$122,958
Telecom Corp. of New Zealand Ltd.	125,692	237,911

		926,737
Norway — 0.9%
Aker Solutions ASA	10,661	220,775
DnB NOR ASA	65,362	835,435
Gjensidige Forsikring ASA	13,051	187,550
Norsk Hydro ASA	61,657	312,942
Orkla ASA	51,153	448,281
Seadrill Ltd.	23,427	863,095
Statoil ASA	74,298	1,872,651
Subsea 7 SA	18,626	447,626
Telenor ASA	46,723	951,365
Yara International ASA	12,442	620,341

		6,760,061
Portugal — 0.2%
Banco Espirito Santo SA, Registered Shares (a)	140,243	166,799
EDP—Energias de Portugal SA	124,913	379,958
Galp Energia SGPS SA	18,070	280,494
Jeronimo Martins SGPS SA	14,755	285,308
Portugal Telecom SGPS SA, Registered Shares	41,589	207,105

		1,319,664
Singapore — 1.8%
Ascendas Real Estate Investment Trust	129,962	254,325
CapitaCommercial Trust	137,000	190,118
CapitaLand Ltd.	169,749	522,506
CapitaMall Trust	157,700	277,122
CapitaMalls Asia Ltd.	91,000	146,560
City Developments Ltd.	33,535	358,656
ComfortDelGro Corp. Ltd.	124,816	183,620
DBS Group Holdings Ltd.	121,407	1,490,454
Fraser and Neave Ltd.	61,096	488,192
Genting Singapore Plc	405,227	465,548
Global Logistic Properties Ltd.	136,000	314,529
Golden Agri-Resources Ltd.	456,251	245,531
Hutchison Port Holdings Trust	351,000	280,929
Jardine Cycle & Carriage Ltd.	6,721	267,696
Keppel Corp. Ltd.	96,577	881,899
Keppel Land Ltd.	51,000	170,812
Noble Group Ltd.	265,840	256,834
Olam International Ltd.	108,900	139,885
Oversea-Chinese Banking Corp.	171,914	1,385,280
SembCorp Industries Ltd.	66,590	290,354
Sembcorp Marine Ltd.	55,197	210,863
Singapore Airlines Ltd.	36,009	319,383
Singapore Exchange Ltd.	57,000	331,232
Singapore Press Holdings Ltd.	84,316	279,212
Singapore Technologies Engineering Ltd.	102,213	322,605
Singapore Telecommunications Ltd.	531,132	1,445,225
StarHub Ltd.	39,157	122,648
United Overseas Bank Ltd.	84,572	1,387,322
UOL Group Ltd.	32,457	160,074
Wilmar International Ltd.	125,670	346,948
Yangzijiang Shipbuilding Holdings Ltd.	135,183	108,306

		13,644,668
Common Stocks	Shares	Value
Spain — 2.9%
Abertis Infraestructuras SA	24,845	$410,349
Acciona SA	1,687	125,983
ACS Actividades de Construccion y Servicios SA	9,222	233,718
Amadeus IT Holding SA, Class A	20,550	519,327
Banco Bilbao Vizcaya Argentaria SA	362,784	3,370,566
Banco de Sabadell SA (a)	189,193	494,792
Banco Popular Espanol SA	363,656	284,244
Banco Santander SA	687,221	5,585,050
Bankia SA (a)	64,874	33,482
Caixa Bank	54,079	189,442
Distribuidora Internacional de Alimentacion SA	39,673	253,477
Enagas SA	12,424	266,172
Ferrovial SA	26,864	399,907
Gas Natural SDG SA	23,527	424,129
Grifols SA (a)	9,819	343,352
Iberdrola SA	265,625	1,483,437
Inditex SA	14,524	2,040,713
International Consolidated Airlines Group SA (a)	61,141	181,505
Mapfre SA	51,574	158,906
Red Electrica Corp. SA	7,069	349,180
Repsol YPF SA	54,351	1,109,452
Telefonica SA	272,711	3,692,246
Zardoya Otis SA	10,398	148,228

		22,097,657
Sweden — 3.0%
Alfa Laval AB	22,201	464,218
Assa Abloy AB, Class B	22,252	837,625
Atlas Copco AB, Class A	44,700	1,239,543
Atlas Copco AB, Class B	25,967	637,399
Boliden AB	17,900	340,118
Electrolux AB, Class B	15,948	421,257
Elekta AB, B Shares	24,237	377,914
Getinge AB, Class B	13,246	450,269
Hennes & Mauritz AB, Class B	63,209	2,190,636
Hexagon AB, Class B	15,935	402,968
Husqvarna AB, Class B	27,598	167,493
Industrivarden AB, Class C	7,998	133,252
Investor AB, Class B	30,313	796,327
Kinnevik Investment AB, Class B	13,966	292,133
Lundin Petroleum AB (a)	15,138	350,327
Millicom International Cellular SA	4,298	373,070
Nordea Bank AB	175,249	1,685,706
Ratos AB, Class B	12,958	124,796
Sandvik AB	66,796	1,073,528
Scania AB, Class B	21,133	439,384
Securitas AB, Class B	20,839	182,689
Skandinaviska Enskilda Banken AB, Class A	94,711	810,316
Skanska AB, Class B	25,589	419,938
SKF AB, Class B	26,090	660,797
Svenska Cellulosa AB, B Shares	38,818	844,004
Svenska Handelsbanken AB, Class A	33,004	1,186,556
Swedbank AB, Class A	53,331	1,047,707
Swedish Match AB	13,535	454,369
Tele2 AB, Class B	21,497	388,555
Telefonaktiebolaget LM Ericsson, Class B	202,608	2,046,594
TeliaSonera AB	144,106	978,334
Volvo AB, Class B	92,868	1,280,568

		23,098,390

See Notes to Financial Statements.

BLACKROCK INTERNATIONAL INDEX FUND	DECEMBER 31, 2012	23

Schedule of Investments (continued)	Master International Index Series (Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Switzerland — 8.4%
ABB Ltd., Registered Shares (a)	146,409	$3,036,160
Actelion Ltd., Registered Shares (a)	7,187	343,904
Adecco SA, Registered Shares (a)	8,765	464,179
Aryzta AG (a)	5,754	296,074
Baloise Holding AG, Registered Shares	3,186	275,184
Banque Cantonale Vaudoise	189	100,656
Barry Callebaut AG (a)	122	118,028
Cie Financiere Richemont SA, Class A Shares	34,754	2,728,033
Credit Suisse Group AG (a)	83,491	2,037,712
EMS-Chemie Holding AG	575	135,559
Geberit AG, Registered Shares (a)	2,480	549,754
Givaudan SA, Registered Shares (a)	557	588,631
Holcim Ltd., Registered Shares (a)	15,240	1,122,503
Julius Baer Group Ltd. (a)	14,587	519,338
Kuehne & Nagel International AG, Registered Shares	3,569	430,275
Lindt & Spruengli AG (a)	56	182,622
Lindt & Spruengli AG, Registered Shares (a)	6	227,098
Lonza Group AG, Registered Shares (a)	3,610	195,612
Nestle SA, Registered Shares	214,730	14,009,725
Novartis AG, Registered Shares	153,166	9,675,997
Pargesa Holding SA	1,833	126,329
Partners Group Holding AG	1,166	269,555
Roche Holding AG	46,781	9,458,235
Schindler Holding AG, Participation Certificates	3,207	463,911
Schindler Holding AG, Registered Shares	1,408	199,683
SGS SA, Registered Shares	367	815,130
Sika AG	143	330,751
Sonova Holding AG, Registered Shares (a)	3,206	355,424
Sulzer AG	1,637	259,086
The Swatch Group AG, Bearer Shares	2,053	1,041,085
The Swatch Group AG, Registered Shares	2,804	242,560
Swiss Life Holding, Registered Shares (a)	2,072	276,563
Swiss Prime Site AG (a)	3,698	308,689
Swiss Re AG (a)	23,445	1,699,734
Swisscom AG, Registered Shares	1,551	672,069
Syngenta AG, Registered Shares	6,200	2,504,715
Transocean Ltd.	23,922	1,072,511
UBS AG, Registered Shares (a)	242,452	3,794,100
Zurich Insurance Group AG (a)	9,813	2,629,471

		63,556,645
United Kingdom — 21.7%
3i Group Plc	62,540	223,201
Aberdeen Asset Management Plc	57,655	346,934
Admiral Group Plc	13,656	260,127
Aggreko Plc	17,856	509,584
AMEC Plc	20,890	345,332
Anglo American Plc	92,571	2,918,127
Antofagasta Plc	26,454	579,738
ARM Holdings Plc	91,789	1,159,179
Associated British Foods Plc	23,897	610,528
AstraZeneca Plc	83,028	3,934,672
Aviva Plc	194,259	1,202,064
Babcock International Group Plc	24,207	382,108
BAE Systems Plc	216,291	1,202,185
Balfour Beatty Plc	45,076	202,884
Barclays Plc	774,166	3,362,961
BG Group Plc	226,211	3,773,153
BHP Billiton Plc	140,628	4,960,439
Common Stocks	Shares	Value
United Kingdom (continued)
BP Plc	1,267,884	$8,815,480
British American Tobacco Plc	129,400	6,578,043
British Land Co. Plc	55,373	511,570
British Sky Broadcasting Group Plc	71,959	907,575
BT Group Plc	524,175	1,999,833
Bunzl Plc	21,616	357,782
Burberry Group Plc	29,213	587,224
The Capita Group Plc	43,969	543,320
Capital Shopping Centres Group Plc	36,294	208,801
Carnival Plc	12,294	477,404
Centrica Plc	345,962	1,888,155
Cobham Plc	72,474	263,336
Compass Group Plc	123,909	1,470,893
Croda International Plc	8,808	344,261
Diageo Plc	166,882	4,860,705
Eurasian Natural Resources Corp. Plc	15,477	73,198
Evraz Plc	22,376	96,031
Fresnillo Plc	12,128	371,984
G4S Plc	94,373	395,423
GKN Plc	107,702	406,336
GlaxoSmithKline Plc	331,182	7,210,596
Glencore International Plc	253,463	1,464,212
Hammerson Plc	48,213	386,607
Hargreaves Lansdown Plc	16,256	181,814
HSBC Holdings Plc	1,219,277	12,920,391
ICAP Plc	36,602	185,083
IMI Plc	21,278	385,116
Imperial Tobacco Group Plc	66,025	2,559,891
Inmarsat Plc	30,104	290,173
InterContinental Hotels Group Plc	17,841	500,268
Intertek Group Plc	10,804	548,807
Invensys Plc	52,741	282,246
Investec Plc	37,184	258,861
ITV Plc	243,198	421,891
J Sainsbury Plc	80,871	457,539
Johnson Matthey Plc	13,776	541,164
Kazakhmys Plc	14,031	181,346
Kingfisher Plc	156,502	731,266
Land Securities Group Plc	51,934	692,852
Legal & General Group Plc	393,269	943,007
Lloyds Banking Group Plc (a)	2,809,886	2,239,180
London Stock Exchange Group Plc	11,712	208,920
Marks & Spencer Group Plc	106,980	672,008
Meggitt Plc	51,057	319,706
Melrose Industries Plc	79,012	290,229
National Grid Plc	242,212	2,778,029
Next Plc	11,023	669,123
Old Mutual Plc	325,287	955,379
Pearson Plc	54,336	1,059,093
Petrofac Ltd.	17,115	457,414
Prudential Plc	170,209	2,428,430
Randgold Resources Ltd.	5,806	574,371
Reckitt Benckiser Group Plc	43,332	2,750,697
Reed Elsevier Plc	81,338	858,737
Resolution Ltd.	94,233	383,381
Rexam Plc	58,249	416,783
Rio Tinto Plc	89,254	5,205,795
Rolls-Royce Holdings Plc (a)	124,643	1,787,802
Royal Bank of Scotland Group Plc (a)	141,210	754,758

See Notes to Financial Statements.

24	BLACKROCK INTERNATIONAL INDEX FUND	DECEMBER 31, 2012

Schedule of Investments (continued)	Master International Index Series (Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
United Kingdom (continued)
Royal Dutch Shell Plc, Class A	247,420	$8,587,996
Royal Dutch Shell Plc, Class B	175,162	6,249,133
RSA Insurance Group Plc	234,527	484,338
SABMiller Plc	63,696	2,956,202
The Sage Group Plc	80,883	388,926
Schroders Plc	7,376	204,939
Scottish & Southern Energy Plc	62,890	1,463,079
Segro Plc	48,415	196,518
Serco Group Plc	32,671	286,190
Severn Trent Plc	15,833	407,413
Shire Plc	37,445	1,151,850
Smith & Nephew Plc	59,839	661,454
Smiths Group Plc	25,887	507,064
Standard Chartered Plc	159,299	4,122,617
Standard Life Plc	157,759	862,382
Tate & Lyle Plc	31,359	387,980
Tesco Plc	535,376	2,949,158
Tui Travel Plc	28,239	131,036
Tullow Oil Plc	60,387	1,258,912
Unilever Plc	85,454	3,321,675
United Utilities Group Plc	44,694	492,023
Vedanta Resources Plc	6,701	129,379
Vodafone Group Plc	3,274,276	8,242,217
The Weir Group Plc	14,092	435,768
Whitbread Plc	11,733	471,484
WM Morrison Supermarkets Plc	151,269	649,497
Common Stocks	Shares	Value
United Kingdom (concluded)
Wolseley Plc	17,897	$855,811
WPP Plc (a)	84,080	1,228,340
Xstrata Plc	139,938	2,442,728

		164,609,644
Total Common Stocks — 96.8%		733,671,709

Rights
Singapore — 0.0%
Olam International Ltd. (a)	34,085	—
Spain — 0.0%
Repsol SA (a)	54,351	33,144
Total Rights — 0.0%		33,144
Total Long-Term Investments (Cost — $586,314,295) — 96.8%		733,704,853
Total Investments (Cost — $586,314,295*) — 96.8%		733,704,853
Other Assets Less Liabilities — 3.2%		24,438,776

Net Assets — 100.0%		$758,143,629

Notes to Schedule of Investments

*	As of December 31, 2012, gross unrealized appreciation and gross unrealized depreciation based on cost for federal income tax purposes were as follows:

Tax cost	$628,318,296

Gross unrealized appreciation	$167,219,681
Gross unrealized depreciation	(61,833,124)

Net unrealized appreciation	$105,386,557

(a)	Non-income producing security.

•	Investments in issuers considered to be an affiliate of the Series during the year ended December 31, 2012, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at December 31, 2011	Net Activity	Shares Held at December 31, 2012	Income
BlackRock Liquidity Funds, TempCash, Institutional Class	1,969,251	(1,969,251)	—	$4,682

•	Financial futures contracts as of December 31, 2012 were as follows:

Contracts Purchased	Issue	Exchange	Expiration	Notional Value	Unrealized Appreciation (Depreciation)
71	DJ Euro Stoxx 50 Index	Eurex	March 2013	$2,450,687	$(6,714)
8	E-Mini MSCI EAFE Index	Chicago Mercantile	March 2013	$648,120	6,235
29	FTSE 100 Index	Euronext LIFFE	March 2013	$2,754,937	(9,089)
28	Nikkei 225 Index	Singapore Exchange	March 2013	$1,676,574	115,977
9	SPI 200 Index	Australian Securities Exchange	March 2013	$1,078,534	12,693
Total					$119,102

See Notes to Financial Statements.

BLACKROCK INTERNATIONAL INDEX FUND	DECEMBER 31, 2012	25

Schedule of Investments (continued)	Master International Index Series

•	Foreign currency exchange contracts as of December 31, 2012 were as follows:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation
USD	96,374	EUR	73,000	HSBC Holdings Plc	1/02/13	$18
USD	491,052	GBP	302,000	HSBC Holdings Plc	1/02/13	468
SEK	50,000	USD	7,689	HSBC Holdings Plc	1/03/13	—
USD	290,021	AUD	279,000	HSBC Holdings Plc	1/03/13	293
USD	22,578	HKD	175,000	HSBC Holdings Plc	1/03/13	—
USD	5,091	ILS	19,000	HSBC Holdings Plc	1/03/13	4
USD	36,347	NOK	202,000	HSBC Holdings Plc	1/03/13	2
USD	4,093	SGD	5,000	HSBC Holdings Plc	1/03/13	—
Total						$785

•	Fair Value Measurements — Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets and liabilities that the Series has the ability to access

•	Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•	Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Series’ own assumptions used in determining the fair value of investments and derivative financial instruments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Series’ policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investment and derivative financial instrument and is not necessarily an indication of the risks associated with investing in the securities. For information about the Series’ policy regarding valuation of investments and derivative financial instruments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

See Notes to Financial Statements.

26	BLACKROCK INTERNATIONAL INDEX FUND	DECEMBER 31, 2012

Schedule of Investments (concluded)	Master International Index Series

The following tables summarize the Series’ investments and derivative financial instruments categorized in the disclosure hierarchy as of December 31, 2012:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Common Stocks:
Australia	—	$65,412,513	$10	$65,412,523
Austria	—	2,149,921	—	2,149,921
Belgium	$437,601	8,083,389	—	8,520,990
Denmark	—	8,454,576	—	8,454,576
Finland	—	5,808,326	—	5,808,326
France	2,955,126	66,586,397	—	69,541,523
Germany	—	64,073,319	—	64,073,319
Greece	311,641	111,452	—	423,093
Hong Kong	—	23,250,120	—	23,250,120
Ireland	6,109	3,295,521	1	3,301,631
Israel	—	3,966,199	—	3,966,199
Italy	—	16,557,906	—	16,557,906
Japan	628,286	146,157,618	—	146,785,904
Netherlands	513,045	18,899,167	—	19,412,212
New Zealand	—	926,737	—	926,737
Norway	—	6,760,061	—	6,760,061
Portugal	280,494	1,039,170	—	1,319,664
Singapore	—	13,644,668	—	13,644,668
Spain	181,710	21,915,947	—	22,097,657
Sweden	377,914	22,720,476	—	23,098,390
Switzerland	664,113	62,892,532	—	63,556,645
United Kingdom	—	164,609,644	—	164,609,644
Rights	33,144	—	—	33,144

Total	$6,389,183	$727,315,659	$11	$733,704,853

	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments[1]
Assets:
Equity contracts	$134,905	—	—	$134,905
Foreign currency exchange contracts	—	$785	—	785
Liabilities:
Equity contracts	(15,803)	—	—	(15,803)

Total	$119,102	$785	—	$119,887

[1]	Derivative financial instruments are financial futures contracts and foreign currency exchange contracts. Financial futures contracts and foreign currency exchange contracts are valued at the unrealized appreciation/depreciation on the instrument.

Certain of the Series’ assets and liabilities are held at carrying amount, which approximates fair value for financial statement purposes. As of December 31, 2012, such assets and liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Cash pledged as collateral for financial futures contracts	$504,000	—	—	$504,000
Foreign currency at value	7,681,374	—	—	7,681,374
Liabilities:
Bank overdraft	—	$(258,219)	—	(258,219)

Total	$8,185,374	$(258,219)	—	$7,927,155

There were no transfers between levels during the year ended December 31, 2012.

Certain of the Series’ investments are categorized as Level 3 and were valued utilizing transaction prices or third party pricing information without adjustment. Such valuations are based on unobservable inputs. A significant change in the unobservable inputs could result in a significantly lower or higher value in such Level 3 investments.

See Notes to Financial Statements.

BLACKROCK INTERNATIONAL INDEX FUND	DECEMBER 31, 2012	27

Statement of Assets and Liabilities	Master International Index Series

December 31, 2012

Assets
Investments at value — (cost — $586,314,295)	$733,704,853
Cash pledged as collateral for financial futures contracts	504,000
Contributions receivable from investors	13,072,800
Foreign currency at value (cost — $7,716,155)	7,681,374
Dividends receivable	3,674,849
Investments sold receivable	13,662
Unrealized appreciation on foreign currency exchange contracts	785
Prepaid expenses	4,723

Total assets	758,657,046

Liabilities
Bank overdraft	258,219
Variation margin payable	54,492
Investment advisory fees payable	5,936
Other affiliates payable	4,545
Directors’ fees payable	1,418
Other accrued expenses payable	188,807

Total liabilities	513,417

Net Assets	$758,143,629

Net Assets Consist of
Investors’ capital	$610,445,186
Net unrealized appreciation/depreciation	147,698,443

Net Assets	$758,143,629

See Notes to Financial Statements.

28	BLACKROCK INTERNATIONAL INDEX FUND	DECEMBER 31, 2012

Statement of Operations	Master International Index Series

Year Ended December 31, 2012

Investment Income
Dividends — unaffiliated	$25,030,521
Foreign taxes withheld	(1,630,575)
Dividends — affiliated	4,682

Total income	23,404,628

Expenses
Investment advisory	68,180
Accounting services	121,777
Custodian	104,462
Professional	84,325
Directors	21,397
Printing	13,476
Miscellaneous	28,518

Total expenses	442,135
Less fees waived and/or reimbursed by Manager	(9,147)

Total expenses after fees waived and/or reimbursed	432,988

Net investment income	22,971,640

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments	(62,826,904)
Financial futures contracts	1,868,337
Foreign currency transactions	(346,091)

(61,304,658)

Net change in unrealized appreciation/depreciation on:
Investments	182,459,563
Financial futures contracts	62,492
Foreign currency translations	51,260

182,573,315

Total realized and unrealized gain	121,268,657

Net Increase in Net Assets Resulting from Operations	$144,240,297

See Notes to Financial Statements.

BLACKROCK INTERNATIONAL INDEX FUND	DECEMBER 31, 2012	29

Statements of Changes in Net Assets	Master International Index Series

	Year Ended December 31,
Increase (Decrease) in Net Assets:	2012	2011

Operations
Net investment income	$22,971,640	$31,591,898
Net realized loss	(61,304,658)	(26,277,530)
Net change in unrealized appreciation/depreciation	182,573,315	(123,722,751)

Net increase (decrease) in net assets resulting from operations	144,240,297	(118,408,383)

Capital Transactions
Proceeds from contributions	279,030,661	277,608,631
Value of withdrawals	(520,908,247)	(226,119,685)

Net increase (decrease) in net assets derived from capital transactions	(241,877,586)	51,488,946

Net Assets
Total decrease in net assets	(97,637,289)	(66,919,437)
Beginning of year	855,780,918	922,700,355

End of year	$758,143,629	$855,780,918

Financial Highlights	Master International Index Series

	Year Ended December 31,
	2012	2011	2010	2009	2008

Total Investment Return
Total investment return	19.01%	(12.34)%	7.66%	28.99%	(41.94)%

Ratios to Average Net Assets
Total expenses	0.06%	0.08%	0.11%	0.09%	0.11%

Total expenses after fees waived and/or reimbursed	0.06%	0.08%	0.10%	0.09%	0.10%

Net investment income	3.36%	3.38%	2.73%	2.98%	3.54%

Supplemental Data
Net assets, end of year (000)	$758,144	$855,781	$922,700	$749,280	$706,119

Portfolio turnover	21%	6%	8%	30%	30%

See Notes to Financial Statements.

30	BLACKROCK INTERNATIONAL INDEX FUND	DECEMBER 31, 2012

Notes to Financial Statements	Master International Index Series

1. Organization and Significant Accounting Policies:

Master International Index Series (the “Series”), a non-diversified open-end management investment company, is a series of Quantitative Master Series LLC (the “Master LLC”). The Master LLC is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), and is organized as a Delaware limited liability company. The Master LLC’s Limited Liability Company Agreement permits the Board of Directors of the Master LLC (the “Board”) to issue non-transferable interests in the Master LLC, subject to certain limitations. The Series’ financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“US GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Series:

Valuation: US GAAP defines fair value as the price the Series would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Series determines the fair values of its financial instruments at market value using independent dealers or pricing services under policies approved by the Board. The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to provide oversight of the pricing function for the Series for all financial instruments.

Equity investments traded on a recognized securities exchange or the NASDAQ Global Market System (“NASDAQ”) are valued at the last reported sale price that day or the NASDAQ official closing price, if applicable. For equity investments traded on more than one exchange, the last reported sale price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last available bid price. If no bid price is available, the prior day’s price will be used, unless it is determined that such prior day’s price no longer reflects the fair value of the security. Financial futures contracts traded on exchanges are valued at their last sale price. Investments in open-end registered investment companies are valued at NAV each business day. Short-term securities with remaining maturities of 60 days or less may be valued at amortized cost, which approximates fair value.

Securities and other assets and liabilities denominated in foreign currencies are translated into US dollars using exchange rates determined as of the close of business on the New York Stock Exchange (“NYSE”). Foreign currency exchange contracts are valued at the mean between the bid and ask prices and are determined as of the close of business on the NYSE. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available.

In the event that application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Value Assets”). When determining the price for Fair Value Assets, the Global Valuation Committee, or its delegate, seeks to determine the price that the Series might reasonably expect to receive from the current sale of that asset in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the investment advisor and/or sub-advisor deem relevant consistent with the principles of fair value measurement which include the market approach, income approach and/or in the case of recent investments, the cost approach, as appropriate. A market approach generally consists of using comparable market transactions. The income approach generally is used to discount future cash flows to present value and adjusted for liquidity as appropriate. These factors include but are not limited to: (i) attributes specific to the investment or asset; (ii) the principal market for the investment or asset; (iii) the customary participants in the principal market for the investment or asset; (iv) data assumptions by market participants for the investment or asset, if reasonably available; (v) quoted prices for similar investments or assets in active markets; and (vi) other factors, such as future cash flows, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, recovery rates, liquidation amounts and/or default rates. Due to the inherent uncertainty of valuations of such investments, the fair values may differ from the values that would have been used had an active market existed. The Global Valuation Committee, or its delegate, employs various methods for calibrating valuation approaches for investments where an active market does not exist, including regular due diligence of the Series’ pricing vendors, a regular review of key inputs and assumptions, transactional back-testing or disposition analysis to compare unrealized gains and losses to realized gains and losses, reviews of missing or stale prices and large movements in market values and reviews of any market related activity. The pricing of all Fair Value Assets is subsequently reported to the Board or a committee thereof on a quarterly basis.

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of business on the NYSE. Occasionally, events affecting the values of such instruments may occur between the foreign market close and the close of business on the NYSE that may not be reflected in the computation of the Series’ net assets. If events (for example, a company announcement, market volatility or a natural disaster) occur during such periods that are expected to affect the value of such instruments materially, those instruments may be Fair Value Assets and valued at their fair value, as determined in good faith

BLACKROCK INTERNATIONAL INDEX FUND	DECEMBER 31, 2012	31

Notes to Financial Statements (continued)	Master International Index Series

by the Global Valuation Committee using a pricing service and/or policies approved by the Board. Each business day, the Series uses a pricing service to assist with the valuation of certain foreign exchange-traded equity securities and foreign exchange-traded and over-the-counter (“OTC”) options (the “Systematic Fair Value Price”). Using current market factors, the Systematic Fair Value Price is designed to value such foreign securities and foreign options at fair value as of the close of business on the NYSE, which follows the close of the local markets.

Foreign Currency: The Series’ books and records are maintained in US dollars. Purchases and sales of investment securities are recorded at the rates of exchange prevailing on the respective date of such transactions. Generally, when the US dollar rises in value against a foreign currency, the Series’ investments denominated in that currency will lose value because that currency is worth fewer US dollars; the opposite effect occurs if the US dollar falls in relative value.

The Series does not isolate the portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in the market prices of investments held or sold for financial reporting purposes. Accordingly, the effects of changes in foreign currency exchange rates on investments are not segregated in the Statement of Operations from the effects of changes in market prices of those investments but are included as a component of net realized and unrealized gain (loss) from investments. The Series reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are treated as ordinary income for federal income tax purposes.

Segregation and Collateralization: In cases in which the 1940 Act and the interpretive positions of the Securities and Exchange Commission (“SEC”) require that the Series either deliver collateral or segregate assets in connection with certain investments (e.g., financial futures contracts and foreign currency exchange contracts), the Series will, consistent with SEC rules and/or certain interpretive letters issued by the SEC, segregate collateral or designate on its books and records cash or liquid securities having a market value at least equal to the amount that would otherwise be required to be physically segregated. Furthermore, based on requirements and agreements with certain exchanges and third party broker-dealers, a Series engaging in such transactions may have requirements to deliver/deposit securities to/with an exchange or broker-dealer as collateral for certain investments.

Investment Transactions and Investment Income: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Series is informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Upon notification from issuers, some of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain.

Income Taxes: The Series is classified as a partnership for federal income tax purposes. As such, each investor in the Series is treated as the owner of its proportionate share of net assets, income, expenses and realized and unrealized gains and losses of the Series. Therefore, no federal income tax provision is required. It is intended that the Series’ assets will be managed so an investor in the Series can satisfy the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended.

The Series files US federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Series’ US federal tax returns remains open for each of the four years ended December 31, 2012. The statutes of limitations on the Series’ state and local tax returns may remain open for an additional year depending upon the jurisdiction. Management does not believe there are any uncertain tax positions that require recognition of a tax liability.

Recent Accounting Standards: In December 2011, the Financial Accounting Standards Board (the “FASB”) issued guidance that will expand current disclosure requirements on the offsetting of certain assets and liabilities. The new disclosures will be required for investments and derivative financial instruments subject to master netting or similar agreements, which are eligible for offset in the Statement of Assets and Liabilities and will require an entity to disclose both gross and net information about such investments and transactions in the financial statements. In January 2013, the FASB issued guidance that clarifies which investments and transactions are subject to the offsetting disclosure requirements. The scope of the disclosure requirements for offsetting will be limited to derivative instruments, repurchase agreements and reverse repurchase agreements, and securities borrowing and securities lending transactions. The guidance is effective for financial statements with fiscal years beginning on or after January 1, 2013, and interim periods within those fiscal years. Management is evaluating the impact of this guidance on the Series’ financial statement disclosures.

Other: Expenses directly related to the Series are charged to the Series. Other operating expenses shared by several funds are pro rated among those funds on the basis of relative net assets or other appropriate methods.

The Series has an arrangement with the custodian whereby fees may be reduced by credits earned on uninvested cash balances, which, if applicable, are shown as fees paid indirectly in the Statement of Operations. The custodian imposes fees on overdrawn cash balances, which can be offset by accumulated credits earned or may result in additional custody charges.

32	BLACKROCK INTERNATIONAL INDEX FUND	DECEMBER 31, 2012

Notes to Financial Statements (continued)	Master International Index Series

2. Derivative Financial Instruments:

The Series engages in various portfolio investment strategies using derivative contracts both to increase the returns of the Series and/or to economically hedge, or protect, its exposure to certain risks such as equity risk or foreign currency exchange rate risk. These contracts may be transacted on an exchange or OTC.

Losses may arise if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument or if the counterparty does not perform under the contract. The Series’ maximum risk of loss from counterparty credit risk on OTC derivatives is generally the aggregate unrealized gain netted against any collateral pledged by/posted to the counterparty. Counterparty risk related to exchange-traded financial futures contracts is deemed to be minimal due to the protection against defaults provided by the exchange on which these contracts trade.

The Series may mitigate counterparty risk by procuring collateral and through netting provisions included within an International Swaps and Derivatives Association, Inc. master agreement (“ISDA Master Agreement”) implemented between the Series and each of its respective counterparties. An ISDA Master Agreement allows the Series to offset with each separate counterparty certain derivative financial instrument’s payables and/or receivables with collateral held. The amount of collateral moved to/from applicable counterparties is generally based upon minimum transfer amounts of up to $500,000. To the extent amounts due to the Series from its counterparties are not fully collateralized, contractually or otherwise, the Series bears the risk of loss from counterparty non-performance. See Note 1 “Segregation and Collateralization” for information with respect to collateral practices. In addition, the Series manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.

Certain ISDA Master Agreements allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event the Series’ net assets decline by a stated percentage or the Series fails to meet the terms of its ISDA Master Agreements, which would cause the Series to accelerate payment of any net liability owed to the counterparty.

Financial Futures Contracts: The Series purchases or sells financial futures contracts and options on financial futures contracts to gain exposure to, or economically hedge against, changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk). Financial futures contracts are agreements between the Series and counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and at a specified date. Depending on the terms of the particular contract, financial futures contracts are settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date. Pursuant to the contract, the Series agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Series as unrealized appreciation or depreciation. When the contract is closed, the Series records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The use of financial futures contracts involves the risk of an imperfect correlation in the movements in the price of financial futures contracts, interest or foreign currency exchange rates and the underlying assets.

Foreign Currency Exchange Contracts: The Series enters into foreign currency exchange contracts as an economic hedge against either specific transactions or portfolio instruments or to obtain exposure to foreign currencies (foreign currency exchange rate risk). A foreign currency exchange contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a future date. Foreign currency exchange contracts, when used by the Series, help to manage the overall exposure to the currencies in which some of the investments held by the Series are denominated. The contract is marked-to-market daily and the change in market value is recorded by the Series as an unrealized gain or loss. When the contract is closed, the Series records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. The use of foreign currency exchange contracts involves the risk that the value of a foreign currency exchange contract changes unfavorably due to movements in the value of the referenced foreign currencies and the risk that the counterparty to the contract does not perform its obligations under the agreement.

Derivative Financial Instruments Categorized by Risk Exposure:
Fair Values of Derivative Financial Instruments as of December 31, 2012
	Asset Derivatives
	Statement of Assets and Liabilities Location	Value
Equity contracts	Net unrealized appreciation[1]	$134,905
Foreign currency exchange contracts	Unrealized appreciation on foreign currency exchange contracts	785
Total		$135,690

	Liability Derivatives
	Statement of Assets and Liabilities Location	Value
Equity contracts	Net unrealized depreciation[1]	$(15,803)

[1]	Includes cumulative appreciation/depreciation on financial futures contracts as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

BLACKROCK INTERNATIONAL INDEX FUND	DECEMBER 31, 2012	33

Notes to Financial Statements (continued)	Master International Index Series

The Effect of Derivative Financial Instruments in the Statement of Operations Year Ended December 31, 2012
Net Realized Gain (Loss) From
Equity contracts:
Financial futures contracts	$1,868,337
Foreign currency exchange contracts:
Foreign currency transactions	(1,711,983)
Total	$156,354

Net Change in Unrealized Appreciation/ Depreciation on
Equity contracts:
Financial futures contracts	$62,492
Foreign currency exchange contracts:
Foreign currency translations	(32,584)
Total	$29,908

For the year ended December 31, 2012, the average quarterly balances of outstanding derivative financial instruments were as follows:

Financial futures contracts:
Average number of contracts purchased	167
Average number of contracts sold	18
Average notional value of contracts purchased	$8,814,626
Average notional value of contracts sold	$562,254
Foreign currency exchange contracts:
Average number of contracts – US dollars purchased	5
Average number of contracts – US dollars sold	2
Average US dollar amounts purchased	$1,827,447
Average US dollar amounts sold	$240,358

3. Investment Advisory Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. (“PNC”) is the largest stockholder and an affiliate, for 1940 Act purposes, of BlackRock, Inc. (“BlackRock”).

The Master LLC, on behalf of the Series, entered into an Investment Advisory Agreement with BlackRock Advisors, LLC (the “Manager”), the Series’ investment advisor, an indirect, wholly owned subsidiary of BlackRock, to provide investment advisory and administration services. The Manager is responsible for the management of the Series’ portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Series. For such services, the Series pays the Manager a monthly fee at an annual rate of 0.01% of the Series’ average daily net assets.

The Manager contractually agreed to waive and/or reimburse fees or expenses, excluding interest expense, dividend expense, acquired fund fees and expenses and certain other fund expenses, which constitute extraordinary expenses not incurred in the ordinary course of the Series’ business, in order to limit expenses. The expense limitation as a percentage of average daily net assets is 0.12%. The Manager has agreed not to reduce or discontinue this contractual waiver or reimbursement prior to May 1, 2013 unless approved by the Board, including a majority of the Independent Directors. For the year ended December 31, 2012, the Series waived $8,275, which is included in fees waived and/or reimbursed by Manager in the Statement of Operations.

The Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees the Series pays to the Manager indirectly through its investment in affiliated money market funds. However, the Manager does not waive its investment advisory fees by the amount of investment advisory fees paid in connection with the Series’ investment in other affiliated investment companies, if any. This amount is included in fees waived by Manager in the Statement of Operations. For the year ended December 31, 2012, the amount waived was $872.

The Manager entered into a sub-advisory agreement with BlackRock Investment Management, LLC (“BIM”), an affiliate of the Manager. The Manager pays BIM, for services it provides, a monthly fee that is a percentage of the investment advisory fees paid by the Series to the Manager.

For the year ended December 31, 2012, the Series reimbursed the Manager $9,957 for certain accounting services, which is included in accounting services in the Statement of Operations.

Certain officers and/or directors of the Master LLC are officers and/or directors of BlackRock or its affiliates.

4. Investments:

Purchases and sales of investments, excluding short-term securities, for the year ended December 31, 2012, were $141,674,787 and $369,185,448, respectively.

5. Borrowings:

The Master LLC, on behalf of the Series, along with certain other funds managed by the Manager and its affiliates, is a party to a $500 million credit agreement with a group of lenders. The Series may borrow under the credit agreement to fund shareholder redemptions. Effective November 2011 to November 2012, the credit agreement had the following terms: a commitment fee of 0.065% per annum based on the Series’ pro rata share of the unused portion of the credit agreement and interest at a rate equal to the higher of (a) the one-month London Interbank Offered Rate (“LIBOR”) plus 0.80% per annum or (b) the Fed Funds rate plus 0.80% per annum on amounts borrowed. In addition, the Series paid administration and arrangement fees which were allocated to the Series based on its net assets as of October 31, 2011. The

34	BLACKROCK INTERNATIONAL INDEX FUND	DECEMBER 31, 2012

Notes to Financial Statements (concluded)	Master International Index Series

credit agreement, which expired in November 2012, was renewed with the same terms until November 2013. Effective November 2012 to November 2013, the credit agreement has the following terms: a commitment fee of 0.065% per annum based on the Series’ pro rata share of the unused portion of the credit agreement and interest at a rate equal to the higher of (a) the one-month LIBOR plus 0.80% per annum or (b) the Fed Funds rate plus 0.80% per annum on amounts borrowed. In addition, the Series paid administration and arrangement fees which were allocated to the Series based on its net assets as of October 31, 2012. The Series did not borrow under the credit agreement during the year ended December 31, 2012.

6. Concentration, Market and Credit Risk:

In the normal course of business, the Series invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer of a security to meet all its obligations (issuer credit risk). The value of securities held by the Series may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Series; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. Similar to issuer credit risk, the Series may be exposed to counterparty credit risk, or the risk that an entity with which the Series has unsettled or open transactions may fail to or be unable to perform on its commitments. The Series manages counterparty credit risk by entering into transactions only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Series to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Series’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is generally approximated by their value recorded in the Statement of Assets and Liabilities, less any collateral held by the Series.

The Series invests a substantial amount of its assets in issuers located in a single country or a limited number of countries. When the Series concentrates its investments in this manner, it assumes the risk that economic, political and social conditions in those countries may have a significant impact on its investment performance. Foreign issuers may not be subject to the same uniform accounting, auditing and financial reporting standards and practices as used in the US. Foreign securities markets may also be less liquid, more volatile, and less subject to governmental supervision not typically associated with investing in US securities. Please see the Schedule of Investments for concentrations in specific countries.

The Series invests a significant portion of its assets in securities of issuers located in Europe or with significant exposure to European issuers or countries. The European financial markets have recently experienced volatility and adverse trends due to concerns about economic downturns in, or rising government debt levels of several European countries, including Greece, Ireland, Italy, Portugal and Spain. As of December 31, 2012, these events have adversely affected the exchange rate of the euro and may continue to spread to other countries in Europe, including countries that do not use the euro. These events may affect the value and liquidity of certain of the Series’ investments.

As of December 31, 2012, the Series had the following industry classifications:

Industry	Percent of Long-Term Investments
Commercial Banks	13%
Pharmaceuticals	8%
Oil, Gas & Consumable Fuels	7%
Metals and Mining	5%
Insurance	5%
Other[1]	62%

[1]	All other industries held were less than 5% of long-term investments.

7. Subsequent Events:

Management has evaluated the impact of all subsequent events on the Series through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

BLACKROCK INTERNATIONAL INDEX FUND	DECEMBER 31, 2012	35

Report of Independent Registered Public Accounting Firm	Master International Index Series

To the Investors of Master International Index Series and Board of Directors of Quantitative Master Series LLC:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Master International Index Series, one of the series constituting Quantitative Master Series LLC, (the “Series”) as of December 31, 2012, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Series’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Series is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Series’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2012, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Master International Index Series, of Quantitative Master Series LLC, as of December 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Boston, Massachusetts

February 15, 2013

36	BLACKROCK INTERNATIONAL INDEX FUND	DECEMBER 31, 2012

Officers and Directors

Name, Address and Year of Birth	Position(s) Held with Corporation/ Master LLC	Length of Time Served as a Director[2]	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Directorships
Independent Directors[1]
Ronald W. Forbes 55 East 52nd Street New York, NY 10055 1940	Co-Chairman of the Board and Director	Since 2007	Professor Emeritus of Finance, School of Business, State University of New York at Albany since 2000.	33 RICs consisting of 106 Portfolios	None
Rodney D. Johnson 55 East 52nd Street New York, NY 10055 1941	Co-Chairman of the Board and Director	Since 2007	President, Fairmount Capital Advisors, Inc. since 1987; Member of the Archdiocesan Investment Committee of the Archdiocese of Philadelphia since 2004; Director, The Committee of Seventy (civic) since 2006; Director, Fox Chase Cancer Center from 2004 to 2011.	33 RICs consisting of 106 Portfolios	None
David O. Beim 55 East 52nd Street New York, NY 10055 1940	Director	Since 2007	Professor of Professional Practice at the Columbia University Graduate School of Business since 1991; Trustee, Phillips Exeter Academy since 2002; Chairman, Wave Hill, Inc. (public garden and cultural center) from 1990 to 2006.	33 RICs consisting of 106 Portfolios	None
Dr. Matina S. Horner 55 East 52nd Street New York, NY 10055 1939	Director	Since 2007	Executive Vice President of Teachers Insurance and Annuity Association and College Retirement Equities Fund from 1989 to 2003.	33 RICs consisting of 106 Portfolios	NSTAR (electric and gas utility)
Herbert I. London 55 East 52nd Street New York, NY 10055 1939	Director	Since 2007	Professor Emeritus, New York University since 2005; John M. Olin Professor of Humanities, New York University from 1993 to 2005 and Professor thereof from 1980 to 2005; President Emeritus, Hudson Institute (policy research organization) since 2011, President thereof from 1997 to 2011 and Trustee since 1980; Chairman of the Board of Trustees for Grantham University since 2006; Director, InnoCentive, Inc. (strategic solutions company) since 2005; Director, Cerego, LLC (software development and design) since 2005; Director, Cybersettle (dispute resolution technology) since 2009.	33 RICs consisting of 106 Portfolios	AIMS Worldwide, Inc. (marketing)
Ian A. MacKinnon 55 East 52nd Street New York, NY 10055 1948	Director	Since 2012	Director, Kennett Capital, Inc. (investments) since 2006; Director, Free Library of Philadelphia from 1999 to 2008.	33 RICs consisting of 106 Portfolios	None
Cynthia A. Montgomery 55 East 52nd Street New York, NY 10055 1952	Director	Since 2007	Professor, Harvard Business School since 1989; Director, McLean Hospital since 2005; Director, Harvard Business School Publishing from 2005 to 2010.	33 RICs consisting of 106 Portfolios	Newell Rubbermaid, Inc. (manufacturing)
Joseph P. Platt 55 East 52nd Street New York, NY 10055 1947	Director	Since 2007	Director, The West Penn Allegheny Health System (a not-for-profit health system) since 2008; Director, Jones and Brown (Canadian insurance broker) since 1998; General Partner, Thorn Partners, LP (private investments) since 1998; Director, WQED Multi-Media (public broadcasting not-for-profit) since 2001; Partner, Amarna Corporation, LLC (private investment company) from 2002 to 2008.	33 RICs consisting of 106 Portfolios	Greenlight Capital Re, Ltd. (reinsurance company)
Robert C. Robb, Jr. 55 East 52nd Street New York, NY 10055 1945	Director	Since 2007	Partner, Lewis, Eckert, Robb and Company (management and financial consulting firm) since 1981.	33 RICs consisting of 106 Portfolios	None

BLACKROCK INTERNATIONAL INDEX FUND	DECEMBER 31, 2012	37

Officers and Directors (continued)

Name, Address and Year of Birth	Position(s) Held with Corporation/ Master LLC	Length of Time Served as a Director[2]	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Directorships
Independent Directors[1] (concluded)
Toby Rosenblatt 55 East 52nd Street New York, NY 10055 1938	Director	Since 2007	President, Founders Investments Ltd. (private investments) since 1999; Director, Forward Management, LLC since 2007; Director, College Access Foundation of California (philanthropic foundation) since 2009; Director, A.P. Pharma, Inc. (specialty pharmaceuticals) from 1983 to 2011; Director, The James Irvine Foundation (philanthropic foundation) from 1998 to 2008.	33 RICs consisting of 106 Portfolios	None
Kennath L. Urish 55 East 52nd Street New York, NY 10055 1941	Director	Since 2007	Managing Partner, Urish Popeck & Co., LLC (certified public accountants and consultants) since 1976; Chairman Elect of the Professional Ethics Committee of the Pennsylvania Institute of Certified Public Accountants and Committee Member thereof since 2007; Member of External Advisory Board, The Pennsylvania State University Accounting Department since 2001; Trustee, The Holy Family Institute from 2001 to 2010; President and Trustee, Pittsburgh Catholic Publishing Associates from 2003 to 2008; Director, Inter-Tel from 2006 to 2007.	33 RICs consisting of 106 Portfolios	None
Frederick W. Winter 55 East 52nd Street New York, NY 10055 1945	Director	Since 2007	Professor and Dean Emeritus of the Joseph M. Katz School of Business, University of Pittsburgh since 2005 and Dean thereof from 1997 to 2005; Director, Alkon Corporation (pneumatics) since 1992; Director, Tippman Sports (recreation) since 2005; Director, Indotronix International (IT services) from 2004 to 2008.	33 RICs consisting of 106 Portfolios	None

[1]   Directors serve until their resignation, removal or death, or until December 31 of the year in which they turn 72. The Board has approved one-year extensions in terms of Directors who turn 72 prior to December 31, 2013.

[2]   Date shown is the earliest date a person has served for the Corporation/Master LLC covered by this annual report. Following the combination of Merrill Lynch Investment Managers, L.P. (“MLIM”) and BlackRock, Inc. (“BlackRock”) in September 2006, the various legacy MLIM and legacy BlackRock Fund boards were realigned and consolidated into three new Fund boards in 2007. As a result, although the chart shows certain Directors as joining the Corporation’s/Master LLC’s board in 2007, each Director first became a member of the board of other legacy MLIM or legacy BlackRock Funds as follows: David O. Beim, 1998; Ronald W. Forbes, 1977; Dr. Matina S.Horner, 2004; Rodney D. Johnson, 1995; Herbert I. London, 1987; Cynthia A. Montgomery, 1994; Joseph P. Platt, 1999; Robert C. Robb, Jr., 1998; Toby Rosenblatt, 2005; Kenneth L. Urish, 1999; and Frederick W. Winter, 1999.

Interested Directors[3]
Paul L. Audet 55 East 52nd Street New York, NY 10055 1953	Director	Since 2011	Senior Managing Director of BlackRock and Head of U.S. Mutual Funds since 2011; Chair of the U.S. Mutual Funds Committee reporting to the Global Executive Committee since 2011; Head of BlackRock’s Real Estate business from 2008 to 2011; Member of BlackRock’s Global Operating and Corporate Risk Management Committees and of the BlackRock Alternative Investors Executive Committee and Investment Committee for the Private Equity Fund of Funds business since 2008; Head of BlackRock’s Global Cash Management business from 2005 to 2010; Acting Chief Financial Officer of BlackRock from 2007 to 2008; Chief Financial Officer of BlackRock from 1998 to 2005.	155 RICs consisting of 278 Portfolios	None
Henry Gabbay 55 East 52nd Street New York, NY 10055 1947	Director	Since 2007	Consultant, BlackRock from 2007 to 2008; Managing Director, BlackRock from 1989 to 2007; Chief Administrative Officer, BlackRock Advisors, LLC from 1998 to 2007; President of BlackRock Funds and BlackRock Bond Allocation Target Shares from 2005 to 2007 and Treasurer of certain closed-end funds in the BlackRock fund complex from 1989 to 2006.	155 RICs consisting of 278 Portfolios	None

[3]   Mr.Audet is an “interested person,” as defined in the 1940 Act, of the Corporation/Master LLC based on his position with BlackRock and its affiliates. Mr. Gabbay is an “interested person” of the Corporation/Master LLC based on his former positions with BlackRock and its affiliates as well as his owner-ship of BlackRock and The PNC Financial Services Group, Inc. securities. Mr. Audet and Mr. Gabbay are also Directors of the BlackRock registered closed-end funds and Directors of other BlackRock registered open-end funds. Directors serve until their resignation, removal or death, or until December 31 of the year in which they turn 72.

38	BLACKROCK INTERNATIONAL INDEX FUND	DECEMBER 31, 2012

Officers and Directors (concluded)	BlackRock International Index Fund

Name, Address and Year of Birth	Position(s) Held with Corporation/ Master LLC	Length of Time Served	Principal Occupation(s) During Past Five Years
Officers[1]
John M. Perlowski 55 East 52nd Street New York, NY 10055 1964	President and Chief Executive Officer	Since 2010	Managing Director of BlackRock since 2009; Global Head of BlackRock Fund Administration since 2009; Managing Director and Chief Operating Officer of the Global Product Group at Goldman Sachs Asset Management, L.P. from 2003 to 2009; Treasurer of Goldman Sachs Mutual Funds from 2003 to 2009 and Senior Vice President thereof from 2007 to 2009; Director of Goldman Sachs Offshore Funds from 2002 to 2009; Director of Family Resource Network (charitable foundation) since 2009.
Brendan Kyne 55 East 52nd Street New York, NY 10055 1977	Vice President	Since 2009	Managing Director of BlackRock since 2010; Director of BlackRock from 2008 to 2009; Head of Product Development and Management for BlackRock’s U.S. Retail Group since 2009 and Co-head thereof from 2007 to 2009; Vice President of BlackRock from 2005 to 2008.
Neal Andrews 55 East 52nd Street New York, NY 10055 1966	Chief Financial Officer	Since 2007	Managing Director of BlackRock since 2006; Senior Vice President and Line of Business Head of Fund Accounting and Administration at PNC Global Investment Servicing (U.S.) Inc. from 1992 to 2006.
Jay Fife 55 East 52nd Street New York, NY 10055 1970	Treasurer	Since 2007	Managing Director of BlackRock since 2007; Director of BlackRock in 2006; Assistant Treasurer of the MLIM and Fund Asset Management, L.P. advised funds from 2005 to 2006; Director of MLIM Fund Services Group from 2001 to 2006.
Brian Kindelan 55 East 52nd Street New York, NY 10055 1959	Chief Compliance Officer and Anti-Money Laundering Officer	Since 2007	Chief Compliance Officer of the BlackRock-advised funds since 2007; Managing Director and Senior Counsel of BlackRock since 2005.
Benjamin Archibald 55 East 52nd Street New York, NY 10055 1975	Secretary	Since 2012	Director of BlackRock since 2010; Assistant Secretary to the funds from 2010 to 2012; General Counsel and Chief Operating Officer of Uhuru Capital Management from 2009 to 2010; Executive Director and Counsel of Goldman Sachs Asset Management from 2005 to 2009.
[1] Officers of the Corporation/Master LLC serve at the pleasure of the Board.
Further information about the Officers and Directors is available in the Corporation’s/Master LLC’s Statement of Additional Information, which can be obtained without charge by calling (800) 441-7762.

Investment Advisor BlackRock Advisors, LLC Wilmington, DE 19809	Custodian JPMorgan Chase Bank, N.A. Brooklyn, NY 11245	Distributor BlackRock Investments, LLC New York, NY 10022	Accounting Agent State Street Bank and Trust Company Boston, MA 02110	Address of the Fund 100 Bellevue Parkway Wilmington, DE 19809

Sub-Advisor BlackRock Investment Management, LLC Princeton, NJ 08540	Transfer Agent BNY Mellon Investment Servicing (US) Inc. Wilmington, DE 19809	Legal Counsel Sidley Austin LLP New York, NY 10019	Independent Registered Public Accounting Firm Deloitte & Touche LLP Boston, MA 02116

BLACKROCK INTERNATIONAL INDEX FUND	DECEMBER 31, 2012	39

Additional Information

General Information

Electronic Delivery

Electronic copies of most financial reports and prospectuses are available on the Fund’s website or shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual reports and prospectuses by enrolling in the Fund’s electronic delivery program.

To enroll:

Shareholders Who Hold Accounts with Investment Advisors, Banks or Brokerages:

Please contact your financial advisor. Please note that not all investment advisors, banks or brokerages may offer this service.

Shareholders Who Hold Accounts Directly with BlackRock:

1)	Access the BlackRock website at
http://www.blackrock.com/edelivery

2)	Select “eDelivery” under the “More Information” section

3)	Log into your account

Householding

The Fund will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Fund at (800) 441-7762.

Availability of Quarterly Schedule of Investments

The Fund/Series file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s/Series’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on how to access documents on the SEC’s website without charge may be obtained by calling (800) SEC-0330.The Fund’s/Series’ Forms N-Q may also be obtained upon request and without charge by calling (800) 441-7762.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund/Series use to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling (800) 441-7762; (2) at http://www.blackrock.com; and (3) on the SEC website at http://www.sec.gov.

Availability of Proxy Voting Record

Information about how the Fund/Series voted proxies relating to securities held in the Fund’s/Series’ portfolio during the most recent 12-month period ended June 30 is available upon request and without charge (1) at http://www.blackrock.com or by calling (800) 441-7762 and (2) on the SEC’s website at http://www.sec.gov.

40	BLACKROCK INTERNATIONAL INDEX FUND	DECEMBER 31, 2012

Additional Information (concluded)

Shareholder Privileges

Account Information

Call us at (800) 441-7762 from 8:00 AM to 6:00 PM EST on any business day to get information about your account balances, recent transactions and share prices. You can also reach us on the Web at http://www.blackrock.com/funds.

Automatic Investment Plans

Investor Class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock funds.

Systematic Withdrawal Plans

Investor Class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock funds, as long as their account balance is at least $10,000.

Retirement Plans

Shareholders may make investments in conjunction with Traditional, Rollover, Roth, Coverdell, Simple IRAs, SEP IRAs and 403(b) Plans.

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

BLACKROCK INTERNATIONAL INDEX FUND	DECEMBER 31, 2012	41

A World-Class Mutual Fund Family

BlackRock offers a diverse lineup of open-end mutual funds crossing all investment styles and managed by experts in equity, fixed income and tax-exempt investing.

Equity Funds

BlackRock ACWI ex-US Index Fund

BlackRock All-Cap Energy & Resources Portfolio

BlackRock Basic Value Fund

BlackRock Capital Appreciation Fund

BlackRock China Fund

BlackRock Commodity Strategies Fund

BlackRock Emerging Markets Fund

BlackRock Emerging Markets Long/Short Equity Fund

BlackRock Energy & Resources Portfolio

BlackRock Equity Dividend Fund

BlackRock EuroFund

BlackRock Flexible Equity Fund

BlackRock Focus Growth Fund

BlackRock Global Dividend Income Portfolio

BlackRock Global Long/Short Equity Fund

BlackRock Global Opportunities Portfolio

BlackRock Global SmallCap Fund

BlackRock Health Sciences Opportunities Portfolio

BlackRock Index Equity Portfolio

BlackRock India Fund

BlackRock International Fund

BlackRock International Index Fund

BlackRock International Opportunities Portfolio

BlackRock Large Cap Core Fund

BlackRock Large Cap Core Plus Fund

BlackRock Large Cap Growth Fund

BlackRock Large Cap Value Fund

BlackRock Latin America Fund

BlackRock Long-Horizon Equity Fund

BlackRock Mid-Cap Growth Equity Portfolio

BlackRock Mid Cap Value Opportunities Fund

BlackRock Natural Resources Trust

BlackRock Pacific Fund

BlackRock Real Estate Securities Fund

BlackRock Russell 1000 Index Fund

BlackRock Science & Technology Opportunities Portfolio

BlackRock Small Cap Growth Equity Portfolio

BlackRock Small Cap Growth Fund II

BlackRock Small Cap Index Fund

BlackRock S&P 500 Index Fund

BlackRock S&P 500 Stock Fund

BlackRock U.S. Opportunities Portfolio

BlackRock Value Opportunities Fund

BlackRock World Gold Fund

Taxable Fixed Income Funds

BlackRock Bond Index Fund

BlackRock Core Bond Portfolio

BlackRock CoreAlpha Bond Fund

BlackRock Emerging Market Local Debt Portfolio

BlackRock Floating Rate Income Portfolio

BlackRock Global Long/Short Credit Fund

BlackRock GNMA Portfolio

BlackRock High Yield Bond Portfolio

BlackRock Inflation Protected Bond Portfolio

BlackRock International Bond Portfolio

BlackRock Long Duration Bond Portfolio

BlackRock Low Duration Bond Portfolio

BlackRock Secured Credit Portfolio

BlackRock Strategic Income Opportunities Portfolio

BlackRock Total Return Fund

BlackRock U.S. Government Bond Portfolio

BlackRock U.S. Mortgage Portfolio

BlackRock World Income Fund

Municipal Fixed Income Funds

BlackRock California Municipal Bond Fund

BlackRock High Yield Municipal Fund

BlackRock Intermediate Municipal Fund

BlackRock National Municipal Fund

BlackRock New Jersey Municipal Bond Fund

BlackRock New York Municipal Bond Fund

BlackRock Pennsylvania Municipal Bond Fund

BlackRock Short-Term Municipal Fund

Mixed Asset Funds

BlackRock Balanced Capital Fund	LifePath Active Portfolios		LifePath Index Portfolios
BlackRock Global Allocation Fund	2015	2035	Retirement	2040
BlackRock Managed Volatility Portfolio	2020	2040	2020	2045
BlackRock Multi-Asset Income Portfolio	2025	2045	2025	2050
BlackRock Multi-Asset Real Return Fund	2030	2050	2030	2055
BlackRock Strategic Risk Allocation Fund			2035

BlackRock Prepared Portfolios	LifePath Portfolios
Conservative Prepared Portfolio	Retirement	2040
Moderate Prepared Portfolio	2020	2045
Growth Prepared Portfolio	2025	2050
Aggressive Growth Prepared Portfolio	2030	2055
	2035

BlackRock mutual funds are currently distributed by BlackRock Investments, LLC. You should consider the investment objectives, risks, charges and expenses of the funds under consideration carefully before investing. Each fund’s prospectus contains this and other information and is available at www.blackrock.com or by calling (800) 441-7762 or from your financial advisor. The prospectus should be read carefully before investing.

42	BLACKROCK INTERNATIONAL INDEX FUND	DECEMBER 31, 2012

This report is transmitted to shareholders only. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund’s current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change. Please see the Fund’s prospectus for a description of risks associated with global investments.

#IntlIndex-12/12-AR

DECEMBER 31, 2012

ANNUAL REPORT

BlackRock S&P 500 Index Fund  |  of BlackRock Index Funds, Inc.

Not FDIC Insured • May Lose Value • No Bank Guarantee

2	BLACKROCK S&P 500 INDEX FUND	DECEMBER 31, 2012

Dear Shareholder

Financial markets substantially improved in 2012 as compared to the prior year, due largely to central bank intervention and considerable relief from the global turmoil seen in 2011. Although 2012 brought its share of headwinds, the strongest returns came from higher-risk asset classes as investors reached for yield in an environment of extremely low interest rates.

The year opened with investor confidence on the rise as global liquidity had been restored and financial news headlines became less daunting. Equity markets moved higher through the first two months of 2012, while climbing US Treasury yields pressured higher-quality fixed income assets. However, markets reversed course in the spring when Europe’s debt crisis boiled over once again. Political instability in Greece and severe deficit and liquidity problems in Spain raised the prospect of a euro collapse. Government borrowing costs in peripheral European countries soared while the region’s finance leaders deliberated over the fiscal integration of the currency bloc. Alongside the drama in Europe, investors were discouraged by gloomy economic reports from various parts of the world. A slowdown in China, a key powerhouse for global growth, emerged as a particular concern. In the United States, disappointing jobs reports signaled that the recovery was losing steam. Risk assets sold off as investors retreated to safe-haven assets.

As the outlook for the global economy worsened, investors grew increasingly optimistic that the world’s largest central banks soon would intervene to stimulate growth. This theme, along with increased cooperation among finance ministers in Europe, fueled a powerful risk-asset rebound in June. In July, the European Central Bank (“ECB”) president stated that the bank would do “whatever it takes” to preserve the euro currency bloc. This assurance along with expectations for policy stimulus from central banks in Europe and the United States drove most asset classes higher through the summer. Early in September, the ECB announced its decision to support the eurozone’s troubled peripheral countries with unlimited purchases of short term sovereign debt. Days later, the US Federal Reserve announced an aggressive stimulus package involving open-ended monthly purchases of agency mortgage-backed securities.

Going into the fall, US stocks slid on lackluster corporate earnings reports and market volatility rose leading up to the US Presidential election. Global trade slowed as many European countries fell into recession and growth continued to decelerate in China, where a once-a-decade leadership change compounded uncertainty. In the United States, automatic tax increases and spending cuts that had been scheduled to take effect at the beginning of 2013 (known as the “fiscal cliff”) threatened to push the nation into recession unless politicians could agree upon alternate measures to reduce the deficit before the end of 2012. Worries that bipartisan gridlock would preclude a budget deal prior to the deadline drove high levels of volatility in financial markets around the world in the months leading up to the last day of the year. Ultimately, the United States averted the worst of the fiscal cliff with a last-minute tax deal. Relief from US fiscal worries, however, was only partial as decisions relating to spending cuts and the debt ceiling remained pending as financial markets closed for the year.

All major asset classes generated positive returns for the 6- and 12-month periods ended December 31, 2012. Riskier assets outperformed higher quality investments as investors sought meaningful returns in a low interest rate environment. International and emerging market equities were the strongest performers. US Treasury yields were volatile, but declined overall, resulting in moderate gains for higher quality fixed income sectors. Tax-exempt municipal bonds benefited from a favorable supply-and-demand environment. Near-zero short term interest rates continued to keep yields on money market securities near their all-time lows.

The New Year brings a host of unknowns, but we believe new opportunities abound. BlackRock was built to provide the global market insight, breadth of capabilities, unbiased investment advice and deep risk management expertise these times require. With access to every asset class, geography and investment style, and extensive market intelligence, we help investors of all sizes build dynamic, diverse portfolios to achieve better, more consistent returns over time. We encourage you to visit www.blackrock.com/newworld for more information.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

“Although 2012 brought its share of headwinds, the strongest returns came from higher-risk asset classes as investors reached for yield in an environment of extremely low interest rates.”

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of December 31, 2012
	6-month	12-month
US large cap equities (S&P 500® Index)	5.95%	16.00%
US small cap equities (Russell 2000® Index)	7.20	16.35
International equities (MSCI Europe, Australasia, Far East Index)	13.95	17.32
Emerging market equities (MSCI Emerging Markets Index)	13.75	18.22
3-month Treasury bill (BofA Merrill Lynch 3-Month US Treasury Bill Index)	0.07	0.11
US Treasury securities (BofA Merrill Lynch 10-Year US Treasury Index)	0.71	4.18
US investment grade bonds (Barclays US Aggregate Bond Index)	1.80	4.21
Tax-exempt municipal bonds (S&P Municipal Bond Index)	3.15	7.42
US high yield bonds (Barclays US Corporate High Yield 2% Issuer Capped Index)	7.97	15.78
Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

THIS PAGE NOT PART OF YOUR FUND REPORT	3

Fund Summary as of December 31, 2012	BlackRock S&P 500 Index Fund

Investment Objective

BlackRock S&P 500 Index Fund’s (the “Fund”), a series of BlackRock Index Funds, Inc. (the “Corporation”), investment objective is to match the performance of the Standard & Poor’s (“S&P”) 500® Index as closely as possible before the deduction of Fund expenses.

Portfolio Management Commentary

•	On May 16, 2012, the Board of Directors of the Corporation approved a plan of reorganization whereby BlackRock S&P 500 Stock Fund, a series of BlackRock Funds III (the “Acquiring Fund”) will acquire substantially all of the assets and assume certain stated liabilities of the Fund in exchange for newly issued shares of the Acquiring Fund (the “Reorganization”). The Reorganization is subject to shareholder approval by the Fund’s shareholders and certain other conditions. The Reorganization is contingent on the completion of the reorganization of Master S&P 500 Index Series (the “Series”), a series of Quantitative Master Series LLC, with the S&P 500 Stock Master Portfolio, a series of Master Investment Portfolio. If the Reorganization is approved by shareholders, each reorganization is expected to contemporaneously close in 2013.

How did the Fund perform?

•	For the 12 months ended December 31, 2012, the Fund’s Institutional and Investor A Shares returned 15.65% and 15.31%, respectively, while the benchmark S&P 500® Index returned 16.00%. The S&P 500® Index is an unmanaged index that covers 500 industrial, utility, transportation and financial companies of the US markets (mostly New York Stock Exchange (“NYSE”) issues), representing 75% of NYSE market capitalization and 30% of NYSE issues.

•	Returns for the Fund’s respective share classes differ from the benchmark index based on individual share-class expenses. The Fund invests all of its assets in the Series.

Describe the market environment.

•	Following a tumultuous 2011, equity markets began the new year with a strong rally amid lower volatility. The debt situation in Europe had stabilized and global liquidity conditions improved as the ECB implemented its long-term refinancing operations. Positive economic indicators out of the United States brightened the outlook for the world economy and equities moved boldly higher through the first two months of 2012.

•	A flare-up in the European debt crisis halted the rally in the spring. Political instability in Greece caused anxiety about whether the country would continue its membership in the eurozone. Spain faced severe deficit and policymaking issues and a liquidity crisis in the nation’s banks. Alongside the drama in Europe, investors became discouraged by gloomy economic reports from various parts of the world. A slowdown in China, a key powerhouse for global growth, was of particular concern. Many European countries fell into recession. In the United States, disappointing jobs reports signaled that the recovery was losing steam. US equities gave back half of their year-to-date gains by the end of May.

•	As the global economic picture dimmed, investors grew increasingly optimistic that the world’s central banks would intervene to stimulate growth. Meanwhile, European leaders took meaningful steps toward fiscal integration in the euro currency bloc. These positive themes drove a powerful equity rebound in June. In July, ECB president Mario Draghi boosted investor confidence by stating that the ECB was committed to do “whatever it takes” to hold the eurozone together. This assurance, along with growing hopes for additional central bank stimulus, overshadowed concerns about the dreary economic landscape and US stocks continued their advance through the third quarter. In September, the ECB announced its decision to backstop eurozone governments with unlimited purchases of short-term sovereign debt. Days later, the US Federal Reserve announced an aggressive stimulus program involving purchases of agency mortgage-backed securities.

•	Concerns about the world economy resurfaced in the fall amid political uncertainty in key nations. Global trade slowed as Europe’s recession deepened, US growth remained lackluster and growth continued to decelerate in China, where a once-in-a-decade leadership change compounded uncertainty. In the United States, automatic tax increases and spending cuts set to take effect at the beginning of 2013, known as the “fiscal cliff,” threatened to push the nation into recession unless politicians could agree upon alternate measures to reduce the deficit before the end of 2012. Worries that political gridlock would preclude a budget deal prior to the deadline drove high levels of volatility in equity markets around the world in the months leading up to the last day of the year. Ultimately, the United States averted the fiscal cliff with a last-minute tax deal, spurring relief rallies in stock markets globally. However, relief from US fiscal worries was only partial as decisions relating to spending cuts and the national debt ceiling remained pending as financial markets closed for the year. Despite a downtrodden economic environment and a suspenseful lead-up to the US fiscal cliff deadline, US stock prices moved higher through the final months of 2012 as investors took on more risk to achieve meaningful returns in the low interest rate environment.

Describe recent portfolio activity.

•	During the period, as changes were made to the composition of the S&P 500® Index, the Series purchased and sold securities to maintain its objective of replicating the risks and return of the benchmark index.

Describe portfolio positioning at period end.

•	The Series remains positioned to match the risk characteristics of its benchmark index, irrespective of the market’s future direction.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

4	BLACKROCK S&P 500 INDEX FUND	DECEMBER 31, 2012

Total Return Based on a $10,000 Investment

[1]	Assuming transaction costs and other operating expenses, including investment advisory fees and administration fees, if any.

[2]	The Fund invests all of its assets in the Series. The Series’ investments are allocated among common stocks in approximately the same weightings as the S&P 500® Index.

[3]	This unmanaged index covers 500 industrial, utility, transportation and financial companies of the US markets (mostly NYSE), representing about 75% of NYSE market capitalization and 30% of NYSE issues.

Performance Summary for the Period Ended December 31, 2012

		Average Annual Total Returns[4]
	6-Month Total Returns	1 Year	5 Years	10 Years
Institutional	5.80%	15.65%	1.37%	6.81%
Investor A	5.61	15.31	1.12	6.53
S&P 500® Index	5.95	16.00	1.66	7.10

[4]	Average annual total returns reflect reductions for service fees. See “About Fund Performance” on page 6 for a detailed description of share classes, including any related fees.

Past performance is not indicative of future results.

Expense Example

	Actual			Hypothetical[6]
	Beginning Account Value July 1, 2012	Ending Account Value December 31, 2012	Expenses Paid During the Period[5]	Beginning Account Value July 1, 2012	Ending Account Value December 31, 2012	Expenses Paid During the Period[5]	Annualized Expense Ratio
Institutional	$1,000.00	$1,058.00	$1.81	$1,000.00	$1,023.38	$1.78	0.35%
Investor A	$1,000.00	$1,056.10	$3.10	$1,000.00	$1,022.12	$3.05	0.60%

[5]	For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period shown). Because the Fund invests significantly in the Series, the expense example reflects the net expenses of both the Fund and the Series in which it invests.

[6]	Hypothetical 5% annual return before expenses is calculated by pro rating the number of days in the most recent fiscal half year divided by 366.

See “Disclosure of Expenses” on page 6 for further information on how expenses were calculated.

BLACKROCK S&P 500 INDEX FUND	DECEMBER 31, 2012	5

About Fund Performance

•	Institutional Shares are not subject to any sales charge. These shares bear no ongoing distribution or service fees and are available only to eligible investors.

•	Investor A Shares are not subject to any sales charge and bear no ongoing distribution fee. These shares are subject to an ongoing service fee of 0.25% per year.

Performance information reflects past performance and does not guarantee future results. Current performance may be lower or higher than the performance data quoted. Refer to www.blackrock.com/funds to obtain performance data current to the most recent month end. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Figures shown in the performance table on the previous page assume reinvestment of all dividends and capital gain distributions, if any, at net asset value (“NAV”) on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of service and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders. The Fund’s administrator waived a portion of its fee. Without such waiver, the Fund’s performance would have been lower.

Disclosure of Expenses

Shareholders of the Fund may incur the following charges: (a) expenses related to transactions, including exchange fees; and (b) operating expenses, including administration fees, service fees, including 12b-1 fees, and other Fund expenses. The expense example on the previous page (which is based on a hypothetical investment of $1,000 invested on July 1, 2012 and held through December 31, 2012) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense example provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their share class under the heading entitled “Expenses Paid During the Period.”

The expense example also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in the Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in other funds’ shareholder reports.

The expenses shown in the expense example are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as sales charges or exchange fees, if any. Therefore, the hypothetical example is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

Derivative Financial Instruments

The Series may invest in various derivative financial instruments, including financial futures contracts, as specified in Note 2 of the Series’ Notes to Financial Statements, which may constitute forms of economic leverage. Such derivative financial instruments are used to obtain exposure to an index and/or market without owning or taking physical custody of securities or to hedge market and/or equity risks. Derivative financial instruments involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the derivative financial instrument. The Series’ ability to use a derivative financial instrument successfully depends on the investment advisor’s ability to predict pertinent market movements accurately, which cannot be assured. The use of derivative financial instruments may result in losses greater than if they had not been used, may require the Series to sell or purchase portfolio investments at inopportune times or for distressed values, may limit the amount of appreciation the Series can realize on an investment, may result in lower dividends paid to shareholders or may cause the Series to hold an investment that it might otherwise sell. The Series’ investments in these instruments are discussed in detail in the Series’ Notes to Financial Statements.

6	BLACKROCK S&P 500 INDEX FUND	DECEMBER 31, 2012

Statement of Assets and Liabilities	BlackRock S&P 500 Index Fund

December 31, 2012

Assets
Investments at value — Master S&P 500 Index Series (cost — $1,349,585,234)	$1,932,353,093
Capital shares sold receivable	9,453,724

Total assets	1,941,806,817

Liabilities
Capital shares redeemed payable	9,176,586
Administration fees payable	317,294
Service fees payable	161,522
Contributions payable to Master	277,138
Reorganization expense payable	216,671
Officer’s fees payable	263
Other accrued expenses payable	205,970

Total liabilities	10,355,444

Net Assets	$1,931,451,373

Net Assets Consist of
Paid-in capital	$1,500,541,062
Undistributed net investment income	913,001
Accumulated net realized loss allocated from the Series	(152,770,549)
Net unrealized appreciation/depreciation allocated from the Series	582,767,859

Net Assets	$1,931,451,373

Net Asset Value
Institutional — Based on net assets of $1,153,272,621 and 66,213,585 shares outstanding, 250 million shares authorized, $0.0001 par value	$17.42

Investor A — Based on net assets of $778,178,752 and 44,751,182 shares outstanding, 250 million shares authorized, $0.0001 par value	$17.39

See Notes to Financial Statements.

BLACKROCK S&P 500 INDEX FUND	DECEMBER 31, 2012	7

Statement of Operations	BlackRock S&P 500 Index Fund

Year Ended December 31, 2012

Investment Income
Net investment income allocated from the Series:
Dividends — unaffiliated	$43,330,651
Foreign taxes withheld	(94,297)
Dividends — affiliated	275,516
Securities lending — affiliated — net	110,300
Expenses	(971,197)
Fees waived	234,424

Total income	42,885,397

Fund Expenses
Administration	3,708,018
Service — Investor A	1,923,596
Transfer agent — Institutional	626,255
Transfer agent — Investor A	456,397
Reorganization costs	489,854
Registration	123,582
Printing	64,400
Professional	61,187
Officer	1,080
Miscellaneous	10,990

Total expenses	7,465,359
Less fees waived by administrator — class specific	(3,133)

Total expenses after fees waived	7,462,226

Net investment income	35,423,171

Realized and Unrealized Gain Allocated from the Series
Net realized gain from investments and financial futures contracts	23,738,601

Net change in unrealized appreciation/depreciation on investments and financial futures contracts	213,732,978

Total realized and unrealized gain	237,471,579

Net Increase in Net Assets Resulting from Operations	$272,894,750

See Notes to Financial Statements.

8	BLACKROCK S&P 500 INDEX FUND	DECEMBER 31, 2012

Statements of Changes in Net Assets	BlackRock S&P 500 Index Fund

	Year Ended December 31,
Increase (Decrease) in Net Assets:	2012	2011

Operations
Net investment income	$35,423,171	$30,463,163
Net realized gain	23,738,601	10,124,645
Net change in unrealized appreciation/depreciation	213,732,978	(7,501,223)

Net increase in net assets resulting from operations	272,894,750	33,086,585

Dividends to Shareholders From[1]
Net investment income:
Institutional	(22,290,574)	(19,464,643)
Investor A	(13,172,560)	(11,312,293)

Decrease in net assets resulting from dividends to shareholders	(35,463,134)	(30,776,936)

Capital Share Transactions
Net increase (decrease) in net assets derived from capital share transactions	(78,484,222)	9,550,070

Net Assets
Total increase in net assets	158,947,394	11,859,719
Beginning of year	1,772,503,979	1,760,644,260

End of year	$1,931,451,373	$1,772,503,979

Undistributed net investment income	$913,001	$463,110

[1]	Dividends are determined in accordance with federal income tax regulations.

See Notes to Financial Statements.

BLACKROCK S&P 500 INDEX FUND	DECEMBER 31, 2012	9

Financial Highlights	BlackRock S&P 500 Index Fund

	Institutional							Investor A
	Year Ended December 31,							Year Ended December 31,
	2012		2011		2010	2009	2008	2012		2011		2010	2009	2008

Per Share Operating Performance
Net asset value, beginning of year	$15.36		$15.38		$13.63	$11.00	$18.01	$15.34		$15.35		$13.61	$10.98	$17.96

Net investment income[1]	0.33		0.28		0.24	0.23	0.31	0.29		0.24		0.21	0.20	0.27
Net realized and unrealized gain (loss)	2.07		(0.01)		1.77	2.64	(7.01)	2.06		(0.01)		1.75	2.64	(6.98)

Net increase (decrease) from investment operations	2.40		0.27		2.01	2.87	(6.70)	2.35		0.23		1.96	2.84	(6.71)

Dividends from net investment income[2]	(0.34)		(0.29)		(0.26)	(0.24)	(0.31)	(0.30)		(0.24)		(0.22)	(0.21)	(0.27)

Net asset value, end of year	$17.42		$15.36		$15.38	$13.63	$11.00	$17.39		$15.34		$15.35	$13.61	$10.98

Total Investment Return[3]
Based on net asset value	15.65%		1.80%		14.75%	26.15%	(37.20)%	15.31%		1.58%		14.42%	25.92%	(37.36)%

Ratios to Average Net Assets[4]
Total expenses	0.33%	[5]	0.30%	[6]	0.33%	0.35%	0.35%	0.58%	[5]	0.56%	[6]	0.58%	0.61%	0.60%

Total expenses after fees waived	0.33%	[5]	0.30%	[6]	0.33%	0.35%	0.35%	0.58%	[5]	0.56%	[6]	0.58%	0.61%	0.60%

Net investment income	1.97%	[5]	1.80%	[6]	1.74%	2.02%	2.00%	1.71%	[5]	1.53%	[6]	1.49%	1.76%	1.75%

Supplemental Data
Net assets, end of year (000)	$1,153,273		$1,059,689		$1,018,080	$951,380	$813,527	$778,179		$712,815		$742,564	$705,608	$579,920

Portfolio turnover of the Series	6%		6%		5%	7%	8%	6%		6%		5%	7%	8%

[1]	Based on average shares outstanding.

[2]	Dividends are determined in accordance with federal income tax regulations.

[3]	Where applicable, total investment returns include the reinvestment of dividends and distributions.

[4]	Includes the Fund’s share of the Series’ allocated net expenses and/or net investment income.

[5]	Includes the Fund’s share of the Series’ allocated fees waived of 0.01%.

[6]	Includes the Fund’s share of the Series’ allocated fees waived of less than 0.01%.

See Notes to Financial Statements.

10	BLACKROCK S&P 500 INDEX FUND	DECEMBER 31, 2012

Notes to Financial Statements	BlackRock S&P 500 Index Fund

1. Organization and Significant Accounting Policies:

BlackRock S&P 500 Index Fund (the “Fund”), a series of BlackRock Index Funds, Inc. (the “Corporation”), is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a diversified, open-end management investment company. The Corporation is organized as a Maryland corporation. The Fund seeks to achieve its investment objective by investing all of its assets in Master S&P 500 Index Series (the “Series”), a series of Quantitative Master Series LLC (the “Master LLC”), an affiliate of the Fund, which has the same investment objective and strategies as the Fund. The value of the Fund’s investment in the Series reflects the Fund’s proportionate interest in the net assets of the Series. The percentage of the Series owned by the Fund at December 31, 2012 was 78.5%. The performance of the Fund is directly affected by the performance of the Series. The financial statements of the Series, including the Schedule of Investments, are included elsewhere in this report and should be read in conjunction with the Fund’s financial statements. The Fund’s financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“US GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Fund offers two classes of shares. Institutional Shares are sold without a sales charge and only to certain eligible investors. Investor A Shares are sold without a sales charge. Both classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Investor A Shares bear certain expenses related to the shareholder servicing of such shares and have exclusive voting rights with respect to matters relating to its shareholder servicing expenditures.

Reorganization: On May 16, 2012, the Board of Directors of the Corporation (the “Board”) approved a plan of reorganization whereby BlackRock S&P 500 Stock Fund, a series of BlackRock Funds III (the “Acquiring Fund”), will acquire substantially all of the assets and assume certain stated liabilities of the Fund in exchange for newly issued shares of the Acquiring Fund (the “Reorganization”). The Reorganization is subject to shareholder approval by the Fund’s shareholders and certain other conditions. The Reorganization is contingent on the completion of the reorganization of the Series with the S&P 500 Stock Master Portfolio, a series of Master Investment Portfolio. If the Reorganization is approved by shareholders, each reorganization is expected to contemporaneously close in 2013.

The following is a summary of significant accounting policies followed by the Fund:

Valuation: US GAAP defines fair value as the price the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Fund’s policy is to fair value its financial instruments at market value. The Fund records its investment in the Series at fair value based on the Fund’s proportionate interest in the net assets of the Series. Valuation of securities held by the Series is discussed in Note 1 of the Series’ Notes to Financial Statements, which are included elsewhere in this report.

Investment Transactions and Investment Income: For financial reporting purposes, contributions to and withdrawals from the Series are accounted for on a trade date basis. The Fund records daily its proportionate share of the Series’ income, expenses and realized and unrealized gains and losses. Realized and unrealized gains and losses are adjusted for utilizing partnership tax allocation rules. In addition, the Fund accrues its own expenses. Income, expenses and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Dividends and Distributions: Dividends and distributions paid by the Fund are recorded on the ex-dividend dates. The portion of distributions that exceeds a Fund’s current and accumulated earnings and profits, which are measured on a tax basis, will constitute a nontaxable return of capital. Distributions in excess of a Fund’s taxable income and net capital gains, but not in excess of a Fund’s earnings and profits, will be taxable to shareholders as ordinary income and will not constitute a nontaxable return of capital. Capital losses carried forward from years beginning before 2011 do not reduce earnings and profits, even if such carried forward losses offset current year realized gains. The character and timing of dividends and distributions are determined in accordance with federal income tax regulations, which may differ from US GAAP.

Income Taxes: It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

The Fund files US federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s US federal tax returns remains open for each of the four years ended December 31, 2012. The statutes of limitations on the Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction. Management does not believe there are any uncertain tax positions that require recognition of a tax liability.

Other: Expenses directly related to the Fund or its classes are charged to the Fund or class. Other operating expenses shared by several funds are pro rated among those funds on the basis of relative net assets or other appropriate methods. Expenses directly related to the Fund and other shared expenses pro rated to the Fund are allocated daily to each class based on its relative net assets or other appropriate methods.

BLACKROCK S&P 500 INDEX FUND	DECEMBER 31, 2012	11

Notes to Financial Statements (continued)	BlackRock S&P 500 Index Fund

2. Administration Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. (“PNC”) is the largest stockholder and an affiliate, for 1940 Act purposes, of BlackRock, Inc. (“BlackRock”).

The Corporation, on behalf of the Fund, entered into an Administration Agreement with BlackRock Advisors, LLC (the “Administrator”), an indirect, wholly owned subsidiary of BlackRock, to provide administrative services (other than investment advice and related portfolio activities). For such services, the Fund pays the Administrator a monthly fee at an annual rate of 0.195% of the average daily value of the Fund’s average net assets. The Fund does not pay an investment advisory fee or investment management fee.

The Administrator voluntarily agreed to waive and/or reimburse fees or expenses, excluding interest expense, dividend expense, acquired fund fees and expenses and certain other fund expenses, which constitute extraordinary expenses not incurred in the ordinary course of the Fund’s business, in order to limit expenses. The expense limitation as a percentage of average daily net assets is as follows: 0.40% for Institutional Shares and 0.65% for Investor A Shares. The Administrator may reduce or discontinue this waiver and/or reimbursement at any time without notice. This amount is shown as fees waived by administrator — class specific in the Statement of Operations.

The Corporation, on behalf of the Fund, entered into a Distribution Agreement and Distribution Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of BlackRock. Pursuant to the Distribution Plan and in accordance with Rule 12b-1 under the 1940 Act, the Fund pays BRIL ongoing service fees with respect to its Investor A Shares. The fees are accrued daily and paid monthly at the annual rate of 0.25% based upon the average daily net assets attributable to Investor A Shares.

Pursuant to sub-agreements with BRIL, broker-dealers and BRIL provide shareholder servicing related services to the Fund. The ongoing service fee compensates BRIL and each broker-dealer for providing shareholder servicing related services to Investor A shareholders.

Pursuant to written agreements, certain financial intermediaries, some of which may be affiliates, provide the Fund with sub-accounting, recordkeeping, sub-transfer agency and other administrative services with respect to sub-accounts they service. For these services, these entities receive an annual fee per shareholder account, which will vary depending on share class and/or net assets. For the year ended December 31, 2012, the Fund paid the following to affiliates in return for these services, which is included in transfer agent — class specific in the Statement of Operations:

Investor A	$3,558

The Administrator maintains a call center, which is responsible for providing certain shareholder services to the Fund, such as responding to shareholder inquiries and processing transactions based upon instructions from shareholders with respect to the subscription and redemption of Fund shares. For the year ended December 31, 2012, the Fund reimbursed the Administrator the following amounts for costs incurred in running the call center, which are included in transfer agent — class specific in the Statement of Operations:

Institutional	$4,374
Investor A	$9,173

Certain officers and/or directors of the Corporation are officers and/or directors of BlackRock or its affiliates. The Fund reimburses the Administrator for a portion of the compensation paid to the Corporation’s Chief Compliance Officer.

3. Income Tax Information:

US GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. The following permanent differences as of December 31, 2012 attributable to non-deductible expenses was reclassified to the following accounts:

Paid-in capital	$(489,854)
Undistributed net investment income	$489,854

The tax character of distributions paid during the fiscal years ended December 31, 2012 and December 31, 2011 was as follows:

	12/31/12	12/31/11
Ordinary income	$35,463,134	$30,776,936

As of December 31, 2012, the tax components of accumulated net earnings were as follows:

Undistributed ordinary income	$913,001
Capital loss carryforwards	(45,924,676)
Net unrealized gains[1]	476,198,291
Qualified late-year losses[2]	(276,305)

Total	$430,910,311

[1]	The difference between book-basis and tax-basis net unrealized gains was attributable primarily to the timing and recognition of partnership income.

[2]	The Fund has elected to defer certain qualified late-year losses and recognize such losses in the year ending December 31, 2013.

As of December 31, 2012, the Fund had capital loss carryforwards available to offset future realized capital gains through the indicated expiration dates as follows:

Expires December 31,
2013	$4,458,464
2014	26,517,609
2017	14,948,603

Total	$45,924,676

During the year ended December 31, 2012, the Fund utilized $37,140,520 of its capital loss carryforward.

12	BLACKROCK S&P 500 INDEX FUND	DECEMBER 31, 2012

Notes to Financial Statements (concluded)	BlackRock S&P 500 Index Fund

4. Capital Share Transactions:

Transactions in capital shares for each class were as follows:

	Year Ended December 31, 2012		Year Ended December 31, 2011
	Shares	Amount	Shares	Amount
Institutional
Shares sold	33,715,786	$572,417,368	32,311,858	$503,490,398
Shares issued to shareholders in reinvestment of dividends	1,227,560	21,425,669	1,252,755	18,576,495
Shares redeemed	(37,722,243)	(643,199,513)	(30,773,695)	(480,523,283)

Net increase (decrease)	(2,778,897)	$(49,356,476)	2,790,918	$41,543,610

Investor A
Shares sold	8,235,943	$139,409,780	11,381,733	$176,069,705
Shares issued to shareholders in reinvestment of dividends	698,547	12,170,498	706,429	10,464,979
Shares redeemed	(10,665,030)	(180,708,024)	(13,975,275)	(218,528,224)

Net decrease	(1,730,540)	$(29,127,746)	(1,887,113)	$(31,993,540)

Total Net Increase (Decrease)	(4,509,437)	$(78,484,222)	903,805	$9,550,070

5. Subsequent Events:

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

BLACKROCK S&P 500 INDEX FUND	DECEMBER 31, 2012	13

Report of Independent Registered Public Accounting Firm	BlackRock S&P 500 Index Fund

To the Shareholders of BlackRock S&P 500 Index Fund and Board of Directors of BlackRock Index Funds, Inc.:

We have audited the accompanying statement of assets and liabilities of BlackRock S&P 500 Index Fund, one of the series constituting BlackRock Index Funds, Inc., (the “Fund”) as of December 31, 2012, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of BlackRock S&P 500 Index Fund of BlackRock Index Funds, Inc. as of December 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Boston, Massachusetts

February 22, 2013

Important Tax Information (Unaudited)

All of the ordinary income distributions paid by BlackRock S&P 500 Index Fund of BlackRock Index Funds, Inc. during the fiscal year ended December 31, 2012 qualify for the dividends received deduction for corporations and consist entirely of qualified dividend income for individuals.

14	BLACKROCK S&P 500 INDEX FUND	DECEMBER 31, 2012

Series Portfolio Information	Master S&P 500 Index Series

As of December 31, 2012

Ten Largest Holdings	Percent of Long-Term Investments

Apple, Inc.	4%
Exxon Mobil Corp.	3
General Electric Co.	2
Chevron Corp.	2
International Business Machines Corp.	2
Microsoft Corp.	2
Johnson & Johnson	2
AT&T, Inc.	2
Google, Inc., Class A	1
The Procter & Gamble Co.	1

Sector Allocation	Percent of Long-Term Investments

Information Technology	19%
Financials	16
Health Care	12
Consumer Discretionary	11
Energy	11
Consumer Staples	11
Industrials	10
Materials	4
Utilities	3
Telecommunication Services	3

For Series compliance purposes, the Series’ sector classifications refer to any one or more of the sector sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Series management. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

BLACKROCK S&P 500 INDEX FUND	DECEMBER 31, 2012	15

Schedule of Investments December 31, 2012	Master S&P 500 Index Series (Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Aerospace & Defense — 2.4%
The Boeing Co.	130,245	$9,815,263
General Dynamics Corp.	63,697	4,412,291
Honeywell International, Inc.	150,339	9,542,016
L-3 Communications Holdings, Inc.	17,973	1,377,091
Lockheed Martin Corp.	51,546	4,757,180
Northrop Grumman Corp.	47,109	3,183,626
Precision Castparts Corp.	27,932	5,290,880
Raytheon Co.	63,312	3,644,239
Rockwell Collins, Inc.	26,840	1,561,283
Textron, Inc.	54,298	1,346,048
United Technologies Corp.	161,822	13,271,022

		58,200,939
Air Freight & Logistics — 0.8%
C.H. Robinson Worldwide, Inc.	30,942	1,956,153
Expeditors International of Washington, Inc.	40,070	1,584,769
FedEx Corp.	56,061	5,141,915
United Parcel Service, Inc., Class B	137,315	10,124,235

		18,807,072
Airlines — 0.1%
Southwest Airlines Co.	141,144	1,445,315
Auto Components — 0.3%
BorgWarner, Inc. (a)	22,423	1,605,935
Delphi Automotive Plc (a)	56,689	2,168,354
The Goodyear Tire & Rubber Co. (a)	47,001	649,084
Johnson Controls, Inc.	131,241	4,029,099

		8,452,472
Automobiles — 0.5%
Ford Motor Co.	731,703	9,475,554
Harley-Davidson, Inc.	43,403	2,119,802

		11,595,356
Beverages — 2.4%
Beam, Inc.	30,543	1,865,872
Brown-Forman Corp., Class B	28,963	1,831,910
The Coca-Cola Co.	740,224	26,833,120
Coca-Cola Enterprises, Inc.	51,679	1,639,774
Constellation Brands, Inc., Class A (a)	29,074	1,028,929
Dr. Pepper Snapple Group, Inc.	39,902	1,762,870
Molson Coors Brewing Co., Class B	30,023	1,284,684
Monster Beverage Corp. (a)	28,518	1,508,032
PepsiCo, Inc.	296,851	20,313,514

		58,068,705
Biotechnology — 1.6%
Alexion Pharmaceuticals, Inc. (a)	37,290	3,498,175
Amgen, Inc.	147,263	12,711,742
Biogen Idec, Inc. (a)	45,407	6,659,845
Celgene Corp. (a)	81,179	6,390,411
Gilead Sciences, Inc. (a)	145,401	10,679,703

		39,939,876
Building Products — 0.0%
Masco Corp.	68,261	1,137,228
Capital Markets — 2.0%
Ameriprise Financial, Inc.	39,506	2,474,261
The Bank of New York Mellon Corp.	224,279	5,763,970
BlackRock, Inc. (b)	24,079	4,977,370
The Charles Schwab Corp.	210,476	3,022,435
Common Stocks	Shares	Value
Capital Markets (concluded)
E*Trade Financial Corp. (a)	49,346	$441,647
Franklin Resources, Inc.	26,485	3,329,165
The Goldman Sachs Group, Inc.	84,776	10,814,027
Invesco Ltd.	85,234	2,223,755
Legg Mason, Inc.	22,684	583,433
Morgan Stanley	265,243	5,071,446
Northern Trust Corp.	41,888	2,101,102
State Street Corp.	89,210	4,193,762
T. Rowe Price Group, Inc.	48,918	3,186,029

		48,182,402
Chemicals — 2.5%
Air Products & Chemicals, Inc.	40,853	3,432,469
Airgas, Inc.	13,424	1,225,477
CF Industries Holdings, Inc.	12,068	2,451,735
The Dow Chemical Co.	230,152	7,438,513
E.I. du Pont de Nemours & Co.	178,955	8,047,606
Eastman Chemical Co.	29,440	2,003,392
Ecolab, Inc.	50,597	3,637,924
FMC Corp.	26,246	1,535,916
International Flavors & Fragrances, Inc.	15,591	1,037,425
LyondellBasell Industries NV, Class A	72,860	4,159,577
Monsanto Co.	102,596	9,710,712
The Mosaic Co.	53,105	3,007,336
PPG Industries, Inc.	29,432	3,983,621
Praxair, Inc.	57,024	6,241,277
The Sherwin-Williams Co.	16,426	2,526,647
Sigma-Aldrich Corp.	23,093	1,699,183

		62,138,810
Commercial Banks — 2.8%
BB&T Corp.	134,282	3,908,949
Comerica, Inc.	36,220	1,098,915
Fifth Third Bancorp	172,264	2,616,690
First Horizon National Corp.	47,494	470,665
Huntington Bancshares, Inc.	165,165	1,055,404
KeyCorp	179,236	1,509,167
M&T Bank Corp.	23,342	2,298,487
The PNC Financial Services Group, Inc. (b)	101,499	5,918,407
Regions Financial Corp.	270,444	1,925,561
SunTrust Banks, Inc.	103,422	2,932,014
US Bancorp	360,863	11,525,964
Wells Fargo & Co.	939,521	32,112,828
Zions Bancorporation	35,695	763,873

		68,136,924
Commercial Services & Supplies — 0.6%
The ADT Corp.	44,624	2,074,570
Avery Dennison Corp.	19,207	670,708
Cintas Corp.	20,486	837,877
Iron Mountain, Inc.	31,838	988,570
Pitney Bowes, Inc.	38,806	412,896
Republic Services, Inc.	57,306	1,680,785
Stericycle, Inc. (a)	16,489	1,537,929
Tyco International Ltd.	89,391	2,614,687
Waste Management, Inc.	83,698	2,823,971

		13,641,993
Communications Equipment — 2.0%
Cisco Systems, Inc.	1,018,880	20,020,992
F5 Networks, Inc. (a)	15,145	1,471,337

See Notes to Financial Statements.

16	BLACKROCK S&P 500 INDEX FUND	DECEMBER 31, 2012

Schedule of Investments (continued)	Master S&P 500 Index Series (Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Communications Equipment (concluded)
Harris Corp.	21,730	$1,063,901
JDS Uniphase Corp. (a)	44,751	605,929
Juniper Networks, Inc. (a)	98,968	1,946,701
Motorola Solutions, Inc.	53,839	2,997,755
QUALCOMM, Inc.	327,015	20,281,470

		48,388,085
Computers & Peripherals — 5.0%
Apple, Inc.	180,522	96,223,642
Dell, Inc.	280,098	2,837,393
EMC Corp. (a)	404,292	10,228,588
Hewlett-Packard Co.	377,349	5,377,223
NetApp, Inc. (a)	68,772	2,307,301
SanDisk Corp. (a)	46,413	2,021,750
Seagate Technology Plc	64,488	1,965,594
Western Digital Corp.	42,031	1,785,897

		122,747,388
Construction & Engineering — 0.2%
Fluor Corp.	31,963	1,877,506
Jacobs Engineering Group, Inc. (a)	25,110	1,068,933
Quanta Services, Inc. (a)	41,045	1,120,118

		4,066,557
Construction Materials — 0.1%
Vulcan Materials Co.	24,766	1,289,070
Consumer Finance — 0.9%
American Express Co.	186,842	10,739,678
Capital One Financial Corp.	111,636	6,467,074
Discover Financial Services	96,882	3,734,801
SLM Corp.	88,399	1,514,275

		22,455,828
Containers & Packaging — 0.1%
Ball Corp.	29,483	1,319,364
Bemis Co.	19,614	656,284
Owens-Illinois, Inc. (a)	31,944	679,449
Sealed Air Corp.	37,754	661,073

		3,316,170
Distributors — 0.1%
Genuine Parts Co.	29,779	1,893,349
Diversified Consumer Services — 0.1%
Apollo Group, Inc., Class A (a)	19,279	403,317
H&R Block, Inc.	52,415	973,346

		1,376,663
Diversified Financial Services — 3.6%
Bank of America Corp.	2,068,377	23,993,173
Citigroup, Inc.	562,769	22,263,142
CME Group, Inc.	58,871	2,985,348
IntercontinentalExchange, Inc. (a)	13,909	1,722,073
JPMorgan Chase & Co.	729,507	32,076,423
Leucadia National Corp.	38,163	907,898
Moody’s Corp.	37,226	1,873,212
The NASDAQ OMX Group, Inc.	22,595	565,101
NYSE Euronext	46,466	1,465,538

		87,851,908
Diversified Telecommunication Services — 2.7%
AT&T, Inc.	1,090,016	36,744,439
Common Stocks	Shares	Value
Diversified Telecommunication Services (concluded)
CenturyLink, Inc.	119,812	$4,687,045
Frontier Communications Corp. (c)	192,506	823,926
Verizon Communications, Inc.	547,684	23,698,287
Windstream Corp.	111,961	927,037

		66,880,734
Electric Utilities — 2.0%
American Electric Power Co., Inc.	93,133	3,974,916
Duke Energy Corp.	135,154	8,622,825
Edison International	62,536	2,826,002
Entergy Corp.	34,116	2,174,895
Exelon Corp.	163,957	4,876,081
FirstEnergy Corp.	80,270	3,352,075
NextEra Energy, Inc.	81,222	5,619,750
Northeast Utilities, Inc.	60,170	2,351,444
Pepco Holdings, Inc.	44,363	869,958
Pinnacle West Capital Corp.	20,913	1,066,145
PPL Corp.	111,650	3,196,540
The Southern Co.	167,755	7,181,592
Xcel Energy, Inc.	93,547	2,498,640

		48,610,863
Electrical Equipment — 0.7%
Eaton Corp. Plc	88,625	4,803,475
Emerson Electric Co.	138,974	7,360,063
Rockwell Automation, Inc.	26,741	2,245,977
Roper Industries, Inc.	18,886	2,105,411

		16,514,926
Electronic Equipment, Instruments & Components — 0.4%
Amphenol Corp., Class A	30,651	1,983,120
Corning, Inc.	283,645	3,579,600
Flir Systems, Inc.	29,007	647,146
Jabil Circuit, Inc.	36,092	696,215
Molex, Inc.	26,273	718,041
TE Connectivity Ltd.	81,108	3,010,729

		10,634,851
Energy Equipment & Services — 1.8%
Baker Hughes, Inc.	84,383	3,446,202
Cameron International Corp. (a)	47,355	2,673,663
Diamond Offshore Drilling, Inc.	13,277	902,305
Ensco Plc, Class A	44,586	2,643,058
FMC Technologies, Inc. (a)	45,616	1,953,733
Halliburton Co.	178,098	6,178,220
Helmerich & Payne, Inc.	20,163	1,129,330
Nabors Industries Ltd. (a)	55,987	809,012
National Oilwell Varco, Inc.	81,932	5,600,052
Noble Corp. (a)	48,278	1,681,040
Rowan Cos. Plc, Class A (a)	23,983	749,948
Schlumberger Ltd.	254,771	17,653,083

		45,419,646
Food & Staples Retailing — 2.3%
Costco Wholesale Corp.	82,988	8,196,725
CVS Caremark Corp.	239,254	11,567,931
The Kroger Co.	98,621	2,566,118
Safeway, Inc.	45,910	830,512
Sysco Corp.	112,818	3,571,818
Wal-Mart Stores, Inc.	320,986	21,900,875

See Notes to Financial Statements.

BLACKROCK S&P 500 INDEX FUND	DECEMBER 31, 2012	17

Schedule of Investments (continued)	Master S&P 500 Index Series (Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Food & Staples Retailing (concluded)
Walgreen Co.	164,876	$6,102,061
Whole Foods Market, Inc.	33,117	3,024,575

		57,760,615
Food Products — 1.7%
Archer-Daniels-Midland Co.	126,400	3,462,096
Campbell Soup Co.	34,235	1,194,459
ConAgra Foods, Inc.	78,225	2,307,638
Dean Foods Co. (a)	36,034	594,921
General Mills, Inc.	123,833	5,004,092
H.J. Heinz Co.	61,544	3,549,858
The Hershey Co.	28,706	2,073,147
Hormel Foods Corp.	25,541	797,135
The J.M. Smucker Co.	20,722	1,787,065
Kellogg Co.	47,469	2,651,144
Kraft Foods Group, Inc.	113,696	5,169,757
McCormick & Co., Inc.	25,331	1,609,278
Mead Johnson Nutrition Co.	38,969	2,567,667
Mondelez International, Inc., Class A	341,048	8,686,493
Tyson Foods, Inc., Class A	55,356	1,073,906

		42,528,656
Gas Utilities — 0.1%
AGL Resources, Inc.	22,567	902,003
ONEOK, Inc.	39,243	1,677,638

		2,579,641
Health Care Equipment & Supplies — 1.7%
Baxter International, Inc.	105,435	7,028,297
Becton Dickinson & Co.	37,804	2,955,895
Boston Scientific Corp. (a)	262,719	1,505,380
C.R. Bard, Inc.	14,635	1,430,425
CareFusion Corp. (a)	42,398	1,211,735
Covidien Plc	90,854	5,245,910
DENTSPLY International, Inc.	27,117	1,074,104
Edwards Lifesciences Corp. (a)	22,154	1,997,626
Intuitive Surgical, Inc. (a)	7,632	3,742,504
Medtronic, Inc.	194,095	7,961,777
St. Jude Medical, Inc.	59,155	2,137,862
Stryker Corp.	55,461	3,040,372
Varian Medical Systems, Inc. (a)	21,003	1,475,251
Zimmer Holdings, Inc.	33,304	2,220,044

		43,027,182
Health Care Providers & Services — 1.9%
Aetna, Inc.	64,220	2,973,386
AmerisourceBergen Corp.	45,201	1,951,779
Cardinal Health, Inc.	65,218	2,685,677
Cigna Corp.	54,873	2,933,511
Coventry Health Care, Inc.	25,824	1,157,690
DaVita, Inc. (a)	16,073	1,776,549
Express Scripts Holding Co. (a)	156,679	8,460,666
Humana, Inc.	30,372	2,084,430
Laboratory Corp. of America Holdings (a)(c)	18,263	1,581,941
McKesson Corp.	45,302	4,392,482
Patterson Cos., Inc.	16,182	553,910
Quest Diagnostics, Inc.	30,355	1,768,786
Tenet Healthcare Corp. (a)	20,666	671,025
UnitedHealth Group, Inc.	196,036	10,632,993
WellPoint, Inc.	58,281	3,550,478

		47,175,303
Common Stocks	Shares	Value
Health Care Technology — 0.1%
Cerner Corp. (a)	27,992	$2,173,299
Hotels, Restaurants & Leisure — 1.8%
Carnival Corp.	85,577	3,146,666
Chipotle Mexican Grill, Inc. (a)	6,047	1,798,740
Darden Restaurants, Inc.	24,496	1,104,035
International Game Technology	50,836	720,346
Marriott International, Inc., Class A	47,184	1,758,548
McDonald’s Corp.	192,671	16,995,509
Starbucks Corp.	142,708	7,652,003
Starwood Hotels & Resorts Worldwide, Inc.	37,618	2,157,768
Wyndham Worldwide Corp.	26,814	1,426,773
Wynn Resorts Ltd.	15,175	1,707,036
Yum! Brands, Inc.	86,712	5,757,677

		44,225,101
Household Durables — 0.3%
D.R. Horton, Inc.	53,506	1,058,349
Garmin Ltd.	21,116	861,955
Harman International Industries, Inc.	12,905	576,079
Leggett & Platt, Inc.	26,997	734,858
Lennar Corp., Class A	31,340	1,211,918
Newell Rubbermaid, Inc.	55,375	1,233,201
PulteGroup, Inc. (a)(c)	65,206	1,184,141
Whirlpool Corp.	14,912	1,517,296

		8,377,797
Household Products — 2.1%
The Clorox Co.	25,045	1,833,795
Colgate-Palmolive Co.	85,235	8,910,467
Kimberly-Clark Corp.	75,095	6,340,271
The Procter & Gamble Co.	524,711	35,622,629

		52,707,162
Independent Power Producers & Energy Traders — 0.1%
The AES Corp.	118,337	1,266,206
NRG Energy, Inc.	61,757	1,419,793

		2,685,999
Industrial Conglomerates — 2.4%
3M Co.	122,166	11,343,113
Danaher Corp.	111,670	6,242,353
General Electric Co.	2,012,361	42,239,458

		59,824,924
Insurance — 4.0%
ACE Ltd.	65,217	5,204,317
Aflac, Inc.	89,995	4,780,534
The Allstate Corp.	92,468	3,714,440
American International Group, Inc. (a)	283,321	10,001,231
Aon Plc	61,163	3,400,663
Assurant, Inc.	15,392	534,102
Berkshire Hathaway, Inc., Class B (a)	350,045	31,399,036
The Chubb Corp.	50,275	3,786,713
Cincinnati Financial Corp.	28,313	1,108,737
Genworth Financial, Inc., Class A (a)	95,386	716,349
Hartford Financial Services Group, Inc.	83,754	1,879,440
Lincoln National Corp.	52,533	1,360,605
Loews Corp.	59,685	2,432,164
Marsh & McLennan Cos., Inc.	104,485	3,601,598
MetLife, Inc.	209,390	6,897,307

See Notes to Financial Statements.

18	BLACKROCK S&P 500 INDEX FUND	DECEMBER 31, 2012

Schedule of Investments (continued)	Master S&P 500 Index Series (Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Insurance (concluded)
Principal Financial Group, Inc.	52,980	$1,510,990
The Progressive Corp.	106,599	2,249,239
Prudential Financial, Inc.	89,053	4,749,196
Torchmark Corp.	18,390	950,211
The Travelers Cos., Inc.	73,208	5,257,798
Unum Group	52,352	1,089,969
XL Group Plc	57,454	1,439,797

		98,064,436
Internet & Catalog Retail — 1.1%
Amazon.com, Inc. (a)	69,541	17,464,527
Expedia, Inc.	18,031	1,108,005
Netflix, Inc. (a)	10,570	980,685
priceline.com, Inc. (a)	9,571	5,945,505
TripAdvisor, Inc. (a)	21,148	887,370

		26,386,092
Internet Software & Services — 2.2%
Akamai Technologies, Inc. (a)	34,228	1,400,267
eBay, Inc. (a)	223,497	11,402,817
Google, Inc., Class A (a)	51,078	36,233,201
VeriSign, Inc. (a)	29,653	1,151,129
Yahoo! Inc. (a)	199,754	3,975,105

		54,162,519
IT Services — 3.8%
Accenture Plc, Class A	122,542	8,149,043
Automatic Data Processing, Inc.	93,173	5,311,793
Cognizant Technology Solutions Corp., Class A (a)	57,615	4,266,391
Computer Sciences Corp.	29,999	1,201,460
Fidelity National Information Services, Inc.	47,828	1,664,893
Fiserv, Inc. (a)	25,621	2,024,828
International Business Machines Corp.	203,829	39,043,445
MasterCard, Inc., Class A	20,509	10,075,661
Paychex, Inc.	62,094	1,933,607
SAIC, Inc.	54,737	619,623
Teradata Corp. (a)	32,460	2,008,949
Total System Services, Inc.	31,242	669,204
Visa, Inc., Class A	100,045	15,164,821
The Western Union Co.	114,155	1,553,649

		93,687,367
Leisure Equipment & Products — 0.1%
Hasbro, Inc.	21,936	787,502
Mattel, Inc.	65,863	2,411,903

		3,199,405
Life Sciences Tools & Services — 0.4%
Agilent Technologies, Inc.	66,881	2,738,108
Life Technologies Corp. (a)	32,962	1,617,775
PerkinElmer, Inc.	21,811	692,281
Thermo Fisher Scientific, Inc.	69,135	4,409,431
Waters Corp. (a)(c)	16,750	1,459,260

		10,916,855
Machinery — 1.9%
Caterpillar, Inc.	125,497	11,242,021
Cummins, Inc.	33,926	3,675,882
Deere & Co.	75,168	6,496,019
Dover Corp.	34,361	2,257,861
Flowserve Corp.	9,550	1,401,940
Illinois Tool Works, Inc.	81,831	4,976,143
Common Stocks	Shares	Value
Machinery (concluded)
Ingersoll-Rand Plc	53,731	$2,576,939
Joy Global, Inc.	20,225	1,289,951
PACCAR, Inc.	67,760	3,063,430
Pall Corp.	21,201	1,277,572
Parker Hannifin Corp.	28,620	2,434,417
Pentair Ltd., Registered Shares	40,367	1,984,038
Snap-On, Inc.	11,267	889,980
Stanley Black & Decker, Inc.	32,372	2,394,557
Xylem, Inc.	35,893	972,700

		46,933,450
Media — 3.5%
Cablevision Systems Corp., New York Group, Class A	41,755	623,820
CBS Corp., Class B	113,412	4,315,327
Comcast Corp., Class A	509,947	19,061,819
DIRECTV (a)	115,946	5,815,851
Discovery Communications, Inc., Class A (a)	45,846	2,910,304
Gannett Co., Inc.	43,814	789,090
The Interpublic Group of Cos., Inc.	82,844	912,941
The McGraw-Hill Cos., Inc.	53,302	2,914,020
News Corp., Class A	386,953	9,882,780
Omnicom Group, Inc.	50,708	2,533,372
Scripps Networks Interactive, Class A	16,727	968,828
Time Warner Cable, Inc.	57,917	5,628,953
Time Warner, Inc.	181,715	8,691,428
Viacom, Inc., Class B	88,670	4,676,456
The Walt Disney Co.	340,084	16,932,782
The Washington Post Co., Class B	869	317,367

		86,975,138
Metals & Mining — 0.7%
Alcoa, Inc.	203,936	1,770,164
Allegheny Technologies, Inc.	20,917	635,040
Cliffs Natural Resources, Inc.	27,114	1,045,516
Freeport-McMoRan Copper & Gold, Inc.	182,193	6,231,001
Newmont Mining Corp.	95,279	4,424,757
Nucor Corp.	60,968	2,632,598
United States Steel Corp.	28,023	668,909

		17,407,985
Multi-Utilities — 1.2%
Ameren Corp.	46,319	1,422,920
CenterPoint Energy, Inc.	81,589	1,570,588
CMS Energy Corp.	50,378	1,228,216
Consolidated Edison, Inc.	56,213	3,122,070
Dominion Resources, Inc.	110,279	5,712,452
DTE Energy Co.	33,030	1,983,451
Integrys Energy Group, Inc.	14,880	777,034
NiSource, Inc.	59,317	1,476,400
PG&E Corp.	82,528	3,315,975
Public Service Enterprise Group, Inc.	97,105	2,971,413
SCANA Corp.	25,367	1,157,750
Sempra Energy	43,171	3,062,551
TECO Energy, Inc.	39,407	660,461
Wisconsin Energy Corp.	44,031	1,622,542

		30,083,823
Multiline Retail — 0.8%
Big Lots, Inc. (a)(c)	11,174	318,012
Dollar General Corp. (a)	50,405	2,222,356
Dollar Tree, Inc. (a)	43,551	1,766,429

See Notes to Financial Statements.

BLACKROCK S&P 500 INDEX FUND	DECEMBER 31, 2012	19

Schedule of Investments (continued)	Master S&P 500 Index Series (Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Multiline Retail (concluded)
Family Dollar Stores, Inc.	18,464	$1,170,802
J.C. Penney Co., Inc. (c)	27,166	535,442
Kohl’s Corp.	40,567	1,743,570
Macy’s, Inc.	75,869	2,960,408
Nordstrom, Inc.	29,186	1,561,451
Target Corp.	124,898	7,390,215

		19,668,685
Office Electronics — 0.1%
Xerox Corp.	242,156	1,651,504
Oil, Gas & Consumable Fuels — 9.1%
Anadarko Petroleum Corp.	95,912	7,127,221
Apache Corp.	75,095	5,894,958
Cabot Oil & Gas Corp.	40,202	1,999,647
Chesapeake Energy Corp.	99,308	1,650,499
Chevron Corp.	375,591	40,616,411
ConocoPhillips	232,958	13,509,234
CONSOL Energy, Inc.	43,490	1,396,029
Denbury Resources, Inc. (a)	74,575	1,208,115
Devon Energy Corp.	72,290	3,761,972
EOG Resources, Inc.	51,987	6,279,510
EQT Corp.	28,587	1,686,061
Exxon Mobil Corp. (d)	874,950	75,726,923
Hess Corp.	57,033	3,020,468
Kinder Morgan, Inc.	121,374	4,288,143
Marathon Oil Corp.	135,581	4,156,913
Marathon Petroleum Corp.	65,099	4,101,237
Murphy Oil Corp.	35,389	2,107,415
Newfield Exploration Co. (a)	26,334	705,225
Noble Energy, Inc.	34,143	3,473,709
Occidental Petroleum Corp.	155,483	11,911,553
Peabody Energy Corp.	51,271	1,364,321
Phillips 66	120,104	6,377,522
Pioneer Natural Resources Co.	23,654	2,521,280
QEP Resources, Inc.	34,353	1,039,865
Range Resources Corp.	31,104	1,954,264
Southwestern Energy Co. (a)	67,073	2,240,909
Spectra Energy Corp.	127,792	3,498,945
Tesoro Corp.	27,044	1,191,288
Valero Energy Corp.	106,242	3,624,977
The Williams Cos., Inc.	129,326	4,234,133
WPX Energy, Inc. (a)	37,835	562,985

		223,231,732
Paper & Forest Products — 0.2%
International Paper Co.	84,287	3,357,994
MeadWestvaco Corp.	33,810	1,077,525

		4,435,519
Personal Products — 0.2%
Avon Products, Inc.	82,321	1,182,130
The Estée Lauder Cos., Inc., Class A	46,078	2,758,229

		3,940,359
Pharmaceuticals — 6.1%
Abbott Laboratories	303,341	19,868,836
Allergan, Inc.	59,023	5,414,180
Bristol-Myers Squibb Co.	316,787	10,324,088
Eli Lilly & Co.	195,981	9,665,783
Forest Laboratories, Inc. (a)	44,689	1,578,415
Hospira, Inc. (a)	31,488	983,685
Common Stocks	Shares	Value
Pharmaceuticals (concluded)
Johnson & Johnson	531,817	$37,280,372
Merck & Co., Inc.	583,407	23,884,683
Mylan, Inc. (a)	78,226	2,149,650
Perrigo Co.	16,941	1,762,372
Pfizer, Inc.	1,412,910	35,435,783
Watson Pharmaceuticals, Inc. (a)(c)	24,523	2,108,978

		150,456,825
Professional Services — 0.1%
The Dun & Bradstreet Corp.	8,514	669,626
Equifax, Inc.	22,962	1,242,704
Robert Half International, Inc.	26,733	850,644

		2,762,974
Real Estate Investment Trusts (REITs) — 2.2%
American Tower Corp.	75,876	5,862,939
Apartment Investment & Management Co., Class A	28,088	760,061
AvalonBay Communities, Inc.	21,954	2,976,743
Boston Properties, Inc.	28,956	3,063,834
Equity Residential	61,752	3,499,486
HCP, Inc.	86,765	3,920,043
Health Care REIT, Inc.	49,843	3,054,877
Host Hotels & Resorts, Inc.	139,117	2,179,963
Kimco Realty Corp.	78,692	1,520,329
Plum Creek Timber Co., Inc.	30,854	1,368,992
ProLogis, Inc.	88,465	3,228,088
Public Storage	27,673	4,011,478
Simon Property Group, Inc.	59,368	9,385,487
Ventas, Inc.	56,726	3,671,307
Vornado Realty Trust	32,513	2,603,641
Weyerhaeuser Co.	103,941	2,891,639

		53,998,907
Real Estate Management & Development — 0.0%
CBRE Group, Inc., Class A (a)	57,430	1,142,857
Road & Rail — 0.8%
CSX Corp.	197,952	3,905,593
Norfolk Southern Corp.	60,658	3,751,091
Ryder System, Inc.	9,855	492,060
Union Pacific Corp.	90,274	11,349,247

		19,497,991
Semiconductors & Semiconductor Equipment — 2.0%
Advanced Micro Devices, Inc. (a)(c)	114,729	275,350
Altera Corp.	61,535	2,119,265
Analog Devices, Inc.	57,845	2,432,961
Applied Materials, Inc.	229,883	2,629,861
Broadcom Corp., Class A	99,591	3,307,417
First Solar, Inc. (a)	11,703	361,389
Intel Corp.	954,928	19,700,165
KLA-Tencor Corp.	31,943	1,525,598
Lam Research Corp. (a)	32,653	1,179,753
Linear Technology Corp.	44,421	1,523,640
LSI Corp. (a)	107,363	760,130
Microchip Technology, Inc.	37,561	1,224,113
Micron Technology, Inc. (a)	196,603	1,248,429
NVIDIA Corp. (a)	119,701	1,471,125
Teradyne, Inc. (a)	35,581	600,963
Texas Instruments, Inc.	215,102	6,655,256

See Notes to Financial Statements.

20	BLACKROCK S&P 500 INDEX FUND	DECEMBER 31, 2012

Schedule of Investments (continued)	Master S&P 500 Index Series (Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Semiconductors & Semiconductor Equipment (concluded)
Xilinx, Inc.	49,856	$1,789,830

		48,805,245

Software — 3.5%
Adobe Systems, Inc. (a)	95,017	3,580,241
Autodesk, Inc. (a)	43,340	1,532,069
BMC Software, Inc. (a)	27,130	1,075,976
CA, Inc.	64,089	1,408,676
Citrix Systems, Inc. (a)	35,840	2,356,480
Electronic Arts, Inc. (a)	59,097	858,679
Intuit, Inc.	53,414	3,178,133
Microsoft Corp.	1,453,637	38,855,717
Oracle Corp.	721,347	24,035,282
Red Hat, Inc. (a)	37,110	1,965,346
Salesforce.com, Inc. (a)(c)	25,073	4,214,771
Symantec Corp. (a)	133,192	2,505,341

		85,566,711
Specialty Retail — 2.2%
Abercrombie & Fitch Co., Class A	15,353	736,484
AutoNation, Inc. (a)	7,434	295,130
AutoZone, Inc. (a)	7,089	2,512,554
Bed Bath & Beyond, Inc. (a)	43,994	2,459,705
Best Buy Co., Inc.	51,261	607,443
CarMax, Inc. (a)(c)	43,697	1,640,385
GameStop Corp., Class A	23,454	588,461
The Gap, Inc.	57,059	1,771,111
The Home Depot, Inc.	286,936	17,746,992
Limited Brands, Inc.	45,944	2,162,125
Lowe’s Cos., Inc.	215,843	7,666,743
O’Reilly Automotive, Inc. (a)	22,003	1,967,508
PetSmart, Inc.	20,633	1,410,059
Ross Stores, Inc.	42,653	2,309,660
Staples, Inc.	129,992	1,481,909
Tiffany & Co.	23,042	1,321,228
TJX Cos., Inc.	139,958	5,941,217
Urban Outfitters, Inc. (a)	20,855	820,853

		53,439,567
Textiles, Apparel & Luxury Goods — 0.6%
Coach, Inc.	54,450	3,022,519
Fossil, Inc. (a)	10,361	964,609
NIKE, Inc., Class B	140,078	7,228,025
Ralph Lauren Corp.	11,766	1,763,959
VF Corp.	16,915	2,553,658

		15,532,770
Common Stocks	Shares	Value
Thrifts & Mortgage Finance — 0.1%
Hudson City Bancorp, Inc.	92,005	$748,001
People’s United Financial, Inc.	66,334	801,978

		1,549,979
Tobacco — 1.8%
Altria Group, Inc.	388,638	12,211,006
Lorillard, Inc.	24,846	2,898,783
Philip Morris International, Inc.	320,588	26,813,980
Reynolds American, Inc.	62,226	2,578,023

		44,501,792
Trading Companies & Distributors — 0.2%
Fastenal Co.	51,731	2,415,321
W.W. Grainger, Inc.	11,455	2,318,148

		4,733,469
Wireless Telecommunication Services — 0.3%
Crown Castle International Corp. (a)	56,266	4,060,154
MetroPCS Communications, Inc. (a)	60,987	606,211
Sprint Nextel Corp. (a)	576,695	3,269,861

		7,936,226
Total Long-Term Investments (Cost — $1,724,316,484) — 99.4%		$2,444,928,991

Short-Term Securities Shares
BlackRock Liquidity Funds, TempFund, Institutional Class, 0.11% (b)(e)	21,128,527	21,128,527

	Beneficial Interest (000)
BlackRock Liquidity Series, LLC Money Market Series, 0.29% (b)(e)(f)	$8,630	8,629,550
Total Short-Term Securities (Cost — $29,758,077) — 1.2%		29,758,077
Total Investments (Cost — $1,754,074,561*) — 100.6%		2,474,687,068
Liabilities in Excess of Other Assets — (0.6)%		(14,354,232)

Net Assets — 100.0%		$2,460,332,836

Notes to Schedule of Investments

*	As of December 31, 2012, gross unrealized appreciation and gross unrealized depreciation based on cost for federal income tax purposes were as follows:

Tax cost	$1,404,527,442

Gross unrealized appreciation	$1,129,568,948
Gross unrealized depreciation	(59,409,322)

Net unrealized appreciation	$1,070,159,626

(a)	Non-income producing security.

See Notes to Financial Statements.

BLACKROCK S&P 500 INDEX FUND	DECEMBER 31, 2012	21

Schedule of Investments (continued)	Master S&P 500 Index Series

(b)	Investments in issuers considered to be an affiliate of the Series during the year ended December 31, 2012, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares/ Beneficial Interest Held at December 31, 2011	Shares Purchased		Shares/ Beneficial Interest Sold	Shares/ Beneficial Interest Held at December 31, 2012	Value at December 31, 2012	Income	Realized Gain/Loss
BlackRock, Inc.	19,881	6,275		(2,077)	24,079	$4,977,370	$140,765	$(21,549)
BlackRock Liquidity Funds, TempFund, Institutional Class	20,822,036	306,491	[1]	—	21,128,527	$21,128,527	$50,960	$309
BlackRock Liquidity Series, LLC Money Market Series	$21,533,097	—		$(12,903,547)[2]	$8,629,550	$8,629,550	$142,282	—
The PNC Financial Services Group, Inc.	104,451	5,177		(8,129)	101,499	$5,918,407	$159,771	$30,398
[1] Represents net shares purchased.
[2] Represents net beneficial interest sold.

(c)	Security, or a portion of security, is on loan.

(d)	All or a portion of security has been pledged as collateral in connection with open financial futures contracts.

(e)	Represents the current yield as of report date.

(f)	Security was purchased with the cash collateral from loaned securities. The Series may withdraw up to 25% of its investment daily, although the manager of the BlackRock Liquidity Series LLC, Money Market Series, in its sole discretion, may permit an investor to withdraw more than 25% on any one day.

•	Financial futures contracts as of December 31, 2012 were as follows:

Contracts Purchased	Issue	Exchange	Expiration	Notional Value	Unrealized Depreciation
342	S&P 500 E-Mini	Chicago Mercantile	March 2013	$24,283,710	$(36,230)

•	Fair Value Measurements—Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets and liabilities that the Series has the ability to access

•	Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•	Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Series’ own assumptions used in determining the fair value of investments and derivative financial instruments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Series’ policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investment and derivative financial instrument and is not necessarily an indication of the risks associated with investing in the securities. For information about the Series’ policy regarding valuation of investments and derivative financial instruments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

The following tables summarize the Series’ investments and derivative financial instruments categorized in the disclosure hierarchy as of December 31, 2012:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments[3]	$2,442,760,637	$2,168,354	—	$2,444,928,991
Short-Term Securities	21,128,527	8,629,550	—	29,758,077

Total	$2,463,889,164	$10,797,904	—	$2,474,687,068

[3] See above Schedule of Investments for values in each industry excluding Level 2, Auto Components, within the table.

See Notes to Financial Statements.

22	BLACKROCK S&P 500 INDEX FUND	DECEMBER 31, 2012

Schedule of Investments (concluded)	Master S&P 500 Index Series

	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments[1]
Liabilities:
Equity contracts	$(36,230)	—	—	$(36,230)
[1] Derivative financial instruments are financial futures contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

Certain of the Series’ assets and liabilities are held at carrying amount, which approximates fair value for financial statement purposes. As of December 31, 2012, such assets and liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Cash	$20,521	—	—	$20,521
Liabilities:
Collateral on securities loaned at value	—	$(8,629,550)	—	(8,629,550)

Total	$20,521	$(8,629,550)	—	$(8,609,029)

There were no transfers between levels during the year ended December 31, 2012.

See Notes to Financial Statements.

BLACKROCK S&P 500 INDEX FUND	DECEMBER 31, 2012	23

Statement of Assets and Liabilities	Master S&P 500 Index Series

December 31, 2012

Assets
Investments at value — unaffiliated (including securities loaned of $8,563,010) (cost — $1,715,354,684)	$2,434,033,214
Investments at value — affiliated (cost — $38,719,877)	40,653,854
Cash	20,521
Dividends receivable	2,718,894
Variation margin receivable	644,755
Investments sold receivable	361,558
Securities lending income receivable — affiliated	7,280
Prepaid expenses	21,264

Total assets	2,478,461,340

Liabilities
Collateral on securities loaned at value	8,629,550
Withdrawals payable to investors	9,306,643
Investment advisory fees payable	8,812
Other affiliates payable	5,929
Directors’ fees payable	1,389
Other accrued expenses payable	176,181

Total liabilities	18,128,504

Net Assets	$2,460,332,836

Net Assets Consist of
Investors’ capital	$1,739,756,559
Net unrealized appreciation/depreciation	720,576,277

Net Assets	$2,460,332,836

See Notes to Financial Statements.

24	BLACKROCK S&P 500 INDEX FUND	DECEMBER 31, 2012

Statement of Operations	Master S&P 500 Index Series

Year Ended December 31, 2012

Investment Income
Dividends — unaffiliated	$55,933,299
Foreign taxes withheld	(122,393)
Dividends — affiliated	351,496
Securities lending — affiliated — net	142,282

Total income	56,304,684

Expenses
Investment advisory	245,447
Accounting services	429,117
Professional	155,015
Reorganization costs	154,216
Custodian	114,066
Directors	67,841
Printing	27,093
Registration	19,628
Miscellaneous	40,128

Total expenses	1,252,551
Less fees waived by Manager	(147,182)
Less reorganization costs reimbursed	(154,216)

Total expenses after fees waived	951,153

Net investment income	55,353,531

Realized and Unrealized Gain
Net realized gain from:
Investments — unaffiliated	18,854,905
Investments — affiliated	8,849
Capital gain distributions received from affiliated companies	309
Financial futures contracts	5,298,508

24,162,571

Net change in unrealized appreciation/depreciation on:
Investments	279,503,556
Financial futures contracts	8,491

279,512,047

Total realized and unrealized gain	303,674,618

Net Increase in Net Assets Resulting from Operations	$359,028,149

See Notes to Financial Statements.

BLACKROCK S&P 500 INDEX FUND	DECEMBER 31, 2012	25

Statements of Changes in Net Assets	Master S&P 500 Index Series

	Year Ended December 31,
Increase (Decrease) in Net Assets:	2012	2011

Operations
Net investment income	$55,353,531	$48,668,634
Net realized gain (loss)	24,162,571	(4,743,580)
Net change in unrealized appreciation/depreciation	279,512,047	9,221,993

Net increase in net assets resulting from operations	359,028,149	53,147,047

Capital Transactions
Proceeds from contributions	827,271,601	758,612,964
Value of withdrawals	(1,007,033,492)	(894,677,279)

Net decrease in net assets derived from capital transactions	(179,761,891)	(136,064,315)

Net Assets
Total increase (decrease) in net assets	179,266,258	(82,917,268)
Beginning of year	2,281,066,578	2,363,983,846

End of year	$2,460,332,836	$2,281,066,578

See Notes to Financial Statements.

26	BLACKROCK S&P 500 INDEX FUND	DECEMBER 31, 2012

Financial Highlights	Master S&P 500 Index Series

	Year Ended December 31,
	2012	2011	2010	2009	2008

Total Investment Return
Total investment return	15.95%	2.06%	15.11%	26.61%	(36.92)%

Ratios to Average Net Assets
Total expenses	0.05%	0.04%	0.04%	0.05%	0.04%

Total expenses after fees waived and paid indirectly	0.04%	0.03%	0.04%	0.04%	0.04%

Net investment income	2.25%	2.06%	2.03%	2.32%	2.31%

Supplemental Data
Net assets, end of year (000)	$2,460,333	$2,281,067	$2,363,984	$2,278,659	$1,953,848

Portfolio turnover	6%	6%	5%	7%	8%

See Notes to Financial Statements.

BLACKROCK S&P 500 INDEX FUND	DECEMBER 31, 2012	27

Notes to Financial Statements	Master S&P 500 Index Series

1. Organization and Significant Accounting Policies:

Master S&P 500 Index Series (the “Series”), a diversified, open-end management investment company, is a series of Quantitative Master Series LLC (the “Master LLC”). The Master LLC is registered as an investment company under the Investment Company Act of 1940, as amended (the “1940 Act”), and is organized as a Delaware limited liability company. The Master LLC’s Limited Liability Company Agreement permits the Board of Directors of the Master LLC (the “Board”) to issue non-transferable interests in the Master LLC, subject to certain limitations. The Series’ financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“US GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Reorganization: On May 16, 2012, the Board approved a plan of reorganization whereby S&P 500 Stock Master Portfolio, a series of Master Investment Portfolio, will acquire substantially all of the assets and assume certain stated liabilities of the Series in exchange for beneficial interests of the S&P 500 Stock Master Portfolio (the “Master Reorganization”). The Master Reorganization is subject to shareholder approval by the feeder funds that invest their assets in the Series and certain other conditions. On December 12, 2012, the Master Reorganization was approved by the shareholders of each feeder fund of the Series. However, the Master Reorganization is not expected to close until the reorganization of BlackRock S&P 500 Index Fund (“S&P 500 Index Fund”), a series of BlackRock Index Funds, Inc., with BlackRock S&P 500 Stock Fund, a series of BlackRock Funds III (the “S&P 500 Fund Reorganization”) is approved by S&P 500 Index Fund’s shareholders. If the S&P 500 Fund Reorganization is not approved, the Board will consider other options, including whether to proceed with the Master Reorganization or other alternatives.

The following is a summary of significant accounting policies followed by the Series:

Valuation: US GAAP defines fair value as the price the Series would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Series determines the fair values of its financial instruments at market value using independent dealers or pricing services under policies approved by the Board. The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to provide oversight of the pricing function for the Series for all financial instruments.

Equity investments traded on a recognized securities exchange or the NASDAQ Global Market System (“NASDAQ”) are valued at the last reported sale price that day or the NASDAQ official closing price, if applicable. For equity investments traded on more than one exchange, the last reported sale price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last available bid (long positions) or ask (short positions) price. If no bid or ask price is available, the prior day’s price will be used, unless it is determined that such prior day’s price no longer reflects the fair value of the security. Financial futures contracts traded on exchanges are valued at their last sale price. Investments in open-end registered investment companies are valued at Net Asset Value each business day. Short-term securities with remaining maturities of 60 days or less may be valued at amortized cost, which approximates fair value.

The Series values its investments in BlackRock Liquidity Series, LLC Money Market Series (the “Money Market Series”) at fair value, which is ordinarily based upon its pro rata ownership in the underlying fund’s net assets. The Money Market Series seeks current income consistent with maintaining liquidity and preserving capital. Although the Money Market Series is not registered under the 1940 Act, its investments will follow the parameters of investments by a money market fund that is subject to Rule 2a-7 under the 1940 Act. The Series may withdraw up to 25% of its investment daily, although the manager of the Money Market Series, in its sole discretion, may permit an investor in the Money Market Series to withdraw more than 25% on any one day.

In the event that application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Value Assets”). When determining the price for Fair Value Assets, the Global Valuation Committee, or its delegate, seeks to determine the price that the Series might reasonably expect to receive from the current sale of that asset in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the investment advisor and/or sub-advisor deem relevant consistent with the principles of fair value measurement, which include the market approach, income approach and/or in the case of recent investments, the cost approach, as appropriate. A market approach generally consists of using comparable market transactions. The income approach generally is used to discount future cash flows to present value and adjusted for liquidity as appropriate. These factors include but are not limited to: (i) attributes specific to the investment or asset; (ii) the principal market for the investment or asset; (iii) the customary participants in the principal market for the investment or asset; (iv) data assumptions by market participants for the investment or asset, if reasonably available; (v) quoted prices for similar investments or assets in active markets; and (vi) other factors, such as future cash flows, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, recovery rates, liquidation amounts and/or default rates. Due to the inherent uncertainty of valuations of such investments, the fair values may differ from the values that would have been used had an active market existed. The Global Valuation Commit-

28	BLACKROCK S&P 500 INDEX FUND	DECEMBER 31, 2012

Notes to Financial Statements (continued)	Master S&P 500 Index Series

tee, or its delegate, employs various methods for calibrating valuation approaches for investments where an active market does not exist, including regular due diligence of the Series’ pricing vendors, a regular review of key inputs and assumptions, transactional back-testing or disposition analysis to compare unrealized gains and losses to realized gains and losses, reviews of missing or stale prices and large movements in market values and reviews of any market related activity. The pricing of all Fair Value Assets is subsequently reported to the Board or a committee thereof on a quarterly basis.

Segregation and Collateralization: In cases in which the 1940 Act and the interpretive positions of the Securities and Exchange Commission (“SEC”) require that the Series either deliver collateral or segregate assets in connection with certain investments (e.g., financial futures contracts), the Series will, consistent with SEC rules and/or certain interpretive letters issued by the SEC, segregate collateral or designate on its books and records cash or liquid securities having a market value at least equal to the amount that would otherwise be required to be physically segregated. Furthermore, based on requirements and agreements with certain exchanges and third party broker-dealers, a Series engaging in such transactions may have requirements to deliver/deposit securities to/with an exchange or broker-dealer as collateral for certain investments.

Investment Transactions and Investment Income: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Upon notification from issuers, some of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain.

Securities Lending: The Series may lend securities to approved borrowers, such as banks, brokers and other financial institutions. The borrower pledges cash, securities issued or guaranteed by the US government or irrevocable letters of credit issued by a bank as collateral. The initial collateral received by the Series is required to have a value of at least 102% of the current value of the loaned securities for securities traded on US exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter in an amount equal to at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Series and any additional required collateral is delivered to the Series on the next business day. Securities lending income, as disclosed in the Statement of Operations, represents the income earned from the investment of the cash collateral, net of rebates paid to, or fees paid by, borrowers and less the fees paid to the securities lending agent. During the term of the loan, the Series earns dividend or interest income on the securities loaned but does not receive interest income on the securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions. The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate this risk the Series benefits from a borrower default indemnity provided by BlackRock, Inc. (“BlackRock”). BlackRock’s indemnity allows for full replacement of securities lent. The Series also could suffer a loss if the value of an investment purchased with cash collateral falls below the market value of loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received. During the year ended December 31, 2012, any securities on loan were collateralized by cash.

Income Taxes: The Series is classified as a partnership for federal income tax purposes. As such, each investor in the Series is treated as the owner of its proportionate share of net assets, income, expenses and realized and unrealized gains and losses of the Series. Therefore, no federal income tax provision is required. It is intended that the Series’ assets will be managed so an investor in the Series can satisfy the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended.

The Series files US federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Series’ US federal tax returns remains open for each of the four years ended December 31, 2012. The statutes of limitations on the Series’ state and local tax returns may remain open for an additional year depending upon the jurisdiction. Management does not believe there are any uncertain tax positions that require recognition of a tax liability.

Recent Accounting Standards: In December 2011, the Financial Accounting Standards Board (the “FASB”) issued guidance that will expand current disclosure requirements on the offsetting of certain assets and liabilities. The new disclosures will be required for investments and derivative financial instruments subject to master netting or similar agreements, which are eligible for offset in the Statement of Assets and Liabilities and will require an entity to disclose both gross and net information about such investments and transactions in the financial statements. In January 2013, the FASB issued guidance that clarifies which investments and transactions are subject to the offsetting disclosure requirements. The scope of the disclosure requirements for offsetting will be limited to derivative instruments, repurchase agreements and reverse repurchase agreements, and securities borrowing and securities lending transactions. The guidance is effective for financial statements with fiscal years beginning on or after January 1, 2013, and interim periods within those fiscal years. Management is evaluating the impact of this guidance on the Series’ financial statement disclosures.

Other: Expenses directly related to the Series are charged to the Series. Other operating expenses shared by several funds are pro rated among those funds on the basis of relative net assets or other appropriate methods.

BLACKROCK S&P 500 INDEX FUND	DECEMBER 31, 2012	29

Notes to Financial Statements (continued)	Master S&P 500 Index Series

The Series has an arrangement with the custodian whereby fees may be reduced by credits earned on uninvested cash balances, which, if applicable, are shown as fees paid indirectly in the Statement of Operations. The custodian imposes fees on overdrawn cash balances, which can be offset by accumulated credits earned or may result in additional custody charges.

2. Derivative Financial Instruments:

The Series engages in various portfolio investment strategies using derivative contracts both to increase the return of the Series and/or to economically hedge, or protect, its exposure to certain risks such as equity risk. These contracts may be transacted on an exchange.

Losses may arise if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument or if the counterparty does not perform under the contract. Counterparty risk related to exchange-traded financial futures contracts is deemed to be minimal due to the protection against defaults provided by the exchange on which these contracts trade.

Financial Futures Contracts: The Series purchases or sells financial futures contracts and options on financial futures contracts to gain exposure to, or economically hedge against, changes in the value of equity securities (equity risk). Financial futures contracts are agreements between the Series and counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and at a specified date. Depending on the terms of the particular contract, financial futures contracts are settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date. Pursuant to the contract, the Series agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Series as unrealized appreciation or depreciation. When the contract is closed, the Series records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The use of financial futures contracts involves the risk of an imperfect correlation in the movements in the price of financial futures contracts, interest rates and the underlying assets.

Derivative Financial Instruments Categorized by Risk Exposure:
Fair Values of Derivative Financial Instruments as of December 31, 2012
	Liability Derivatives
	Statement of Assets and Liabilities Location	Value
Equity contracts	Net unrealized depreciation[1]	$(36,230)
[1]	Includes cumulative appreciation/depreciation on financial futures contracts as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The Effect of Derivative Financial Instruments in the Statement of Operations Year Ended December 31, 2012
Net Realized Gain From
Equity contracts:
Financial futures contracts	$5,298,508

Net Change in Unrealized Appreciation/Depreciation on
Equity contracts:
Financial futures contracts	$ 8,491

For the year ended December 31, 2012, the average quarterly balances of outstanding derivative financial instruments were as follows:

Financial futures contracts:
Average number of contracts purchased	472
Average notional value of contracts purchased	$33,114,438

3. Investment Advisory Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. (“PNC”) is the largest stockholder and an affiliate, for 1940 Act purposes, of BlackRock.

The Master LLC, on behalf of the Series, entered into an Investment Advisory Agreement with BlackRock Advisors, LLC (the “Manager”), the Series’ investment advisor, an indirect, wholly owned subsidiary of BlackRock, to provide investment advisory and administration services. The Manager is responsible for the management of the Series’ portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Series. For such services, the Series pays the Manager a monthly fee at an annual rate of 0.01% of the Series’ average daily net assets.

The Manager contractually agreed to waive its investment advisory fee by 0.005% of the Series’ average daily net assets. The Manager has agreed not to reduce or discontinue this contractual waiver prior to May 1, 2013 unless approved by the Board, including a majority of the Independent Directors. For the year ended December 31, 2012, the Manager waived $122,723, which is included in fees waived by Manager in the Statement of Operations.

The Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees the Series pays to the Manager indirectly through its investment in affiliated money market funds. However, the Manager does not waive its investment advisory fees by the amount of investment advisory fees paid in connection with the Series’ investment in other affiliated investment companies, if any. This amount is included in fees waived by Manager in the Statement of Operations. For the year ended December 31, 2012, the amount waived was $24,459.

The Manager entered into a sub-advisory agreement with BlackRock Investment Management, LLC (“BIM”), an affiliate of the Manager. The Manager pays BIM, for services it provides, a monthly fee that is a percentage of the investment advisory fees paid by the Series to the Manager.

30	BLACKROCK S&P 500 INDEX FUND	DECEMBER 31, 2012

Notes to Financial Statements (concluded)	Master S&P 500 Index Series

For the year ended December 31, 2012, the Series reimbursed the Manager $26,066 for certain accounting services, which is included in accounting services in the Statement of Operations.

The Master LLC, on behalf of the Series, received an exemptive order from the SEC permitting it, among other things, to pay an affiliated securities lending agent a fee based on a share of the income derived from the securities lending activities and has retained BIM as the securities lending agent. BIM may, on behalf of the Series, invest cash collateral received by the Series for such loans, among other things, in a private investment company managed by the Manager or in registered money market funds advised by the Manager or its affiliates. The market value of securities on loan and the value of the related collateral, if applicable, are shown in the Statement of Assets and Liabilities as securities loaned at value and collateral on securities loaned at value, respectively. The cash collateral invested by BIM is disclosed in the Schedule of Investments, if any. Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of rebates paid to, or fees paid by, borrowers of securities. The Series retains 65% of securities lending income and pays a fee to BIM equal to 35% of such income. The Series benefits from a borrower default indemnity provided by BlackRock. As securities lending agent, BIM bears all operational costs directly related to securities lending as well as the cost of borrower default indemnification. BIM does not receive any fees for managing the cash collateral. The share of income earned by the Series is shown as securities lending — affiliated — net in the Statement of Operations. For the year ended December 31, 2012, BIM received $93,550 in securities lending agent fees related to securities lending activities for the Series.

Certain officers and/or directors of the Master LLC are officers and/or directors of BlackRock or its affiliates.

4. Investments:

Purchases and sales of investments, excluding short-term securities for the year ended December 31, 2012, were $152,384,232 and $267,024,174 respectively.

5. Borrowings:

The Master LLC, on behalf of the Series, along with certain other funds managed by the Manager and its affiliates, is a party to a $500 million credit agreement with a group of lenders. The Series may borrow under the credit agreement to fund shareholder redemptions. Effective November 2011 to November 2012, the credit agreement had the following terms: a commitment fee of 0.065% per annum based on the Series’ pro rata share of the unused portion of the credit agreement and interest at a rate equal to the higher of (a) the one-month London Interbank Offered Rate (“LIBOR”) plus 0.80% per annum or (b) the Fed Funds rate plus 0.80% per annum on amounts borrowed. In addition, the Series paid administration and arrangement fees which were allocated to the Series based on its net assets as of October 31, 2011. The credit agreement, which expired in November 2012, was renewed with the same terms until November 2013. Effective November 2012 to November 2013, the credit agreement has the following terms: a commitment fee of 0.065% per annum based on the Series’ pro rata share of the unused portion of the credit agreement and interest at a rate equal to the higher of (a) the one-month LIBOR plus 0.80% per annum or (b) the Fed Funds rate plus 0.80% per annum on amounts borrowed. In addition, the Series paid administration and arrangement fees which were allocated to the Series based on its net assets as of October 31, 2012. The Series did not borrow under the credit agreement during the year ended December 31, 2012.

6. Market and Credit Risk:

In the normal course of business, the Series invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer of a security to meet all its obligations (issuer credit risk). The value of securities held by the Series may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Series; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. Similar to issuer credit risk, the Series may be exposed to counterparty credit risk, or the risk that an entity with which the Series has unsettled or open transactions may fail to or be unable to perform on its commitments. The Series manages counterparty credit risk by entering into transactions only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Series to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Series’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is generally approximated by their value recorded in the Statement of Assets and Liabilities, less any collateral held by the Series.

7. Subsequent Events:

Management has evaluated the impact of all subsequent events on the Series through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

BLACKROCK S&P 500 INDEX FUND	DECEMBER 31, 2012	31

Report of Independent Registered Public Accounting Firm	Master S&P 500 Index Series

To the Investors of Master S&P 500 Index Series and Board of Directors of Quantitative Master Series LLC:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Master S&P 500 Index Series, one of the portfolios constituting Quantitative Master Series LLC, (the “Series”) as of December 31, 2012, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Series’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Series is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Series’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2012, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Master S&P 500 Index Series of Quantitative Master Series LLC as of December 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Boston, Massachusetts

February 22, 2013

32	BLACKROCK S&P 500 INDEX FUND	DECEMBER 31, 2012

Officers and Directors

Name, Address and Year of Birth	Position(s) Held with Corporation/ Master LLC	Length of Time Served as a Director[2]	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Directorships
Independent Directors[1]
Ronald W. Forbes 55 East 52nd Street New York, NY 10055 1940	Co-Chairman of the Board and Director	Since 2007	Professor Emeritus of Finance, School of Business, State University of New York at Albany since 2000.	33 RICs consisting of 106 Portfolios	None
Rodney D. Johnson 55 East 52nd Street New York, NY 10055 1941	Co-Chairman of the Board and Director	Since 2007	President, Fairmount Capital Advisors, Inc. since 1987; Member of the Archdiocesan Investment Committee of the Archdiocese of Philadelphia since 2004; Director, The Committee of Seventy (civic) since 2006; Director, Fox Chase Cancer Center from 2004 to 2011.	33 RICs consisting of 106 Portfolios	None
David O. Beim 55 East 52nd Street New York, NY 10055 1940	Director	Since 2007	Professor of Professional Practice at the Columbia University Graduate School of Business since 1991; Trustee, Phillips Exeter Academy since 2002; Chairman, Wave Hill, Inc. (public garden and cultural center) from 1990 to 2006.	33 RICs consisting of 106 Portfolios	None
Dr. Matina S. Horner 55 East 52nd Street New York, NY 10055 1939	Director	Since 2007	Executive Vice President of Teachers Insurance and Annuity Association and College Retirement Equities Fund from 1989 to 2003.	33 RICs consisting of 106 Portfolios	NSTAR (electric and gas utility)
Herbert I. London 55 East 52nd Street New York, NY 10055 1939	Director	Since 2007	Professor Emeritus, New York University since 2005; John M. Olin Professor of Humanities, New York University from 1993 to 2005 and Professor thereof from 1980 to 2005; President Emeritus, Hudson Institute (policy research organization) since 2011, President thereof from 1997 to 2011 and Trustee since 1980; Chairman of the Board of Trustees for Grantham University since 2006; Director, InnoCentive, Inc. (strategic solutions company) since 2005; Director, Cerego, LLC (software development and design) since 2005; Director, Cybersettle (dispute resolution technology) since 2009.	33 RICs consisting of 106 Portfolios	AIMS Worldwide, Inc. (marketing)
Ian A. MacKinnon 55 East 52nd Street New York, NY 10055 1948	Director	Since 2012	Director, Kennett Capital, Inc. (investments) since 2006; Director, Free Library of Philadelphia from 1999 to 2008.	33 RICs consisting of 106 Portfolios	None
Cynthia A. Montgomery 55 East 52nd Street New York, NY 10055 1952	Director	Since 2007	Professor, Harvard Business School since 1989; Director, McLean Hospital since 2005; Director, Harvard Business School Publishing from 2005 to 2010.	33 RICs consisting of 106 Portfolios	Newell Rubbermaid, Inc. (manufacturing)
Joseph P. Platt 55 East 52nd Street New York, NY 10055 1947	Director	Since 2007	Director, The West Penn Allegheny Health System (a not-for-profit health system) since 2008; Director, Jones and Brown (Canadian insurance broker) since 1998; General Partner, Thorn Partners, LP (private investments) since 1998; Director, WQED Multi-Media (public broadcasting not-for-profit) since 2001; Partner, Amarna Corporation, LLC (private investment company) from 2002 to 2008.	33 RICs consisting of 106 Portfolios	Greenlight Capital Re, Ltd. (reinsurance company)
Robert C. Robb, Jr. 55 East 52nd Street New York, NY 10055 1945	Director	Since 2007	Partner, Lewis, Eckert, Robb and Company (management and financial consulting firm) since 1981.	33 RICs consisting of 106 Portfolios	None

BLACKROCK S&P 500 INDEX FUND	DECEMBER 31, 2012	33

Officers and Directors (continued)

Name, Address and Year of Birth	Position(s) Held with Corporation/ Master LLC	Length of Time Served as a Director[2]	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Directorships
Independent Directors[1] (concluded)
Toby Rosenblatt 55 East 52nd Street New York, NY 10055 1938	Director	Since 2007	President, Founders Investments Ltd. (private investments) since 1999; Director, Forward Management, LLC since 2007; Director, College Access Foundation of California (philanthropic foundation) since 2009; Director, A.P. Pharma, Inc. (specialty pharmaceuticals) from 1983 to 2011; Director, The James Irvine Foundation (philanthropic foundation) from 1998 to 2008.	33 RICs consisting of 106 Portfolios	None
Kenneth L. Urish 55 East 52nd Street New York, NY 10055 1951	Director	Since 2007	Managing Partner, Urish Popeck & Co., LLC (certified public accountants and consultants) since 1976; Chairman Elect of the Professional Ethics Committee of the Pennsylvania Institute of Certified Public Accountants and Committee Member thereof since 2007; Member of External Advisory Board, The Pennsylvania State University Accounting Department since 2001; Trustee, The Holy Family Institute from 2001 to 2010; President and Trustee, Pittsburgh Catholic Publishing Associates from 2003 to 2008; Director, Inter-Tel from 2006 to 2007.	33 RICs consisting of 106 Portfolios	None
Frederick W. Winter 55 East 52nd Street New York, NY 10055 1945	Director	Since 2007	Professor and Dean Emeritus of the Joseph M. Katz School of Business, University of Pittsburgh since 2005 and Dean thereof from 1997 to 2005; Director, Alkon Corporation (pneumatics) since 1992; Director, Trippman Sports (recreation) since 2005; Director, Indotronix International (IT services) from 2004 to 2008.	33 RICs consisting of 106 Portfolios	None

[1]   Directors serve until their resignation, removal or death, or until December 31 of the year in which they turn 72. The Board has approved one-year extensions in terms of Directors who turn 72 prior to December 31,2013.

[2]   Date shown is the earliest date a person has served for the Corporation/Master LLC covered by this annual report. Following the combination of Merrill Lynch Investment Managers, LP. (“MLIM”) and BlackRock, Inc. (“BlackRock”) in September 2006, the various legacy MLIM and legacy BlackRock Fund boards were realigned and consolidated into three new fund boards in 2007. As a result, although the chart shows certain Directors as joining the Corporation’s/Master LLC’s board in 2007, each Director first became a member of the board of other legacy MLIM or legacy BlackRock Funds as follows: David O. Beim, 1998; Ronald W. Forbes, 1977; Dr. Matina S. Horner, 2004; Rodney D. Johnson, 1995; Herbert I. London, 1987; Cynthia A. Montgomery, 1994; Joseph P. Platt, 1999; Robert C. Robb, Jr., 1998; Toby Rosenblatt, 2005; Kenneth L. Urish, 1999; and Frederick W. Winter, 1999.

Interested Directors[3]
Paul L. Audet 55 East 52nd Street New York, NY 10055 1953	Director	Since 2011	Senior Managing Director of BlackRock and Head of U.S. Mutual Funds since 2011; Chair of the U.S. Mutual Funds Committee reporting to the Global Executive Committee since 2011; Head of BlackRock’s Real Estate business from 2008 to 2011; Member of BlackRock’s Global Operating and Corporate Risk Management Committees and of the BlackRock Alternative Investors Executive Committee and Investment Committee for the Private Equity Fund of Funds business since 2008; Head of BlackRock’s Global Cash Management business from 2005 to 2010; Acting Chief Financial Officer of BlackRock from 2007 to 2008; Chief Financial Officer of BlackRock from 1998 to 2005.	155 RICs consisting of 278 Portfolios	None
Henry Gabbay 55 East 52nd Street New York, NY 10055 1947	Director	Since 2007	Consultant, BlackRock from 2007 to 2008; Managing Director, BlackRock from 1989 to 2007; Chief Administrative Officer, BlackRock Advisors, LLC from 1998 to 2007; President of BlackRock Funds and BlackRock Bond Allocation Target Shares from 2005 to 2007 and Treasurer of certain closed-end funds in the BlackRock fund complex from 1989 to 2006.	155 RICs consisting of 278 Portfolios	None

[3]   Mr. Audet is an “interested person,” as defined in the 1940 Act, of the Corporation/Master LLC based on his position with BlackRock and its affiliates. Mr. Gabbay is an “interested person” of the Corporation/Master LLC based on his former positions with BlackRock and its affiliates as well as his ownership of BlackRock and The PNC Financial Services Group, Inc. securities. Mr. Audet and Mr. Gabbay are also Directors of the BlackRock registered closed-end funds and Directors of other BlackRock registered open-end funds. Directors serve until their resignation, removal or death, or until December 31 of the year in which they turn 72.

34	BLACKROCK S&P 500 INDEX FUND	DECEMBER 31, 2012

Officers and Directors (concluded)

Name, Address and Year of Birth	Position(s) Held with Corporation/ Master LLC	Length of Time Served	Principal Occupation(s) During Past Five Years
Officers[1]
John M. Perlowski 55 East 52nd Street New York, NY 10055 1964	President and Chief Executive Officer	Since 2010	Managing Director of BlackRock since 2009; Global Head of BlackRock Fund Administration since 2009; Managing Director and Chief Operating Officer of the Global Product Group at Goldman Sachs Asset Management, L.P. from 2003 to 2009; Treasurer of Goldman Sachs Mutual Funds from 2003 to 2009 and Senior Vice President thereof from 2007 to 2009; Director of Goldman Sachs Offshore Funds from 2002 to 2009; Director of Family Resource Network (charitable foundation) since 2009.
Brendan Kyne 55 East 52nd Street New York, NY 10055 1977	Vice President	Since 2009	Managing Director of BlackRock since 2010; Director of BlackRock from 2008 to 2009; Head of Product Development and Management for BlackRock’s U.S. Retail Group since 2009 and Co-head thereof from 2007 to 2009; Vice President of BlackRock from 2005 to 2008.
Neal Andrews 55 East 52nd Street New York, NY 10055 1966	Chief Financial Officer	Since 2007	Managing Director of BlackRock since 2006; Senior Vice President and Line of Business Head of Fund Accounting and Administration at PNC Global Investment Servicing (U.S.) Inc. from 1992 to 2006.
Jay Fife 55 East 52nd Street New York, NY 10055 1970	Treasurer	Since 2007	Managing Director of BlackRock since 2007; Director of BlackRock in 2006; Assistant Treasurer of the MLIM and Fund Asset Management, L.P. advised funds from 2005 to 2006; Director of MLIM Fund Services Group from 2001 to 2006.
Brian Kindelan 55 East 52nd Street New York, NY 10055 1959	Chief Compliance Officer and Anti-Money Laundering Officer	Since 2007	Chief Compliance Officer of the BlackRock-advised funds since 2007; Managing Director and Senior Counsel of BlackRock since 2005.
Benjamin Archibald 55 East 52nd Street New York, NY 10055 1975	Secretary	Since 2012	Director of BlackRock since 2010; Assistant Secretary to the funds from 2010 to 2012; General Counsel and Chief Operating Officer of Uhuru Capital Management from 2009 to 2010; Executive Director and Counsel of Goldman Sachs Asset Management from 2005 to 2009.
[1] Officers of the Corporation/Master LLC serve at the pleasure of the Board.
Further information about the Officers and Directors is available in the Corporation’s/Master LLC’s Statement of Additional Information, which can be obtained without charge by calling (800) 441-7762.

Investment Advisor BlackRock Advisors, LLC Wilmington, DE 19809	Custodian and Accounting Agent State Street Bank and Trust Company Boston, MA 02110	Independent Registered Public Accounting Firm Deloitte & Touche LLP Boston, MA 02116	Legal Counsel Sidley Austin LLP New York, NY 10019

Sub-Advisor BlackRock Investment Management, LLC Princeton, NJ 08540	Transfer Agent BNY Mellon Investment Servicing (US) Inc. Wilmington, DE 19809	Distributor BlackRock Investments, LLC New York, NY 10022	Address of the Fund 100 Bellevue Parkway Wilmington, DE 19809

BLACKROCK S&P 500 INDEX FUND	DECEMBER 31, 2012	35

Additional Information

Proxy Results

A Special Meeting of Shareholders was held on multiple dates in 2012 for shareholders of record on August 14, 2012 to seek approval of the Reorganization and to seek instructions from the Fund’s shareholders as to how the Fund should vote its shares of the Series with respect to the Master Reorganization. On December 12, 2012, shareholders instructed the Fund to approve the Master Reorganization.

	Votes For	Votes Withheld	Abstain
Instructed the Fund to approve the Master Reorganization as follows:	53,082,511	787,735	1,415,173

The Special Meeting has been adjourned to solicit additional votes with respect to the proposal seeking approval of the Reorganization. In connection with the continuing solicitation, a new record date of December 28, 2012 was set for the adjourned Special Meeting. The Special Meeting has been reconvened to March 15, 2013.

General Information

Electronic Delivery

Electronic copies of most financial reports and prospectuses are available on the Fund’s website or shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual reports and prospectuses by enrolling in the Fund’s electronic delivery program.

To enroll:

Shareholders Who Hold Accounts with Investment Advisors, Banks or Brokerages:

Please contact your financial advisor. Please note that not all investment advisors, banks or brokerages may offer this service.

Shareholders Who Hold Accounts Directly with BlackRock:

1)	Access the BlackRock website at http://www.blackrock.com/edelivery

2)	Select “eDelivery” under the “More Information” section

3)	Log into your account

Householding

The Fund will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Fund at (800) 441-7762.

Availability of Quarterly Schedule of Investments

The Fund/Series file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s/Series’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on how to access documents on the SEC’s website without charge may be obtained by calling (800) SEC- 0330. The Fund’s/Series’ Forms N-Q may also be obtained upon request and without charge by calling (800)441-7762.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund/Series use to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling (800) 441-7762; (2) at http://www.blackrock.com; and (3) on the SEC’s website at http://www.sec.gov.

Availability of Proxy Voting Record

Information about how the Fund/Series voted proxies relating to securities held in the Fund’s/Series’ portfolio during the most recent 12-month period ended June 30 is available upon request and without charge (1) at http://www.blackrock.com or by calling (800) 441-7762 and (2) on the SEC’s website at http://www.sec.gov.

36	BLACKROCK S&P 500 INDEX FUND	DECEMBER 31, 2012

Additional Information (concluded)

Shareholder Privileges

Account Information

Call us at (800) 441-7762 from 8:00 AM to 6:00 PM EST on any business day to get information about your account balances, recent transactions and share prices. You can also reach us on the Web at http://www.blackrock.com/funds.

Automatic Investment Plans

Investor Class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock funds.

Systematic Withdrawal Plans

Investor Class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock funds, as long as their account balance is at least $10,000.

Retirement Plans

Shareholders may make investments in conjunction with Traditional, Rollover, Roth, Coverdell, Simple IRAs, SEP IRAs and 403(b) Plans.

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

BLACKROCK S&P 500 INDEX FUND	DECEMBER 31, 2012	37

A World-Class Mutual Fund Family

BlackRock offers a diverse lineup of open-end mutual funds crossing all investment styles and managed by experts in equity, fixed income and tax-exempt investing.

Equity Funds

BlackRock ACWI ex-US Index Fund

BlackRock All-Cap Energy & Resources Portfolio

BlackRock Basic Value Fund

BlackRock Capital Appreciation Fund

BlackRock China Fund

BlackRock Commodity Strategies Fund

BlackRock Emerging Markets Fund

BlackRock Emerging Markets Long/Short Equity Fund

BlackRock Energy & Resources Portfolio

BlackRock Equity Dividend Fund

BlackRock EuroFund

BlackRock Flexible Equity Fund

BlackRock Focus Growth Fund

BlackRock Global Dividend Income Portfolio

BlackRock Global Long/Short Equity Fund

BlackRock Global Opportunities Portfolio

BlackRock Global SmallCap Fund

BlackRock Health Sciences Opportunities Portfolio

BlackRock Index Equity Portfolio

BlackRock India Fund

BlackRock International Fund

BlackRock International Index Fund

BlackRock International Opportunities Portfolio

BlackRock Large Cap Core Fund

BlackRock Large Cap Core Plus Fund

BlackRock Large Cap Growth Fund

BlackRock Large Cap Value Fund

BlackRock Latin America Fund

BlackRock Long-Horizon Equity Fund

BlackRock Mid-Cap Growth Equity Portfolio

BlackRock Mid Cap Value Opportunities Fund

BlackRock Natural Resources Trust

BlackRock Pacific Fund

BlackRock Real Estate Securities Fund

BlackRock Russell 1000 Index Fund

BlackRock Science & Technology Opportunities Portfolio

BlackRock Small Cap Growth Equity Portfolio

BlackRock Small Cap Growth Fund II

BlackRock Small Cap Index Fund

BlackRock S&P 500 Index Fund

BlackRock S&P 500 Stock Fund

BlackRock U.S. Opportunities Portfolio

BlackRock Value Opportunities Fund

BlackRock World Gold Fund

Taxable Fixed Income Funds

BlackRock Bond Index Fund

BlackRock Core Bond Portfolio

BlackRock CoreAlpha Bond Fund

BlackRock Emerging Market Local Debt Portfolio

BlackRock Floating Rate Income Portfolio

BlackRock Global Long/Short Credit Fund

BlackRock GNMA Portfolio

BlackRock High Yield Bond Portfolio

BlackRock Inflation Protected Bond Portfolio

BlackRock International Bond Portfolio

BlackRock Long Duration Bond Portfolio

BlackRock Low Duration Bond Portfolio

BlackRock Secured Credit Portfolio

BlackRock Strategic Income Opportunities Portfolio

BlackRock Total Return Fund

BlackRock U.S. Government Bond Portfolio

BlackRock U.S. Mortgage Portfolio

BlackRock World Income Fund

Municipal Fixed Income Funds

BlackRock California Municipal Bond Fund

BlackRock High Yield Municipal Fund

BlackRock Intermediate Municipal Fund

BlackRock National Municipal Fund

BlackRock New Jersey Municipal Bond Fund

BlackRock New York Municipal Bond Fund

BlackRock Pennsylvania Municipal Bond Fund

BlackRock Short-Term Municipal Fund

Mixed Asset Funds

BlackRock Balanced Capital Fund	LifePath Active Portfolios		LifePath Index Portfolios
BlackRock Global Allocation Fund	2015	2035	Retirement	2040
BlackRock Managed Volatility Portfolio	2020	2040	2020	2045
BlackRock Multi-Asset Income Portfolio	2025	2045	2025	2050
BlackRock Multi-Asset Real Return Fund	2030	2050	2030	2055
BlackRock Strategic Risk Allocation Fund			2035

BlackRock Prepared Portfolios	LifePath Portfolios
Conservative Prepared Portfolio	Retirement	2040
Moderate Prepared Portfolio	2020	2045
Growth Prepared Portfolio	2025	2050
Aggressive Growth Prepared Portfolio	2030	2055
	2035

BlackRock mutual funds are currently distributed by BlackRock Investments, LLC. You should consider the investment objectives, risks, charges and expenses of the funds under consideration carefully before investing. Each fund’s prospectus contains this and other information and is available at www.blackrock.com or by calling (800) 441-7762 or from your financial advisor. The prospectus should be read carefully before investing.

38	BLACKROCK S&P 500 INDEX FUND	DECEMBER 31, 2012

This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund’s current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

#SPIndex-12/12-AR

DECEMBER 31, 2012

ANNUAL REPORT

BlackRock Small Cap Index Fund  |  of BlackRock Index Funds, Inc.

Not FDIC Insured • May Lose Value • No Bank Guarantee

2	BLACKROCK SMALL CAP INDEX FUND	DECEMBER 31, 2012

Dear Shareholder

Financial markets substantially improved in 2012 as compared to the prior year, due largely to central bank intervention and considerable relief from the global turmoil seen in 2011. Although 2012 brought its share of headwinds, the strongest returns came from higher-risk asset classes as investors reached for yield in an environment of extremely low interest rates.
The year opened with investor confidence on the rise as global liquidity had been restored and financial news headlines became less daunting. Equity markets moved higher through the first two months of 2012, while climbing US Treasury yields pressured higher-quality fixed income assets. However, markets reversed course in the spring when Europe’s debt crisis boiled over once again. Political instability in Greece and severe deficit and liquidity problems in Spain raised the prospect of a euro collapse. Government borrowing costs in peripheral European countries soared while the region’s finance leaders deliberated over the fiscal integration of the currency bloc. Alongside the drama in Europe, investors were discouraged by gloomy economic reports from various parts of the world. A slowdown in China, a key powerhouse for global growth, emerged as a particular concern. In the United States, disappointing jobs reports signaled that the recovery was losing steam. Risk assets sold off as investors retreated to safe-haven assets.

As the outlook for the global economy worsened, investors grew increasingly optimistic that the world’s largest central banks soon would intervene to stimulate growth. This theme, along with increased cooperation among finance ministers in Europe, fueled a powerful risk-asset rebound in June. In July, the European Central Bank (“ECB”) president stated that the bank would do “whatever it takes” to preserve the euro currency bloc. This assurance along with expectations for policy stimulus from central banks in Europe and the United States drove most asset classes higher through the summer. Early in September, the ECB announced its decision to support the eurozone’s troubled peripheral countries with unlimited purchases of short term sovereign debt. Days later, the US Federal Reserve announced an aggressive stimulus package involving open-ended monthly purchases of agency mortgage-backed securities.

Going into the fall, US stocks slid on lackluster corporate earnings reports and market volatility rose leading up to the US Presidential election. Global trade slowed as many European countries fell into recession and growth continued to decelerate in China, where a once-a-decade leadership change compounded uncertainty. In the United States, automatic tax increases and spending cuts that had been scheduled to take effect at the beginning of 2013 (known as the “fiscal cliff”) threatened to push the nation into recession unless politicians could agree upon alternate measures to reduce the deficit before the end of 2012. Worries that bipartisan gridlock would preclude a budget deal prior to the deadline drove high levels of volatility in financial markets around the world in the months leading up to the last day of the year. Ultimately, the United States averted the worst of the fiscal cliff with a last-minute tax deal. Relief from US fiscal worries, however, was only partial as decisions relating to spending cuts and the debt ceiling remained pending as financial markets closed for the year.

All major asset classes generated positive returns for the 6- and 12-month periods ended December 31, 2012. Riskier assets outperformed higher quality investments as investors sought meaningful returns in a low interest rate environment. International and emerging market equities were the strongest performers. US Treasury yields were volatile, but declined overall, resulting in moderate gains for higher quality fixed income sectors. Tax-exempt municipal bonds benefited from a favorable supply-and-demand environment. Near-zero short term interest rates continued to keep yields on money market securities near their all-time lows.

The New Year brings a host of unknowns, but we believe new opportunities abound. BlackRock was built to provide the global market insight, breadth of capabilities, unbiased investment advice and deep risk management expertise these times require. With access to every asset class, geography and investment style, and extensive market intelligence, we help investors of all sizes build dynamic, diverse portfolios to achieve better, more consistent returns over time. We encourage you to visit www.blackrock.com/newworld for more information.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

“ Although 2012 brought its share of headwinds, the strongest returns came from higher-risk asset classes as investors reached for yield in an environment of extremely low interest rates.”

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of December 31, 2012
	6-month	12-month
US large cap equities (S&P 500® Index)	5.95%	16.00%
US small cap equities (Russell 2000® Index)	7.20	16.35
International equities (MSCI Europe, Australasia, Far East Index)	13.95	17.32
Emerging market equities (MSCI Emerging Markets Index)	13.75	18.22
3-month Treasury bill (BofA Merrill Lynch 3-Month US Treasury Bill Index)	0.07	0.11
US Treasury securities (BofA Merrill Lynch 10-Year US Treasury Index)	0.71	4.18
US investment grade bonds (Barclays US Aggregate Bond Index)	1.80	4.21
Tax-exempt municipal bonds (S&P Municipal Bond Index)	3.15	7.42
US high yield bonds (Barclays US Corporate High Yield 2% Issuer Capped Index)	7.97	15.78
Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

THIS PAGE NOT PART OF YOUR FUND REPORT	3

Fund Summary as of December 31, 2012	BlackRock Small Cap Index Fund

Investment Objective

BlackRock Small Cap Index Fund’s (the “Fund”), a series of BlackRock Index Funds, Inc. (the “Corporation”), investment objective is to match the performance of the Russell 2000® Index (the “Russell 2000®”) as closely as possible before the deduction of Fund expenses.

Portfolio Management Commentary

How did the Fund perform?

•	For the 12 months ended December 31, 2012, the Fund’s Institutional Shares returned 16.10% while the benchmark Russell 2000® Index returned 16.35%. For the same period, the Fund’s Investor A and Class K Shares returned 15.96% and 16.30%, respectively. The Russell 2000® Index is a market-weighted index composed of approximately 2,000 common stocks issued by small-capitalization US companies in a range of businesses.

•	Returns for the Fund’s respective share classes differ from the benchmark index based on individual share-class expenses. The Fund invests all of its assets in Master Small Cap Index Series (the “Series”), a series of Quantitative Master Series LLC.

Describe the market environment.

•	Following a tumultuous 2011, equity markets began the new year with a strong rally amid lower volatility. The debt situation in Europe had stabilized and global liquidity conditions improved as the European Central Bank (“ECB”) implemented its long-term refinancing operations. Positive economic indicators out of the United States brightened the outlook for the world economy and equities moved boldly higher through the first two months of 2012.

•	A flare-up in the European debt crisis halted the rally in the spring. Political instability in Greece caused anxiety about whether the country would continue its membership in the eurozone. Spain faced severe deficit and policymaking issues and a liquidity crisis in the nation’s banks. Alongside the drama in Europe, investors became discouraged by gloomy economic reports from various parts of the world. A slowdown in China, a key powerhouse for global growth, was of particular concern. Many European countries fell into recession. In the United States, disappointing jobs reports signaled that the recovery was losing steam. US equities gave back half of their year-to-date gains by the end of May.

•

As the global economic picture dimmed, investors grew increasingly optimistic that the world’s central banks would intervene to stimulate growth. Meanwhile, European leaders took meaningful steps toward fiscal integration in the euro currency bloc. These positive themes drove a powerful equity rebound in June. In July, ECB president Mario Draghi boosted investor confidence by stating that the ECB was committed to do “whatever it takes” to hold the eurozone together. This assurance along with growing hopes for additional central bank stimulus overshadowed concerns about the dreary economic landscape and US stocks continued their advance through the third quarter. In September, the ECB announced its decision to backstop eurozone governments with unlimited purchases of short-term sovereign debt. Days later, the US Federal Reserve announced an aggressive stimulus program involving purchases of agency mortgage-backed securities.

•	Concerns about the world economy resurfaced in the fall amid political uncertainty in key nations. Global trade slowed as Europe’s recession deepened, US growth remained lackluster and growth continued to decelerate in China, where a once-in-a-decade leadership change compounded uncertainty. In the United States, automatic tax increases and spending cuts set to take effect at the beginning of 2013, known as the “fiscal cliff,” threatened to push the nation into recession unless politicians could agree upon alternate measures to reduce the deficit before the end of 2012. Worries that political gridlock would preclude a budget deal prior to the deadline drove high levels of volatility in equity markets around the world in the months leading up to the last day of the year. Ultimately, the United States averted the fiscal cliff with a last-minute tax deal, spurring relief rallies in stock markets globally. However, relief from US fiscal worries was only partial as decisions relating to spending cuts and the national debt ceiling remained pending as financial markets closed for the year. Despite a downtrodden economic environment and a suspenseful lead-up to the US fiscal cliff deadline, US stock prices moved higher through the final months of 2012 as investors took on more risk to achieve meaningful returns in the low interest rate environment.

Describe recent portfolio activity.

•	During the period, as changes were made to the composition of the Russell 2000® Index, the Series purchased and sold securities to maintain its objective of replicating the risks and return of the benchmark index.

Describe portfolio positioning at period end.

•	The Series remains positioned to match the risk characteristics of its benchmark index, irrespective of the market’s future direction.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

4	BLACKROCK SMALL CAP INDEX FUND	DECEMBER 31, 2012

Total Return Based on a $10,000 Investment

[1]	Assuming transaction costs and other operating expenses, including investment advisory fees and administration fees, if any.

[2]	The Fund invests all of its assets in the Series. The Series may invest in a statistically selected sample of the stocks included in the Russell 2000® Index and other types of financial instruments linked to the Russell 2000® Index.

[3]	This unmanaged index is comprised of approximately 2,000 smaller-capitalization common stocks from various industrial sectors.

Performance Summary for the Period Ended December 31, 2012

	6-Month Total Returns	Average Annual Total Returns[4]
		1 Year	5 Years	10 Years
Institutional	7.07%	16.10%	3.28%	9.27%
Investor A	6.95	15.96	3.02	8.99
Class K5	7.09	16.30	3.36	9.34
Russell 2000® Index	7.20	16.35	3.56	9.72

[4]	Average annual total returns reflect reductions for service fees, if any. See “About Fund Performance” on page 6 for a detailed description of share classes, including related fees, if any.

[5]	Class K commenced operations on March 31, 2011.

Past	performance is not indicative of future results.

Expense Example

	Actual			Hypothetical[7]
	Beginning Account Value July 1, 2012	Ending Account Value December 31, 2012	Expenses Paid During the Period[6]	Beginning Account Value July 1, 2012	Ending Account Value December 31, 2012	Expenses Paid During the Period[6]	Annualized Expense Ratio
Institutional	$1,000.00	$1,070.70	$1.41	$1,000.00	$1,023.84	$1.37	0.27%
Investor A	$1,000.00	$1,069.50	$2.81	$1,000.00	$1,022.44	$2.75	0.54%
Class K	$1,000.00	$1,070.90	$1.30	$1,000.00	$1,023.84	$1.27	0.25%

[6]	For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period shown). Because the Fund invests significantly in the Series, the expense example reflects the net expenses of both the Fund and the Series in which it invests.

[7]	Hypothetical 5% annual return before expenses is calculated by pro rating the number of days in the most recent fiscal half year divided by 366.

See	“Disclosure of Expenses” on page 6 for further information on how expenses were calculated.

BLACKROCK SMALL CAP INDEX FUND	DECEMBER 31, 2012	5

About Fund Performance

•	Institutional and Class K Shares are not subject to any sales charge. These shares bear no ongoing distribution or service fees and are available only to eligible investors. Prior to March 31, 2011, Class K Shares’ performance results are those of Institutional Shares restated to reflect Class K Shares’ fees.

•	Investor A Shares are not subject to any sales charge and bear no ongoing distribution fee. These shares are subject to an ongoing service fee of 0.25% per year.

Performance information reflects past performance and does not guarantee future results. Current performance may be lower or higher than the performance data quoted. Refer to www.blackrock.com/funds to obtain performance data current to the most recent month end. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Figures shown in the performance table on the previous page assume reinvestment of all dividends and capital gain distributions, if any, at net asset value (“NAV”) on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of service and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders. The Fund’s administrator waived and/or reimbursed a portion of the Fund’s fee expenses. Without such waiver and/or reimbursement, the Fund’s performance would have been lower.

Disclosure of Expenses

Shareholders of the Fund may incur the following charges: (a) expenses related to transactions, including exchange fees; and (b) operating expenses, including administration fees, service fees, including 12b-1 fees, and other Fund expenses. The expense example on the previous page (which is based on a hypothetical investment of $1,000 invested on July 1, 2012 and held through December 31, 2012) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense example provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their share class under the heading entitled “Expenses Paid During the Period”.

The expense example also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in the Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in other funds’ shareholder reports.

The expenses shown in the expense example are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as sales charges or exchange fees, if any. Therefore, the hypothetical example is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

Derivative Financial Instruments

The Series may invest in various derivative financial instruments, including financial futures contracts and foreign currency exchange contracts, as specified in Note 2 of the Series’ Notes to Financial Statements, which may constitute forms of economic leverage. Such derivative financial instruments are used to obtain exposure to an index and/or market without owning or taking physical custody of securities or to hedge market, foreign currency exchange rate and/or equity risks. Derivative financial instruments involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the derivative financial instrument. The Series’ ability to use a derivative financial instrument successfully depends on the investment advisor’s ability to predict pertinent market movements accurately, which cannot be assured. The use of derivative financial instruments may result in losses greater than if they had not been used, may require the Series to sell or purchase portfolio investments at inopportune times or for distressed values, may limit the amount of appreciation the Series can realize on an investment, may result in lower dividends paid to shareholders or may cause the Series to hold an investment that it might otherwise sell. The Series’ investments in these instruments are discussed in detail in the Series’ Notes to Financial Statements.

6	BLACKROCK SMALL CAP INDEX FUND	DECEMBER 31, 2012

Statement of Assets and Liabilities	BlackRock Small Cap Index Fund

December 31, 2012

Assets
Investments at value — Master Small Cap Index Series (the “Series”) (cost — $78,359,385)	$93,724,726
Withdrawals receivable from the Series	910,231
Capital shares sold receivable	117,019

Total assets	94,751,976

Liabilities
Capital shares redeemed payable	1,027,250
Service fees payable	9,648
Administration fees payable	6,873
Officer’s fees payable	20
Other accrued expenses payable	36,571

Total liabilities	1,080,362

Net Assets	$93,671,614

Net Assets Consist of
Paid-in capital	$87,698,338
Distributions in excess of net investment income	(42,220)
Accumulated net realized loss allocated from the Series	(9,349,845)
Net unrealized appreciation/depreciation allocated from the Series	15,365,341

Net Assets	$93,671,614

Net Asset Value
Institutional — Based on net assets of $44,328,499 and 3,412,052 shares outstanding, 125 million shares authorized, $0.0001 par value	$12.99

Investor A — Based on net assets of $49,302,689 and 3,790,601 shares outstanding, 125 million shares authorized, $0.0001 par value	$13.01

Class K — Based on net assets of $40,426 and 3,108 shares outstanding, 125 million shares authorized, $0.0001 par value	$13.01

See Notes to Financial Statements.

BLACKROCK SMALL CAP INDEX FUND	DECEMBER 31, 2012	7

Statement of Operations	BlackRock Small Cap Index Fund

Year Ended December 31, 2012

Investment Income
Net investment income allocated from the Series:
Dividends — unaffiliated	$1,797,085
Foreign taxes withheld	(2,377)
Securities lending — affiliated — net	142,195
Dividends — affiliated	14,741
Expenses	(131,116)
Fees waived	55,597

Total income	1,876,125

Fund Expenses
Administration	260,289
Service — Investor A	113,537
Transfer agent — Institutional	20,359
Transfer agent — Investor A	34,571
Transfer agent — Class K	49
Professional	64,409
Printing	63,472
Registration	20,917
Officer	58
Miscellaneous	10,194

Total expenses	587,855
Less fees waived by administrator	(260,289)
Less transfer agent fees waived and/or reimbursed — class specific	(29,518)

Total expenses after fees waived and/or reimbursed	298,048

Net investment income	1,578,077

Realized and Unrealized Gain Allocated from the Series
Net realized gain from investments, financial futures contracts and foreign currency transactions	6,203,776

Net change in unrealized appreciation/depreciation on investments, financial futures contracts and foreign currency translations	6,639,561

Total realized and unrealized gain	12,843,337

Net Increase in Net Assets Resulting from Operations	$14,421,414

See Notes to Financial Statements.

8	BLACKROCK SMALL CAP INDEX FUND	DECEMBER 31, 2012

Statements of Changes in Net Assets	BlackRock Small Cap Index Fund

	Year Ended December 31,
Increase (Decrease) in Net Assets:	2012	2011

Operations
Net investment income	$1,578,077	$1,269,149
Net realized gain	6,203,776	9,515,016
Net change in unrealized appreciation/depreciation	6,639,561	(17,093,077)

Net increase (decrease) in net assets resulting from operations	14,421,414	(6,308,912)

Dividends to Shareholders From[1]
Net investment income:
Institutional	(1,228,601)	(898,403)
Investor A	(1,136,281)	(451,389)
Class K	(1,125)	(285)

Decrease in net assets resulting from dividends to shareholders	(2,366,007)	(1,350,077)

Capital Share Transactions
Net decrease in net assets derived from capital share transactions	(13,497,292)	(15,925,751)

Redemption Fee
Redemption fee	—	2,818

Net Assets
Total decrease in net assets	(1,441,885)	(23,581,922)
Beginning of year	95,113,499	118,695,421

End of year	$93,671,614	$95,113,499

Distributions in excess of net investment income	$(42,220)	$(29,319)

[1]	Dividends are determined in accordance with federal income tax regulations.

See Notes to Financial Statements.

BLACKROCK SMALL CAP INDEX FUND	DECEMBER 31, 2012	9

Financial Highlights	BlackRock Small Cap Index Fund

	Institutional					Investor A
	Year Ended December 31,					Year Ended December 31,
	2012	2011	2010	2009	2008	2012	2011	2010	2009	2008

Per Share Operating Performance
Net asset value, beginning of year	$11.51	$12.21	$9.70	$7.71	$13.79	$11.51	$12.21	$9.71	$7.72	$13.79

Net investment income[1]	0.24	0.14	0.08	0.07	0.14	0.21	0.11	0.06	0.05	0.11
Net realized and unrealized gain (loss)	1.61	(0.69)[2]	2.51 [2]	1.98 [2]	(4.86)[2]	1.62	(0.70)[2]	2.50 [2]	1.98 [2]	(4.85)[2]

Net increase (decrease) from investment operations	1.85	(0.55)	2.59	2.05	(4.72)	1.83	(0.59)	2.56	2.03	(4.74)

Dividends and distributions from: [3]
Net investment income	(0.37)	(0.15)	(0.08)	(0.06)	(0.15)	(0.33)	(0.11)	(0.06)	(0.04)	(0.12)
Net realized gain	—	—	—	—	(1.09)	—	—	—	—	(1.09)
Tax return of capital	—	—	—	—	(0.12)	—	—	—	—	(0.12)

Total dividends and distributions	(0.37)	0.15	(0.08)	(0.06)	(1.36)	(0.33)	(0.11)	(0.06)	(0.04)	(1.33)

Net asset value, end of year	$12.99	$11.51	$12.21	$9.70	$7.71	$13.01	$11.51	$12.21	$9.71	$7.72

Total Investment Return[4]
Based on net asset value	16.10%	(4.49)%	26.77%	26.67%	(34.01)%	15.96%	(4.76)%	26.35%	26.36%	(34.19)%

Ratios to Average Net Assets[5]
Total expenses	0.60%[6]	0.61%[6]	0.57%	0.56%	0.53%	0.88%[6]	0.88%[6]	0.80%	0.82%	0.80%

Total expenses after fees waived and/or reimbursed	0.28%[6]	0.30%[6]	0.52%	0.56%	0.52%	0.55%[6]	0.55%[6]	0.78%	0.82%	0.79%

Net investment income	1.88%[6]	1.14%[6]	0.80%	0.85%	1.19%	1.64%[6]	0.88%[6]	0.53%	0.59%	0.91%

Supplemental Data
Net assets, end of year (000)	$44,328	$49,829	$71,443	$55,744	$46,285	$49,303	$45,263	$47,252	$38,340	$29,787

Portfolio turnover of the Series	68%	31%	42%	43%	42%	68%	31%	42%	43%	42%

[1]	Based on average shares outstanding.

[2]	Includes a redemption fee, which is less than $0.01 per share.

[3]	Dividends and distributions are determined in accordance with federal income tax regulations.

[4]	Where applicable, total investment returns include the reinvestment of dividends and distributions.

[5]	Includes the Fund’s share of the Series’ allocated expenses and/or net investment income.

[6]	Includes the Fund’s share of the Series’ allocated fees waived of less than 0.01%.

See Notes to Financial Statements.

10	BLACKROCK SMALL CAP INDEX FUND	DECEMBER 31, 2012

Financial Highlights (concluded)	BlackRock Small Cap Index Fund

	Class K
	Year Ended December 31, 2012	Period March 31, 2011[1] to December 31, 2011

Per Share Operating Performance
Net asset value, beginning of period	$11.51	$13.17

Net investment income[2]	0.25	0.11
Net realized and unrealized gain (loss)	1.62	(1.62)

Net increase (decrease) from investment operations	1.87	(1.51)

Dividends from net investment income[3]	(0.37)	(0.15)

Net asset value, end of period	$13.01	$11.51

Total Investment Return[4]
Based on net asset value	16.30%	(11.42)%[5]

Ratios to Average Net Assets[6,7]
Total expenses	0.68%	0.68%[8]

Total expenses after fees waived and/or reimbursed	0.25%	0.25%[8]

Net investment income	1.99%	1.28%[8]

Supplemental Data
Net assets, end of period (000)	$40	$22

Portfolio turnover of the Series	68%	31%

[1]	Commencement of operations.

[2]	Based on average shares outstanding.

[3]	Dividends are determined in accordance with federal income tax regulations.

[4]	Where applicable, total investment returns include the reinvestment of dividends and distributions.

[5]	Aggregate total investment return.

[6]	Includes the Fund’s share of the Series’ allocated expenses and/or net investment income.

[7]	Includes the Fund’s share of the Series’ allocated fees waived of less than 0.01%.

[8]	Annualized.

See Notes to Financial Statements.

BLACKROCK SMALL CAP INDEX FUND	DECEMBER 31, 2012	11

Notes to Financial Statements	BlackRock Small Cap Index Fund

1. Organization and Significant Accounting Policies:

BlackRock Small Cap Index Fund (the “Fund”), a series of BlackRock Index Funds, Inc. (“the Corporation”), is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a diversified, open-end management investment company. The Corporation is organized as a Maryland corporation. The Fund seeks to achieve its investment objective by investing all of its assets in Master Small Cap Index Series (the “Series”), a series of Quantitative Master Series LLC (the “Master LLC”), which has the same investment objective and strategies as the Fund. The value of the Fund’s investment in the Series reflects the Fund’s proportionate interest in the net assets of the Series. The performance of the Fund is directly affected by the performance of the Series. The percentage of the Series owned by the Fund at December 31, 2012 was 16.1%. The financial statements of the Series, including the Schedule of Investments, are included elsewhere in this report and should be read in conjunction with the Fund’s financial statements. The Fund’s financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“US GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Fund offers multiple classes of shares. Institutional Shares and Class K Shares are sold without a sales charge and only to certain eligible investors. Investor A Shares are generally sold without a front-end sales charge. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Investor A Shares bear certain expenses related to the shareholder servicing of such shares. Each class has exclusive voting rights with respect to matters relating to its shareholder servicing and distribution expenditures.

The following is a summary of significant accounting policies followed by the Fund:

Valuation: US GAAP defines fair value as the price the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Fund’s policy is to fair value its financial instruments at market value. The Fund records its investment in the Series at fair value based on the Fund’s proportionate interest in the net assets of the Series. Valuation of securities held by the Series is discussed in Note 1 of the Series’ Notes to Financial Statements, which are included elsewhere in this report.

Investment Transactions and Investment Income: For financial reporting purposes, contributions to and withdrawals from the Series are accounted for on a trade date basis. The Fund records daily its proportionate share of the Series’ income, expenses and realized and unrealized gains and losses. Realized and unrealized gains and losses are adjusted for utilizing partnership tax allocation rules. In addition, the Fund accrues its own expenses. Income, expenses and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Dividends and Distributions: Dividends and distributions paid by the Fund are recorded on the ex-dividend dates. The portion of distributions that exceeds the Fund’s current and accumulated earnings and profits, which are measured on a tax basis, will constitute a nontaxable return of capital. Distributions in excess of the Fund’s taxable income and net capital gains, but not in excess of the Fund’s earnings and profits, will be taxable to shareholders as ordinary income and will not constitute a nontaxable return of capital. Capital losses carried forward from years beginning before 2011 do not reduce earnings and profits, even if such carried forward losses offset current year realized gains. The character and timing of dividends and distributions are determined in accordance with federal income tax regulations, which may differ from US GAAP.

Income Taxes: It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

The Fund files US federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s US federal tax returns remains open for each of the four years ended December 31, 2012. The statutes of limitations on the Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction. Management does not believe there are any uncertain tax positions that require recognition of a tax liability.

Other: Expenses directly related to the Fund or its classes are charged to the Fund or class. Other operating expenses shared by several funds are pro rated among those funds on the basis of relative net assets or other appropriate methods. Expenses directly related to the Fund and other shared expenses pro rated to the Fund are allocated daily to each class based on its relative net assets or other appropriate methods.

2 . Administration Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. (“PNC”) is the largest stockholder and an affiliate, for 1940 Act purposes, of BlackRock, Inc. (“BlackRock”).

The Corporation, on behalf of the Fund, entered into an Administration Agreement with BlackRock Advisors, LLC (the “Administrator”), an indirect, wholly owned subsidiary of BlackRock, to provide administrative services (other than investment advice and related portfolio activities). For such services, the Fund pays the Administrator a monthly fee at an annual rate of 0.29% of the average daily value of the Fund’s net assets. The Fund does not pay an investment advisory fee or investment management fee.

12	BLACKROCK SMALL CAP INDEX FUND	DECEMBER 31, 2012

Notes to Financial Statements (continued)	BlackRock Small Cap Index Fund

The Administrator contractually agreed to waive and/or reimburse fees or expenses, excluding interest expense, dividend expense, acquired fund fees and expenses and certain other fund expenses, which constitute extraordinary expenses not incurred in the ordinary course of the Fund’s business, in order to limit expenses. The expense limitation as a percentage of average daily net assets is as follows: 0.30% for Institutional Shares, 0.55% for Investor A Shares, and 0.25% for Class K Shares. The Administrator has agreed not to reduce or discontinue this contractual waiver or reimbursement prior to May 1, 2013 unless approved by the Corporation’s Board of Directors (the “Board”), including a majority of the Independent Directors.

As a result of this agreement, the Administrator waived and/or reimbursed the following amounts, which are shown as transfer agent fees waived and/or reimbursed—class specific in the Statement of Operations.

Institutional	$10,724
Investor A	$18,746
Class K	$48

In addition, the Administrator waived $260,289, which is shown as fees waived by administrator in the Statement of Operations.

The Corporation, on behalf of the Fund, entered into a Distribution Agreement and Distribution Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of the Administrator. Pursuant to the Distribution Plan and in accordance with Rule 12b-1 under the 1940 Act, the Fund pays BRIL ongoing service fees with respect to its Investor A Shares. The fees are accrued daily and paid monthly at the annual rate of 0.25% based upon the average daily net assets attributable to Investor A Shares.

Pursuant to sub-agreements with BRIL, broker-dealers and BRIL provide shareholder servicing to the Fund. The ongoing service fee compensates BRIL and each broker-dealer for providing shareholder servicing to Investor A shareholders.

Pursuant to written agreements, certain financial intermediaries, some of which may be affiliates, provide the Fund with sub-accounting, recordkeeping, sub-transfer agency and other administrative services with respect to sub-accounts they service. For these services, these entities receive an annual fee per shareholder account, which will vary depending on share class and/or net assets. For the year ended December 31, 2012, the Fund paid the following to affiliates in return for these services, which is included in transfer agent – class specific in the Statement of Operations:

Investor A	$326

The Administrator maintains a call center, which is responsible for providing certain shareholder services to the Fund, such as responding to shareholder inquiries and processing transactions based upon instructions from shareholders with respect to the subscription and redemption of Fund shares. For the year ended December 31, 2012, the Fund reimbursed the Administrator the following amounts for costs incurred in running the call center, which are included in transfer agent — class specific in the Statement of Operations:

Institutional	$370
Investor A	$1,166

Certain officers and/or directors of the Corporation are officers and/or directors of BlackRock or its affiliates. The Fund reimburses the Administrator for a portion of the compensation paid to the Corporation’s Chief Compliance Officer.

3. Income Tax Information:

US GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. The following permanent differences as of December 31, 2012 attributable to foreign currency transactions, distributions in excess of taxable income and the sale of stock of passive foreign investment companies were reclassified to the following accounts:

Paid-in capital	$(772,373)
Distributions in excess of net investment income	$775,029
Accumulated net realized loss . . . . . . . . . . . .	$(2,656)

The tax character of distributions paid during the fiscal years ended December 31, 2012 and December 31, 2011 was as follows:

	12/31/12	12/31/11
Ordinary income . . . . . . . . . . . . . . . .	$2,366,007	$1,350,077

As of December 31, 2012, the tax components of accumulated net earnings were as follows:

Capital loss carryforwards	$(5,382,674)
Net unrealized gains[1]. . . . . . . . . . . . . . . . . .	11,355,950

Total	$5,973,276

[1]	The differences between book-basis and tax-basis net unrealized gains were attributable primarily to the tax deferral of losses on wash sales, the realization for tax purposes of unrealized gains on investments in passive foreign investment companies, the treatment of certain security lending transactions, the realization for tax purposes of unrealized gains/losses on certain futures contracts and other temporary differences.

As of December 31, 2012, the Fund had a capital loss carryforward available to offset future realized capital gains of $5,382,674, all of which is due to expire December 31, 2017.

During the year ended December 31, 2012, the Fund utilized $8,200,607 of its capital loss carryforward.

BLACKROCK SMALL CAP INDEX FUND	DECEMBER 31, 2012	13

Notes to Financial Statements (concluded)	BlackRock Small Cap Index Fund

4. Capital Share Transactions:

Transactions in capital shares for each class were as follows:

	Year Ended December 31, 2012		Year Ended December 31, 2011[1]
	Shares	Amount	Shares	Amount
Institutional
Shares sold	1,580,057	$19,997,150	2,230,820	$27,256,806
Shares issued to shareholders in reinvestment of dividends	92,861	1,184,913	74,998	854,792
Shares redeemed	(2,591,654)	(32,891,463)	(3,827,916)	(45,027,943)

Net decrease	(918,736)	$(11,709,400)	(1,522,098)	$(16,916,345)

Investor A
Shares sold	1,177,051	$14,949,308	920,917	$11,298,590
Shares issued to shareholders in reinvestment of dividends	81,185	1,037,519	37,402	414,562
Shares redeemed	(1,400,945)	(17,787,742)	(895,970)	(10,747,558)

Net increase (decrease)	(142,709)	$(1,800,915)	62,349	$965,594

Class K
Shares sold	2,476	$29,350	1,898	$25,000
Shares issued to shareholders in reinvestment of dividends	33	423	—	—
Shares redeemed	(1,299)	(16,750)	—	—

Net increase	1,210	$13,023	1,898	$25,000

Total Net Decrease	(1,060,235)	$(13,497,292)	(1,457,851)	$(15,925,751)

[1]	For the period March 31, 2011 (commencement of operations) to December 31, 2011 for Class K.

At December 31, 2012, affiliates owned 1,898 shares of Class K.

Prior to April 1, 2011, there was a 2% redemption fee on shares redeemed or exchanged that have been held for 30 days or less. The redemption fees were collected and retained by the Fund for the benefit of the remaining shareholders. The redemption fees were recorded as a credit to paid-in-capital. Effective April 1, 2011, the redemption fee was terminated and is no longer charged by the Fund.

5. Subsequent Events:

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

14	BLACKROCK SMALL CAP INDEX FUND	DECEMBER 31, 2012

Report of Independent Registered Public Accounting Firm	BlackRock Small Cap Index Fund

To the Shareholders of BlackRock Small Cap Index Fund and Board of Directors of BlackRock Index Funds, Inc.:

We have audited the accompanying statement of assets and liabilities of BlackRock Small Cap Index Fund, one of the series constituting BlackRock Index Funds, Inc., (the “Fund”) as of December 31, 2012, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of BlackRock Small Cap Index Fund, of BlackRock Index Funds, Inc., as of December 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Boston, Massachusetts

February 15, 2013

Important Tax Information (Unaudited)

The following information is provided with respect to the ordinary income distributions paid by the Fund for the taxable year ended December 31, 2012.

	Payable Date	Percentage
Qualified Dividend Income for Individuals[1]	12/17/12	55.67%
Dividends Qualifying for the Dividend Received Deduction for Corporations[1]	12/17/12	55.73%

[1]	The Fund hereby designates the percentage indicated or the maximum amount allowable by law.

BLACKROCK SMALL CAP INDEX FUND	DECEMBER 31, 2012	15

Series Portfolio Information	Master Small Cap Index Series

As of December 31, 2012

Ten Largest Holdings	Percent of Long-Term Investments

Ocwen Financial Corp.	0.3%
Genesee & Wyoming, Inc., Class A	0.3
Two Harbors Investment Corp.	0.3
Pharmacyclics, Inc.	0.3
Starwood Property Trust, Inc.	0.3
CommVault Systems, Inc.	0.3
Alaska Air Group, Inc.	0.3
Warnaco Group, Inc.	0.2
Dril-Quip, Inc.	0.2
WEX, Inc.	0.2

Sector Allocation	Percent of Long-Term Investments

Financials	23%
Information Technology	16
Industrials	16
Consumer Discretionary	14
Health Care	12
Energy	6
Materials	5
Consumer Staples	4
Utilities	3
Telecommunication Services	1

For Series compliance purposes, the Series’ sector classifications refer to any one or more of the sector sub-classifications used by one or more widely recognized market indexes, and/or as defined by Series management. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

16	BLACKROCK SMALL CAP INDEX FUND	DECEMBER 31, 2012

Schedule of Investments December 31, 2012	Master Small Cap Index Series (Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Advertising Agencies — 0.6%
Arbitron, Inc.	12,300	$574,164
Constant Contact, Inc. (a)	14,183	201,541
Digital Generation, Inc. (a)	12,824	139,269
Harte-Hanks, Inc.	20,823	122,856
Marchex, Inc., Class B	10,467	43,019
MDC Partners, Inc., Class A	11,903	134,504
National CineMedia, Inc.	26,061	368,242
QuinStreet, Inc. (a)(b)	15,217	102,258
ReachLocal, Inc. (a)	4,634	59,825
Travelzoo, Inc. (a)	3,310	62,857
Valassis Communications, Inc.	18,526	477,600
ValueClick, Inc. (a)	34,918	677,758
Viad Corp.	9,405	255,440

		3,219,333
Aerospace — 1.2%
AAR Corp.	18,723	349,746
AeroVironment, Inc. (a)	8,039	174,768
API Technologies Corp. (a)	14,894	43,788
Astronics Corp. (a)	5,599	128,105
CPI Aerostructures, Inc. (a)	3,010	30,130
Cubic Corp.	7,370	353,539
Curtiss-Wright Corp.	21,788	715,300
Esterline Technologies Corp. (a)	14,253	906,633
GenCorp, Inc. (a)(b)	27,753	253,940
Heico Corp.	24,502	1,096,709
Kaman Corp., Class A	12,276	451,757
Kratos Defense & Security Solutions, Inc. (a)	18,609	93,603
LMI Aerospace, Inc. (a)	4,108	79,449
Moog, Inc., Class A (a)	21,022	862,533
Orbital Sciences Corp. (a)	27,376	376,968
SIFCO Industries, Inc.	1,115	17,561
Teledyne Technologies, Inc. (a)	17,083	1,111,591

		7,046,120
Agriculture, Fishing & Ranching — 0.4%
Alico, Inc.	1,588	58,168
The Andersons, Inc.	8,636	370,484
Cadiz, Inc. (a)	5,989	47,433
Cal-Maine Foods, Inc.	6,712	269,957
Calavo Growers, Inc.	5,514	139,008
Fresh Del Monte Produce, Inc.	17,694	466,237
Limoneira Co.	3,786	73,411
Pilgrims Pride Corp. (a)	28,118	203,855
Sanderson Farms, Inc.	10,678	507,739
Seaboard Corp.	142	359,243

		2,495,535
Air Transport — 1.1%
Air Transport Services Group, Inc. (a)	24,875	99,749
Alaska Air Group, Inc. (a)	33,126	1,427,399
Allegiant Travel Co.	6,976	512,108
Atlas Air Worldwide Holdings, Inc. (a)	12,302	545,102
Bristow Group, Inc.	16,648	893,332
Hawaiian Holdings, Inc. (a)(b)	23,753	156,057
JetBlue Airways Corp. (a)(b)	108,840	621,476
PHI, Inc. (a)	6,046	202,481
Republic Airways Holdings, Inc. (a)	22,488	127,732
SkyWest, Inc.	23,752	295,950
Spirit Airlines, Inc. (a)	19,446	344,583
US Airways Group, Inc. (a)	75,629	1,020,991

		6,246,960
Common Stocks	Shares	Value
Alternative Energy — 0.1%
Ameresco, Inc., Class A (a)	9,317	$91,400
Amyris, Inc. (a)	14,050	43,836
EnerNOC, Inc. (a)	11,483	134,925
Gevo, Inc. (a)	15,328	23,605
Green Plains Renewable Energy, Inc. (a)	11,665	92,270
Rex American Resources Corp. (a)	2,536	48,920
Solazyme, Inc. (a)	15,692	123,339

		558,295
Aluminum — 0.2%
Century Aluminum Co. (a)	24,040	210,590
Kaiser Aluminum Corp.	8,981	554,038
Noranda Aluminum Holding Corp.	15,628	95,487

		860,115
Asset Management & Custodian — 1.1%
Apollo Investment Corp.	94,882	793,214
Arlington Asset Investment Corp.	5,125	106,446
Artio Global Investors, Inc.	15,458	29,370
Calamos Asset Management, Inc., Class A	9,113	96,324
Capital Southwest Corp.	1,381	137,589
CIFC Corp. (a)	3,076	24,608
Cohen & Steers, Inc.	8,682	264,541
Cowen Group, Inc., Class A (a)	41,037	100,541
Diamond Hill Investments Group, Inc.	1,254	85,096
Epoch Holding Corp.	7,477	208,608
Fifth Street Finance Corp.	49,186	512,518
Financial Engines, Inc. (a)	21,600	599,400
GAMCO Investors, Inc., Class A	3,005	159,475
Golub Capital BDC, Inc.	7,434	118,795
GSV Capital Corp. (a)	9,151	77,143
Harris & Harris Group, Inc. (a)	14,233	46,969
Horizon Technology Finance Corp.	3,632	54,081
JMP Group, Inc.	7,709	46,794
KCAP Financial, Inc.	10,375	95,346
Manning & Napier, Inc.	6,370	80,262
MCG Capital Corp.	35,674	164,100
Medley Capital Corp.	13,422	195,424
MVC Capital, Inc.	11,160	135,594
National Financial Partners Corp. (a)	18,957	324,923
New Mountain Finance Corp.	8,969	133,638
NGP Capital Resources Co.	10,374	74,900
Oppenheimer Holdings, Inc.	4,865	84,019
Pzena Investment Management, Inc., Class A	4,938	26,665
Resource America, Inc., Class A	5,783	38,573
Solar Capital Ltd.	18,159	434,182
Solar Senior Capital Ltd.	4,498	83,933
TCP Capital Corp.	2,691	39,665
THL Credit, Inc.	7,202	106,518
TICC Capital Corp.	19,481	197,148
Virtus Investment Partners, Inc. (a)(b)	2,824	341,535
Westwood Holdings Group, Inc.	3,106	127,035
WisdomTree Investments, Inc. (a)	27,240	166,709

		6,311,681
Auto Parts — 0.7%
American Axle & Manufacturing Holdings, Inc. (a)	31,058	347,850
Dana Holding Corp.	68,804	1,074,030
Dorman Products, Inc.	11,418	403,512
Exide Technologies (a)	36,413	124,533
Federal-Mogul Corp., Class A (a)	8,519	68,322

See Notes to Financial Statements.

BLACKROCK SMALL CAP INDEX FUND	DECEMBER 31, 2012	17

Schedule of Investments (continued)	Master Small Cap Index Series (Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Auto Parts (concluded)
Fuel Systems Solutions, Inc. (a)	6,855	$100,769
Gentherm, Inc. (a)	13,726	182,556
Meritor, Inc. (a)	44,933	212,533
Standard Motor Products, Inc.	9,272	206,024
Stoneridge, Inc. (a)	13,024	66,683
Superior Industries International, Inc.	10,686	217,994
Tenneco, Inc. (a)	28,265	992,384
Tower International, Inc. (a)	2,558	20,592
U.S. Auto Parts Network, Inc. (a)	7,304	13,366

		4,031,148
Auto Services — 0.1%
Cooper Tire & Rubber Co.	29,053	736,784
Back Office Support, HR & Consulting — 2.0%
The Advisory Board Co. (a)	15,951	746,347
Angie’s List, Inc. (a)	16,583	198,830
Barrett Business Services, Inc.	3,249	123,754
CBIZ, Inc. (a)	17,168	101,463
CDI Corp.	6,366	109,050
Convergys Corp.	53,463	877,328
The Corporate Executive Board Co.	15,605	740,613
CoStar Group, Inc. (a)	13,122	1,172,713
CRA International, Inc. (a)	4,789	94,679
Dice Holdings, Inc. (a)	20,940	192,229
ExlService Holdings, Inc. (a)	10,849	287,499
Forrester Research, Inc.	6,512	174,522
FTI Consulting, Inc. (a)	19,527	644,391
GP Strategies Corp. (a)	6,848	141,411
The Hackett Group, Inc.	11,244	48,124
Heidrick & Struggles International, Inc.	8,391	128,047
Hudson Global, Inc. (a)	15,527	69,561
Huron Consulting Group, Inc. (a)	10,638	358,394
ICF International, Inc. (a)	9,221	216,140
Innodata Corp. (a)	10,328	39,040
Insperity, Inc.	10,557	343,736
Kelly Services, Inc., Class A	12,406	195,270
Kforce, Inc.	13,346	191,248
Korn/Ferry International (a)	22,225	352,489
Liquidity Services, Inc. (a)	10,957	447,703
MAXIMUS, Inc.	15,796	998,623
Monster Worldwide, Inc. (a)	56,507	317,569
Navigant Consulting, Inc. (a)	24,018	268,041
On Assignment, Inc. (a)	20,005	405,701
PDI, Inc. (a)	4,553	34,603
PRGX Global, Inc. (a)	10,776	69,505
Resources Connection, Inc.	19,740	235,696
RPX Corp. (a)	9,854	89,080
ServiceSource International, Inc. (a)	23,217	135,820
SYKES Enterprises, Inc. (a)	18,052	274,752
TeleTech Holdings, Inc. (a)	10,619	189,018
TrueBlue, Inc. (a)	18,795	296,021
WageWorks, Inc. (a)	3,199	56,942

		11,365,952
Banks: Diversified — 6.3%
1st Source Corp.	7,013	154,917
1st United Bancorp, Inc.	13,995	87,469
Access National Corp.	3,557	46,241
Alliance Financial Corp.	2,279	99,159
American National BankShares, Inc.	3,740	75,511
Common Stocks	Shares	Value
Banks: Diversified (continued)
Ameris Bancorp (a)	11,128	$138,989
Ames National Corp.	3,914	85,717
Arrow Financial Corp.	4,915	122,629
Bancfirst Corp.	3,068	129,960
Banco Latinoamericana De Comercio Exterior SA	13,251	285,692
The Bancorp, Inc. (a)	13,603	149,225
BancorpSouth, Inc.	44,167	642,188
Bank of Kentucky Financial Corp.	2,788	68,947
Bank of Marin Bancorp	2,530	94,774
Bank of the Ozarks, Inc.	13,698	458,472
Banner Corp.	9,010	276,877
Bar Harbor Bankshares	1,796	60,435
BBCN Bancorp, Inc.	36,431	421,507
Berkshire Bancorp, Inc. (a)	1,934	15,859
Boston Private Financial Holdings, Inc.	36,549	329,306
Bridge Bancorp, Inc.	4,066	82,702
Bridge Capital Holdings (a)	4,392	68,340
Bryn Mawr Bank Corp.	5,399	120,236
C&F Financial Corp.	1,525	59,383
Camden National Corp.	3,639	123,617
Cape Bancorp, Inc. (a)	5,211	45,284
Capital City Bank Group, Inc. (a)	5,548	63,081
Cardinal Financial Corp.	13,683	222,622
Cascade Bancorp (a)	3,055	19,124
Cathay General Bancorp	36,767	716,956
Center Bancorp, Inc.	5,572	64,524
Centerstate Banks, Inc.	14,074	120,051
Central Pacific Financial Corp. (a)	10,136	158,020
Century Bancorp, Inc., Class A	1,580	52,061
Chemical Financial Corp.	12,933	307,288
Citizens & Northern Corp.	5,761	108,883
Citizens Republic Bancorp, Inc. (a)	18,713	354,986
City Holding Co.	6,950	242,207
CNB Financial Corp.	5,901	96,658
CoBiz Financial, Inc.	16,414	122,613
Columbia Banking System, Inc.	18,701	335,496
Community Bank System, Inc.	18,512	506,488
Community Trust Bancorp, Inc.	6,613	216,774
Crescent Financial Bancshares, Inc. (b)	1,441	6,614
CVB Financial Corp.	41,386	430,414
Eagle Bancorp, Inc. (a)	8,556	170,863
Enterprise Bancorp, Inc.	2,866	47,346
Enterprise Financial Services Corp.	8,319	108,729
EverBank Financial Corp.	10,518	156,823
Farmers National Banc Corp.	8,859	54,926
Fidelity Southern Corp. (a)	4,416	42,173
Financial Institutions, Inc.	6,539	121,822
First Bancorp, Inc.	4,211	69,355
First Bancorp, North Carolina	7,155	91,727
First Bancorp, Puerto Rico (a)	33,140	151,781
First Busey Corp.	35,161	163,499
First Commonwealth Financial Corp.	49,338	336,485
First Community Bancshares, Inc.	8,316	132,807
First Connecticut Bancorp, Inc.	8,273	113,754
First Financial Bancorp	27,586	403,307
First Financial Bankshares, Inc.	14,780	576,568
First Financial Corp.	5,287	159,879
First Interstate Bancsystem, Inc.	7,643	117,931
First Merchants Corp.	13,378	198,530
First Midwest Bancorp, Inc.	35,002	438,225

See Notes to Financial Statements.

18	BLACKROCK SMALL CAP INDEX FUND	DECEMBER 31, 2012

Schedule of Investments (continued)	Master Small Cap Index Series (Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Banks: Diversified (continued)
The First of Long Island Corp.	3,643	$103,170
FirstMerit Corp.	51,387	729,182
FNB Corp.	65,443	695,005
FNB United Corp. (a)	4,751	55,112
German American Bancorp, Inc.	5,954	129,321
Glacier Bancorp, Inc.	33,704	495,786
Guaranty Bancorp (a)	36,400	70,980
Hancock Holding Co.	35,666	1,132,039
Hanmi Financial Corp. (a)	14,786	200,942
Heartland Financial USA, Inc.	6,825	178,474
Heritage Commerce Corp. (a)	9,861	68,830
Heritage Oaks Bancorp (a)	9,537	55,315
Home Bancshares, Inc.	10,337	341,328
Horizon Bancorp	3,096	60,836
Hudson Valley Holding Corp.	7,397	115,171
IBERIABANK Corp.	13,813	678,495
Independent Bank Corp.	10,429	301,920
International Bancshares Corp.	25,012	451,467
Investors Bancorp, Inc.	20,612	366,481
Lakeland Bancorp, Inc.	13,923	141,736
Lakeland Financial Corp.	7,695	198,839
MainSource Financial Group, Inc.	9,453	119,769
MB Financial, Inc.	25,544	504,494
Mercantile Bank Corp.	4,089	67,468
Merchants Bancshares, Inc.	2,445	65,453
Meridian Interstate Bancorp, Inc. (a)	3,884	65,174
Metro Bancorp, Inc. (a)	6,631	87,662
MetroCorp Bancshares, Inc. (a)	7,525	82,700
Middleburg Financial Corp.	2,550	45,033
Midsouth Bancorp, Inc.	3,979	65,057
NASB Financial, Inc. (a)	1,947	41,607
National Bank Holdings Corp. Class A	3,386	64,300
National Bankshares, Inc.	3,304	107,017
National Penn Bancshares, Inc.	57,844	539,106
NBT Bancorp, Inc.	15,630	316,820
Northrim BanCorp, Inc.	3,092	70,034
OFS Capital Corp.	3,085	42,234
Old National Bancorp	47,475	563,528
Oriental Financial Group, Inc.	21,362	285,183
Pacific Continental Corp.	8,540	83,094
Pacific Mercantile Bancorp (a)	5,006	31,488
PacWest Bancorp	14,262	353,412
Park National Corp.	5,348	345,641
Park Sterling Corp. (a)	20,844	109,014
Peapack-Gladstone Financial Corp.	4,204	59,192
Penns Woods Bancorp, Inc.	1,823	68,198
Peoples Bancorp, Inc.	5,054	103,253
Pinnacle Financial Partners, Inc. (a)	16,148	304,228
Preferred Bank (a)	5,538	78,640
PrivateBancorp, Inc.	28,263	432,989
Prosperity Bancshares, Inc.	22,211	932,862
Provident Financial Services, Inc.	28,124	419,610
Renasant Corp.	11,821	226,254
Republic Bancorp, Inc., Class A	4,692	99,142
Rockville Financial, Inc.	13,426	173,195
Roma Financial Corp.	3,490	52,769
S&T Bancorp, Inc.	13,609	245,915
Sandy Spring Bancorp, Inc.	11,340	220,223
SCBT Financial Corp.	7,762	311,877
Seacoast Banking Corp. of Florida (a)	35,215	56,696
Common Stocks	Shares	Value
Banks: Diversified (concluded)
Sierra Bancorp	5,783	$66,100
Simmons First National Corp., Class A	8,058	204,351
Southside Bancshares, Inc.	8,114	170,881
Southwest Bancorp, Inc. (a)	9,184	102,861
State Bank Financial Corp.	14,771	234,563
StellarOne Corp.	10,813	152,896
Stellus Capital Investment Corp.	884	14,480
Sterling Bancorp	14,636	133,334
Sterling Financial Corp.	12,602	263,130
Suffolk Bancorp (a)	4,627	60,614
Sun Bancorp, Inc. (a)	19,018	67,324
Susquehanna Bancshares, Inc.	87,747	919,589
SY Bancorp, Inc.	5,765	129,251
Taylor Capital Group, Inc. (a)	7,636	137,830
Texas Capital Bancshares, Inc. (a)	18,736	839,747
Tompkins Trustco, Inc.	5,237	207,595
Towne Bank	12,362	191,487
Trico Bancshares	7,539	126,278
TrustCo Bank Corp. NY	44,388	234,369
Trustmark Corp.	30,411	683,031
UMB Financial Corp.	15,136	663,562
Umpqua Holdings Corp.	52,312	616,758
Union First Market Bankshares Corp.	9,540	150,446
United Bankshares, Inc.	10,792	262,461
United Community Banks, Inc. (a)	15,149	142,704
Univest Corp. of Pennsylvania	7,976	136,390
Virginia Commerce Bancorp (a)	12,535	112,188
Washington Banking Co.	7,254	98,799
Washington Trust Bancorp, Inc.	6,761	177,882
Webster Financial Corp.	33,702	692,576
WesBanco, Inc.	11,954	265,618
West Bancorp., Inc.	7,422	80,009
West Coast Bancorp	9,048	200,413
Westamerica Bancorp	13,100	557,929
Western Alliance Bancorp (a)	34,084	358,904
Wilshire Bancorp, Inc. (a)(b)	28,891	169,590
Wintrust Financial Corp.	16,973	622,909

		36,704,435
Banks: Savings, Thrift & Mortgage Lending — 1.4%
Apollo Residential Mortgage, Inc.	11,490	231,983
Astoria Financial Corp.	40,733	381,261
Bank Mutual Corp.	21,904	94,187
BankFinancial Corp.	9,961	73,911
Beneficial Mutual Bancorp, Inc. (a)	15,302	145,369
Berkshire Hills Bancorp, Inc.	11,565	275,941
BofI Holding, Inc. (a)	5,176	144,255
Brookline Bancorp, Inc.	32,846	279,191
BSB Bancorp, Inc. (a)	3,717	45,459
Charter Financial Corp.	3,120	33,072
Clifton Savings Bancorp, Inc.	4,070	45,869
Dime Community Bancshares, Inc.	14,688	204,016
Doral Financial Corp. (a)	51,829	37,529
ESB Financial Corp.	4,890	67,824
ESSA Bancorp, Inc.	4,410	48,025
First Defiance Financial Corp.	4,567	87,641
First Federal Bancshares of Arkansas, Inc. (a)	1,745	17,014
First Financial Holdings, Inc.	7,769	101,619
First Financial Northwest, Inc. (a)	7,541	56,935
First Pactrust Bancorp, Inc.	5,091	62,467

See Notes to Financial Statements.

BLACKROCK SMALL CAP INDEX FUND	DECEMBER 31, 2012	19

Schedule of Investments (continued)	Master Small Cap Index Series (Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Banks: Savings, Thrift & Mortgage Lending (concluded)
Flushing Financial Corp.	14,499	$222,415
Fox Chase Bancorp., Inc.	5,915	98,485
Franklin Financial Corp.	6,480	107,438
Great Southern Bancorp, Inc.	4,798	122,109
Heritage Financial Corp.	7,296	107,178
Heritage Financial Group, Inc.	4,012	55,325
Hingham Institution for Savings	563	35,244
Home Bancorp, Inc. (a)	3,168	57,816
Home Federal Bancorp, Inc.	7,244	90,043
Home Loan Servicing Solutions Ltd.	13,613	257,286
HomeStreet, Inc. (a)	4,147	105,956
Kearny Financial Corp.	7,124	69,459
Northfield Bancorp, Inc.	6,934	105,743
Northwest Bancshares, Inc.	45,760	555,526
OceanFirst Financial Corp.	6,762	92,977
Ocwen Financial Corp. (a)	50,114	1,733,443
OmniAmerican Bancorp, Inc. (a)	5,198	120,230
Oritani Financial Corp.	21,271	325,872
Peoples Federal Bancshares, Inc.	2,761	48,014
Provident Financial Holdings, Inc.	4,611	80,692
Provident New York Bancorp	18,596	173,129
SI Financial Group, Inc.	4,803	55,234
Simplicity Bancorp, Inc.	4,143	61,938
Territorial Bancorp., Inc.	5,119	116,969
United Financial Bancorp, Inc.	9,738	153,081
ViewPoint Financial Group	15,724	329,261
Waterstone Financial, Inc. (a)	3,542	27,628
Westfield Financial, Inc.	11,452	82,798
WSFS Financial Corp.	3,540	149,565

		7,974,422
Beverage: Brewers & Distillers — 0.1%
Boston Beer Co., Inc., Class A (a)(b)	3,610	485,365
Central European Distribution Corp. (a)(b)	30,305	65,762
Craft Brew Alliance, Inc. (a)	4,715	30,553

		581,680
Beverage: Soft Drinks — 0.1%
Coca-Cola Bottling Co. Consolidated	2,123	141,179
Farmer Bros. Co. (a)	3,139	45,296
Heckmann Corp. (a)(b)	65,655	264,590
National Beverage Corp.	5,224	76,218

		527,283
Biotechnology — 3.3%
Accelrys, Inc. (a)	25,756	233,092
Acorda Therapeutics, Inc. (a)	18,709	465,106
Aegerion Pharmaceuticals, Inc. (a)	11,671	296,327
Affymax, Inc. (a)	16,869	320,511
Agenus, Inc. (a)	11,683	47,900
Alkermes Plc (a)	57,058	1,056,714
Alnylam Pharmaceuticals, Inc. (a)	21,666	395,404
AMAG Pharmaceuticals, Inc. (a)	9,923	145,967
Amicus Therapeutics, Inc. (a)	14,216	38,099
Arena Pharmaceuticals, Inc. (a)(b)	101,042	911,399
Arqule, Inc. (a)	27,879	77,782
Array Biopharma, Inc. (a)	54,258	201,840
Astex Pharmaceuticals (a)	43,694	127,150
AVEO Pharmaceuticals, Inc. (a)	18,238	146,816
BG Medicine, Inc. (a)	5,052	11,670
BioDelivery Sciences International, Inc. (a)	12,616	54,375
Common Stocks	Shares	Value
Biotechnology (continued)
BioTime, Inc. (a)	14,483	$45,477
Celldex Therapeutics, Inc. (a)	29,045	194,892
Cepheid, Inc. (a)	30,556	1,033,098
ChemoCentryx, Inc.	2,600	28,444
Clovis Oncology, Inc. (a)(b)	6,441	103,056
Codexis, Inc. (a)	12,474	27,568
Cornerstone Therapeutics, Inc. (a)	3,809	18,017
Coronado Biosciences, Inc. (a)	8,149	36,752
Cubist Pharmaceuticals, Inc. (a)(b)	29,512	1,241,275
Curis, Inc. (a)	37,015	126,961
Cytori Therapeutics, Inc. (a)(b)	28,769	81,129
Dendreon Corp. (a)(b)	55,929	295,305
Discovery Laboratories, Inc. (a)	20,767	43,818
Durata Therapeutics, Inc.	4,189	32,004
Dyax Corp. (a)	46,202	160,783
Dynavax Technologies Corp. (a)	81,519	233,144
Emergent Biosolutions, Inc. (a)	12,083	193,811
Enzon Pharmaceuticals, Inc.	19,163	84,892
Exact Sciences Corp. (a)	29,745	315,000
Exelixis, Inc. (a)(b)	85,548	390,954
Furiex Pharmaceuticals, Inc. (a)	3,427	66,004
Genomic Health, Inc. (a)	7,513	204,804
Geron Corp. (a)	62,263	87,791
GTx, Inc. (a)	12,612	52,970
Halozyme Therapeutics, Inc. (a)(b)	42,018	281,941
Harvard Bioscience, Inc. (a)	11,208	49,091
Horizon Pharma, Inc. (a)	18,302	42,644
Hyperion Therapeutics, Inc.	1,731	19,526
Idenix Pharmaceuticals, Inc. (a)(b)	42,207	204,704
ImmunoCellular Therapeutics Ltd. (a)	24,384	46,817
ImmunoGen, Inc. (a)	39,059	498,002
Immunomedics, Inc. (a)	30,922	90,292
Intercept Pharmaceuticals, Inc. (a)	1,545	52,901
InterMune, Inc. (a)	30,555	296,078
Keryx Biopharmaceuticals, Inc. (a)	33,611	88,061
Lexicon Genetics, Inc. (a)	99,189	220,200
Ligand Pharmaceuticals, Inc. (a)	8,142	168,865
MannKind Corp. (a)	52,913	122,229
Maxygen, Inc.	12,679	31,190
Merrimack Pharmaceuticals, Inc. (a)	7,296	44,433
Momenta Pharmaceuticals, Inc. (a)	21,878	257,723
Nektar Therapeutics (a)	53,456	396,109
Neurocrine Biosciences, Inc. (a)(b)	30,989	231,798
NewLink Genetics Corp. (a)	5,973	74,663
Novavax, Inc. (a)	60,775	114,865
NPS Pharmaceuticals, Inc. (a)	40,157	365,429
Omeros Corp. (a)	12,111	62,856
OncoGenex Pharmaceutical, Inc. (a)	6,792	89,111
Oncothyreon, Inc. (a)	26,784	51,425
Opko Health, Inc. (a)(b)	49,973	240,370
Orexigen Therapeutics, Inc. (a)	33,982	179,085
Osiris Therapeutics, Inc. (a)(b)	7,746	69,559
Pacific Biosciences of California, Inc. (a)	17,924	30,471
PDL BioPharma, Inc.	65,462	461,507
Peregrine Semiconductor Corp. (a)	2,891	44,261
Progenics Pharmaceuticals, Inc. (a)	19,568	58,313
Raptor Pharmaceutical Corp. (a)(b)	24,193	141,529
Regulus Therapeutics, Inc. (a)	2,484	15,649
Repligen Corp. (a)	14,500	91,205
Repros Therapeutics, Inc. (a)	7,987	125,795

See Notes to Financial Statements.

20	BLACKROCK SMALL CAP INDEX FUND	DECEMBER 31, 2012

Schedule of Investments (continued)	Master Small Cap Index Series (Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Biotechnology (concluded)
Rigel Pharmaceuticals, Inc. (a)	39,758	$258,427
RTI Biologics, Inc. (a)	25,980	110,935
Sangamo Biosciences, Inc. (a)	24,670	148,267
Seattle Genetics, Inc. (a)	44,329	1,028,433
Sequenom, Inc. (a)(b)	53,487	252,459
Sucampo Pharmaceuticals, Inc., Class A (a)	5,093	24,956
Sunesis Pharmaceuticals, Inc. (a)	14,099	59,216
Synageva BioPharma Corp. (a)(b)	4,908	227,191
Synergy Pharmaceuticals, Inc. (a)	19,336	101,707
Synta Pharmaceuticals Corp. (a)	18,624	167,988
Targacept, Inc. (a)	12,959	56,760
TESARO, Inc. (a)	2,135	36,188
Theravance, Inc. (a)(b)	28,283	629,862
Threshold Pharmaceuticals, Inc. (a)	21,221	89,340
Transcept Pharmaceuticals, Inc. (a)	6,000	26,700
Trius Therapeutics, Inc. (a)	12,272	58,660
Vanda Pharmaceuticals, Inc. (a)	13,535	50,080
Ventrus Biosciences, Inc. (a)	5,566	12,023
Verastem, Inc. (a)	2,984	26,229
ViroPharma, Inc. (a)	31,975	727,751
XOMA Corp. (a)	38,289	91,702
ZIOPHARM Oncology, Inc. (a)	31,213	129,846

		19,301,518
Building Materials — 1.1%
Acuity Brands, Inc.	19,721	1,335,703
BlueLinx Holdings, Inc. (a)	11,418	32,085
Builders FirstSource, Inc. (a)	21,076	117,604
Gibraltar Industries, Inc. (a)	14,212	226,255
Griffon Corp.	21,150	242,379
Headwaters, Inc. (a)	28,637	245,133
Louisiana-Pacific Corp. (a)(b)	64,052	1,237,485
LSI Industries, Inc.	9,138	64,057
NCI Building Systems, Inc. (a)	8,446	117,399
Patrick Industries, Inc. (a)	1,896	29,502
PGT, Inc. (a)	9,234	41,553
Quanex Building Products Corp.	17,146	349,950
Simpson Manufacturing Co., Inc.	18,653	611,632
Texas Industries, Inc. (a)	10,516	536,421
Trex Co., Inc. (a)	6,949	258,711
Watsco, Inc.	13,701	1,026,205

		6,472,074
Building: Climate Control — 0.1%
Aaon, Inc.	8,644	180,400
Comfort Systems USA, Inc.	17,431	211,961
Nortek, Inc. (a)	3,591	237,904

		630,265
Building: Roofing, Wallboard & Plumbing — 0.3%
Beacon Roofing Supply, Inc. (a)	21,833	726,602
USG Corp. (a)(b)	34,516	968,864

		1,695,466
Casinos & Gambling — 0.4%
Ameristar Casinos, Inc.	15,011	393,889
Boyd Gaming Corp. (a)	25,440	168,922
Caesars Entertainment Corp. (a)	16,856	116,643
Isle of Capri Casinos, Inc. (a)	9,538	53,413
Monarch Casino & Resort, Inc. (a)	4,001	43,651
MTR Gaming Group, Inc. (a)	10,516	43,852
Common Stocks	Shares	Value
Casinos & Gambling (concluded)
Multimedia Games Holding Co., Inc. (a)	12,732	$187,288
Pinnacle Entertainment, Inc. (a)	28,620	453,054
Scientific Games Corp., Class A (a)	25,978	225,229
WMS Industries, Inc. (a)(b)	25,615	448,262

		2,134,203
Cement — 0.2%
Eagle Materials, Inc.	22,776	1,332,396
Chemicals: Diversified — 1.1%
Aceto Corp.	12,440	124,898
American Vanguard Corp.	12,964	402,791
Chemtura Corp. (a)	45,948	976,854
Georgia Gulf Corp.	15,957	658,705
Hawkins, Inc.	4,235	163,640
Innophos Holdings, Inc.	10,143	471,650
KMG Chemicals, Inc.	3,623	63,656
Landec Corp. (a)	11,852	112,475
LSB Industries, Inc. (a)	8,740	309,571
Olin Corp.	37,290	805,091
OM Group, Inc. (a)	15,060	334,332
Omnova Solutions, Inc. (a)	21,456	150,407
PolyOne Corp.	41,712	851,759
Sensient Technologies Corp.	23,225	825,881

		6,251,710
Chemicals: Specialty — 0.5%
Balchem Corp.	13,623	495,877
Calgon Carbon Corp. (a)	26,473	375,387
FutureFuel Corp.	8,929	105,720
GSE Holding, Inc. (a)	3,690	22,878
Innospec, Inc.	10,735	370,250
Kraton Performance Polymers, Inc. (a)	15,002	360,498
Quaker Chemical Corp.	6,034	324,991
Stepan Co.	7,674	426,214
Zep, Inc.	10,276	148,386

		2,630,201
Coal — 0.2%
Arch Coal, Inc.	98,931	724,175
Cloud Peak Energy, Inc. (a)	28,407	549,107
Hallador Energy Co.	3,138	25,920
KiOR, Inc., Class A (a)(b)	12,336	79,074
Westmoreland Coal Co. (a)	5,123	47,849

		1,426,125
Commercial Banks — 0.0%
HomeTrust Bancshares, Inc. (a)	9,906	133,830
Commercial Finance & Mortgage Companies — 0.2%
Asta Funding, Inc.	4,739	45,068
Capital Bank Financial Corp., Class A	4,375	74,681
Federal Agricultural Mortgage Corp., Class B	4,676	151,970
Medallion Financial Corp.	8,729	102,479
Nationstar Mortgage Holdings, Inc. (a)	9,003	278,913
NewStar Financial, Inc. (a)(b)	12,322	172,631
Walker & Dunlop, Inc. (a)	5,503	91,680

		917,422
Commercial Services & Supplies — 0.0%
American Reprographics Co. (a)	17,351	44,419
LifeLock, Inc. (a)	8,241	66,999
Performant Financial Corp. (a)	4,142	41,834

		153,252

See Notes to Financial Statements.

BLACKROCK SMALL CAP INDEX FUND	DECEMBER 31, 2012	21

Schedule of Investments (continued)	Master Small Cap Index Series (Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Commercial Services: Rental & Leasing — 0.5%
Aircastle Ltd.	27,262	$341,866
CAI International, Inc. (a)	6,713	147,350
Electro Rent Corp.	8,743	134,467
H&E Equipment Services, Inc.	13,421	202,255
Marlin Business Services, Inc.	3,854	77,311
McGrath RentCorp	11,506	333,904
MicroFinancial, Inc.	4,226	30,765
Mobile Mini, Inc. (a)	17,784	370,441
PHH Corp. (a)	26,388	600,327
SeaCube Container Leasing Ltd.	5,039	94,985
TAL International Group, Inc.	13,587	494,295
Willis Lease Finance Corp. (a)	2,423	34,673

		2,862,639
Commercial Vehicles & Parts — 0.2%
Accuride Corp. (a)	21,965	70,508
Commercial Vehicle Group, Inc. (a)	11,364	93,298
Miller Industries, Inc.	5,084	77,531
Modine Manufacturing Co. (a)	21,794	177,185
Rush Enterprises, Inc., Class A (a)	15,359	317,471
Spartan Motors, Inc.	15,860	78,190
Sypris Solutions, Inc.	5,141	20,358
Wabash National Corp. (a)	31,873	285,901

		1,120,442
Communications Equipment — 0.0%
Envivio, Inc. (a)	3,561	6,054
Ruckus Wireless, Inc. (a)	3,855	86,860

		92,914
Communications Technology — 2.1%
Adtran, Inc.	29,702	580,377
Ambient Corp. (a)	1,020	3,070
Anaren, Inc. (a)	6,411	124,694
Anixter International, Inc.	13,133	840,249
Aruba Networks, Inc. (a)	52,065	1,080,349
Aviat Networks, Inc. (a)	28,558	93,956
Bel Fuse, Inc.	4,911	96,010
Black Box Corp.	8,005	194,842
Calix, Inc. (a)	18,327	140,935
Ciena Corp. (a)(b)	46,151	724,571
Comtech Telecommunications Corp.	8,319	211,136
Datalink Corp. (a)	7,132	60,979
Digi International, Inc. (a)	11,860	112,314
DigitalGlobe, Inc. (a)(b)	16,818	411,032
Echelon Corp. (a)	17,957	43,995
Emulex Corp. (a)	40,416	295,037
Extreme Networks, Inc. (a)(b)	43,666	158,944
Finisar Corp. (a)(b)	42,527	693,190
GeoEye, Inc. (a)	6,929	212,928
Globecomm Systems, Inc. (a)	10,674	120,616
GSI Technology, Inc. (a)	9,566	59,979
Harmonic, Inc. (a)	54,636	277,004
Infinera Corp. (a)	51,111	296,955
InterDigital, Inc.	20,326	835,399
Ixia (a)	19,603	332,859
KVH Industries, Inc. (a)	6,874	96,098
Loral Space & Communications Ltd.	5,110	279,313
NeoPhotonics Corp. (a)	8,775	50,368
NETGEAR, Inc. (a)	17,663	696,275
Numerex Corp., Class A (a)	4,650	61,101
Common Stocks	Shares	Value
Communications Technology (concluded)
Oclaro, Inc. (a)	34,870	$54,746
Oplink Communications, Inc. (a)	8,839	137,712
ParkerVision, Inc. (a)	35,756	72,585
PC-Tel, Inc.	8,294	59,717
Plantronics, Inc.	19,790	729,657
Procera Networks, Inc. (a)	8,981	166,597
QLogic Corp. (a)	45,357	441,324
SeaChange International, Inc. (a)	13,278	128,398
Shoretel, Inc. (a)	22,452	95,196
Sonus Networks, Inc. (a)(b)	99,130	168,521
Sycamore Networks, Inc.	9,229	20,673
TeleNav, Inc. (a)	7,753	61,869
Tellabs, Inc.	170,769	389,353
Viasat, Inc. (a)	17,443	678,533
Westell Technologies, Inc., Class A (a)	22,140	40,959

		12,430,415
Computer Services Software & Systems — 5.1%
ACI Worldwide, Inc. (a)(c)	18,514	808,877
The Active Network, Inc. (a)	18,216	89,441
Actuate Corp. (a)	22,941	128,470
Acxiom Corp. (a)	35,759	624,352
American Software, Inc., Class A	10,942	84,910
Aspen Technology, Inc. (a)	43,559	1,203,971
AVG Technologies NV (a)	3,819	60,455
Avid Technology, Inc. (a)	13,944	105,696
Aware, Inc.	5,633	30,869
Bankrate, Inc. (a)(b)	21,539	268,161
Bazaarvoice, Inc. (a)	4,931	46,105
Blackbaud, Inc.	21,022	479,932
Blucora, Inc. (a)	18,628	292,646
Bottomline Technologies, Inc. (a)	16,278	429,576
Brightcove, Inc. (a)	2,802	25,330
BroadSoft, Inc. (a)(b)	12,806	465,242
CACI International, Inc., Class A (a)	10,525	579,191
Callidus Software, Inc. (a)	16,148	73,312
Ciber, Inc. (a)	33,806	112,912
CommVault Systems, Inc. (a)(b)	20,801	1,450,038
Computer Task Group, Inc. (a)	7,094	129,324
ComScore, Inc. (a)	16,440	226,543
Comverse Technology, Inc. (a)	101,915	391,354
Cornerstone OnDemand, Inc. (a)	15,657	462,351
CSG Systems International, Inc. (a)(b)	15,757	286,462
DealerTrack Holdings, Inc. (a)	19,760	567,507
Demand Media, Inc.	13,930	129,410
Demandware, Inc.	3,045	83,189
Digimarc Corp.	3,288	68,062
Digital River, Inc. (a)	17,131	246,515
EarthLink, Inc.	49,263	318,239
Ebix, Inc. (b)	13,187	211,915
Envestnet, Inc. (a)	9,842	137,296
EPAM Systems, Inc. (a)	2,305	41,720
EPIQ Systems, Inc.	14,621	186,856
ePlus, Inc.	1,796	74,247
ExactTarget, Inc. (a)	4,551	91,020
FalconStor Software, Inc. (a)	14,670	34,181
Guidance Software, Inc. (a)	6,670	79,173
Guidewire Software, Inc. (a)	9,521	282,964
ICG Group, Inc. (a)	17,285	197,568
iGate Corp. (a)	14,874	234,563

See Notes to Financial Statements.

22	BLACKROCK SMALL CAP INDEX FUND	DECEMBER 31, 2012

Schedule of Investments (continued)	Master Small Cap Index Series (Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Computer Services Software & Systems (continued)
Imperva, Inc. (a)	4,543	$143,241
Infoblox, Inc. (a)	3,667	65,896
Interactive Intelligence Group, Inc. (a)	6,837	229,313
Internap Network Services Corp. (a)	24,587	170,634
IntraLinks Holdings, Inc. (a)	16,989	104,822
Jive Software, Inc. (a)	7,575	110,065
Keynote Systems, Inc.	7,294	102,772
The KEYW Holding Corp. (a)	11,514	146,113
Limelight Networks, Inc. (a)	28,228	62,666
Lionbridge Technologies, Inc. (a)	26,241	105,489
LivePerson, Inc. (a)	25,612	336,542
LogMeIn, Inc. (a)	10,288	230,554
Manhattan Associates, Inc. (a)	9,459	570,756
Mantech International Corp., Class A (b)	10,722	278,129
Mattersight Corp. (a)	4,772	23,717
MeetMe, Inc. (b)	8,922	31,138
Mentor Graphics Corp. (a)(b)	43,365	738,072
Mercury Computer Systems, Inc. (a)	14,417	132,636
MicroStrategy, Inc., Class A (a)	3,969	370,625
Millennial Media, Inc. (a)	5,365	67,223
Moduslink Global Solutions, Inc. (a)	18,607	53,960
Monotype Imaging Holdings, Inc.	17,033	272,187
NetScout Systems, Inc. (a)	17,110	444,689
NIC, Inc.	29,991	490,053
OpenTable, Inc. (a)	10,501	512,449
Parametric Technology Corp. (a)	55,688	1,253,537
PDF Solutions, Inc. (a)	11,244	154,942
Pegasystems, Inc.	8,037	182,279
Perficient, Inc. (a)	14,846	174,886
Pervasive Software, Inc. (a)	6,172	54,993
Progress Software Corp. (a)	29,274	614,461
Proofpoint, Inc. (a)	2,958	36,413
PROS Holdings, Inc. (a)	10,177	186,137
QAD, Inc., Class A (a)	2,847	40,997
QLIK Technologies, Inc. (a)	39,765	863,696
RealNetworks, Inc. (a)	10,097	76,333
RealPage, Inc. (a)	16,699	360,197
Responsys, Inc. (a)	16,716	99,627
Saba Software, Inc. (a)	13,888	121,381
Sapiens International Corp. NV (a)	6,424	25,696
Sapient Corp. (a)	57,424	606,397
SciQuest, Inc. (a)	8,290	131,479
Shutterstock, Inc. (a)	2,381	61,906
Sourcefire, Inc. (a)	13,771	650,267
Spark Networks, Inc. (a)	5,301	41,348
SPS Commerce, Inc. (a)	5,742	214,004
SS&C Technologies Holdings, Inc. (a)	15,783	364,903
Support.com, Inc. (a)	22,787	95,250
Synacor, Inc. (a)	3,018	16,508
Synchronoss Technologies, Inc. (a)	12,889	271,829
SYNNEX Corp. (a)(b)	12,183	418,852
Syntel, Inc.	7,169	384,187
Tangoe, Inc. (a)	13,876	164,708
TechTarget, Inc. (a)	7,117	39,499
TNS, Inc. (a)	11,337	235,016
Tyler Technologies, Inc. (a)	14,014	678,838
Ultimate Software Group, Inc. (a)	12,400	1,170,684
Unisys Corp. (a)	20,391	352,764
United Online, Inc.	42,243	236,138
Unwired Planet, Inc. (a)	28,985	34,782
Common Stocks	Shares	Value
Computer Services Software & Systems (concluded)
VASCO Data Security International, Inc. (a)	13,162	$107,402
Verint Systems, Inc. (a)(b)	10,124	297,241
VirnetX Holding Corp. (a)(b)	19,548	572,365
Virtusa Corp. (a)	8,635	141,873
Web.com Group, Inc. (a)	16,289	241,077
Websense, Inc. (a)	17,313	260,387
Yelp, Inc. (a)	3,953	74,514
Zillow, Inc. (a)	1,676	46,509
Zix Corp. (a)	28,282	79,190

		29,869,178
Computer Technology — 0.4%
Cray, Inc. (a)	17,224	274,723
Imation Corp. (a)	14,132	65,996
Immersion Corp. (a)	13,137	90,251
Insight Enterprises, Inc. (a)(b)	20,588	357,614
Intermec, Inc. (a)	27,900	275,094
OCZ Technology Group, Inc. (a)(b)	31,331	59,842
PC Connection, Inc.	4,000	46,000
Quantum Corp. (a)	109,516	135,800
Radisys Corp. (a)	10,630	31,677
Safeguard Scientifics, Inc. (a)	9,704	143,134
Silicon Graphics International Corp. (a)	14,893	152,355
STEC, Inc. (a)	16,633	82,001
Super Micro Computer, Inc. (a)	13,563	138,343
Synaptics, Inc. (a)	15,677	469,840
Telular Corp.	7,767	73,553

		2,396,223
Construction — 0.5%
Aegion Corp. (a)	18,267	405,345
EMCOR Group, Inc.	31,078	1,075,610
Granite Construction, Inc.	18,008	605,429
Great Lakes Dredge & Dock Corp.	27,584	246,325
Orion Marine Group, Inc. (a)	12,643	92,420
Primoris Services Corp.	13,902	209,086
Sterling Construction Co., Inc. (a)	7,599	75,534
Tutor Perini Corp. (a)	16,633	227,872

		2,937,621
Consumer Electronics — 0.2%
RealD, Inc. (a)(b)	20,165	226,050
Skullcandy, Inc. (a)(b)	7,547	58,791
TiVo, Inc. (a)	58,057	715,262
Universal Electronics, Inc. (a)	6,929	134,076
VOXX International Corp. (a)	8,296	55,832
XO Group, Inc. (a)	12,079	112,335
Zagg, Inc. (a)	11,919	87,724

		1,390,070
Consumer Lending — 0.8%
Asset Acceptance Capital Corp. (a)	7,551	33,979
Cash America International, Inc.	13,757	545,740
Credit Acceptance Corp. (a)	3,689	375,097
Encore Capital Group, Inc. (a)	10,285	314,927
Ezcorp, Inc. (a)	22,498	446,810
First Cash Financial Services, Inc. (a)	13,430	666,397
The First Marblehead Corp. (a)	24,003	18,648
MGIC Investment Corp. (a)	88,270	234,798
MoneyGram International, Inc. (a)	10,171	135,173
Nelnet, Inc., Class A	11,240	334,840

See Notes to Financial Statements.

BLACKROCK SMALL CAP INDEX FUND	DECEMBER 31, 2012	23

Schedule of Investments (continued)	Master Small Cap Index Series (Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Consumer Lending (concluded)
Netspend Holdings, Inc. (a)	14,492	$171,295
Nicholas Financial, Inc.	4,819	59,756
Portfolio Recovery Associates, Inc. (a)(b)	8,000	854,880
Regional Management Corp. (a)	2,312	38,264
Tree.com, Inc.	2,914	52,539
World Acceptance Corp. (a)	4,897	365,120

		4,648,263
Consumer Services: Miscellaneous — 0.7%
Chuy’s Holdings, Inc. (a)	3,136	70,058
Coinstar, Inc. (a)	14,559	757,214
Collectors Universe, Inc.	2,524	25,316
Core-Mark Holdings Co., Inc.	5,290	250,482
Del Frisco’s Restaurant Group, Inc. (a)	2,670	41,625
Move, Inc. (a)	18,236	138,411
NutriSystem, Inc.	13,252	108,534
Sotheby’s	31,527	1,059,938
Steiner Leisure Ltd. (a)	7,065	340,462
WEX, Inc. (a)	18,084	1,362,991

		4,155,031
Containers & Packaging — 0.2%
AEP Industries, Inc. (a)	1,929	114,255
Berry Plastics Group, Inc. (a)	13,607	218,800
Graphic Packaging Holding Co. (a)	77,925	503,395
Myers Industries, Inc.	15,611	236,507
UFP Technologies, Inc. (a)	2,467	44,209

		1,117,166
Copper — 0.0%
Revett Minerals, Inc. (a)	11,432	32,238
Cosmetics — 0.1%
Elizabeth Arden, Inc. (a)	11,736	528,237
Inter Parfums, Inc.	7,661	149,083
Revlon, Inc., Class A (a)	5,199	75,386

		752,706
Diversified Financial Services — 0.7%
California First National Bancorp	1,115	16,669
DFC Global Corp. (a)	20,570	380,751
Duff & Phelps Corp.	14,753	230,442
Evercore Partners, Inc., Class A	13,365	403,489
FBR & Co. (a)	17,694	68,476
Fidus Investment Corp.	5,571	91,643
First California Financial Group, Inc. (a)	10,627	82,041
Greenhill & Co., Inc.	13,576	705,816
Intersections, Inc.	4,230	40,100
Main Street Capital Corp.	14,278	435,622
MidwestOne Financial Group, Inc.	3,144	64,483
Piper Jaffray Cos. (a)	7,105	228,284
Stifel Financial Corp. (a)(b)	25,039	800,497
Triangle Capital Corp.	12,772	325,558

		3,873,871
Diversified Manufacturing Operations — 0.5%
A.M. Castle & Co. (a)	7,774	114,822
Barnes Group, Inc.	25,260	567,340
Federal Signal Corp. (a)	28,853	219,571
Lydall, Inc. (a)	7,917	113,530
OSI Systems, Inc. (a)	9,257	592,818
Common Stocks	Shares	Value
Diversified Manufacturing Operations (concluded)
Raven Industries, Inc.	16,861	$444,456
Standex International Corp.	5,872	301,175
Trimas Corp. (a)	14,987	419,036

		2,772,748
Diversified Materials & Processing — 0.8%
Belden, Inc.	21,183	953,023
Cabot Microelectronics Corp.	10,954	388,977
Clarcor, Inc.	23,402	1,118,148
Encore Wire Corp.	7,664	232,296
Harbinger Group, Inc. (a)	19,157	147,317
Hexcel Corp. (a)	46,343	1,249,407
Insteel Industries, Inc.	8,208	102,436
Koppers Holdings, Inc.	9,643	367,880
NL Industries, Inc.	3,120	35,724
Tredegar Corp.	11,259	229,909
Uranium Energy Corp. (a)(b)	39,671	101,558

		4,926,675
Diversified Media — 0.1%
Belo Corp., Class A	43,605	334,451
EW Scripps Co. (a)	13,914	150,410

		484,861
Diversified Retail — 0.5%
The Bon-Ton Stores, Inc.	5,872	71,169
Fred’s, Inc., CLass A	16,979	225,990
Geeknet, Inc. (a)	2,023	32,570
Gordmans Stores, Inc. (a)	3,999	60,065
HSN, Inc.	17,376	957,070
Overstock.com, Inc. (a)(b)	5,385	77,059
PriceSmart, Inc.	8,476	653,076
Saks, Inc. (a)(b)	51,217	538,291
Tuesday Morning Corp. (a)	19,492	121,825
Winmark Corp.	1,012	57,684

		2,794,799
Drug & Grocery Store Chains — 0.6%
Arden Group, Inc., Class A	521	46,874
Casey’s General Stores, Inc.	17,735	941,728
Harris Teeter Supermarkets	20,469	789,285
Ingles Markets, Inc., Class A	5,669	97,847
Nash Finch Co.	5,630	119,806
The Pantry, Inc. (a)	10,777	130,725
PetMed Express, Inc.	9,432	104,695
Rite Aid Corp. (a)	307,059	417,600
Spartan Stores, Inc.	10,002	153,631
SUPERVALU, Inc. (b)	99,200	245,024
Susser Holdings Corp. (a)	5,204	179,486
Village Super Market, Inc., Class A	3,925	128,976
Weis Markets, Inc.	5,193	203,410

		3,559,087
Education Services — 0.4%
American Public Education, Inc. (a)	8,384	302,746
Bridgepoint Education, Inc. (a)	8,164	84,089
Capella Education Co. (a)	5,904	166,670
Career Education Corp. (a)	24,263	85,406
Corinthian Colleges, Inc. (a)	36,549	89,180
Education Management Corp. (a)	12,320	53,962
Franklin Covey Co. (a)	6,413	82,728

See Notes to Financial Statements.

24	BLACKROCK SMALL CAP INDEX FUND	DECEMBER 31, 2012

Schedule of Investments (continued)	Master Small Cap Index Series (Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Education Services (concluded)
Grand Canyon Education, Inc. (a)	18,580	$436,073
HealthStream, Inc. (a)	9,079	220,710
K12, Inc. (a)	12,426	253,987
Lincoln Educational Services Corp.	10,659	59,584
National American University Holdings, Inc.	4,853	18,684
Rosetta Stone, Inc. (a)	5,003	61,737
Strayer Education, Inc.	5,538	311,069
Universal Technical Institute, Inc.	10,021	100,611

		2,327,236
Electronic Components — 0.8%
3D Systems Corp. (a)(b)	21,798	1,162,923
Acacia Research Corp. (a)	23,141	593,567
Checkpoint Systems, Inc. (a)	18,737	201,235
InvenSense, Inc. (a)	16,987	188,726
Kemet Corp. (a)	20,973	105,494
Methode Electronics, Inc.	17,212	172,636
Multi-Fineline Electronix, Inc. (a)	4,087	82,598
Neonode, Inc. (a)	10,334	50,223
NVE Corp. (a)	2,244	124,520
Park Electrochemical Corp.	9,652	248,346
Rogers Corp. (a)	7,555	375,181
Sanmina Corp. (a)	37,922	419,797
ScanSource, Inc. (a)	12,782	406,084
TTM Technologies, Inc. (a)	24,660	226,872
Universal Display Corp. (a)	18,505	474,098
Viasystems Group, Inc. (a)	1,733	21,143

		4,853,443
Electronic Entertainment — 0.1%
DTS, Inc. (a)	8,543	142,668
Glu Mobile, Inc. (a)(b)	25,667	58,778
Take-Two Interactive Software, Inc. (a)	36,432	401,116

		602,562
Electronics — 0.4%
Agilysys, Inc. (a)	6,684	55,945
American Science & Engineering, Inc.	3,914	255,232
Coherent, Inc.	11,001	556,871
Daktronics, Inc.	16,889	186,961
II-VI, Inc. (a)	24,450	446,701
iRobot Corp. (a)	12,796	239,797
Newport Corp. (a)(b)	17,717	238,294
Richardson Electronics Ltd.	5,908	66,878
Rofin-Sinar Technologies, Inc. (a)	13,276	287,824

		2,334,503
Energy Equipment — 0.3%
C&J Energy Services, Inc. (a)	20,721	444,258
Capstone Turbine Corp. (a)	133,145	118,499
Enphase Energy, Inc. (a)	3,675	13,414
First Solar, Inc. (a)	28,052	866,246
FuelCell Energy, Inc. (a)	70,516	64,663
Matador Resources Co. (a)	6,497	53,275
STR Holdings, Inc. (a)	14,231	35,862
SunPower Corp. (a)	18,588	104,465

		1,700,682
Common Stocks	Shares	Value
Energy Equipment & Services — 0.1%
Geospace Technologies Corp. (a)(b)	5,938	$527,710
Pioneer Energy Services Corp. (a)	28,789	209,008

		736,718
Engineering & Contracting Services — 0.5%
Argan, Inc.	4,571	82,278
Dycom Industries, Inc. (a)	15,682	310,504
Exponent, Inc. (a)	6,202	346,258
Furmamite Corp. (a)	17,467	93,798
Hill International, Inc. (a)	10,600	38,796
Layne Christensen Co. (a)	9,231	224,036
Mastec, Inc. (a)	25,521	636,239
Michael Baker Corp.	3,997	99,645
Mistras Group, Inc. (a)	7,245	178,879
MYR Group, Inc. (a)	9,533	212,109
Tetra Tech, Inc. (a)	29,510	780,539
VSE Corp.	1,801	44,142

		3,047,223
Entertainment — 0.4%
Ascent Capital Group, Inc., Class A (a)	6,560	406,326
Carmike Cinemas, Inc. (a)	8,268	124,020
Lions Gate Entertainment Corp. (a)	39,493	647,685
Live Nation Entertainment, Inc. (a)(b)	65,169	606,723
Reading International, Inc., Class A (a)	7,494	45,039
Rentrak Corp. (a)	4,348	84,743
SHFL Entertainment, Inc. (a)	25,541	370,345
World Wrestling Entertainment, Inc.	12,658	99,872

		2,384,753
Environmental, Maintenance, & Security Service — 0.7%
ABM Industries, Inc.	25,005	498,850
The Brink’s Co.	21,995	627,517
G&K Services, Inc., Class A	8,793	300,281
The Geo Group, Inc.	32,834	925,919
Healthcare Services Group, Inc.	31,271	726,425
Mac-Gray Corp.	5,509	69,138
Standard Parking Corp. (a)	7,216	158,680
Swisher Hygiene, Inc. (a)	52,371	91,649
Unifirst Corp.	6,722	492,857

		3,891,316
Fertilizers — 0.0%
Rentech, Inc.	60,976	160,367
Financial Data & Systems — 0.5%
Advent Software, Inc. (a)	14,696	314,201
Cardtronics, Inc. (a)	20,510	486,907
Cass Information Systems, Inc.	4,721	199,226
Euronet Worldwide, Inc. (a)	23,588	556,677
Fair Isaac Corp.	15,947	670,253
Global Cash Access, Inc. (a)	14,592	114,401
Green Dot Corp., Class A (a)	11,303	137,897
Heartland Payment Systems, Inc.	18,046	532,357
Higher One Holdings, Inc. (a)(b)	14,984	157,931

		3,169,850
Food & Staples Retailing — 0.0%
Natural Grocers by Vitamin Cottage, Inc. (a)	3,273	62,482

See Notes to Financial Statements.

BLACKROCK SMALL CAP INDEX FUND	DECEMBER 31, 2012	25

Schedule of Investments (continued)	Master Small Cap Index Series (Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Foods — 1.3%
Annie’s, Inc. (a)	2,329	$77,858
B&G Foods, Inc., Class A	24,479	693,000
The Chefs’ Warehouse, Inc. (a)	5,045	79,761
Chiquita Brands International, Inc. (a)	21,342	176,072
Diamond Foods, Inc. (b)	10,303	140,842
Dole Food Co., Inc. (a)	16,644	190,907
The Hain Celestial Group, Inc. (a)(b)	17,158	930,307
Inventure Foods, Inc. (a)	6,015	39,037
J&J Snack Foods Corp.	6,881	439,971
John B. Sanfilippo & Son, Inc.	3,657	66,484
Lancaster Colony Corp.	8,596	594,757
Lifeway Foods, Inc.	2,060	18,004
Medifast, Inc. (a)	6,469	170,717
Natures Sunshine Prods, Inc.	5,257	76,121
Nutraceutical International Corp.	4,014	66,392
Omega Protein Corp. (a)	8,946	54,750
Post Holdings, Inc. (a)	12,650	433,262
Roundy’s, Inc. (b)	9,528	42,400
Seneca Foods Corp. (a)	4,137	125,765
Smart Balance, Inc. (a)	27,464	354,286
Snyders-Lance, Inc.	20,553	495,533
Synutra International, Inc. (a)	8,096	37,484
Tootsie Roll Industries, Inc.	11,000	285,120
TreeHouse Foods, Inc. (a)	16,704	870,780
United Natural Foods, Inc. (a)	22,728	1,217,994
Westway Group, Inc. (a)	5,457	36,398

		7,714,002
Forest Products — 0.1%
Deltic Timber Corp.	5,057	357,125
Universal Forest Products, Inc.	9,170	348,827

		705,952
Forms & Bulk Printing Services — 0.3%
Consolidated Graphics, Inc. (a)	3,650	127,458
Deluxe Corp.	23,728	764,991
Ennis, Inc.	12,109	187,326
Innerworkings, Inc. (a)	14,775	203,599
Multi-Color Corp.	6,209	148,954
Quad/Graphics, Inc.	11,690	238,359
Schawk, Inc.	5,512	72,538

		1,743,225
Funeral Parlors & Cemeteries — 0.2%
Carriage Services, Inc.	7,447	88,396
Hillenbrand, Inc.	25,703	581,145
Matthews International Corp., Class A	13,077	419,772
Stewart Enterprises, Inc., Class A	34,929	266,857

		1,356,170
Gas Pipeline — 0.2%
Crosstex Energy, Inc.	19,461	279,071
SemGroup Corp. (a)	19,740	771,439

		1,050,510
Glass — 0.1%
Apogee Enterprises, Inc.	13,216	316,788
Gold — 0.3%
Coeur d’Alene Mines Corp. (a)	41,843	1,029,338
Gold Reserve, Inc. (a)	24,332	80,539
Common Stocks	Shares	Value
Gold (concluded)
Gold Resource Corp.	13,864	$213,644
Golden Star Resources Ltd. (a)	120,288	221,330
Midway Gold Corp. (a)	59,782	83,097
Vista Gold Corp. (a)	26,968	72,813

		1,700,761
Health Care Facilities — 0.7%
Amsurg Corp. (a)	14,714	441,567
Assisted Living Concepts, Inc.	9,142	89,135
Capital Senior Living Corp. (a)	13,137	245,531
Emeritus Corp. (a)	14,307	353,669
The Ensign Group, Inc.	8,095	220,103
Five Star Quality Care, Inc. (a)	14,232	71,302
Hanger Orthopedic Group, Inc. (a)	15,869	434,176
HealthSouth Corp. (a)	44,455	938,445
Kindred Healthcare, Inc. (a)	24,588	266,042
National Healthcare Corp.	4,901	230,445
Select Medical Holdings Corp.	16,302	153,728
Skilled Healthcare Group, Inc., Class A (a)	8,804	56,081
Sunrise Senior Living, Inc. (a)	27,137	390,230
US Physical Therapy, Inc.	5,500	151,470
Vanguard Health Systems, Inc. (a)	14,727	180,406

		4,222,330
Health Care Management Services — 0.7%
Bioscript, Inc. (a)	20,488	220,656
Centene Corp. (a)	23,994	983,754
Computer Programs & Systems, Inc.	5,154	259,452
Magellan Health Services, Inc. (a)	12,717	623,133
Molina Healthcare, Inc. (a)	13,971	378,055
National Research Corp.	1,138	61,680
Triple-S Management Corp. (a)	8,966	165,602
Universal American Corp.	17,503	150,351
WellCare Health Plans, Inc. (a)	20,074	977,403

		3,820,086
Health Care Services — 1.6%
Acadia Healthcare Co., Inc. (a)(b)	12,564	293,118
Accretive Health, Inc. (a)	26,257	303,531
Air Methods Corp.	17,910	660,700
Almost Family, Inc.	3,846	77,920
Amedisys, Inc. (a)	14,015	157,949
AMN Healthcare Services, Inc. (a)	20,640	238,392
athenahealth, Inc. (a)	16,685	1,225,513
Chemed Corp.	8,958	614,429
Chindex International, Inc. (a)	5,381	56,501
Corvel Corp. (a)	2,929	131,307
Cross Country Healthcare, Inc. (a)	12,638	60,662
ePocrates, Inc. (a)	8,557	75,473
ExamWorks Group, Inc. (a)	13,604	190,320
Gentiva Health Services, Inc. (a)	14,146	142,167
Globus Medical, Inc., Class A (a)	4,605	48,306
Greenway Medical Technologies (a)	3,720	57,139
Healthways, Inc. (a)	15,574	166,642
HMS Holdings Corp. (a)(b)	40,004	1,036,904
IPC The Hospitalist Co., Inc. (a)	7,720	306,561
LHC Group, Inc. (a)	7,298	155,447
Medidata Solutions, Inc. (a)	10,337	405,107
MWI Veterinary Supply, Inc. (a)	5,922	651,420
Omnicell, Inc. (a)	15,571	231,541

See Notes to Financial Statements.

26	BLACKROCK SMALL CAP INDEX FUND	DECEMBER 31, 2012

Schedule of Investments (continued)	Master Small Cap Index Series (Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Health Care Services (concluded)
PharMerica Corp. (a)(b)	13,721	$195,387
Quality Systems, Inc.	18,496	321,091
Ryman Hospitality Properties	14,774	568,208
Team Health Holdings, Inc. (a)	13,170	378,901
WebMD Health Corp. (a)	23,585	338,209

		9,088,845
Health Care: Miscellaneous — 0.1%
MedAssets, Inc. (a)	27,094	454,367
The Providence Service Corp. (a)	6,081	103,316

		557,683
Home Building — 0.6%
Beazer Homes USA, Inc. (a)	11,496	194,167
Hovnanian Enterprises, Inc., Class A (a)(b)	49,147	344,029
KB Home	35,971	568,342
M/I Homes, Inc. (a)(b)	9,992	264,788
MDC Holdings, Inc.	17,848	656,093
Meritage Homes Corp. (a)	14,259	532,574
Ryland Group, Inc.	20,790	758,835
Standard-Pacific Corp. (a)	53,989	396,819

		3,715,647
Hotel/Motel — 0.2%
Bloomin’ Brands, Inc. (a)	8,543	133,613
Marcus Corp.	8,967	111,818
Morgans Hotel Group Co. (a)	10,081	55,849
Orient Express Hotels Ltd., Class A (a)	44,695	522,485
Red Lion Hotels Corp. (a)	6,278	49,533

		873,298
Household Appliances — 0.0%
National Presto Industries, Inc.	2,250	155,475
Household Equipment & Products — 0.2%
American Greetings Corp., Class A	14,709	248,435
Blyth, Inc.	4,890	76,040
Central Garden & Pet Co., Class A (a)	17,941	187,483
CSS Industries, Inc.	4,445	97,301
Helen of Troy Ltd. (a)(b)	14,739	492,135
Libbey, Inc. (a)	9,545	184,696

		1,286,090
Household Furnishings — 0.3%
American Woodmark Corp. (a)	4,523	125,830
Bassett Furniture Industries, Inc.	5,277	65,804
Ethan Allen Interiors, Inc.	11,275	289,880
Flexsteel Industries, Inc.	2,024	43,415
Hooker Furniture Corp.	5,005	72,723
Kirkland’s, Inc. (a)	6,195	65,605
La-Z-Boy, Inc.	24,112	341,185
Lifetime Brands, Inc.	4,516	47,915
Sealy Corp. (a)(b)	23,014	49,940
Select Comfort Corp. (a)	26,435	691,804

		1,794,101
Insurance: Life — 0.5%
American Equity Investment Life Holding Co.	27,578	336,727
Citizens, Inc. (a)(b)	17,803	196,723
CNO Financial Group, Inc.	97,189	906,773
FBL Financial Group, Inc., Class A	4,441	151,927
Independence Holding Co.	3,730	35,510
Common Stocks	Shares	Value
Insurance: Life (concluded)
Kansas City Life Insurance Co.	1,881	$71,779
National Western Life Insurance Co., Class A	979	154,428
The Phoenix Cos., Inc. (a)	2,667	65,955
Primerica, Inc.	21,535	646,265
Symetra Financial Corp.	35,641	462,620

		3,028,707
Insurance: Multi-Line — 0.5%
Alterra Capital Holdings Ltd.	39,908	1,125,006
Crawford & Co., Class B	12,359	98,625
Eastern Insurance Holdings, Inc.	3,032	51,787
eHealth, Inc. (a)	9,216	253,256
Fortegra Financial Corp. (a)	3,345	29,737
Horace Mann Educators Corp.	18,421	367,683
Maiden Holdings Ltd.	23,516	216,112
Pico Holdings, Inc. (a)	10,622	215,308
Platinum Underwriters Holdings Ltd.	15,335	705,410

		3,062,924
Insurance: Property-Casualty — 1.4%
American Safety Insurance Holdings Ltd. (a)	4,236	80,145
Amerisafe, Inc. (a)	8,487	231,271
AmTrust Financial Services, Inc.	12,618	362,010
Argo Group International Holdings Ltd.	12,060	405,095
Baldwin & Lyons, Inc., Class B	4,338	103,505
Donegal Group, Inc., Class A	3,743	52,552
EMC Insurance Group, Inc.	2,177	51,987
Employers Holdings, Inc.	10,430	214,649
Enstar Group Ltd. (a)	3,918	438,738
First American Financial Corp.	49,554	1,193,756
Global Indemnity Plc (a)	4,781	105,804
Greenlight Capital Re Ltd. (a)	13,111	302,602
Hallmark Financial Services, Inc. (a)	6,614	62,105
Hilltop Holdings, Inc. (a)	18,546	251,113
Homeowners Choice, Inc.	3,976	82,661
Infinity Property & Casualty Corp.	5,526	321,834
Investors Title Co.	578	34,680
Meadowbrook Insurance Group, Inc.	23,786	137,483
Montpelier Re Holdings Ltd. (b)	23,449	536,044
National Interstate Corp.	2,977	85,797
Navigators Group, Inc. (a)	4,660	237,986
OneBeacon Insurance Group Ltd.	10,777	149,800
Radian Group, Inc.	62,293	380,610
RLI Corp.	9,942	642,850
Safety Insurance Group, Inc.	5,988	276,466
SeaBright Holdings, Inc.	9,351	103,516
Selective Insurance Group, Inc.	25,728	495,779
State Auto Financial Corp.	7,014	104,789
Stewart Information Services Corp.	8,572	222,872
Tower Group, Inc.	16,288	289,438
United Fire Group, Inc.	9,399	205,274
Universal Insurance Holdings, Inc.	9,518	41,689

		8,204,900
International Trade & Diversified Logistic — 0.0%
Global Sources Ltd. (a)	8,802	57,037
Internet & Catalog Retail — 0.0%
Kayak Software Corp. (a)	1,638	65,061
Vitacost.com, Inc. (a)	10,259	69,556

		134,617

See Notes to Financial Statements.

BLACKROCK SMALL CAP INDEX FUND	DECEMBER 31, 2012	27

Schedule of Investments (continued)	Master Small Cap Index Series (Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Internet Software & Services — 0.0%
E2open, Inc.	2,149	$30,430
Leisure Time — 1.2%
Black Diamond, Inc. (a)	9,501	77,908
Bluegreen Corp. (a)	6,759	63,399
Callaway Golf Co.	30,225	196,463
Churchill Downs, Inc.	6,034	400,959
International Speedway Corp., Class A	12,840	354,641
Interval Leisure Group, Inc.	18,006	349,136
Johnson Outdoors, Inc. (a)	2,544	50,677
Life Time Fitness, Inc. (a)	19,934	980,952
Marriott Vacations Worldwide Corp. (a)	12,207	508,666
Orbitz Worldwide, Inc. (a)	10,579	28,775
Pool Corp.	22,082	934,510
Premier Exhibitions, Inc. (a)	11,852	32,119
Six Flags Entertainment Corp.	18,472	1,130,486
Smith & Wesson Holding Corp. (a)	30,240	255,226
Speedway Motorsports, Inc.	5,317	94,855
Steinway Musical Instruments, Inc. (a)	3,103	65,628
Sturm Ruger & Co., Inc. (b)	8,919	404,923
Town Sports International Holdings, Inc.	10,756	114,551
Vail Resorts, Inc.	16,707	903,682
West Marine, Inc. (a)	6,885	74,014

		7,021,570
Luxury Items — 0.0%
Movado Group, Inc.	8,199	251,545
Machinery: Agricultural — 0.2%
Alamo Group, Inc.	3,203	104,546
Lindsay Manufacturing Co.	5,918	474,150
Titan International, Inc.	22,230	482,836
Titan Machinery, Inc. (a)	7,859	194,117

		1,255,649
Machinery: Construction & Handling — 0.1%
Astec Industries, Inc.	9,318	310,569
Douglas Dynamics, Inc.	10,293	148,116
NACCO Industries, Inc., Class A	2,564	155,609

		614,294
Machinery: Engines — 0.1%
Briggs & Stratton Corp.	22,665	477,778
Machinery: Industrial — 1.4%
Actuant Corp., Class A	33,917	946,623
Altra Holdings, Inc.	12,511	275,868
Applied Industrial Technologies, Inc.	19,658	825,833
Chart Industries, Inc. (a)(b)	13,929	928,646
Columbus McKinnon Corp. (a)	8,942	147,722
DXP Enterprises, Inc. (a)	4,086	200,500
EnPro Industries, Inc. (a)	9,535	389,981
Flow International Corp. (a)	22,268	77,938
Graham Corp.	4,621	90,110
Hardinge, Inc.	5,437	54,044
Hyster-Yale Materials Handling, Inc.	5,098	248,782
John Bean Technologies Corp.	13,418	238,438
Kadant, Inc. (a)	5,402	143,207
Middleby Corp. (a)	8,711	1,116,837
MTS Systems Corp.	7,471	380,498
Omega Flex, Inc.	1,265	15,635
Proto Labs, Inc. (a)	2,349	92,598
Sauer-Danfoss, Inc.	5,470	291,934
Common Stocks	Shares	Value
Machinery: Industrial (concluded)
Tennant Co.	8,766	$385,266
Twin Disc, Inc.	3,946	68,779
Woodward, Inc.	32,207	1,228,053

		8,147,292
Machinery: Specialty — 0.1%
Albany International Corp., Class A	12,825	290,871
Cascade Corp.	4,232	272,118
Hurco Cos., Inc. (a)	2,972	68,356

		631,345
Manufactured Housing — 0.0%
Cavco Industries, Inc. (a)	3,193	159,586
Medical & Dental Instruments & Supplies — 2.4%
Abiomed, Inc. (a)	15,605	210,043
Align Technology, Inc. (a)	33,486	929,236
Alphatec Holdings, Inc. (a)	25,854	42,659
AngioDynamics, Inc. (a)	11,367	124,923
Anika Therapeutics, Inc. (a)	5,600	55,664
Antares Pharma, Inc. (a)	49,879	190,039
AtriCure, Inc. (a)	6,904	47,638
Atrion Corp.	729	142,884
Cantel Medical Corp.	9,874	293,554
Cardiovascular Systems, Inc. (a)	7,847	98,480
Cerus Corp. (a)	25,484	80,529
Conceptus, Inc. (a)(b)	14,594	306,620
CONMED Corp.	13,161	367,850
CryoLife, Inc.	12,896	80,342
Derma Sciences, Inc. (a)	5,362	59,572
Endologix, Inc. (a)	25,787	367,207
Exactech, Inc. (a)	3,907	66,224
Hansen Medical, Inc. (a)	26,059	54,203
Heartware International, Inc. (a)	6,572	551,719
ICU Medical, Inc. (a)	5,817	354,430
Insulet Corp. (a)	22,246	472,060
Integra LifeSciences Holdings Corp. (a)	9,064	353,224
Invacare Corp.	14,771	240,767
Landauer, Inc.	4,382	268,222
MAKO Surgical Corp. (a)	18,372	236,448
Meridian Bioscience, Inc.	19,271	390,238
Merit Medical Systems, Inc. (a)	19,549	271,731
Navidea Biopharmaceuticals, Inc. (a)(b)	45,055	127,506
Neogen Corp. (a)(b)	10,969	497,115
NuVasive, Inc. (a)	20,108	310,870
OraSure Technologies, Inc. (a)	25,370	182,157
Orthofix International NV (a)	8,701	342,210
Owens & Minor, Inc.	29,592	843,668
PSS World Medical, Inc. (a)	23,493	678,478
Quidel Corp. (a)	13,101	244,596
Rochester Medical Corp. (a)	4,949	49,886
Rockwell Medical Technologies, Inc. (a)	9,753	78,512
Staar Surgical Co. (a)	16,991	103,645
Steris Corp.	26,934	935,418
SurModics, Inc. (a)	5,960	133,266
Symmetry Medical, Inc. (a)	17,023	179,082
Tornier NV (a)	7,418	124,548
Unilife Corp. (a)	37,579	85,304
Utah Medical Products, Inc.	1,467	52,885
Vascular Solutions, Inc. (a)	7,546	119,227
Volcano Corp. (a)	24,789	585,268

See Notes to Financial Statements.

28	BLACKROCK SMALL CAP INDEX FUND	DECEMBER 31, 2012

Schedule of Investments (continued)	Master Small Cap Index Series (Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Medical & Dental Instruments & Supplies (concluded)
West Pharmaceutical Services, Inc.	15,775	$863,681
Wright Medical Group, Inc. (a)	18,295	384,012
Young Innovations, Inc.	2,555	100,692

		13,678,532
Medical Equipment — 1.0%
Abaxis, Inc.	10,103	374,821
Accuray, Inc. (a)	33,255	213,830
Affymetrix, Inc. (a)	33,145	105,070
Analogic Corp.	5,709	424,179
ArthroCare Corp. (a)	12,870	445,173
Cyberonics, Inc. (a)	12,833	674,117
Cynosure, Inc., Class A (a)	5,754	138,729
DexCom, Inc. (a)	31,934	434,622
EnteroMedics, Inc. (a)	12,573	35,204
Fluidigm Corp. (a)(b)	11,288	161,531
Greatbatch, Inc. (a)	10,948	254,431
Haemonetics Corp. (a)	23,576	962,844
Luminex Corp. (a)	19,473	326,367
Masimo Corp.	23,255	488,588
Merge Healthcare, Inc. (a)	27,642	68,276
Natus Medical, Inc. (a)	13,693	153,088
NxStage Medical, Inc. (a)	24,125	271,406
Palomar Medical Technologies, Inc. (a)	9,075	83,581
Solta Medical, Inc. (a)	32,064	85,611
Spectranetic Corp. (a)	15,992	236,202
Zeltiq Aesthetics, Inc. (a)	8,059	37,313

		5,974,983
Medical Services — 0.2%
Bio-Reference Labs, Inc. (a)	11,466	328,960
Parexel International Corp. (a)	27,880	824,969

		1,153,929
Metal Fabricating — 0.7%
Ampco-Pittsburgh Corp.	3,999	79,900
Compx International, Inc.	465	6,478
Dynamic Materials Corp.	6,298	87,542
The Eastern Co.	2,903	45,926
Haynes International, Inc.	5,725	296,956
Kaydon Corp.	14,951	357,777
L.B. Foster Co., Class A	4,233	183,882
Metals USA Holdings Corp.	5,401	94,464
Mueller Industries, Inc.	9,235	462,027
Mueller Water Products, Inc., Series A	73,107	410,130
NN, Inc. (a)	7,984	73,133
Northwest Pipe Co. (a)	4,324	103,171
RBC Bearings, Inc. (a)	10,318	516,622
Rexnord Corp. (a)	13,397	285,356
RTI International Metals, Inc. (a)	14,102	388,651
Worthington Industries, Inc.	24,361	633,142

		4,025,157
Metals & Minerals: Diversified — 0.7%
AMCOL International Corp.	11,748	360,429
General Moly, Inc. (a)	31,299	125,509
Globe Specialty Metals, Inc.	28,627	393,621
Hecla Mining Co.	132,791	774,172
Materion Corp.	9,497	244,833
McEwen Mining, Inc. (a)	100,935	386,581
Minerals Technologies, Inc.	16,483	658,001
Common Stocks	Shares	Value
Metals & Minerals: Diversified (concluded)
Oil-Dri Corp. of America	2,271	$62,680
Paramount Gold and Silver Corp. (a)	60,457	140,260
SunCoke Energy, Inc. (a)	32,569	507,751
United States Lime & Minerals, Inc. (a)	787	37,083
Uranerz Energy Corp. (a)	30,659	42,616
US Antimony Corp. (a)	25,527	44,927
US Silica Holdings, Inc. (b)	5,497	91,965

		3,870,428
Miscellaneous Consumer Staples — 0.1%
Spectrum Brands Holdings, Inc. (a)	10,708	481,110
Office Supplies & Equipment — 0.6%
ACCO Brands Corp. (a)	52,617	386,209
AT Cross Co., Class A (a)	4,426	47,712
Electronics for Imaging, Inc. (a)	21,562	409,462
Herman Miller, Inc.	27,152	581,596
HNI Corp.	21,246	638,655
Kimball International, Inc., Class B	15,177	176,205
Knoll, Inc.	22,317	342,789
Steelcase, Inc., Class A	35,506	452,346
United Stationers, Inc.	18,909	585,990

		3,620,964
Offshore Drilling & Other Services — 0.1%
Hercules Offshore, Inc. (a)	73,879	456,572
Vantage Drilling Co. (a)	88,873	162,638

		619,210
Oil Well Equipment & Services — 1.4%
Basic Energy Services, Inc. (a)	14,366	163,916
Bolt Technology Corp.	3,962	56,538
Cal Dive International, Inc. (a)	45,131	78,077
Dawson Geophysical Co. (a)	3,684	97,184
Dril-Quip, Inc. (a)	18,713	1,366,985
Edgen Group, Inc. (a)	6,712	47,387
Exterran Holdings, Inc. (a)	30,191	661,787
Flotek Industries, Inc. (a)	23,049	281,198
Forbes Energy Services Ltd. (a)	6,579	16,645
Forum Energy Technologies, Inc. (a)	10,344	256,014
Global Geophysical Services, Inc. (a)	8,936	34,404
Gulf Island Fabrication, Inc.	6,709	161,217
Helix Energy Solutions Group, Inc. (a)	49,196	1,015,405
Hornbeck Offshore Services, Inc. (a)	16,445	564,721
ION Geophysical Corp. (a)(b)	61,436	399,948
Key Energy Services, Inc. (a)	70,382	489,155
Lufkin Industries, Inc.	15,652	909,851
Matrix Service Co. (a)	11,981	137,781
Mitcham Industries, Inc. (a)	5,934	80,880
Natural Gas Services Group, Inc. (a)	5,695	93,512
Newpark Resources, Inc. (a)	41,872	328,695
Parker Drilling Co. (a)	54,790	252,034
RigNet, Inc. (a)	5,641	115,246
Tesco Corp. (a)	14,158	161,260
Tetra Technologies, Inc. (a)	36,155	274,416
TGC Industries, Inc.	6,876	56,314
Willbros Group, Inc. (a)	18,203	97,568

		8,198,138
Oil, Gas & Consumable Fuels — 0.1%
Emerald Oil, Inc. (a)	7,470	39,143
EPL Oil & Gas, Inc. (a)	12,942	291,842

		330,985

See Notes to Financial Statements.

BLACKROCK SMALL CAP INDEX FUND	DECEMBER 31, 2012	29

Schedule of Investments (continued)	Master Small Cap Index Series (Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Oil: Crude Producers — 2.6%
Abraxas Petroleum Corp. (a)	38,555	$84,435
Apco Oil and Gas International, Inc.	4,305	52,995
Approach Resources, Inc. (a)	15,502	387,705
Berry Petroleum Co., Class A	24,395	818,452
Bill Barrett Corp. (a)	22,417	398,798
Bonanza Creek Energy, Inc. (a)(b)	4,631	128,696
BPZ Resources, Inc. (a)(b)	48,687	153,364
Callon Petroleum Co. (a)	18,453	86,729
Carrizo Oil & Gas, Inc. (a)	18,422	385,388
Ceres, Inc. (a)	3,130	14,210
Clayton Williams Energy, Inc. (a)	2,746	109,840
Comstock Resources, Inc. (a)	22,373	338,504
Contango Oil & Gas Co.	5,933	251,322
Crimson Exploration, Inc. (a)	9,888	27,093
Diamondback Energy, Inc. (a)	6,630	126,766
Endeavour International Corp. (a)(b)	21,690	112,354
Energy XXI Bermuda Ltd.	36,728	1,182,274
Evolution Petroleum Corp. (a)(b)	7,613	61,894
Forest Oil Corp. (a)(b)	54,873	367,100
FX Energy, Inc. (a)	24,686	101,459
Gastar Exploration Ltd. (a)	26,210	31,714
Goodrich Petroleum Corp. (a)	12,112	112,884
Gulfport Energy Corp. (a)	25,934	991,197
Halcon Resources Corp. (a)	51,916	359,259
Harvest Natural Resources, Inc. (a)	18,296	165,945
Isramco, Inc. (a)	470	48,875
Kodiak Oil & Gas Corp. (a)	122,722	1,086,090
Magnum Hunter Resources Corp. (a)	68,702	274,121
McMoRan Exploration Co. (a)	47,292	759,037
Midstates Petroleum Co., Inc. (a)	11,322	78,009
Northern Oil and Gas, Inc. (a)	29,578	497,502
Oasis Petroleum, Inc. (a)	37,176	1,182,197
Panhandle Oil & Gas, Inc.	3,226	91,070
PDC Energy, Inc. (a)	13,950	463,280
Penn Virginia Corp.	25,730	113,469
Petroquest Energy, Inc. (a)	26,420	130,779
Quicksilver Resources, Inc. (a)	54,761	156,616
Resolute Energy Corp. (a)	22,386	181,998
Rex Energy Corp. (a)	20,109	261,819
Rosetta Resources, Inc. (a)	24,630	1,117,217
Sanchez Energy Corp. (a)	5,393	97,074
Saratoga Resources, Inc. (a)	9,520	33,701
Stone Energy Corp. (a)	23,038	472,740
Swift Energy Co. (a)	19,946	306,969
Synergy Resources Corp. (a)	18,164	97,904
Triangle Petroleum Corp. (a)	20,695	123,963
Vaalco Energy, Inc. (a)	26,942	233,048
W&T Offshore, Inc.	16,212	259,878
Warren Resources, Inc. (a)	33,488	94,101
ZaZa Energy Corp. (a)	11,631	23,844

		15,035,678
Oil: Integrated — 0.1%
Targa Resources, Inc.	13,479	712,230
Oil: Refining & Marketing — 0.4%
Adams Resources & Energy, Inc.	1,126	39,489
Alon USA Energy, Inc.	4,818	87,158
Arabian American Development Co. (a)	9,802	81,455
Clean Energy Fuels Corp. (a)(b)	31,149	387,805
Common Stocks	Shares	Value
Oil: Refining & Marketing (concluded)
CVR Energy, Inc. (a)	7,842	$382,611
Delek US Holdings, Inc.	8,138	206,054
Miller Energy Resources, Inc. (a)	14,671	58,097
Renewable Energy Group, Inc. (a)	3,734	21,881
Western Refining, Inc.	26,864	757,296

		2,021,846
Paints & Coatings — 0.2%
Chase Corp.	2,905	54,033
Ferro Corp. (a)	40,478	169,198
H.B. Fuller Co.	23,236	809,078

		1,032,309
Paper — 0.6%
Boise, Inc.	46,771	371,829
Buckeye Technologies, Inc.	18,368	527,345
Clearwater Paper Corp. (a)	10,857	425,160
Kapstone Paper and Packaging Corp.	18,780	416,728
Neenah Paper, Inc.	7,348	209,198
P.H. Glatfelter Co.	19,868	347,293
Resolute Forest Products (a)	37,667	498,711
Schweitzer-Mauduit International, Inc.	14,513	566,442
Wausau Paper Corp.	20,472	177,288

		3,539,994
Personal Care — 0.1%
Female Health Co.	9,057	65,029
Orchids Paper Products Co.	2,653	53,644
PhotoMedex, Inc. (a)(b)	6,064	87,988
USANA Health Sciences, Inc. (a)(b)	2,773	91,315
WD-40 Co.	7,408	348,991

		646,967
Pharmaceuticals — 1.9%
Achillion Pharmaceuticals, Inc. (a)	27,792	222,892
Acura Pharmaceuticals, Inc. (a)	5,863	13,016
Akorn, Inc. (a)	26,467	353,599
Ampio Pharmaceuticals, Inc. (a)(b)	12,259	44,010
Anacor Pharmaceuticals, Inc. (a)	7,685	39,962
Auxilium Pharmaceuticals, Inc. (a)	22,517	417,240
Avanir Pharmaceuticals, Inc. (a)	63,547	167,129
BioCryst Pharmaceuticals, Inc. (a)	23,438	33,282
Biospecifics Technologies (a)	2,295	34,310
Cadence Pharmaceuticals, Inc. (a)	28,106	134,628
Cambrex Corp. (a)	13,815	157,215
Cempra, Inc. (a)	2,014	12,889
Corcept Therapeutics, Inc. (a)	23,709	33,904
Cumberland Pharmaceuticals, Inc. (a)	5,501	23,104
Depomed, Inc. (a)	25,927	160,488
Endocyte, Inc. (a)(b)	13,806	123,978
Hi-Tech Pharmacal Co., Inc.	4,984	174,340
Impax Laboratories, Inc. (a)	31,196	639,206
Infinity Pharmaceuticals, Inc. (a)	13,214	462,490
Ironwood Pharmaceuticals, Inc. (a)	35,080	389,037
Isis Pharmaceuticals, Inc. (a)(b)	46,763	489,141
Jazz Pharmaceuticals Plc (a)	19,353	1,029,579
Lannett Co., Inc. (a)	7,608	37,736
MAP Pharmaceuticals, Inc. (a)	13,142	206,461
The Medicines Co. (a)	25,662	615,118
Obagi Medical Products, Inc. (a)	8,551	116,208

See Notes to Financial Statements.

30	BLACKROCK SMALL CAP INDEX FUND	DECEMBER 31, 2012

Schedule of Investments (continued)	Master Small Cap Index Series (Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Pharmaceuticals (concluded)
Optimer Pharmaceuticals, Inc. (a)	21,973	$198,856
Pacira Pharmaceuticals, Inc. (a)	8,619	150,574
Pain Therapeutics, Inc. (a)	17,953	48,653
Pernix Therapeutics Holdings, Inc. (a)	4,120	31,930
Pharmacyclics, Inc. (a)	25,350	1,467,765
Pozen, Inc. (a)	12,495	62,600
Prestige Brands Holdings, Inc. (a)	23,394	468,582
Questcor Pharmaceuticals, Inc. (b)	25,061	669,630
Sagent Pharmaceuticals, Inc. (a)	4,410	70,957
Santarus, Inc. (a)	25,582	280,890
Sciclone Pharmaceuticals, Inc. (a)	26,644	114,836
SIGA Technologies, Inc. (a)(b)	16,565	43,400
Spectrum Pharmaceuticals, Inc.	27,762	310,657
Supernus Pharmaceuticals, Inc. (a)	2,025	14,519
Vical, Inc. (a)	35,693	103,867
Vivus, Inc. (a)(b)	46,471	623,641
Xenoport, Inc. (a)	20,043	155,734
Zogenix, Inc. (a)	26,241	34,900

		10,982,953
Plastics — 0.1%
A. Schulman, Inc.	13,728	397,151
Spartech Corp. (a)	14,409	130,690

		527,841
Power Transmission Equipment — 0.2%
Advanced Energy Industries, Inc. (a)	18,438	254,629
Generac Holdings, Inc. (a)	11,529	395,560
Global Power Equipment Group, Inc.	7,986	136,960
Maxwell Technologies, Inc. (a)	13,582	112,595
Powell Industries, Inc. (a)	4,131	171,561
Power-One, Inc. (a)	31,248	128,429
Vicor Corp. (a)	9,270	50,243

		1,249,977
Precious Metals & Minerals — 0.2%
Golden Minerals Co. (a)(b)	15,599	71,599
Horsehead Holding Corp. (a)	20,394	208,223
Stillwater Mining Co. (a)(b)	53,943	689,392

		969,214
Printing & Copying Services — 0.1%
Casella Waste Systems, Inc. (a)	17,449	76,427
Cenveo, Inc. (a)(b)	25,175	67,972
VistaPrint NV (a)(b)	15,884	521,948

		666,347
Producer Durables: Miscellaneous — 0.1%
Blount International, Inc. (a)	22,690	358,956
Park-Ohio Holdings Corp. (a)	4,028	85,836

		444,792
Production Technology Equipment — 1.3%
ATMI, Inc. (a)	14,839	309,838
Axcelis Technologies, Inc. (a)	49,958	69,442
Brooks Automation, Inc.	30,916	248,874
Cognex Corp.	19,940	734,191
Cohu, Inc.	11,319	122,698
Cymer, Inc. (a)	14,415	1,303,548
Electro Scientific Industries, Inc.	10,641	105,878
Entegris, Inc. (a)	63,956	587,116
Common Stocks	Shares	Value
Production Technology Equipment (concluded)
FEI Co.	17,650	$978,869
GSI Group, Inc. (a)	13,546	117,308
Intevac, Inc. (a)	10,570	48,305
LTX-Credence Corp. (a)	22,793	149,522
Mattson Technology, Inc. (a)	23,752	19,952
MKS Instruments, Inc.	24,450	630,321
Nanometrics, Inc. (a)	10,884	156,947
Photronics, Inc. (a)	28,160	167,834
Rudolph Technologies, Inc. (a)(b)	14,927	200,768
Tessera Technologies, Inc.	24,175	396,953
Ultra Clean Holdings, Inc. (a)	12,781	62,755
Ultratech, Inc. (a)(b)	12,185	454,500
Veeco Instruments, Inc. (a)	18,103	534,401

		7,400,020
Publishing — 0.3%
Courier Corp.	4,443	48,873
Daily Journal Corp. (a)	427	39,519
The Dolan Co. (a)	14,376	55,923
Journal Communications, Inc., Class A (a)	19,735	106,766
Martha Stewart Living Omnimedia, Inc., Class A	12,884	31,566
McClatchy Co., Class A (a)	27,194	88,924
Meredith Corp. (b)	16,880	581,516
The New York Times Co., Class A (a)	63,391	540,725
Scholastic Corp.	12,077	356,996
Value Line, Inc.	607	5,445

		1,856,253
Radio & TV Broadcasters — 0.2%
Beasley Broadcasting Group, Inc., Class A	1,845	9,022
Central European Media Enterprises Ltd. (a)	17,132	105,019
Crown Media Holdings, Inc., Class A (a)	16,070	29,730
Cumulus Media, Inc., Class A (a)(b)	28,888	77,131
Entercom Communications Corp. (a)	11,203	78,197
Entravision Communications Corp., Class A	23,679	39,307
Fisher Communications, Inc.	4,080	110,119
Lin TV Corp., Class A (a)	14,212	107,016
Nexstar Broadcasting Group, Inc., Class A (a)	5,200	55,068
Outdoor Channel Holdings, Inc.	6,893	52,387
Saga Communications, Inc.	1,632	75,888
Salem Communications Corp., Class A	4,760	25,990
Sinclair Broadcast Group, Inc., Class A	23,453	295,977

		1,060,851
Railroad Equipment — 0.1%
American Railcar Industries, Inc.	4,395	139,453
Freightcar America, Inc.	5,532	124,028
Greenbrier Cos., Inc. (a)	10,659	172,356

		435,837
Railroads — 0.3%
Genesee & Wyoming, Inc., Class A (a)	20,629	1,569,454
Real Estate — 0.2%
AV Homes, Inc. (a)	4,624	65,753
Consolidated-Tomoka Land Co.	1,963	60,873
Forestar Group, Inc. (a)	16,149	279,862
Griffin Land & Nurseries, Inc.	1,242	33,534
HFF, Inc., Class A	15,398	229,430
Kennedy-Wilson Holdings, Inc.	20,044	280,215
Market Leader, Inc. (a)	10,137	66,397

See Notes to Financial Statements.

BLACKROCK SMALL CAP INDEX FUND	DECEMBER 31, 2012	31

Schedule of Investments (continued)	Master Small Cap Index Series (Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Real Estate (concluded)
Tejon Ranch Co. (a)	6,132	$172,187
Thomas Properties Group, Inc.	15,048	81,410

		1,269,661
Real Estate Investment Trusts (REITs) — 7.9%
Acadia Realty Trust	23,691	594,170
AG Mortgage Investment Trust, Inc.	10,571	248,207
Agree Realty Corp.	5,444	145,845
Alexander’s, Inc.	978	323,522
American Assets Trust, Inc.	15,472	432,133
American Capital Mortgage Investment Corp.	17,233	406,182
American Realty Capital Trust, Inc.	74,142	856,340
AmREIT, Inc., Class B	1,878	32,208
Anworth Mortgage Asset Corp. (b)	65,126	376,428
Apollo Commercial Real Estate Finance, Inc.	11,093	180,039
Ares Commercial Real Estate Corp.	3,608	59,243
ARMOUR Residential REIT, Inc.	138,872	898,502
Ashford Hospitality Trust, Inc.	25,021	262,971
Associated Estates Realty Corp. (b)	23,199	373,968
Campus Crest Communities, Inc.	17,912	219,601
CapLease, Inc.	31,224	173,918
Capstead Mortgage Corp.	46,509	533,458
Cedar Realty Trust, Inc.	28,315	149,503
Chatham Lodging Trust	6,511	100,139
Chesapeake Lodging Trust	18,526	386,823
Colonial Properties Trust	41,113	878,585
Colony Financial, Inc.	24,561	478,939
Coresite Realty Corp.	9,561	264,457
Cousins Properties, Inc.	43,022	359,234
CreXus Investment Corp.	31,652	387,737
CubeSmart	57,650	839,960
CYS Investments, Inc.	82,087	969,447
DCT Industrial Trust, Inc. (b)	115,832	751,750
DiamondRock Hospitality Co.	87,947	791,523
DuPont Fabros Technology, Inc.	28,643	692,015
Dynex Capital Corp.	25,323	239,049
Eastgroup Properties, Inc. (b)	13,338	717,718
Education Realty Trust, Inc.	52,930	563,175
EPR Properties	21,946	1,011,930
Equity One, Inc.	25,919	544,558
Excel Trust, Inc.	20,735	262,712
FelCor Lodging Trust, Inc. (a)	58,085	271,257
First Industrial Realty Trust, Inc. (a)(b)	45,924	646,610
First Potomac Realty Trust	23,900	295,404
Franklin Street Properties Corp.	34,244	421,544
Getty Realty Corp.	12,018	217,045
Gladstone Commercial Corp.	5,207	93,466
Glimcher Realty Trust	65,187	722,924
Government Properties Income Trust	20,311	486,855
Gramercy Capital Corp. (a)	21,895	64,371
Gyrodyne Co. of America, Inc.	515	37,111
Healthcare Realty Trust, Inc.	40,865	981,169
Hersha Hospitality Trust	80,812	404,060
Highwoods Properties, Inc. (b)	26,706	893,316
Hudson Pacific Properties, Inc.	16,735	352,439
Inland Real Estate Corp.	36,118	302,669
InvesCo. Mortgage Capital, Inc.	54,158	1,067,454
Investors Real Estate Trust	42,693	372,710
iStar Financial, Inc. (a)	39,380	320,947
JAVELIN Mortgage Investment Corp.	3,338	63,722
Common Stocks	Shares	Value
Real Estate Investment Trusts (REITs) (concluded)
Kite Realty Group Trust	30,833	$172,356
KYTHERA Biopharmaceuticals, Inc. (a)	1,642	49,818
LaSalle Hotel Properties	40,017	1,016,032
Lexington Realty Trust (b)	61,947	647,346
LTC Properties, Inc. (b)	14,297	503,111
Medical Properties Trust, Inc.	63,669	761,481
Monmouth Real Estate Investment Corp., Class A	18,917	195,980
National Health Investors, Inc.	11,508	650,547
New York Mortgage Trust, Inc. (b)	23,586	149,064
NorthStar Realty Finance Corp.	76,448	538,194
Omega Healthcare Investors, Inc. (b)	52,470	1,251,409
One Liberty Properties, Inc.	5,502	111,636
Parkway Properties, Inc.	10,092	141,187
Pebblebrook Hotel Trust	28,373	655,416
Pennsylvania Real Estate Investment Trust	26,041	459,363
PennyMac Mortgage Investment Trust (d)	27,689	700,255
Potlatch Corp.	18,908	741,005
PS Business Parks, Inc.	8,616	559,868
RAIT Financial Trust	23,561	133,120
Ramco-Gershenson Properties Trust	21,602	287,523
Redwood Trust, Inc. (b)	36,984	624,660
Resource Capital Corp.	46,765	261,884
Retail Opportunity Investments Corp.	24,466	314,633
RLJ Lodging Trust	49,901	966,582
Rouse Properties, Inc.	10,257	173,548
Sabra Healthcare REIT, Inc.	17,244	374,540
Saul Centers, Inc.	3,524	150,792
Select Income REIT	5,432	134,551
Sovran Self Storage, Inc.	13,586	843,691
Spirit Realty Capital, Inc.	15,488	275,377
STAG Industrial, Inc.	14,645	263,171
Starwood Property Trust, Inc.	63,343	1,454,355
Strategic Hotel Capital, Inc. (a)	84,582	541,325
Summit Hotel Properties, Inc.	19,467	184,937
Sun Communities, Inc.	13,934	555,827
Sunstone Hotel Investors, Inc. (a)(b)	63,816	683,469
Terreno Realty Corp.	6,112	94,369
Two Harbors Investment Corp.	137,941	1,528,386
UMH Properties, Inc.	6,528	67,434
Universal Health Realty Income Trust	5,531	279,924
Urstadt Biddle Properties, Inc., Class A	11,549	227,284
Walter Investment Management Corp. (a)	16,644	716,025
Washington Real Estate Investment Trust	31,138	814,259
Western Asset Mortgage Capital Corp.	8,783	173,640
Whitestone REIT	6,576	92,393
Winthrop Realty Trust	13,719	151,595

		46,194,424
Recreational Vehicles & Boats — 0.3%
Arctic Cat, Inc. (a)	5,882	196,400
Brunswick Corp.	41,594	1,209,970
Drew Industries, Inc.	8,961	288,992
Marine Products Corp.	4,795	27,427
Winnebago Industries, Inc. (a)	13,626	233,413

		1,956,202
Rental & Leasing Services: Consumer — 0.4%
Amerco, Inc.	4,023	510,157
Avis Budget Group, Inc. (a)(b)	49,427	979,643

See Notes to Financial Statements.

32	BLACKROCK SMALL CAP INDEX FUND	DECEMBER 31, 2012

Schedule of Investments (continued)	Master Small Cap Index Series (Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Rental & Leasing Services: Consumer (concluded)
Rent-A-Center, Inc.	27,568	$947,236
Zipcar, Inc. (a)	12,562	103,511

		2,540,547
Restaurants — 1.6%
AFC Enterprises, Inc. (a)	11,291	295,034
Biglari Holdings, Inc. (a)	555	216,461
BJ’s Restaurants, Inc. (a)(b)	11,404	375,192
Bob Evans Farms, Inc.	13,545	544,509
Bravo Brio Restaurant Group, Inc. (a)	9,029	121,259
Buffalo Wild Wings, Inc. (a)(b)	8,634	628,728
Caribou Coffee Co., Inc. (a)	9,806	158,759
Carrols Restaurant Group, Inc. (a)	6,953	41,579
CEC Entertainment, Inc.	8,467	281,020
The Cheesecake Factory, Inc.	25,129	822,221
Cracker Barrel Old Country Store, Inc.	8,934	574,099
Denny’s Corp. (a)	44,314	216,252
DineEquity, Inc. (a)	7,106	476,102
Domino’s Pizza, Inc.	26,920	1,172,366
Einstein Noah Restaurant Group, Inc.	2,843	34,713
Ellie Mae, Inc. (a)	11,730	325,508
Fiesta Restaurant Group, Inc. (a)	7,472	114,471
Frisch’s Restaurants, Inc.	1,392	25,752
Ignite Restaurant Group, Inc. (a)	3,050	39,650
Jack in the Box, Inc. (a)	20,534	587,272
Jamba, Inc. (a)	35,922	80,465
Krispy Kreme Doughnuts, Inc. (a)	27,695	259,779
Luby’s, Inc. (a)	9,261	61,956
Nathan’s Famous, Inc. (a)	1,188	40,036
Papa John’s International, Inc. (a)	8,326	457,430
Red Robin Gourmet Burgers, Inc. (a)(b)	6,814	240,466
Ruby Tuesday, Inc. (a)	29,725	233,639
Ruth’s Hospitality Group, Inc. (a)	16,414	119,330
Sonic Corp. (a)(b)	27,725	288,617
Texas Roadhouse, Inc., Class A	29,024	487,603

		9,320,268
Scientific Instruments: Control & Filter — 0.8%
Brady Corp.	22,835	762,689
CIRCOR International, Inc.	8,079	319,848
Energy Recovery, Inc. (a)	20,459	69,561
ESCO Technologies, Inc.	12,427	464,894
The Gorman-Rupp Co.	7,052	210,361
Mine Safety Appliances Co.	12,869	549,635
PMFG, Inc. (a)	9,697	88,146
Robbins & Myers, Inc.	17,921	1,065,403
Sun Hydraulics, Inc.	9,650	251,672
Thermon Group Holdings, Inc. (a)	6,825	153,767
Watts Water Technologies, Inc., Class A	13,082	562,395

		4,498,371
Scientific Instruments: Electrical — 0.7%
A.O. Smith Corp.	18,139	1,144,027
American Superconductor Corp. (a)	18,474	48,402
AZZ, Inc.	11,756	451,783
Coleman Cable, Inc.	3,852	35,708
EnerSys (a)	22,326	840,127
Franklin Electric Co., Inc.	10,905	677,964
Houston Wire & Cable Co.	8,251	101,240
Littelfuse, Inc.	10,083	622,222
Common Stocks	Shares	Value
Scientific Instruments: Electrical (concluded)
Preformed Line Products Co.	1,081	$64,233
Taser International, Inc. (a)	25,538	228,309

		4,214,015
Scientific Instruments: Gauges & Meters — 0.2%
Badger Meter, Inc.	6,768	320,871
Faro Technologies, Inc. (a)	7,872	280,873
Measurement Specialties, Inc. (a)	7,019	241,173
Mesa Laboratories, Inc.	1,172	58,729
Vishay Precision Group, Inc. (a)	5,602	74,058
Zygo Corp. (a)	7,554	118,598

		1,094,302
Scientific Instruments: Pollution Control — 0.3%
ADA-ES, Inc. (a)	4,212	71,099
Ceco Environmental Corp.	3,310	32,935
Darling International, Inc. (a)	54,737	877,981
EnergySolutions, Inc. (a)	37,021	115,506
Heritage-Crystal Clean, Inc. (a)	3,593	53,931
Met-Pro Corp.	6,776	65,659
Metalico, Inc. (a)	18,672	36,597
Team, Inc. (a)	9,249	351,832
TRC Cos., Inc. (a)	7,021	40,862
US Ecology, Inc.	8,534	200,890

		1,847,292
Securities Brokerage & Services — 0.4%
BGC Partners, Inc.	46,440	160,682
FXCM, Inc.	11,027	111,042
Gain Capital Holdings, Inc.	7,364	30,119
GFI Group, Inc.	32,715	105,997
Gladstone Investment Corp.	12,382	86,179
International FCStone, Inc. (a)(b)	6,418	111,737
Investment Technology Group, Inc. (a)	18,185	163,665
KBW, Inc.	16,282	249,115
Knight Capital Group, Inc., Class A (a)	84,778	297,571
Ladenburg Thalmann Financial Services, Inc. (a)	47,948	67,127
MarketAxess Holdings, Inc.	17,042	601,582
SWS Group, Inc. (a)	13,793	72,965

		2,057,781
Semiconductors & Components — 2.2%
Aeroflex Holding Corp. (a)	9,176	64,232
Alpha & Omega Semiconductor Ltd. (a)	7,838	65,839
Amkor Technology, Inc. (a)(b)	34,220	145,435
Anadigics, Inc. (a)	33,397	84,160
Applied Micro Circuits Corp. (a)	30,465	255,906
Audience, Inc. (a)	2,803	29,123
AXT, Inc. (a)	14,847	41,720
Cavium, Inc. (a)	23,156	722,699
Ceva, Inc. (a)	10,805	170,179
Cirrus Logic, Inc. (a)	30,044	870,375
Diodes, Inc. (a)	16,546	287,073
DSP Group, Inc. (a)	10,152	58,476
Entropic Communications, Inc. (a)	41,039	217,096
Exar Corp. (a)	17,232	153,365
Formfactor, Inc. (a)(b)	23,102	105,345
GT Advanced Technologies, Inc. (a)	55,186	166,662
Hittite Microwave Corp. (a)	14,665	910,696
Inphi Corp. (a)	10,902	104,441

See Notes to Financial Statements.

BLACKROCK SMALL CAP INDEX FUND	DECEMBER 31, 2012	33

Schedule of Investments (continued)	Master Small Cap Index Series (Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Semiconductors & Components (concluded)
Integrated Device Technology, Inc. (a)	66,255	$483,662
Integrated Silicon Solutions, Inc. (a)	12,657	113,913
Intermolecular, Inc. (a)	6,340	56,426
International Rectifier Corp. (a)(b)	32,231	571,456
Intersil Corp., Class A	59,477	493,064
IXYS Corp.	11,399	104,187
Kopin Corp. (a)	31,089	103,526
Lattice Semiconductor Corp. (a)	54,973	219,342
M/A-COM Technology Solutions Holdings, Inc. (a)	2,840	42,515
MaxLinear, Inc., Class A (a)	10,364	52,027
MEMC Electronic Materials, Inc. (a)	107,565	345,284
Micrel, Inc.	22,586	214,567
Microsemi Corp. (a)	41,339	869,773
Mindspeed Technologies, Inc. (a)	17,027	79,686
MIPS Technologies, Inc. (a)	22,271	174,159
Monolithic Power Systems, Inc. (b)	14,214	316,688
MoSys, Inc. (a)	15,815	55,036
Omnivision Technologies, Inc. (a)(b)	24,394	343,468
Pericom Semiconductor Corp. (a)	10,957	87,985
PLX Technology, Inc. (a)	20,481	74,346
Power Integrations, Inc.	13,215	444,156
QuickLogic Corp. (a)	20,978	45,522
Rambus, Inc. (a)	51,491	251,276
RF Micro Devices, Inc. (a)(b)	129,641	580,792
Rubicon Technology, Inc. (a)	8,012	48,953
Semtech Corp. (a)	30,508	883,207
Sigma Designs, Inc. (a)	15,262	78,599
Silicon Image, Inc. (a)(b)	38,798	192,438
Spansion, Inc., Class A (a)	22,368	311,139
Supertex, Inc.	4,766	83,643
TriQuint Semiconductor, Inc. (a)	78,560	380,230
Volterra Semiconductor Corp. (a)(b)	11,811	202,795

		12,756,682
Semiconductors & Semiconductor Equipment — 0.0%
Ambarella, Inc. (a)	2,773	30,919
Shipping — 0.3%
Frontline Ltd. (b)	24,152	78,735
GasLog Ltd.	11,442	142,224
Genco Shipping & Trading Ltd. (a)	14,389	50,218
Gulfmark Offshore, Inc., Class A	12,489	430,246
International Shipholding Corp.	2,493	41,085
Knightsbridge Tankers Ltd.	11,622	61,015
Nordic American Tankers Ltd.	24,757	216,624
Rand Logistics, Inc. (a)	8,064	52,416
Scorpio Tankers, Inc. (a)	26,078	185,414
Ship Finance International Ltd.	22,774	378,732
Teekay Tankers Ltd., Class A	29,591	85,814

		1,722,523
Software — 0.1%
Comverse, Inc. (a)	10,195	290,863
Eloqua, Inc. (a)	4,326	102,050
Exa Corp. (a)	2,867	27,896
FleetMatics Group Plc (a)	4,091	102,930
Qualys, Inc. (a)	3,934	58,184
Trulia, Inc. (a)	3,225	52,374

		634,297
Common Stocks	Shares	Value
Specialty Retail — 3.3%
1-800-FLOWERS.COM, Inc., Class A (a)	11,902	$43,680
America’s Car-Mart, Inc. (a)	3,685	149,316
ANN, Inc. (a)	22,711	768,540
Asbury Automotive Group, Inc. (a)	12,962	415,173
Aéropostale, Inc. (a)	37,837	492,259
Barnes & Noble, Inc. (a)	13,184	198,947
bebe Stores, Inc.	17,447	69,613
Big 5 Sporting Goods Corp.	7,769	101,774
Blue Nile, Inc. (a)	5,766	221,991
Body Central Corp. (a)	7,564	75,337
Brown Shoe Co., Inc.	19,935	366,206
The Buckle, Inc. (b)	12,918	576,659
Cabela’s, Inc., Class A (a)	21,712	906,476
CafePress, Inc. (a)	2,129	12,284
Casual Male Retail Group, Inc. (a)	19,622	82,412
The Cato Corp., Class A	12,737	349,376
The Children’s Place Retail Stores, Inc. (a)	11,295	500,256
Citi Trends, Inc. (a)	6,917	95,178
Conn’s, Inc. (a)	7,839	240,500
Destination Maternity Corp.	6,211	133,909
Express, Inc. (a)	41,670	628,800
The Finish Line, Inc., Class A	23,645	447,600
Five Below, Inc. (a)	5,154	165,134
Francesca’s Holdings Corp. (a)(b)	16,198	420,500
Genesco, Inc. (a)	11,385	626,175
Group 1 Automotive, Inc.	10,650	660,193
Haverty Furniture Cos., Inc.	8,873	144,719
hhgregg, Inc. (a)	7,187	50,453
Hibbett Sports, Inc. (a)	12,250	645,575
Hot Topic, Inc.	19,647	189,594
Jos. A. Bank Clothiers, Inc. (a)(b)	12,943	551,113
Lithia Motors, Inc., Class A	10,104	378,092
Lumber Liquidators Holdings, Inc. (a)	12,816	677,069
MarineMax, Inc. (a)	9,535	85,243
Mattress Firm Holding Corp. (a)	5,143	126,158
The Men’s Wearhouse, Inc.	23,712	738,866
Monro Muffler, Inc.	14,376	502,729
New York & Co. (a)	12,637	48,147
Office Depot, Inc. (a)(b)	132,226	433,701
OfficeMax, Inc.	40,281	393,143
Orchard Supply Hardware Stores Corp., Class A (a)	785	5,817
Penske Automotive Group, Inc.	19,734	593,796
The Pep Boys—Manny, Moe & Jack	24,504	240,874
Perfumania Holdings, Inc. (a)	2,341	11,518
Pier 1 Imports, Inc.	45,232	904,640
RadioShack Corp. (b)	46,382	98,330
Regis Corp.	26,791	453,304
Restoration Hardware Holdings, Inc. (a)	2,534	85,472
Rue21, Inc. (a)	7,180	203,840
Shoe Carnival, Inc.	6,619	135,623
Shutterfly, Inc. (a)(b)	16,657	497,545
Sonic Automotive, Inc.	19,860	414,875
Stage Stores, Inc.	14,274	353,710
Stamps.com, Inc. (a)(b)	6,494	163,649
Stein Mart, Inc.	12,731	95,992
Systemax, Inc.	5,066	48,887
Teavana Holdings, Inc. (a)	4,138	64,139
Tilly’s, Inc., Class A (a)	4,295	57,940
Vitamin Shoppe, Inc. (a)(b)	13,683	784,857

See Notes to Financial Statements.

34	BLACKROCK SMALL CAP INDEX FUND	DECEMBER 31, 2012

Schedule of Investments (continued)	Master Small Cap Index Series (Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Specialty Retail (concluded)
The Wet Seal, Inc., Class A (a)	41,900	$115,644
Zumiez, Inc. (a)	10,196	197,904

		19,241,246
Steel — 0.2%
AK Steel Holding Corp.	63,479	292,004
Carbonite, Inc. (a)(b)	5,311	49,127
Handy & Harman Ltd. (a)	2,390	36,017
Olympic Steel, Inc.	4,210	93,209
Schnitzer Steel Industries, Inc., Class A	11,753	356,469
Shiloh Industries, Inc.	2,654	27,336
TMS International Corp. (a)	5,766	72,190
Universal Stainless & Alloy Products, Inc. (a)	3,181	116,965

		1,043,317
Synthetic Fibers & Chemicals — 0.0%
Zoltek Cos., Inc. (a)	12,799	99,192
Technology: Miscellaneous — 0.3%
Acorn Energy, Inc. (b)	8,398	65,588
Benchmark Electronics, Inc. (a)	26,756	444,685
CTS Corp.	15,801	167,965
Fabrinet (a)(b)	10,277	135,040
Key Tronic Corp. (a)	4,823	49,387
Pendrell Corp. (a)	74,415	94,507
Plexus Corp. (a)	16,286	420,179
Vocus, Inc. (a)	9,619	167,178

		1,544,529
Telecommunications Equipment — 0.2%
Arris Group, Inc. (a)	52,587	785,650
CalAmp Corp. (a)	13,409	111,563
Symmetricom, Inc. (a)	19,252	111,084
Tessco Technologies, Inc.	2,479	54,885
Ubiquiti Networks, Inc. (b)	4,872	59,146
Vocera Communications, Inc. (a)	3,310	83,081

		1,205,409
Textile Products — 0.1%
Culp, Inc.	4,004	60,100
Interface, Inc.	27,276	438,598
Unifi, Inc. (a)	6,506	84,643

		583,341
Textiles Apparel & Shoes — 1.4%
Cherokee, Inc.	3,852	52,811
Columbia Sportswear Co.	5,694	303,832
Crocs, Inc. (a)	41,872	602,538
Delta Apparel, Inc. (a)	3,139	43,883
Fifth & Pacific Cos., Inc. (a)	50,620	630,219
G-III Apparel Group Ltd. (a)	7,720	264,256
Iconix Brand Group, Inc. (a)(b)	32,954	735,533
The Jones Group, Inc.	38,224	422,758
K-Swiss, Inc., Class A (a)	12,334	41,442
Maidenform Brands, Inc. (a)(b)	10,884	212,129
Oxford Industries, Inc.	6,518	302,175
Perry Ellis International, Inc.	5,508	109,609
Quiksilver, Inc. (a)	60,798	258,392
R.G. Barry Corp.	3,937	55,787
Skechers U.S.A., Inc., Class A (a)	17,633	326,211
Steven Madden Ltd. (a)	18,270	772,273
True Religion Apparel, Inc.	12,012	305,345
Common Stocks	Shares	Value
Textiles Apparel & Shoes (concluded)
Tumi Holdings, Inc. (a)	10,020	$208,917
Vera Bradley, Inc. (a)(b)	9,374	235,287
The Warnaco Group, Inc. (a)	19,111	1,367,774
Weyco Group, Inc.	3,003	70,150
Wolverine World Wide, Inc.	22,644	927,951

		8,249,272
Tobacco — 0.2%
Alliance One International, Inc. (a)	40,255	146,528
Star Scientific, Inc. (a)(b)	68,049	182,372
Universal Corp.	10,819	539,976
Vector Group Ltd.	25,899	385,118

		1,253,994
Toys — 0.1%
Jakks Pacific, Inc.	10,182	127,479
Leapfrog Enterprises, Inc. (a)	23,540	203,150

		330,629
Transportation Miscellaneous — 0.2%
Echo Global Logistics, Inc. (a)	6,788	121,980
HUB Group, Inc., Class A (a)	17,253	579,701
Odyssey Marine Exploration, Inc. (a)	33,994	100,962
Pacer International, Inc. (a)	16,493	64,323
Textainer Group Holdings Ltd.	6,448	202,854
Wesco Aircraft Holdings, Inc. (a)	8,095	106,935
XPO Logistics, Inc. (a)(b)	8,223	142,916

		1,319,671
Truckers — 0.7%
Arkansas Best Corp.	11,919	113,826
Celadon Group, Inc.	9,311	168,250
Forward Air Corp.	13,542	474,105
Heartland Express, Inc.	22,360	292,245
Knight Transportation, Inc.	26,981	394,732
Marten Transport Ltd.	7,202	132,445
Old Dominion Freight Line, Inc. (a)	33,174	1,137,205
Patriot Transportation Holding, Inc. (a)	2,943	83,670
Quality Distribution, Inc. (a)	9,981	59,886
Roadrunner Transportation Systems, Inc. (a)	6,594	119,615
Saia, Inc. (a)	7,425	171,666
Swift Transportation Co. (a)	36,724	334,923
Universal Truckload Services, Inc.	2,587	47,213
Werner Enterprises, Inc.	20,624	446,922

		3,976,703
Utilities: Electrical — 2.0%
Allete, Inc.	17,783	728,747
American DG Energy, Inc. (a)	11,599	26,794
Atlantic Power Corp.	53,026	606,087
Avista Corp.	27,348	659,360
Black Hills Corp.	20,536	746,278
CH Energy Group, Inc.	6,917	451,127
Cleco Corp.	28,386	1,135,746
El Paso Electric Co.	18,638	594,738
The Empire District Electric Co.	19,591	399,264
Genie Energy Ltd.	6,948	49,331
IDACORP, Inc.	23,328	1,011,269
MGE Energy, Inc.	10,782	549,343
NorthWestern Corp.	16,971	589,403
Otter Tail Corp.	16,846	421,150

See Notes to Financial Statements.

BLACKROCK SMALL CAP INDEX FUND	DECEMBER 31, 2012	35

Schedule of Investments (continued)	Master Small Cap Index Series (Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Utilities: Electrical (concluded)
Pike Electric Corp.	8,042	$76,801
PNM Resources, Inc.	37,117	761,270
Portland General Electric Co.	35,167	962,169
UIL Holdings Corp.	23,601	845,152
Unitil Corp.	6,314	163,659
UNS Energy Corp.	18,754	795,545

		11,573,233
Utilities: Gas Distributors — 1.0%
Chesapeake Utilities Corp.	4,465	202,711
Delta Natural Gas Co., Inc.	3,182	62,208
The Laclede Group, Inc.	10,564	407,876
New Jersey Resources Corp.	19,413	769,143
Northwest Natural Gas Co.	12,519	553,340
Piedmont Natural Gas Co.	33,494	1,048,697
South Jersey Industries, Inc.	14,192	714,283
Southwest Gas Corp.	21,509	912,197
WGL Holdings, Inc.	24,060	942,912

		5,613,367
Utilities: Miscellaneous — 0.0%
Ormat Technologies, Inc.	8,253	159,118
Utilities: Telecommunications — 0.8%
8x8, Inc. (a)	32,967	243,626
Atlantic Tele-Network, Inc.	4,319	158,550
Boingo Wireless, Inc. (a)	7,405	55,908
Cbeyond Communications, Inc. (a)	13,015	117,656
Cincinnati Bell, Inc. (a)	91,779	502,949
Cogent Communications Group, Inc.	21,773	492,941
Consolidated Communications Holdings, Inc.	19,073	303,642
Fairpoint Communications, Inc. (a)(b)	9,843	78,153
General Communication, Inc., Class A (a)	17,367	166,550
Hawaiian Telcom HoldCo, Inc. (a)	4,915	95,842
HickoryTech Corp.	6,738	65,561
IDT Corp., Class B	7,407	70,663
inContact, Inc. (a)	17,771	92,054
Ipass, Inc. (a)	23,809	43,570
Iridium Communications, Inc. (a)	23,559	158,788
j2 Global, Inc.	21,539	658,663
Leap Wireless International, Inc. (a)	25,065	166,682
Lumos Networks Corp.	7,316	73,306
magicJack VocalTec Ltd. (a)	6,935	126,286
Neutral Tandem, Inc.	13,736	35,301
NTELOS Holdings Corp.	6,905	90,525
ORBCOMM, Inc. (a)	16,561	64,919
Premiere Global Services, Inc. (a)	23,201	226,906
Primus Telecommunications Group, Inc.	5,475	59,513
Shenandoah Telecom Co.	11,205	171,549
Towerstream Corp. (a)(b)	22,291	72,446
USA Mobility, Inc.	8,134	95,005
Vonage Holdings Corp. (a)	49,566	117,471

		4,605,025
Utilities: Water — 0.3%
American States Water Co.	8,803	422,368
Artesian Resources Corp., Class A	3,504	78,595
California Water Service Group	19,570	359,109
Connecticut Water Service, Inc.	4,986	148,483
Consolidated Water Co., Inc.	6,873	50,860
Middlesex Water Co.	7,309	142,964
Common Stocks	Shares	Value
Utilities: Water (concluded)
SJW Corp.	6,571	$174,789
York Water Co.	5,972	104,928

		1,482,096
Total Common Stocks — 95.7%		556,928,349

Investment Companies
BlackRock Kelso Capital Corp. (a)(d)	24,999	251,490
Firsthand Technology Value Fund, Inc. (a)	4,021	70,126
Gladstone Capital Corp.	10,112	82,514
Hercules Technology Growth Capital, Inc.	24,827	276,325
Pennantpark Investment Corp.	30,781	338,437
Prospect Capital Corp.	89,038	967,843
Total Investment Companies — 0.4%		1,986,735

Other Interests (e) — 0.0%
Machinery: Industrial — 0.0%
Gerber Scientific, Inc. (a)	12,866	—

Rights — 0.0%
Biotechnology — 0.0%
Allos Therapeutcs, Inc. (a)	29,014	—

Warrants (f) — 0.0%
Oil: Crude Producers — 0.0%
Magnum Hunter Resources Corp. (Issued 08/31/12, 1 Share for 1 Warrant, Expires 10/14/13, Strike Price $10.50)	5,700	—
Total Long-Term Investments (Cost — $445,087,990) — 96.1%		558,915,084

Short-Term Securities
BlackRock Liquidity Funds, TempFund, Institutional Class, 0.11% (d)(g)	20,512,415	20,512,415

	Beneficial Interest (000)
BlackRock Liquidity Series, LLC Money Market Series, 0.29% (d)(g)(h)	$36,878	36,877,998
Total Short-Term Securities (Cost — $57,390,413) — 9.8%		57,390,413
Total Investments (Cost — $502,478,403*) — 105.9%		616,305,497
Liabilities in Excess of Other Assets — (5.9)%		(34,534,205)

Net Assets — 100.0%		$581,771,292

See Notes to Financial Statements.

36	BLACKROCK SMALL CAP INDEX FUND	DECEMBER 31, 2012

Schedule of Investments (continued)	Master Small Cap Index Series

Notes to Schedule of Investments

*	As of December 31, 2012, gross unrealized appreciation and gross unrealized depreciation based on cost for federal income tax purposes were as follows:

Tax cost	$520,579,483

Gross unrealized appreciation	$120,938,500
Gross unrealized depreciation	(25,212,486)

Net unrealized appreciation	$95,726,014

(a)	Non-income producing security.

(b)	Security, or a portion of security, is on loan.

(c)	All or a portion of security has been pledged as collateral in connection with open financial futures contracts.

(d)	Investments in issuers considered to be an affiliate of the Series during the year ended December 31, 2012, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares/Beneficial Interest Held at December 31, 2011	Shares Purchased		Shares/Beneficial Interest Sold	Shares/Beneficial Interest Held at December 31, 2012	Value at December 31, 2012	Income	Realized Gain/Loss
BlackRock Kelso Capital Corp.	34,792	—		(9,793)	24,999	$251,490	$28,317	$(6,872)
BlackRock Liquidity Funds, TempFund, Institutional Class	7,771,176	12,741,239	[1]	—	20,512,415	$20,512,415	$23,454	$246
BlackRock Liquidity Series LLC, Money Market Series	$58,201,803	—		$(21,323,805)[1]	$36,877,998	$36,877,998	$789,340	—
PennyMac Mortgage Investment Trust	13,158	22,443		(7,912)	27,689	$700,255	$37,852	$4,231

[1]	Represents net shares/beneficial interest purchased/sold.

(e)	Other interests represent beneficial interests in liquidation trusts and other reorganization or private entities.

(f)	Warrants entitle the Series to purchase a predetermined number of shares of common stock and are non-income producing. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date of the warrants, if any.

(g)	Represents the current yield as of report date.

(h)	Security was purchased with the cash collateral from loaned securities. The Series may withdraw up to 25% of its investment daily, although the manager of the BlackRock Liquidity Series LLC, Money Market Series, in its sole discretion, may permit an investor to withdraw more than 25% on any one day.

•	Financial futures contracts as of December 31, 2012 were as follows:

Contracts Purchased	Issue	Exchange	Expiration	Notional Value	Unrealized Appreciation
269	Russell 2000 E-Mini	ICE Futures US Indices	March 2013	$22,773,540	$418,047

•	For Series compliance purposes, the Series’ industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by Series management. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

•	Fair Value Measurements — Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets and liabilities that the Series has the ability to access

•	Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•	Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Series’ own assumptions used in determining the fair value of investments and derivative financial instruments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Series’ policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investment and derivative financial instrument and is not necessarily an indication of the risks associated with investing in the securities. For information about the Series’ policy regarding valuation of investments and derivative financial instruments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

See Notes to Financial Statements.

BLACKROCK SMALL CAP INDEX FUND	DECEMBER 31, 2012	37

Schedule of Investments (concluded)	Master Small Cap Index Series

The following tables summarize the Series’ investments and derivative financial instruments categorized in the disclosure hierarchy as of December 31, 2012:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Common Stocks[1]	$555,899,011	$1,029,338	—	$556,928,349
Investment Companies	1,986,735	—	—	1,986,735
Short-Term Securities	20,512,415	36,877,998	—	57,390,413

Total	$578,398,161	$37,907,336	—	$616,305,497

[1]	See above Schedule of Investments for values in each industry, excluding Level 2, Gold, within the table.

	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments[2]
Assets:
Equity contracts	$418,047	—	—	$418,047

[2]	Derivative financial instruments are financial futures contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

Certain of the Series’ assets and liabilities are held at carrying amount, which approximates fair value for financial statement purposes. As of December 31, 2012, such assets and liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Cash	$148,446	—	—	$148,446
Cash pledged as collateral for financial futures contracts	872,000	—	—	872,000
Liabilities:
Collateral on securities loaned at value	—	$(36,877,998)	—	(36,877,998)

Total	$1,020,446	$(36,877,998)	—	$(35,857,552)

There were no transfers between levels during the year ended December 31, 2012.

See Notes to Financial Statements.

38	BLACKROCK SMALL CAP INDEX FUND	DECEMBER 31, 2012

Statement of Assets and Liabilities	Master Small Cap Index Series

December 31, 2012

Assets
Investments at value — unaffiliated (including securities loaned of $36,428,424) (cost — $444,317,909)	$557,963,339
Investments at value — affiliated (cost — $58,160,494)	58,342,158
Cash	148,446
Cash pledged as collateral for financial futures contracts	872,000
Dividends receivable	800,025
Variation margin receivable	580,248
Contributions receivable from investors	225,503
Securities lending income receivable — affiliated	84,529
Receivable from Manager	13,416
Prepaid expenses	3,359

Total assets	619,033,023

Liabilities
Collateral on securities loaned at value	36,877,998
Investments purchased payable	121,043
Other affiliates payable	3,533
Directors’ fees payable	3,080
Other accrued expenses payable	256,077

Total liabilities	37,261,731

Net Assets	$581,771,292

Net Assets Consist of
Investors’ capital	$467,526,156
Net unrealized appreciation/depreciation	114,245,136

Net Assets	$581,771,292

See Notes to Financial Statements.

BLACKROCK SMALL CAP INDEX FUND	DECEMBER 31, 2012	39

Statement of Operations	Master Small Cap Index Series

Year Ended December 31, 2012

Investment Income
Dividends — unaffiliated	$10,392,018
Foreign taxes withheld	(13,884)
Securities lending — affiliated — net	789,340
Dividends — affiliated	89,623

Total income	11,257,097

Expenses
Investment advisory	50,934
Custodian	350,913
Accounting services	139,407
Professional	116,387
Directors	18,523
Printing	9,717
Miscellaneous	8,559

Total expenses	694,440
Less fees waived and/or reimbursed by Manager	(303,134)

Total expenses after fees waived and/or reimbursed	391,306

Net investment income	10,865,791

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments — unaffiliated	7,436,504
Investments — affiliated	(2,641)
Capital gain distributions received from affiliated investment companies	246
Financial futures contracts	30,697
Foreign currency transactions	56

7,464,862

Net change in unrealized appreciation/depreciation on:
Investments	65,012,515
Financial futures contracts	425,122
Foreign currency translations	(19)

65,437,618

Total realized and unrealized gain	72,902,480

Net Increase in Net Assets Resulting from Operations	$83,768,271

See Notes to Financial Statements.

40	BLACKROCK SMALL CAP INDEX FUND	DECEMBER 31, 2012

Statements of Changes in Net Assets	Master Small Cap Index Series

	Year Ended December 31,
Increase (Decrease) in Net Assets:	2012	2011

Operations
Net investment income	$10,865,791	$6,404,899
Net realized gain	7,464,862	7,096,266
Net change in unrealized appreciation/depreciation	65,437,618	(46,200,359)

Net increase (decrease) in net assets resulting from operations	83,768,271	(32,699,194)

Capital Transactions
Proceeds from contributions	389,096,894	449,939,216
Value of withdrawals	(420,147,450)	(226,358,426)

Net increase (decrease) in net assets derived from capital transactions	(31,050,556)	223,580,790

Net Assets
Total increase in net assets	52,717,715	190,881,596
Beginning of year	529,053,577	338,171,981

End of year	$581,771,292	$529,053,577

See Notes to Financial Statements.

BLACKROCK SMALL CAP INDEX FUND	DECEMBER 31, 2012	41

Financial Highlights	Master Small Cap Index Series

	Year Ended December 31,
	2012	2011	2010	2009	2008

Total Investment Return
Total investment return	16.52%	(4.30)%	27.19%	27.37%	(33.57)%

Ratios to Average Net Assets
Total expenses	0.14%	0.09%	0.12%	0.09%	0.08%

Total expenses after fees waived and/or reimbursed and fees paid indirectly	0.08%	0.07%	0.08%	0.07%	0.07%

Net investment income	2.13%	1.46%	1.27%	1.27%	1.60%

Supplemental Data
Net assets, end of year (000)	$581,771	$529,054	$338,172	$229,637	$344,720

Portfolio turnover	68%	31%	42%	43%	42%

See Notes to Financial Statements.

42	BLACKROCK SMALL CAP INDEX FUND	DECEMBER 31, 2012

Notes to Financial Statements	Master Small Cap Index Series

1. Organization and Significant Accounting Policies:

Master Small Cap Index Series (the “Series”), a diversified, open-end management investment company, is a series of Quantitative Master Series LLC (the “Master LLC”). The Master LLC is registered as an investment company under the Investment Company Act of 1940, as amended (the “1940 Act”), and is organized as a Delaware limited liability company. The Master LLC’s Limited Liability Company Agreement permits the Board of Directors of the Master LLC (the “Board”) to issue non-transferable interests in the Master LLC, subject to certain limitations. The Series’ financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“US GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Series:

Valuation: US GAAP defines fair value as the price the Series would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Series determines the fair values of its financial instruments at market value using independent dealers or pricing services under policies approved by the Board. The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to provide oversight of the pricing function for the Series for all financial instruments.

Equity investments traded on a recognized securities exchange or the NASDAQ Global Market System (“NASDAQ”) are valued at the last reported sale price that day or the NASDAQ official closing price, if applicable. For equity investments traded on more than one exchange, the last reported sale price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last available bid price. If no bid price is available, the prior day’s price will be used, unless it is determined that such prior day’s price no longer reflects the fair value of the security. Financial futures contracts traded on exchanges are valued at their last sale price. Investments in open-end registered investment companies are valued at NAV each business day. Short-term securities with remaining maturities of 60 days or less may be valued at amortized cost, which approximates fair value.

The Series values its investments in BlackRock Liquidity Series, LLC Money Market Series (the “Money Market Series”) at fair value, which is ordinarily based upon its pro rata ownership in the underlying fund’s net assets. The Money Market Series seeks current income consistent with maintaining liquidity and preserving capital. Although the Money Market Series is not registered under the 1940 Act, its investments will follow the parameters of investments by a money market fund that is subject to Rule 2a-7 under the 1940 Act. The Series may withdraw up to 25% of its investment daily, although the manager of the Money Market Series, in its sole discretion, may permit an investor in the Money Market Series to withdraw more than 25% on any one day.

In the event that application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Value Assets”). When determining the price for Fair Value Assets, the Global Valuation Committee, or its delegate, seeks to determine the price that the Series might reasonably expect to receive from the current sale of that asset in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the investment advisor and/or sub-advisor deem relevant consistent with the principles of fair value measurement which include the market approach, income approach and/or in the case of recent investments, the cost approach, as appropriate. A market approach generally consists of using comparable market transactions. The income approach generally is used to discount future cash flows to present value and adjusted for liquidity as appropriate. These factors include but are not limited to: (i) attributes specific to the investment or asset; (ii) the principal market for the investment or asset; (iii) the customary participants in the principal market for the investment or asset; (iv) data assumptions by market participants for the investment or asset, if reasonably available; (v) quoted prices for similar investments or assets in active markets; and (vi) other factors, such as future cash flows, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, recovery rates, liquidation amounts and/or default rates. Due to the inherent uncertainty of valuations of such investments, the fair values may differ from the values that would have been used had an active market existed. The Global Valuation Committee, or its delegate, employs various methods for calibrating valuation approaches for investments where an active market does not exist, including regular due diligence of the Series’ pricing vendors, a regular review of key inputs and assumptions, transactional back-testing or disposition analysis to compare unrealized gains and losses to realized gains and losses, reviews of missing or stale prices and large movements in market values and reviews of any market related activity. The pricing of all Fair Value Assets is subsequently reported to the Board or a committee thereof on a quarterly basis.

Foreign Currency: The Series’ books and records are maintained in US dollars. Purchases and sales of investment securities are recorded at the rates of exchange prevailing on the respective date of such transactions. Generally, when the US dollar rises in value against a foreign

BLACKROCK SMALL CAP INDEX FUND	DECEMBER 31, 2012	43

Notes to Financial Statements (continued)	Master Small Cap Index Series

currency, the Series’ investments denominated in that currency will lose value because that currency is worth fewer US dollars; the opposite effect occurs if the US dollar falls in relative value.

The Series does not isolate the portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in the market prices of investments held or sold for financial reporting purposes. Accordingly, the effects of changes in foreign currency exchange rates on investments are not segregated on the Statement of Operations from the effects of changes in market prices of those investments but are included as a component of net realized and unrealized gain (loss) from investments. The Series reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are treated as ordinary income for federal income tax purposes.

Segregation and Collateralization: In cases in which the 1940 Act and the interpretive positions of the Securities and Exchange Commission (“SEC”) require that the Series either deliver collateral or segregate assets in connection with certain investments (e.g., foreign currency exchange contracts, and financial futures contracts), the Series will, consistent with SEC rules and/or certain interpretive letters issued by the SEC, segregate collateral or designate on its books and records cash or liquid securities having a market value at least equal to the amount that would otherwise be required to be physically segregated. Furthermore, based on requirements and agreements with certain exchanges and third party broker-dealers, a Series engaging in such transactions may have requirements to deliver/deposit securities to/with an exchange or broker-dealer as collateral for certain investments.

Investment Transactions and Investment Income: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Series is informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Upon notification from issuers, some of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain.

Securities Lending: The Series may lend securities to approved borrowers, such as banks, brokers and other financial institutions. The borrower pledges cash, securities issued or guaranteed by the US government or irrevocable letters of credit issued by a bank as collateral. The initial collateral received by the Series is required to have a value of at least 102% of the current value of the loaned securities for securities traded on US exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter in an amount equal to at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Series and any additional required collateral is delivered to the Series on the next business day. Securities lending income, as disclosed in the Statement of Operations, represents the income earned from the investment of the cash collateral, net of rebates paid to, or fees paid by, borrowers and less the fees paid to the securities lending agent. During the term of the loan, the Series earns dividend or interest income on the securities loaned but does not receive interest income on the securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions. The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate this risk the Series benefits from a borrower default indemnity provided by BlackRock, Inc. (“BlackRock”). BlackRock’s indemnity allows for full replacement of securities lent. The Series also could suffer a loss if the value of an investment purchased with cash collateral falls below the market value of loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received. During the year ended December 31, 2012, any securities on loan were collateralized by cash.

Income Taxes: The Series is classified as a partnership for federal income tax purposes. As such, each investor in the Series is treated as the owner of its proportionate share of net assets, income, expenses and realized and unrealized gains and losses of the Series. Therefore, no federal income tax provision is required. It is intended that the Series’ assets will be managed so an investor in the Series can satisfy the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended.

The Series files US federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Series’ US federal tax returns remains open for each of the four years ended December 31, 2012. The statutes of limitations on the Series’ state and local tax returns may remain open for an additional year depending upon the jurisdiction. Management does not believe there are any uncertain tax positions that require recognition of a tax liability.

Recent Accounting Standards: In December 2011, the Financial Accounting Standards Board (the “FASB”) issued guidance that will expand current disclosure requirements on the offsetting of certain assets and liabilities. The new disclosures will be required for investments and derivative financial instruments subject to master netting or similar agreements, which are eligible for offset in the Statement of Assets and Liabilities and will require an entity to disclose both gross

44	BLACKROCK SMALL CAP INDEX FUND	DECEMBER 31, 2012

Notes to Financial Statements (continued)	Master Small Cap Index Series

and net information about such investments and transactions in the financial statements. In January 2013, the FASB issued guidance that clarifies which investments and transactions are subject to the offsetting disclosure requirements. The scope of the disclosure requirements for offsetting will be limited to derivative instruments, repurchase agreements and reverse repurchase agreements, and securities borrowing and securities lending transactions. The guidance is effective for financial statements with fiscal years beginning on or after January 1, 2013, and interim periods within those fiscal years. Management is evaluating the impact of this guidance on the Series’ financial statement disclosures.

Other: Expenses directly related to the Series are charged to the Series. Other operating expenses shared by several funds are pro rated among those funds on the basis of relative net assets or other appropriate methods.

The Series has an arrangement with the custodian whereby fees may be reduced by credits earned on uninvested cash balances, which, if applicable, are shown as fees paid indirectly in the Statement of Operations. The custodian imposes fees on overdrawn cash balances, which can be offset by accumulated credits earned or may result in additional custody charges.

2. Derivative Financial Instruments:

The Series engages in various portfolio investment strategies using derivative contracts both to increase the return of the Series and/or to economically hedge, or protect, its exposure to certain risks such as equity risk and foreign currency exchange rate risk. These contracts may be transacted on an exchange or over-the counter (“OTC”).

Losses may arise if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument or if the counterparty does not perform under the contract. The Series’ maximum risk of loss from counterparty credit risk on OTC derivatives is generally the aggregate unrealized gain netted against any collateral pledged by/posted to the counterparty. Counterparty risk related to exchange-traded financial futures contracts is deemed to be minimal due to the protection against defaults provided by the exchange on which these contracts trade.

The Series may mitigate counterparty risk by procuring collateral and through netting provisions included within an International Swaps and Derivatives Association, Inc. master agreement (“ISDA Master Agreement”) implemented between the Series and each of its respective counterparties. An ISDA Master Agreement allows the Series to offset with each separate counterparty certain derivative financial instrument’s payables and/or receivables with collateral held. The amount of collateral moved to/from applicable counterparties is generally based upon minimum transfer amounts of up to $500,000. To the extent amounts due to the Series from its counterparties are not fully collateralized, contractually or otherwise, the Series bears the risk of loss from counterparty non-performance. See Note 1 “Segregation and Collateralization” for information with respect to collateral practices. In addition, the Series manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor its obligations and by monitoring the financial stability of those counterparties.

Certain ISDA Master Agreements allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event the Series’ net assets decline by a stated percentage or the Series fails to meet the terms of its ISDA Master Agreements, which would cause the Series to accelerate payment of any net liability owed to the counterparty.

Financial Futures Contracts: The Series purchases or sells financial futures contracts and options on financial futures contracts to gain exposure to, or economically hedge against, changes in the value of equity securities (equity risk). Financial futures contracts are agreements between the Series and the counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and at a specified date. Depending on the terms of the particular contract, financial futures contracts are settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date. Pursuant to the contract, the Series agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Series as unrealized appreciation or depreciation. When the contract is closed, the Series records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The use of financial futures contracts involves the risk of an imperfect correlation in the movements in the price of financial futures contracts, interest rates and the underlying assets.

Foreign Currency Exchange Contracts: The Series enters into foreign currency exchange contracts as an economic hedge against either specific transactions or portfolio instruments or to obtain exposure to foreign currencies (foreign currency exchange rate risk). A foreign currency exchange contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a future date. Foreign currency exchange contracts, when used by the Series, help to manage the overall exposure to the currencies in which some of the investments held by the Series are denominated. The contract is marked-to-market daily and the change in market value is recorded by the Series as an unrealized gain or loss. When the contract is closed, the Series records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. The use of foreign currency exchange contracts involves the risk that the value of a foreign currency exchange contract changes unfavorably due to movements in the value of the referenced foreign currencies and the risk that the counterparty to the contract does not perform its obligations under the agreement.

BLACKROCK SMALL CAP INDEX FUND	DECEMBER 31, 2012	45

Notes to Financial Statements (continued)	Master Small Cap Index Series

Derivative Financial Instruments Categorized by Risk Exposure:
Fair Values of Derivative Financial Instruments as of December 31, 2012
Asset Derivatives
	Statement of Assets and Liabilities Location	Value
Equity contracts	Net unrealized appreciation[1]	$418,047

[1]	Includes cumulative appreciation/depreciation on financial futures contracts as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The Effect of Derivative Financial Instruments in the Statement of Operations Year Ended December 31, 2012
Net Realized Gain (Loss) From
Equity contracts:
Financial futures contracts	$30,697
Foreign currency exchange contracts:
Foreign currency transactions	(94)

Total	$30,603

Net Change in Unrealized Appreciation on
Equity contracts:
Financial futures contracts	$425,122

For the year ended December 31, 2012, the average quarterly balances of outstanding derivative financial instruments were as follows:

Financial futures contracts:
Average number of contracts purchased	212
Average notional value of contracts purchased	$17,585,038
Foreign currency exchange contracts:
Average number of contracts — US dollars purchased[2]	3
Average US dollar amounts purchased[2]	$11,562

[2]	Average contract amount shown due to limited activity.

3. Investment Advisory Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. (“PNC”) is the largest stockholder and an affiliate, for 1940 Act purposes, of BlackRock.

The Master LLC, on behalf of the Series, entered into an Investment Advisory Agreement with BlackRock Advisors, LLC (the “Manager”), the Series’ investment advisor, an indirect, wholly owned subsidiary of BlackRock, to provide investment advisory and administration services. The Manager is responsible for the management of the Series’ portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Series. For such services, the Series pays the Manager a monthly fee at an annual rate of 0.01% of the Series’ average daily net assets.

The Manager entered into a contractual arrangement with the Master LLC with respect to the Series under which the Manager will waive and/or reimburse its fees and/or expenses so that the total annual operating expenses incurred by the Series (excluding interest expense, acquired fund fees and certain other Series’ expenses, which constitute extraordinary expenses not incurred in the ordinary course of the Series’ business) will not exceed 0.08% of the average daily net assets of the Series. The Manager has agreed not to reduce or discontinue this contractual waiver or reimbursement prior to May 1, 2013 unless approved by the Board. For the year ended December 31, 2012, the Series waived $291,996, which is included in fees waived by Manager in the Statement of Operations.

The Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees the Series pays to the Manager indirectly through its investment in affiliated money market funds. However, the Manager does not waive its investment advisory fees by the amount of investment advisory fees paid in connection with the Series’ investment in other affiliated investment companies, if any. This amount is included in fees waived and/or reimbursed by the Manager in the Statement of Operations. For the year ended December 31, 2012, the amount waived was $11,138.

The Manager entered into a sub-advisory agreement with BlackRock Investment Management, LLC (“BIM”), an affiliate of the Manager. The Manager pays BIM, for services it provides, a monthly fee that is a percentage of the investment advisory fees paid by the Series to the Manager.

For the year ended December 31, 2012, the Series reimbursed the Manager $6,121 for certain accounting services, which is included in accounting services in the Statement of Operations.

The Master LLC, on behalf of the Series, received an exemptive order from the SEC permitting it, among other things, to pay an affiliated securities lending agent a fee based on a share of the income derived from the securities lending activities and has retained BIM as the securities lending agent. BIM may, on behalf of the Series, invest cash collateral received by the Series for such loans, among other things, in a private investment company managed by the Manager or in registered money market funds advised by the Manager or its affiliates. The market value of securities on loan and the value of the related collateral, if applicable, are shown in the Statement of Assets and Liabilities as securities loaned at value and collateral on securities loaned at value, respectively. The cash collateral invested by BIM is disclosed in the Schedule of Investments, if any. Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of rebates paid to, or fees paid by, borrowers of securities. The Series retains 65% of securities lending income and pays a fee to BIM equal to 35% of such income. The Series benefits from a borrower default

46	BLACKROCK SMALL CAP INDEX FUND	DECEMBER 31, 2012

Notes to Financial Statements (concluded)	Master Small Cap Index Series

indemnity provided by BlackRock. As securities lending agent, BIM bears all operational costs directly related to securities lending as well as the cost of borrower default indemnification. BIM does not receive any fees for managing the cash collateral. The share of income earned by the Series is shown as securities lending — affiliated – net in the Statement of Operations. For the year ended December 31, 2012, BIM received $451,080 in securities lending agent fees related to securities lending activities for the Series.

Certain officers and/or directors of the Master LLC are officers and/or directors of BlackRock or its affiliates.

4. Investments:

Purchases and sales of investments, excluding short-term securities, for the year ended December 31, 2012, were $339,031,060 and $375,304,242, respectively.

5. Borrowings:

The Master LLC, on behalf of the Series, along with certain other funds managed by the Manager and its affiliates, is a party to a $500 million credit agreement with a group of lenders. The Series may borrow under the credit agreement to fund shareholder redemptions. Effective November 2011 to November 2012, the credit agreement had the following terms: a commitment fee of 0.065% per annum based on the Series’ pro rata share of the unused portion of the credit agreement and interest at a rate equal to the higher of (a) the one-month London Interbank Offered Rate (“LIBOR”) plus 0.80% per annum or (b) the Fed Funds rate plus 0.80% per annum on amounts borrowed. In addition, the Series paid administration and arrangement fees which were allocated to the Series based on its net assets as of October 31, 2011. The credit agreement, which expired in November 2012, was renewed with the same terms until November 2013. Effective November 2012 to November 2013, the credit agreement has the following terms: a commitment fee of 0.065% per annum based on the Series’ pro rata share of the unused portion of the credit agreement and interest at a rate equal to the higher of (a) the one-month LIBOR plus 0.80% per annum or (b) the Fed Funds rate plus 0.80% per annum on amounts borrowed. In addition, the Series paid administration and arrangement fees which were allocated to the Series based on its net assets as of October 31, 2012. The Series did not borrow under the credit agreement during the year ended December 31, 2012.

6. Concentration, Market and Credit Risk:

In the normal course of business, the Series invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer of a security to meet all its obligations (issuer credit risk). The value of securities held by the Series may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Series; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. Similar to issuer credit risk, the Series may be exposed to counterparty credit risk, or the risk that an entity with which the Series has unsettled or open transactions may fail to or be unable to perform on its commitments. The Series manages counterparty credit risk by entering into transactions only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Series to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Series’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is generally approximated by their value recorded in the Statement of Assets and Liabilities, less any collateral held by the Series.

As of December 31, 2012, the Series invested a significant portion of its assets in securities in the financials sector. Changes in economic conditions affecting the financials sector would have a greater impact on the Series and could affect the value, income and/or liquidity of positions in such securities.

7. Subsequent Events:

Management has evaluated the impact of all subsequent events on the Series through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

BLACKROCK SMALL CAP INDEX FUND	DECEMBER 31, 2012	47

Report of Independent Registered Public Accounting Firm	Master Small Cap Index Series

To the Investors of Master Small Cap Index Series and Board of Directors of Quantitative Master Series LLC:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Master Small Cap Index Series, one of the series constituting Quantitative Master Series LLC, (the “Series”) as of December 31, 2012, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Series’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Series is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Series’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2012, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Master Small Cap Index Series, of Quantitative Master Series LLC, as of December 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Boston, Massachusetts

February 15, 2013

48	BLACKROCK SMALL CAP INDEX FUND	DECEMBER 31, 2012

Officers and Directors

Name, Address and Year of Birth	Position(s) Held with Corporation/ Master LLC	Length of Time Served as a Director[2]	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Directorships
Independent Directors[1]
Ronald W. Forbes 55 East 52nd Street New York, NY 10055 1940	Co-Chairman of the Board and Director	Since 2007	Professor Emeritus of Finance, School of Business, State University of New York at Albany since 2000.	33 RICs consisting of 106 Portfolios	None
Rodney D. Johnson 55 East 52nd Street New York, NY 10055 1941	Co-Chairman of the Board and Director	Since 2007	President, Fairmount Capital Advisors, Inc. since 1987; Member of the Archdiocesan Investment Committee of the Archdiocese of Philadelphia since 2004; Director, The Committee of Seventy (civic) since 2006; Director, Fox Chase Cancer Center from 2004 to 2011.	33 RICs consisting of 106 Portfolios	None
David O. Beim 55 East 52nd Street New York, NY 10055 1940	Director	Since 2007	Professor of Professional Practice at the Columbia University Graduate School of Business since 1991; Trustee, Phillips Exeter Academy since 2002; Chairman, Wave Hill, Inc. (public garden and cultural center) from 1990 to 2006.	33 RICs consisting of 106 Portfolios	None
Dr. Matina S. Horner 55 East 52nd Street New York, NY 10055 1939	Director	Since 2007	Executive Vice President of Teachers Insurance and Annuity Association and College Retirement Equities Fund from 1989 to 2003.	33 RICs consisting of 106 Portfolios	NSTAR (electric and gas utility)
Herbert I. London 55 East 52nd Street New York, NY 10055 1939	Director	Since 2007	Professor Emeritus, New York University since 2005; John M. Olin Professor of Humanities, New York University from 1993 to 2005 and Professor thereof from 1980 to 2005; President Emeritus, Hudson Institute (policy research organization) since 2011, President thereof from 1997 to 2011 and Trustee since 1980; Chairman of the Board of Trustees for Grantham University since 2006; Director, InnoCentive, Inc. (strategic solutions company) since 2005; Director, Cerego, LLC (software development and design) since 2005; Director, Cybersettle (dispute resolution technology) since 2009.	33 RICs consisting of 106 Portfolios	AIMS Worldwide, Inc. (marketing)
Ian A. MacKinnon 55 East 52nd Street New York, NY 10055 1948	Director	Since 2012	Director, Kennett Capital, Inc. (investments) since 2006; Director, Free Library of Philadelphia from 1999 to 2008.	33 RICs consisting of 106 Portfolios	None
Cynthia A. Montgomery 55 East 52nd Street New York, NY 10055 1952	Director	Since 2007	Professor, Harvard Business School since 1989; Director, McLean Hospital since 2005; Director, Harvard Business School Publishing from 2005 to 2010.	33 RICs consisting of 106 Portfolios	Newell Rubbermaid, Inc. (manufacturing)
Joseph P. Platt 55 East 52nd Street New York, NY 10055 1947	Director	Since 2007	Director, The West Penn Allegheny Health System (a not-for-profit health system) since 2008; Director, Jones and Brown (Canadian insurance broker) since 1998; General Partner, Thorn Partners, LP (private investments) since 1998; Director, WQED Multi-Media (public broadcasting not-for-profit) since 2001; Partner, Amarna Corporation, LLC (private investment company) from 2002 to 2008.	33 RICs consisting of 106 Portfolios	Greenlight Capital Re, Ltd. (reinsurance company)
Robert C. Robb, Jr. 55 East 52nd Street New York, NY 10055 1945	Director	Since 2007	Partner, Lewis, Eckert, Robb and Company (management and financial consulting firm) since 1981.	33 RICs consisting of 106 Portfolios	None

BLACKROCK SMALL CAP INDEX FUND	DECEMBER 31, 2012	49

Officers and Directors (continued)

Name, Address and Year of Birth	Position(s) Held with Corporation/ Master LLC	Length of Time Served as a Director[2]	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Directorships
Independent Directors[1] (concluded)
Toby Rosenblatt 55 East 52nd Street New York, NY 10055 1938	Director	Since 2007	President, Founders Investments Ltd. (private investments) since 1999; Director, Forward Management, LLC since 2007; Director, College Access Foundation of California (philanthropic foundation) since 2009; Director, A.P. Pharma, Inc. (specialty pharmaceuticals) from 1983 to 2011; Director, The James Irvine Foundation (philanthropic foundation) from 1998 to 2008.	33 RICs consisting of 106 Portfolios	None
Kenneth L. Urish 55 East 52nd Street New York, NY 10055 1951	Director	Since 2007	Managing Partner, Urish Popeck & Co., LLC (certified public accountants and consultants) since 1976; Chairman Elect of the Professional Ethics Committee of the Pennsylvania Institute of Certified Public Accountants and Committee Member thereof since 2007; Member of External Advisory Board, The Pennsylvania State University Accounting Department since 2001; Trustee, The Holy Family Institute from 2001 to 2010; President and Trustee, Pittsburgh Catholic Publishing Associates from 2003 to 2008; Director, Inter-Tel from 2006 to 2007.	33 RICs consisting of 106 Portfolios	None
Frederick W. Winter 55 East 52nd Street New York, NY 10055 1945	Director	Since 2007	Professor and Dean Emeritus of the Joseph M. Katz School of Business, University of Pittsburgh since 2005 and Dean thereof from 1997 to 2005; Director, Alkon Corporation (pneumatics) since 1992; Director, Tippman Sports (recreation) since 2005; Director, Indotronix International (IT services) from 2004 to 2008.	33 RICs consisting of 106 Portfolios	None

[1]   Directors serve until their resignation, removal or death, or until December 31 of the year in which they turn 72. The Board has approved one-year extensions in terms of Directors who turn 72 prior to December 31, 2013.

[2]   Date shown is the earliest date a person has served for the Corporation/Master LLC covered by this annual report. Following the combination of Merrill Lynch Investment Managers, L.P. (“MLIM”) and BlackRock, Inc. (“BlackRock”) in September 2006, the various legacy MLIM and legacy BlackRock Fund boards were realigned and consolidated into three new Fund boards in 2007. As a result, although the chart shows certain Directors as joining the Corporation’s/Master LLC’s board in 2007, each Director first became a member of the board of other legacy MLIM or legacy BlackRock Funds as follows: David O. Beim, 1998; Ronald W. Forbes, 1977; Dr. Matina S. Horner, 2004; Rodney D. Johnson, 1995; Herbert I. London, 1987; Cynthia A. Montgomery, 1994; Joseph P. Platt, 1999; Robert C. Robb, Jr., 1998; Toby Rosenblatt, 2005; Kenneth L. Urish, 1999; and Frederick W. Winter, 1999.

Interested Directors[3]
Paul L. Audet 55 East 52nd Street New York, NY 10055 1953	Director	Since 2011	Senior Managing Director of BlackRock and Head of U.S. Mutual Funds since 2011; Chair of the U.S. Mutual Funds Committee reporting to the Global Executive Committee since 2011; Head of BlackRock’s Real Estate business from 2008 to 2011; Member of BlackRock’s Global Operating and Corporate Risk Management Committees and of the BlackRock Alternative Investors Executive Committee and Investment Committee for the Private Equity Fund of Funds business since 2008; Head of BlackRock’s Global Cash Management business from 2005 to 2010; Acting Chief Financial Officer of BlackRock from 2007 to 2008; Chief Financial Officer of BlackRock from 1998 to 2005.	155 RICs consisting of 278 Portfolios	None
Henry Gabbay 55 East 52nd Street New York, NY 10055 1947	Director	Since 2007	Consultant, BlackRock from 2007 to 2008; Managing Director, BlackRock from 1989 to 2007; Chief Administrative Officer, BlackRock Advisors, LLC from 1998 to 2007; President of BlackRock Funds and BlackRock Bond Allocation Target Shares from 2005 to 2007 and Treasurer of certain closed-end funds in the BlackRock fund complex from 1989 to 2006.	155 RICs consisting of 278 Portfolios	None

[3]   Mr. Audet is an “interested person,” as defined in the 1940 Act, of the Corporation/Master LLC based on his position with BlackRock and its affiliates. Mr. Gabbay is an “interested person” of the Corporation/Master LLC based on his former positions with BlackRock and its affiliates as well as his ownership of BlackRock and The PNC Financial Services Group, Inc. securities. Mr. Audet and Mr. Gabbay are also Directors of the BlackRock registered closed-end funds and Directors of other BlackRock registered open-end funds. Directors serve until their resignation, removal or death, or until December 31 of the year in which they turn 72.

50	BLACKROCK SMALL CAP INDEX FUND	DECEMBER 31, 2012

Officers and Directors (concluded)

Name, Address and Year of Birth	Position(s) Held with Corporation/ Master LLC	Length of Time Served	Principal Occupation(s) During Past Five Years
Officers[1]
John M. Perlowski 55 East 52nd Street New York, NY 10055 1964	President and Chief Executive Officer	Since 2010	Managing Director of BlackRock since 2009; Global Head of BlackRock Fund Administration since 2009; Managing Director and Chief Operating Officer of the Global Product Group at Goldman Sachs Asset Management, L.P. from 2003 to 2009; Treasurer of Goldman Sachs Mutual Funds from 2003 to 2009 and Senior Vice President thereof from 2007 to 2009; Director of Goldman Sachs Offshore Funds from 2002 to 2009; Director of Family Resource Network (charitable foundation) since 2009.
Brendan Kyne 55 East 52nd Street New York, NY 10055 1977	Vice President	Since 2009	Managing Director of BlackRock since 2010; Director of BlackRock from 2008 to 2009; Head of Product Development and Management for BlackRock’s U.S. Retail Group since 2009 and Co-head thereof from 2007 to 2009; Vice President of BlackRock from 2005 to 2008.
Neal Andrews 55 East 52nd Street New York, NY 10055 1966	Chief Financial Officer	Since 2007	Managing Director of BlackRock since 2006; Senior Vice President and Line of Business Head of Fund Accounting and Administration at PNC Global Investment Servicing (U.S.) Inc. from 1992 to 2006.
Jay Fife 55 East 52nd Street New York, NY 10055 1970	Treasurer	Since 2007	Managing Director of BlackRock since 2007; Director of BlackRock in 2006; Assistant Treasurer of the MLIM and Fund Asset Management, L.P. advised funds from 2005 to 2006; Director of MLIM Fund Services Group from 2001 to 2006.
Brian Kindelan 55 East 52nd Street New York, NY 10055 1959	Chief Compliance Officer and Anti-Money Laundering Officer	Since 2007	Chief Compliance Officer of the BlackRock-advised funds since 2007; Managing Director and Senior Counsel of BlackRock since 2005.
Benjamin Archibald 55 East 52nd Street New York, NY 10055 1975	Secretary	Since 2012	Director of BlackRock since 2010; Assistant Secretary to the funds from 2010 to 2012; General Counsel and Chief Operating Officer of Uhuru Capital Management from 2009 to 2010; Executive Director and Counsel of Goldman Sachs Asset Management from 2005 to 2009.
[1] Officers of the Corporation/Master LLC serve at the pleasure of the Board.
Further information about the Officers and Directors is available in the Corporation’s/Master LLC’s Statement of Additional Information, which can be obtained without charge by calling (800) 441-7762.

Investment Advisor BlackRock Advisors, LLC Wilmington, DE 19809	Custodian and Accounting Agent State Street Bank and Trust Company Boston, MA 02110	Independent Registered Public Accounting Firm Deloitte & Touche LLP Boston, MA 02116	Legal Counsel Sidley Austin LLP New York, NY 10019

Sub-Advisor BlackRock Investment Management, LLC Princeton, NJ 08540	Transfer Agent BNY Mellon Investment Servicing (US) Inc. Wilmington, DE 19809	Distributor BlackRock Investments, LLC New York, NY 10022	Address of the Fund 100 Bellevue Parkway Wilmington, DE 19809

BLACKROCK SMALL CAP INDEX FUND	DECEMBER 31, 2012	51

Additional Information

General Information

Electronic Delivery

Electronic copies of most financial reports and prospectuses are available on the Fund’s website or shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual reports and prospectuses by enrolling in the Fund’s electronic delivery program.

To enroll:

Shareholders Who Hold Accounts with Investment Advisors, Banks or Brokerages:

Please contact your financial advisor. Please note that not all investment advisors, banks or brokerages may offer this service.

Shareholders Who Hold Accounts Directly with BlackRock:

1)	Access the BlackRock website at http://www.blackrock.com/edelivery

2)	Select “eDelivery” under the “More Information” section

3)	Log into your account

Householding

The Fund will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Fund at (800) 441-7762.

Availability of Quarterly Schedule of Investments

The Fund/Series file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s/Series’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on how to access documents on the SEC’s website without charge may be obtained by calling (800) SEC-0330. The Fund’s/Series’ Forms N-Q may also be obtained upon request and without charge by calling (800) 441-7762.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund/Series use to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling (800) 441-7762; (2) at http://www.blackrock.com; and (3) on the SEC’s website at http://www.sec.gov.

Availability of Proxy Voting Record

Information about how the Fund/Series voted proxies relating to securities held in the Fund’s/Series’ portfolio during the most recent 12-month period ended June 30 is available upon request and without charge (1) at http://www.blackrock.com or by calling (800) 441-7762 and (2) on the SEC’s website at http://www.sec.gov.

52	BLACKROCK SMALL CAP INDEX FUND	DECEMBER 31, 2012

Additional Information (concluded)

Shareholder Privileges

Account Information

Call us at (800) 441-7762 from 8:00 AM to 6:00 PM EST on any business day to get information about your account balances, recent transactions and share prices. You can also reach us on the Web at http://www.blackrock.com/funds.

Automatic Investment Plans

Investor Class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock funds.

Systematic Withdrawal Plans

Investor Class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock funds, as long as their account balance is at least $10,000.

Retirement Plans

Shareholders may make investments in conjunction with Traditional, Rollover, Roth, Coverdell, Simple IRAs, SEP IRAs and 403(b) Plans.

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

BLACKROCK SMALL CAP INDEX FUND	DECEMBER 31, 2012	53

A World-Class Mutual Fund Family

BlackRock offers a diverse lineup of open-end mutual funds crossing all investment styles and managed by experts in equity, fixed income and tax-exempt investing.

Equity Funds

BlackRock ACWI ex-US Index Fund

BlackRock All-Cap Energy & Resources Portfolio

BlackRock Basic Value Fund

BlackRock Capital Appreciation Fund

BlackRock China Fund

BlackRock Commodity Strategies Fund

BlackRock Emerging Markets Fund

BlackRock Emerging Markets Long/Short Equity Fund

BlackRock Energy & Resources Portfolio

BlackRock Equity Dividend Fund

BlackRock EuroFund

BlackRock Flexible Equity Fund

BlackRock Focus Growth Fund

BlackRock Global Dividend Income Portfolio

BlackRock Global Long/Short Equity Fund

BlackRock Global Opportunities Portfolio

BlackRock Global SmallCap Fund

BlackRock Health Sciences Opportunities Portfolio

BlackRock Index Equity Portfolio

BlackRock India Fund

BlackRock International Fund

BlackRock International Index Fund

BlackRock International Opportunities Portfolio

BlackRock Large Cap Core Fund

BlackRock Large Cap Core Plus Fund

BlackRock Large Cap Growth Fund

BlackRock Large Cap Value Fund

BlackRock Latin America Fund

BlackRock Long-Horizon Equity Fund

BlackRock Mid-Cap Growth Equity Portfolio

BlackRock Mid Cap Value Opportunities Fund

BlackRock Natural Resources Trust

BlackRock Pacific Fund

BlackRock Real Estate Securities Fund

BlackRock Russell 1000 Index Fund

BlackRock Science & Technology Opportunities Portfolio

BlackRock Small Cap Growth Equity Portfolio

BlackRock Small Cap Growth Fund II

BlackRock Small Cap Index Fund

BlackRock S&P 500 Index Fund

BlackRock S&P 500 Stock Fund

BlackRock U.S. Opportunities Portfolio

BlackRock Value Opportunities Fund

BlackRock World Gold Fund

Taxable Fixed Income Funds

BlackRock Bond Index Fund

BlackRock Core Bond Portfolio

BlackRock CoreAlpha Bond Fund

BlackRock Emerging Market Local Debt Portfolio

BlackRock Floating Rate Income Portfolio

BlackRock Global Long/Short Credit Fund

BlackRock GNMA Portfolio

BlackRock High Yield Bond Portfolio

BlackRock Inflation Protected Bond Portfolio

BlackRock International Bond Portfolio

BlackRock Long Duration Bond Portfolio

BlackRock Low Duration Bond Portfolio

BlackRock Secured Credit Portfolio

BlackRock Strategic Income Opportunities Portfolio

BlackRock Total Return Fund

BlackRock U.S. Government Bond Portfolio

BlackRock U.S. Mortgage Portfolio

BlackRock World Income Fund

Municipal Fixed Income Funds

BlackRock California Municipal Bond Fund

BlackRock High Yield Municipal Fund

BlackRock Intermediate Municipal Fund

BlackRock National Municipal Fund

BlackRock New Jersey Municipal Bond Fund

BlackRock New York Municipal Bond Fund

BlackRock Pennsylvania Municipal Bond Fund

BlackRock Short-Term Municipal Fund

Mixed Asset Funds

BlackRock Balanced Capital Fund	LifePath Active Portfolios		LifePath Index Portfolios
BlackRock Global Allocation Fund	2015	2035	Retirement	2040
BlackRock Managed Volatility Portfolio	2020	2040	2020	2045
BlackRock Multi-Asset Income Portfolio	2025	2045	2025	2050
BlackRock Multi-Asset Real Return Fund	2030	2050	2030	2055
BlackRock Strategic Risk Allocation Fund			2035

BlackRock Prepared Portfolios	LifePath Portfolios
Conservative Prepared Portfolio	Retirement	2040
Moderate Prepared Portfolio	2020	2045
Growth Prepared Portfolio	2025	2050
Aggressive Growth Prepared Portfolio	2030	2055
	2035

BlackRock mutual funds are currently distributed by BlackRock Investments, LLC. You should consider the investment objectives, risks, charges and expenses of the funds under consideration carefully before investing. Each fund’s prospectus contains this and other information and is available at www.blackrock.com or by calling (800) 441-7762 or from your financial advisor. The prospectus should be read carefully before investing.

54	BLACKROCK SMALL CAP INDEX FUND	DECEMBER 31, 2012

This report is transmitted to shareholders only. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund’s current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

#SCIndex-12/12-AR

Item 2 –	Code of Ethics – Each registrant (or the “Fund”) has adopted a code of ethics, as of the end of the period covered by this report, applicable to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. During the period covered by this report, there have been no amendments to or waivers granted under the code of ethics. A copy of the code of ethics is available without charge at www.blackrock.com.

Item 3 –	Audit Committee Financial Expert – Each registrant’s board of directors (the “board of directors”), has determined that (i) the registrant has the following audit committee financial expert serving on its audit committee and (ii) each audit committee financial expert is independent:

Kenneth L. Urish

Under applicable securities laws, a person determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification.

Item 4 –	Principal Accountant Fees and Services

The following table presents fees billed by Deloitte & Touche LLP (“D&T”) in each of the last two fiscal years for the services rendered to the Fund:

	(a) Audit Fees		(b) Audit-Related Fees[1]		(c) Tax Fees[2]		(d) All Other Fees[3]
Entity Name	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End
BlackRock International Index Fund of BlackRock Index Funds, Inc.	$7,100	$7,000	$0	$3,000	$9,200	$8,600	$0	$0
BlackRock S&P 500 Index Fund of BlackRock Index Funds, Inc.	$7,000	$6,800	$3,800	$0	$12,350	$12,350	$0	$0
BlackRock Small Cap Index Fund of BlackRock Index Funds, Inc.	$7,100	$7,000	$0	$3,000	$10,700	$10,700	$0	$0
Master International Index Series of Quantitative Master Series LLC	$37,300	$36,800	$0	$1,750	$17,000	$17,000	$0	$0
Master S&P 500 Index Series of Quantitative Master Series LLC	$34,500	$34,500	$3,800	$13,300	$18,600	$18,600	$0	$0
Master Small Cap Index Series of Quantitative Master Series LLC	$38,500	$38,100	$0	$1,750	$17,000	$17,000	$0	$0

The following table presents fees billed by D&T that were required to be approved by the registrant’s audit committee (the “Committee”) for services that relate directly to the operations or financial reporting of the Fund and that are rendered on behalf of BlackRock Advisors, LLC (“Investment Adviser” or “BlackRock”) and entities controlling, controlled by, or under common control with BlackRock (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Fund (“Fund Service Providers”):

	Current Fiscal Year End	Previous Fiscal Year End
(b) Audit-Related Fees[1]	$0	$0
(c) Tax Fees[2]	$0	$0
(d) All Other Fees[3]	$2,970,000	$3,030,000

1 The nature of the services includes assurance and related services reasonably related to the performance of the audit of financial statements not included in Audit Fees.

2 The nature of the services includes tax compliance, tax advice and tax planning.

3 Aggregate fees borne by BlackRock in connection with the review of compliance procedures and attestation thereto performed by D&T with respect to all of the registered closed-end funds and some of the registered open-end funds advised by BlackRock.

(e)(1) Audit Committee Pre-Approval Policies and Procedures:

        Each Committee has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-approval by the registrant’s Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the Investment Adviser and Fund Service Providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are (a) consistent with the SEC’s auditor independence rules and (b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-by-case basis (“general pre-approval”). The term of any general pre-approval is 12 months from the date of the pre-approval, unless the Committee provides for a different period. Tax or other non-audit services provided to the registrant which have a direct impact on the operations or financial reporting of the registrant will only be deemed pre-approved provided that any individual project does not exceed $10,000 attributable to the registrant or $50,000 per project. For this purpose, multiple projects will be aggregated to determine if they exceed the previously mentioned cost levels.

        Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the registrant’s Committee, as will any other services not subject to general pre-approval (e.g., unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting. At this meeting, an analysis of such services is presented to the Committee for ratification. The Committee may delegate to the Committee Chairman the authority to approve the provision of and fees for any specific engagement of permitted non-audit services, including services exceeding pre-approved cost levels.

(e)(2) None of the services described in each of Items 4(b) through (d) were approved by either Committee pursuant to the de minimus exception in paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not Applicable

(g) The aggregate non-audit fees paid to the accountant for services rendered by the accountant to the registrant, the Investment Adviser and the Fund Service Providers were:

Entity Name	Current Fiscal Year End	Previous Fiscal Year End
BlackRock International Index Fund of BlackRock Index Funds, Inc.	$9,200	$11,600
BlackRock S&P 500 Index Fund of BlackRock Index Funds, Inc.	$16,150	$12,350
BlackRock Small Cap Index Fund of BlackRock Index Funds, Inc.	$10,700	$13,700
Master International Index Series of Quantitative Master Series LLC	$17,000	$18,750
Master S&P 500 Index Series of Quantitative Master Series LLC	$22,400	$31,900
Master Small Cap Index Series of Quantitative Master Series LLC	$18,600	$18,750

Additionally, SSAE 16 Review (Formerly, SAS No. 70) fees for the current and previous fiscal years of $2,970,000 and $3,030,000, respectively, were billed by D&T to the Investment Adviser.

(h) Each Committee has considered and determined that the provision of non-audit services that were rendered to the Investment Adviser and the Fund Service Providers that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5 –	Audit Committee of Listed Registrants – Not Applicable

Item 6 –	Investments

(a) The registrants’ Schedules of Investments are included as part of the Report to Stockholders filed under Item 1 of this Form.

(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 –	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not Applicable

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies – Not Applicable

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable

Item 10 –	Submission of Matters to a Vote of Security Holders – There have been no material changes to these procedures.

Item 11 –	Controls and Procedures

(a) The registrants’ principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrants’ disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b) There were no changes in the registrants’ internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrants’ internal control over financial reporting.

Item 12 –	Exhibits attached hereto

(a)(1) Code of Ethics – See Item 2

(a)(2) Certifications – Attached hereto

(a)(3) Not Applicable

(b) Certifications – Attached hereto

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, each registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock Index Funds, Inc. and Quantitative Master Series LLC

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Index Funds, Inc. and Quantitative Master Series LLC

Date: February 26, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of each registrant and in the capacities and on the dates indicated.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Index Funds, Inc. and Quantitative Master Series LLC

Date: February 26, 2013

By:	/s/ Neal J. Andrews
Neal J. Andrews
Chief Financial Officer (principal financial officer) of
BlackRock Index Funds, Inc. and Quantitative Master Series LLC

Date: February 26, 2013